UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

James J. Roth

Chairman of the Board, President and Chief Executive Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2015

Annual Reports of Investment Options Offered by Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

320 PARK AVENUE

NEW YORK NY 10022-6839

February 2016

Dear Contract Owner,

As a valued variable annuity owner or participant in a group variable annuity, we are pleased to provide you with the annual fund reports for the investment options you have selected. Included in this booklet are the annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investments options, you will receive annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio’s performance as of December 31, 2015. Please note that portfolio performance does not take into account the fees charged by the annuity contract. When viewed net of these contract fees, your performance will be lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for 70 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders. Today, as in the past, Mutual of America remains financially strong and is rated among the strongest companies in the life insurance industry by the major independent rating agencies.*

Since 1945, Mutual of America has remained committed to offering plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and the personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you will find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or

1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

*	While these ratings do not apply to the safety or investment performance of the Separate Account investment funds available under Mutual of America’s products, they do reflect the Company’s ability to fulfill its General Account obligations, which include its obligations under the Interest Accumulation Account, annuity purchase rate guarantees and annuity benefit payouts, as well as life insurance and disability income payments. Third party ratings are subject to change.

DECEMBER 31, 2015

Annual Reports of Mutual of America Investment Corporation

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s funds for the year ended December 31, 2015.

The Year In Review

In 2015 the markets were driven, as usual, by the question of economic growth, both globally and within individual economic units, whether region, country, sector or industry. The key determinants of growth — namely, demand and supply, interest rates and currency exchange rates — remained the focus of economists, strategists and investors throughout the year.

U.S. Economy Inches Forward

The main observation is that 2015 was a year of weak, unsteady and uncertain growth at home and abroad, characterized by pockets of strength and solid improvement as well as by areas of weakness and deterioration. In terms of strengths in the United States, the unemployment rate hit 5%, a level historically associated with near full employment; auto sales approached record annualized sales rates; and home construction and sales showed fairly steady improvement, though still well below the bubble heights of 2006-07. But capital investment by corporations remained lackluster and raised serious questions about whether the strength in consumer spending would be enough to keep the U.S. from falling into recession. Compounding the problem was a strong dollar that hurt exports and, as a result, acted to retard growth.

Global Economies A Mixed Bag

Europe, while far from strong, emerged from recession and showed modest but steady sequential improvement in terms of Gross Domestic Product. Within the Eurozone, Spain and Ireland, two of the most troubled economies at the depths of the Great Recession of 2008-09, registered exceptional growth in 2015. Germany and Italy held their own. Only France among the larger Eurozone economies continued to struggle. In Asia, Japan remained weak but positive and, importantly, maintained modest price appreciation rather than the deflation that plagued it for decades. China, the second largest economy in the world and largest contributor to global growth over the previous two decades, continued to represent the greatest worry for global economic prospects as its growth continued to slow toward a sub-7% rate, down from 12% only six years ago. Further adding to the drag on global growth was the collapse of commodities and, as a result, the devastating impact on those economies most dependent upon them, especially among emerging markets in general.

Equity and Bond Markets Mark Time

Global equity markets essentially reflected this economic dynamic. The MSCI World Index declined approximately 3% and the MSCI USA Index declined about 1%. On the whole, stocks in general were flat. However, almost all emerging markets, expressed in terms of U.S. dollars, declined 10% to 40%. The handful of markets generating positive results, namely, Belgium, Denmark, Ireland, Japan, Hungary, Russia, Estonia, Israel and Jamaica, had little in common.

Bond markets also reflected the uncertainty of sustainable growth and concern over the anticipated move by the Federal Reserve to raise interest rates at some point during the year. U.S. long-term government bond prices fluctuated in response to uneven economic data, while short-term government rates generally rose with expectations of a rate increase. U.S. credit spreads widened in response to growth fears, especially with regard to potential negative consequences of rate increases and in reaction to the deterioration of fundamentals within the energy industry as a result of collapsing energy prices. The Barclays Capital U.S. Aggregate Bond Index registered a modest return of about 1% for 2015.

Bond markets in most emerging markets already suffered as a result of the announcement by the Fed in 2013 that the U.S. quantitative easing (QE) program would end. The subsequent fears of an accelerating slowdown of China’s economy and the consequent collapse in commodity prices and demand for their products compounded the situation. Governments were forced to devalue currencies to retain some competitiveness. This, in turn, required higher interest rates to counteract the inflationary consequences of devaluation and to stem capital flight. The particularly dangerous implication was that high levels of dollar-denominated debt accrued by most emerging market economies to accommodate China’s growth over the past two decades would immediately become much more expensive to service or refinance. However, most of these concerns were discounted by early 2015. As a result, the Barclays Emerging Markets USD Aggregate Bond Index generated a return of almost 3% for the year. With regard to the other two major global economic blocs, the Barclays Euro Aggregate Index was up about 2%, while the Barclays Asian-Pacific Aggregate Index was essentially flat.

In summary, global equity and bond markets basically marked time in 2015 as the question of whether the global economy would be able to continue to grow in the face of the beginning of the reversal of unprecedented monetary accommodation prevailing since the Great Recession of 2008-09.

Market Fluctuations, Interest Rates Intrigue and More

That is not to say that nothing happened during the year. The S&P 500® Index (S&P 500) not only hit an all-time closing high of 2130 in mid-May but also suffered a worrisome 11% correction during the third week of August, only to regain the lost ground in early November. Largely forgotten by now, much of the first half of the year witnessed the unfolding of yet another Greek debt crisis that was, as in prior instances, resolved at the eleventh hour. And, for most of the year, investors fretted over whether and when the Federal Reserve would raise interest rates and the European Central Bank would increase and/or extend its QE program. The two central banks acted in December, both largely in line with expectations.

In addition, oil and commodity prices continued the decline that began at midyear 2014, with oil down 60% and commodities, in aggregate, down more than 40% since then. And the U.S. dollar continued its advance that began in mid-2014, up 9% in 2015 following a 10% advance during the second half of 2014.

Many Questions Remain in 2016

As we enter the New Year, uncertainty remains high. Will China’s slowdown accelerate or stabilize? Will oil and commodity prices continue to decline, bottom or advance? Will the dollar remain strong, will the euro and yen continue to weaken or will some or all of these currencies reverse recent trends? Will Europe’s modest expansion continue? Will Japan’s attempt to escape its deflationary past and regain its ability to contribute to global growth be successful? Can the apparent acceleration in U.S. domestic economic growth offset the headwinds of a strong dollar and anemic capital spending, to say nothing of offsetting global economic weakness?

As of the end of January 2016, it can be said that none of these questions has been answered. But it has been a particularly tumultuous month for markets, with the S&P 500 having declined 10% from its December 31, 2015 close at one point. And the S&P 500 was among the best performing equity markets in the world!

Most of the economic data during the month, both domestically and abroad, has been on the sluggish, negative and disappointing side. The key issue of concern is an emerging market debt bubble bust resulting from the roiling effects of a weakening Chinese yuan. The other, and related issue, is the rising concern that the global economy may be sinking into recession.

On the positive side, the Federal Reserve decided not to raise rates at its January meeting following its first increase in seven years in December, although this was expected. However, the odds of multiple rate increases this year have declined significantly. Furthermore, in recent weeks both the European Central Bank and the Bank of Japan strongly signaled that they intended to continue with additional monetary easing measures. In fact, on the last day of trading in January, the head of the Bank of Japan announced the initiation of a negative interest policy designed to force banks to lend rather that maintain excess reserves, and to push investors and their representatives (pension funds) to invest in risky assets. The action also prompted a weakening of the Japanese yen, making that nation’s exports less costly. In response, the S&P 500 jumped 2.5% that day, while other markets joined in the rally.

We expect economic growth to remain weak and policy makers to continue to find the tools necessary to get the global economy back on a self-sustaining growth trajectory. This is a battle that has been going on since the Great Recession of 2008-2009, and it seems will continue indefinitely until either it is successful or we dip into another recession.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Year Ended December 31, 2015

Equity Index Fund	+1.24%
All America Fund	-0.04%
Small Cap Value Fund	-3.40%
Small Cap Growth Fund	-2.39%
Mid Cap Value Fund	-3.34%
Mid-Cap Equity Index Fund	-2.37%
International Fund	-0.63%
Composite Fund	+0.80%
Retirement Income Fund	+0.49%

Total Returns — Year Ended December 31, 2015

2010 Retirement Fund	+0.40%
2015 Retirement Fund	+0.27%
2020 Retirement Fund	+0.13%
2025 Retirement Fund	-0.10%
2030 Retirement Fund	-0.22%
2035 Retirement Fund	-0.37%
2040 Retirement Fund	-0.64%
2045 Retirement Fund	-0.69%
2050 Retirement Fund	-0.73%
Conservative Allocation Fund	+0.44%
Moderate Allocation Fund	+0.16%
Aggressive Allocation Fund	-0.38%
Money Market Fund	-0.11%
Mid-Term Bond Fund	+0.61%
Bond Fund	+0.33%

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the year ended December 31, 2015, compared with its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Fund) which illustrate each Fund’s respective:

●	Historical total return achieved over specific periods, expressed as an average annual rate and as a cumulative rate;

●	Value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

●	Historical performance compared to an appropriate index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The summarized portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

James J. Roth

Chairman of the Board, President

and Chief Executive Officer

Mutual of America Investment Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

Standard & Poor’s®, S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc.

EQUITY INDEX FUND

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Fund’s performance for the year ended December 31, 2015, was 1.39% before expenses and 1.24% after expenses, in line with the benchmark return of 1.38%. Note that the Equity Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Equity Index Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,124	1.24%	1.24%
5 Years	$17,918	79.18%	12.37%
10 Years	$19,836	98.36%	7.09%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
10 Years	$20,236	102.36%	7.31%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, using three different investment approaches. The actively managed portion of the All America Fund is close to being equally distributed between large-cap stocks and mid-cap stocks, with the small cap stocks in turn equally distributed between small cap value and small cap growth stocks.

For the year ended December 31, 2015, the S&P 500 of large capitalization stocks increased by 1.38% on a total return basis, while the Russell 2000® Growth Index was down -1.38%% and the Russell 2000® Value Index was down -7.47%.

The All America Fund’s return for the year ended December 31, 2015, before expenses was 0.51% and -0.04% after expenses versus the benchmark return of 1.38%. The underperformance of the Fund was entirely the result of underperformance by the Small Cap Value and Small Cap Growth Funds. Both the Equity Index and Active Equity components essentially matched the benchmark return.

GROWTH OF A $10,000 INVESTMENT

All America Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,996	-0.04%	-0.04%
5 Years	$16,884	68.84%	11.04%
10 Years	$19,402	94.02%	6.85%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
10 Years	$20,236	102.36%	7.31%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is to outperform the Russell 2000® Value Index. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2015, the Small Cap Value Fund returned -2.59% before expenses and -3.40% after expenses versus a -7.47% return for the Russell 2000® Value Index. Within the benchmark, the best performing sectors were Health Care and Insurance while the worst performing sectors were Energy and Basic Materials.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Fund performance included Consumer Cyclicals and Energy, while sectors detracting from Fund performance included Retail and Health Care.

GROWTH OF A $10,000 INVESTMENT

Small Cap Value Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,662	-3.40%	-3.40%
5 Years	$14,803	48.03%	8.15%
10 Years	$19,951	99.51%	7.14%

Russell 2000 Value Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,253	-7.47%	-7.47%
5 Years	$14,471	44.71%	7.67%
10 Years	$17,202	72.02%	5.57%

The line representing the performance return of the Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned -1.58% before expenses and -2.39% after expenses during the year ended December 31, 2015. The Fund’s benchmark, the Russell 2000® Growth Index, returned -1.38% for the period.

The small capitalization growth marketplace produced moderate returns compared to other asset classes and investment styles for the year 2015. Domestic large and mid capitalization equity classes outperformed the small company sector. The growth style of investing outperformed its value counterpart in the domestic size categories of small, mid and large.

Investors in the small company area were benefited by returns in the Health Care and Information Technology sectors. For the year, the Health Care sector produced a 8.32% return and Information Technology produced a 5.16% return for the Russell 2000® Growth Index.

Both Health Care and Information Technology, traditional growth sectors, added to the outperformance of the small cap growth asset class. In both of these sectors, our Fund produced outsized performance given strong stock selection.

The Consumer Discretionary sector showed a negative return of 8.68% and the Industrial sector produced negative performance of 12.29%. These two sectors detracted most from the overall return of the benchmark and the Fund. Energy and Materials had more negative returns but had less impact on the small cap growth asset class and the Fund.

We continue to believe that in a slowing global economic environment, investing in domestic small cap growth stocks can provide attractive relative returns over the long term albeit with higher levels of volatility.

GROWTH OF A $10,000 INVESTMENT

Small Cap Growth Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,762	-2.39%	-2.39%
5 Years	$15,037	50.37%	8.48%
10 Years	$20,239	102.39%	7.29%

Russell 2000 Growth Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,862	-1.38%	-1.38%
5 Years	$16,602	66.02%	10.67%
10 Years	$21,493	114.93%	7.95%

The line representing the performance return of the Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2015, the Mid Cap Value Fund returned -2.71% before expenses and -3.34% after expenses versus a -4.78% return for the Russell Midcap® Value Index. Within the benchmark, the best performing sectors were Health Care and Consumer Staples while the worst performing sectors were Energy and Basic Materials.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Mid Cap Value Fund performance included Energy and Health Care, while sectors detracting from Fund performance included Finance and Consumer Cyclical.

GROWTH OF A $10,000 INVESTMENT

Mid Cap Value Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,665	-3.34%	-3.34%
5 Years	$15,275	52.75%	8.82%
10 Years	$17,922	79.22%	6.00%

Russell Mid Cap Value Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,522	-4.78%	-4.78%
5 Years	$17,042	70.42%	11.25%
10 Years	$20,817	108.17%	7.61%

The line representing the performance return of the Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Fund’s performance for the year ended December 31, 2015, was -2.21% before expenses and -2.37% after expenses, finishing slightly below the -2.18% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Mid-Cap Equity Index Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,763	-2.37%	-2.37%
5 Years	$16,464	64.64%	10.48%
10 Years	$21,471	114.71%	7.93%

S & P MidCap 400 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,782	-2.18%	-2.18%
5 Years	$16,605	66.05%	10.68%
10 Years	$21,945	119.45%	8.18%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

INTERNATIONAL FUND

The International Fund seeks capital appreciation by investing, directly or indirectly, in stocks of companies located outside of the United States that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Currently the International Fund is invested mainly in exchange traded funds that reflect the MSCI EAFE® Index. The Fund also has invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries.

For the year ended December 31, 2015, the International Fund returned -0.49% before expenses and -0.63% after expenses, outperforming the -0.81% return of the benchmark. The fund’s benchmark closes earlier in the day than the actual market for the fund’s investments. This time lag can result in both positive and negative performance differences.

GROWTH OF A $10,000 INVESTMENT

International Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,937	-0.63%	-0.63%
5 Years	$11,677	16.77%	3.15%
Since 11/5/07 (Inception)	$9,217	-7.83%	-0.99%

MSCI EAFE Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,919	-0.81%	-0.81%
5 Years	$11,937	19.37%	3.60%
Since 11/5/07 (Inception)	$9,338	-6.62%	-0.84%

The line representing the performance return of the International Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

COMPOSITE FUND

The primary investment objective of the fixed income portion of the fund is to provide a high level of current income, consistent with capital preservation, while minimizing volatility. It does this by investing primarily in investment grade publicly traded debt securities. The securities held include corporate, U.S. agency and mortgage-backed bonds, all of which normally yield more than U.S. Treasury issues.

The strategy of the fixed income portion of the fund is to overweight corporate bonds, underweight Treasury issues, and market weight mortgage-backed securities. The expectation is that the Federal Reserve will continue to slowly increase rates, so duration is maintained at approximately 90% of the Barclays Capital Aggregate Bond Index. The Fund also stresses diversification in order to protect the Fund from unexpected credit events, so few holdings exceed one-half of one percent of the Fund’s value.

The bond market finished 2015 with a return of 0.55%, as measured by the Barclays Capital U.S. Aggregate Bond Index. It was a challenging year for the credit sector as most corporate spreads widened and Treasury rates moved higher across the yield curve. Market uncertainty was heightened due to The Federal Reserve’s indecision about raising interest rates, which they nominally did on December 16, 2015.

The fixed income portion of the fund maintained a significant position in energy, metal, and mining securities during the year. While these investments initially enhanced returns, many eventually underperformed the Index on an annual basis. This detracted from Fund performance, but should enhance future returns.

Despite the fact that spreads widened, the portfolio’s corporate bond segment returned +0.44% versus the index return of -0.68%. This accounted for over 50% of the fund’s gross annual performance. However, the fixed income portion of the fund’s substantial underweight in Treasuries, the best performing sector, detracted from returns.

As in past years, the Fund’s emphasis on higher-yielding corporate issues was a major contributor to its performance.

For the year ended December 31, 2015, the equity portion of the Fund had a total return of 1.34% (before expenses), underperforming the S&P 500® Index (S&P 500) by 4 basis points. This slight underperformance was actually quite respectable given that only 32% of all active large cap managers were able to outperform the S&P 500.

This flat S&P 500 performance for 2015 was the result of a number of macroeconomic and geopolitical uncertainties that arose after two back-to-back out-performance years for the market. These concerns included a slowing Chinese economy, another debt crisis in Greece, questions about the impact of a major decline in the price of oil and a strengthening in the U. S. dollar, a spreading Middle Eastern war spearheaded by the avowed terrorist group ISIS, and an impending rate increase by the Federal Reserve.

The equity portion of the Composite Fund maintains sector weights within plus or minus 100 basis points of the S&P 500 and does not take positions in individual stocks with over-weights of more than 200 basis points. This structural discipline produces a relatively low-risk portfolio that emphasizes stock selection based on strong fundamental analysis.

The full year 2015 was characterized by a wide dispersion in sector performance (30 percentage points between the top and bottom sector) such that outperformance required over-weights in sectors outperforming the benchmark and underweights in underperforming sectors. Our investment style precludes such an investment posture.

For the year ended December 31, 2015, the Composite Fund returned 1.34% before expenses compared to the weighted benchmark return of 1.20%, 40% of which is based on the Barclays Capital Aggregate Bond Index and 60% of which is based on the S&P 500. The out-performance of the Composite Fund was almost entirely the result of fixed income portion’s outperformance of the Fund.

GROWTH OF A $10,000 INVESTMENT

Composite Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,080	0.80%	0.80%
5 Years	$14,695	46.95%	8.00%
10 Years	$17,699	76.99%	5.87%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
10 Years	$20,236	102.36%	7.31%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
10 Years	$15,549	55.49%	4.51%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,003	0.03%	0.03%
5 Years	$10,026	0.26%	0.05%
10 Years	$11,232	12.32%	1.17%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not. Past performance is not indicative of future results.

RETIREMENT INCOME FUND

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond, 40% in the Mid-Term Bond Funds and 5% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund).

Performance for the Retirement Income Fund is compared to the Barclays Capital Aggregate Bond Index (70% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2015, the Fund returned 0.54% before expenses and 0.49% after expenses, versus a 0.84% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in.

GROWTH OF A $10,000 INVESTMENT

Retirement Income Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,047	0.49%	0.49%
5 Years	$12,900	29.00%	5.22%
Since 11/5/07 (Inception)	$14,794	47.94%	4.91%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
Since 11/5/07 (Inception)	$16,255	62.55%	6.14%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
Since 11/5/07 (Inception)	$14,133	41.33%	4.33%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- Lative	Average Annual
1 Year	$10,003	0.03%	0.03%
5 Years	$10,026	0.26%	0.05%
Since 11/5/07 (Inception)	$10,302	3.02%	0.37%

The line representing the performance return of the Retirement Income Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2010 RETIREMENT FUND

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 65% of net assets in fixed-income funds (approximately 25% in the Bond Fund, 35% in the Mid-Term Bond Fund and 5% in the Money Market Fund) and approximately 35% of net assets in equity funds (24% in the Equity Index Fund, 8% in the Mid-Cap Equity Index Fund and 3% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2015).

Performance for the 2010 Retirement Fund is compared to the Barclays Capital Aggregate Bond Index (60% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (35% weighting). For the year ended December 31, 2015, the Fund returned 0.45% before expenses and 0.40% after expenses, versus a 0.95% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in mid cap and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

2010 Retirement Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,040	0.40%	0.40%
5 Years	$13,570	35.70%	6.29%
Since 11/5/07 (Inception)	$14,846	48.46%	4.96%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
Since 11/5/07 (Inception)	$16,255	62.55%	6.14%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
Since 11/5/07 (Inception)	$14,133	41.33%	4.33%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,003	0.03%	0.03%
5 Years	$10,026	0.26%	0.05%
Since 11/5/07 (Inception)	$10,302	3.02%	0.37%

The line representing the performance return of the 2010 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2015 RETIREMENT FUND

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 45% of net assets in equity funds (approximately 27% in the Equity Index Fund, 10% in the Mid-Cap Equity Index Fund, 6% in the International Fund and 1% each in the Small Cap Growth and Small Cap Value Funds) and approximately 55% of net assets in fixed-income funds (25% in the Bond Fund and 30% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2015).

Performance for the 2015 Retirement Fund is compared to the S&P 500® Index (45% weighting) and the Barclays Capital Aggregate Bond Index (55% weighting). For the year ended December 31, 2015, the Fund returned 0.34% before expenses and 0.27% after expenses, versus a 1.08% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in small cap, mid cap, and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

2015 Retirement Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,027	0.27%	0.27%
5 Years	$13,925	39.25%	6.85%
Since 11/5/07 (Inception)	$14,804	48.04%	4.92%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
Since 11/5/07 (Inception)	$16,255	62.55%	6.14%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
Since 11/5/07 (Inception)	$14,133	41.33%	4.33%

The line representing the performance return of the 2015 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2020 RETIREMENT FUND

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 55% of net assets in equity funds (approximately 31% in the Equity Index Fund, 12% in the Mid-Cap Equity Index Fund, 8% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 45% of net assets in fixed-income funds (25% in the Bond Fund and 20% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2015).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (55% weighting) and the Barclays Capital Aggregate Bond Index (45% weighting). For the year ended December 31, 2015, the Fund returned 0.20% before expenses and 0.13% after expenses, versus a 1.16% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in small cap, mid cap, and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

2020 Retirement Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,012	0.13%	0.13%
5 Years	$14,356	43.56%	7.50%
Since 11/5/07 (Inception)	$14,916	49.16%	5.02%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
Since 11/5/07 (Inception)	$16,255	62.55%	6.14%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
Since 11/5/07 (Inception)	$14,133	41.33%	4.33%

The line representing the performance return of the 2020 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2025 RETIREMENT FUND

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 68% of net assets in equity funds (approximately 37% in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 3% each in the Small Cap Growth and Small Cap Value Funds) and approximately 32% of net assets in fixed-income funds (22% in the Bond Fund and 10% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2015).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (68% weighting) and the Barclays Capital Aggregate Bond Index (32% weighting). For the year ended December 31, 2015, the Fund returned -0.03% before expenses and -0.10% after expenses, versus a 1.25% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in small cap, mid cap, and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

2025 Retirement Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,989	-0.10%	-0.10%
5 Years	$14,875	48.75%	8.26%
Since 11/5/07 (Inception)	$15,109	51.09%	5.18%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
Since 11/5/07 (Inception)	$16,255	62.55%	6.14%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
Since 11/5/07 (Inception)	$14,133	41.33%	4.33%

The line representing the performance return of the 2025 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2030 RETIREMENT FUND

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 78% of net assets in equity funds (approximately 39% in the Equity Index Fund, 18% in the Mid-Cap Equity Index Fund, 11% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 22% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2015).

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (78% weighting) and the Barclays Capital Aggregate Bond Index (22% weighting). For the year ended December 31, 2015, the Fund returned -0.15% before expenses and -0.22% after expenses, versus a 1.30% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in small cap, mid cap, and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

2030 Retirement Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,977	-0.22%	-0.22%
5 Years	$15,252	52.52%	8.81%
Since 11/5/07 (Inception)	$15,409	54.09%	5.44%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
Since 11/5/07 (Inception)	$16,255	62.55%	6.14%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
Since 11/5/07 (Inception)	$14,133	41.33%	4.33%

The line representing the performance return of the 2030 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2035 RETIREMENT FUND

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 85% of net assets in equity funds (approximately 40% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 13% in the International Fund and 6% each in the Small Cap Growth and Small Cap Value Funds) and approximately 15% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2015).

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (85% weighting) and the Barclays Capital Aggregate Bond Index (15% weighting). For the year ended December 31, 2015, the Fund returned -0.30% before expenses and -0.37% after expenses, versus a 1.34% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in small cap, mid cap, and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF $10,000 INVESTMENT

2035 Retirement Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,962	-0.37%	-0.37%
5 Years	$15,438	54.38%	9.07%
Since 11/5/07 (Inception)	$15,179	51.79%	5.24%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
Since 11/5/07 (Inception)	$16,255	62.55%	6.14%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
Since 11/5/07 (Inception)	$14,133	41.33%	4.33%

The line representing the performance return of the 2035 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2040 RETIREMENT FUND

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 87% of net assets in equity funds (approximately 37% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 8% each in the Small Cap Growth and Small Cap Value Funds) and approximately 13% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2015).

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (87% weighting) and the Barclays Capital Aggregate Bond Index (13% weighting). For the year ended December 31, 2015, the Fund returned -0.57% before expenses and -0.64% after expenses, versus a 1.34% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in small cap, mid cap, and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

2040 Retirement Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,935	-0.64%	-0.64%
5 Years	$15,413	54.13%	9.03%
Since 11/5/07 (Inception)	$15,269	52.69%	5.32%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
Since 11/5/07 (Inception)	$16,255	62.55%	6.14%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
Since 11/5/07 (Inception)	$14,133	41.33%	4.33%

The line representing the performance return of the 2040 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2045 RETIREMENT FUND

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 89% of net assets in equity funds (approximately 34% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 15% in the International Fund and 9% each in the Small Cap Growth and Small Cap Value Funds) and approximately 11% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2015).

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (89% weighting) and the Barclays Capital Aggregate Bond Index (11% weighting). For the year ended December 31, 2015, the Fund returned -0.62% before expenses and -0.69% after expenses, versus a 1.35% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in small cap, mid cap, and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

2045 Retirement Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,931	-0.69%	-0.69%
5 Years	$15,360	53.60%	8.96%
Since 11/5/07 (Inception)	$15,156	51.56%	5.22%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
Since 11/5/07 (Inception)	$16,255	62.55%	6.14%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
Since 11/5/07 (Inception)	$14,133	41.33%	4.33%

The line representing the performance return of the 2045 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2050 RETIREMENT FUND

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 91% of net assets in equity funds (approximately 34% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 15% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 9% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2015).

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (91% weighting) and the Barclays Capital Aggregate Bond Index (9% weighting). For the year ended December 31, 2015, the Fund returned -0.68% before expenses and -0.73% after expenses, versus a 1.36% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in small cap, mid cap, and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

2050 Retirement Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,926	-0.73%	-0.73%
Since 10/1/12 (Inception)	$13,882	38.82%	10.62%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
Since 10/1/12 (Inception)	$15,201	52.01%	13.75%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
Since 10/1/12 (Inception)	$10,462	4.62%	1.40%

The line representing the performance return of the 2050 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in the equity funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Bond Fund and 35% in the Mid-Term Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund).

Performance for the Conservative Allocation Fund is compared to the Barclays Capital Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the year ended December 31, 2015, the Conservative Allocation Fund returned 0.46% before expenses and 0.44% after expenses, versus a 0.98% return in the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in mid cap and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

Conservative Allocation Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,044	0.44%	0.44%
5 Years	$13,065	30.65%	5.49%
10 Years	$16,936	69.36%	5.41%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
10 Years	$20,236	102.36%	7.31%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
10 Years	$15,549	55.49%	4.51%

The line representing the performance return of the Conservative Allocation Fund includes direct non-advisory operating expenses and expenses, such as transaction costs and management fees in the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) that reduce returns, while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund and approximately 15% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (60% weighting) and the Barclays Capital Aggregate Bond Index (40% weighting). For the year ended December 31, 2015, the Moderate Allocation Fund returned 0.18% before expenses and 0.16% after expenses, versus a 1.20% return for the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in mid cap and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

Moderate Allocation Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,016	0.16%	0.16%
5 Years	$14,417	44.17%	7.59%
10 Years	$18,408	84.08%	6.29%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
10 Years	$20,236	102.36%	7.31%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
10 Years	$15,549	55.49%	4.51%

The line representing the performance return of the Moderate Allocation Fund includes direct non-advisory operating expenses and expenses, such as transaction costs and management fees in the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) that reduce returns, while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Value Fund, 5% in the Small Cap Growth Fund and 15% in the International Fund) and approximately 20% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (80% weighting) and the Barclays Capital Aggregate Bond Index (20% weighting). For the year ended December 31, 2015, the Aggressive Allocation Fund returned -0.36% before expenses and -0.38% after expenses, versus a 1.31% return for the weighted benchmark. The fund underperformed its benchmark largely due to the fact that the gross return of the fund that is presented is shown after fees have been deducted from the underlying funds that this fund invests in, and also because the fund’s investments in small cap, mid cap, and international stocks trailed the return of the S&P 500® Index, which the fund’s equity portion is benchmarked against.

GROWTH OF A $10,000 INVESTMENT

Aggressive Allocation Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,964	-0.38%	-0.38%
5 Years	$15,456	54.56%	9.10%
10 Years	$19,262	92.62%	6.77%

S & P 500 Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,138	1.38%	1.38%
5 Years	$18,073	80.73%	12.57%
10 Years	$20,236	102.36%	7.31%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
10 Years	$15,549	55.49%	4.51%

The line representing the performance return of the Aggressive Allocation Fund includes direct non-advisory operating expenses and expenses, such as transaction costs and management fees in the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) that reduce returns, while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MONEY MARKET FUND

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the year ended December 31, 2015, the Money Market Fund returned 0.15% before expenses and -0.11% after expenses, compared to a 0.03% return for the Citigroup 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

As widely expected, the long awaited rate hike finally arrived on December 16, 2015. The Federal Reserve raised the Fed Funds rate by moving its target range up to 0.25%-0.50% from 0%-0.25%. The Fed’s decision to raise interest rates for the first time in the seven years was driven by its confidence in the strength of the domestic economy. While remaining data dependent, the Committee expressed its desire to raise the target by 25 basis points four times in 2016 to reach 1.375% at year’s end. As the uncertainty of a rising-rate environment remains, the Fund’s strategy will continue to focus on quality, liquidity, and maintaining a relatively shorter weighted average maturity. The seven-day effective yield as of February 16, 2016, was 0.15%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account’s investments in shares of the Money Market Fund.

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Mid-Term Bond Fund primarily invests in corporate and U.S. government agency securities, which normally yield more than U.S. Treasury issues.

During 2015, the Mid-Term Bond Fund continued to emphasize corporate issues, particularly BBB-rated bonds, in order to capture incremental income. The Fund will continue this focus, rather than be preoccupied with market volatility. This investment philosophy has achieved superior returns over market cycles and we believe that it will continue to do so in the future.

The Fund’s corporate positions will remain highly diversified. This is done in order to protect the portfolio from unanticipated credit risks. The Fund will also continue to maintain a maturity profile similar to the Barclays Capital Intermediate Government/Credit Bond Index.

For the year ended December 31, 2015, the Mid-Term Bond Fund returned 1.07% before expenses and 0.61% after expenses. The Fund’s return before expenses was flat against the return of the Barclays Capital Intermediate Government/Credit Bond Index during this period.

GROWTH OF A $10,000 INVESTMENT

Mid-Term Bond Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,062	0.61%	0.61%
5 Years	$11,349	13.49%	2.56%
10 Years	$15,359	53.59%	4.38%

Barclays Capital Intermediate Government/Credit Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,107	1.07%	1.07%
5 Years	$11,356	13.56%	2.58%
10 Years	$14,864	48.64%	4.04%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BOND FUND

The Bond Fund’s primary investment objective is to provide a high level of current income, consistent with capital preservation, while minimizing volatility. It does this by investing primarily in investment grade publicly traded debt securities. The securities held by the Bond Fund include corporate, U.S. agency and mortgage-backed bonds, all of which normally yield more than U.S. Treasury issues.

The Fund’s strategy is to overweight corporate bonds, underweight Treasury issues, and market weight mortgage-backed securities. The expectation is that the Federal Reserve will continue to slowly increase rates, so duration is maintained at approximately 90% of the Barclays Capital Aggregate Bond Index. The Bond Fund also stresses diversification in order to protect the Fund from unexpected credit events, so few holdings exceed one-half of one percent of the Fund’s value.

The bond market finished 2015 with a return of 0.55%, as measured by the Barclays Capital U.S. Aggregate Bond Index. It was a challenging year for the credit sector as most corporate spreads widened and Treasury rates moved higher across the yield curve. Market uncertainty was heightened due to The Federal Reserve’s indecision about raising interest rates, which they nominally did on December 16, 2015.

The Fund maintained a significant position in energy, metal, and mining securities during the year. While these investments initially enhanced returns, many eventually underperformed the Index on an annual basis. This detracted from Fund performance, but should enhance future returns.

Despite the fact that spreads widened, the portfolio’s corporate bond segment returned +0.44% versus the index return of -0.68%. This accounted for over 50% of the fund’s gross annual performance. However, the Fund’s substantial underweight in Treasuries, the best performing sector, detracted from returns.

For the year ended December 31, 2015, the Bond Fund returned 0.78% before expenses and 0.33% after expenses. This compares to the Barclays Capital U.S. Aggregate Bond Index, which returned 0.55% for the period. As in past years, the Fund’s emphasis on higher-yielding corporate issues was a major contributor to its performance.

GROWTH OF A $10,000 INVESTMENT

Bond Fund
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,034	0.33%	0.33%
5 Years	$11,998	19.98%	3.74%
10 Years	$16,137	61.37%	4.88%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/2015	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,055	0.55%	0.55%
5 Years	$11,732	17.32%	3.25%
10 Years	$15,549	55.49%	4.51%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2015 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2015 (Unaudited) (Continued)

International Fund

Composite Fund

Retirement Income Fund

2010 Retirement Fund

2015 Retirement Fund

2020 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2015 (Unaudited) (Continued)

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

2050 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2015 (Unaudited) (Continued)

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, effective January 1, 2015, Mutual of America Capital Management LLC, the Funds’ Adviser, has contractually agreed to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This contractual obligation remains in effect through April 30, 2016 and will continue for succeeding 12 month periods ending April 30th unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2015 and held for the entire period ending December 31, 2015 under the expense reimbursement agreement in effect during that period as described above. See Footnote (1) on page 37 for comparable amounts for the Retirement Income Fund and the 2050 Retirement Fund as if the contractual expense reimbursement agreement described above had not been in effect during the six months ended December 31, 2015 and/or if the average daily net assets for the prior calendar year were greater than $50 million.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Investment Corporation does not charge.

Equity Index Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$1,000.61	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.26	$0.77

*	Expenses are equal to the Fund’s annual expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

All America Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$976.67	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.80

*	Expenses are equal to the Fund’s annual expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Value Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$946.40	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.23

*	Expenses are equal to the Fund’s annual expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$898.31	$3.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.23

*	Expenses are equal to the Fund’s annual expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Cap Value Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$961.89	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.31

*	Expenses are equal to the Fund’s annual expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Cap Equity Index Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$937.32	$0.78
Hypothetical (5% return before expenses)	$1,000.00	$1,024.21	$0.82

*	Expenses are equal to the Fund’s annual expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$934.83	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.84

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$989.66	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.29	$2.70

*	Expenses are equal to the Fund’s annual expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Retirement Income Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$992.68	$2.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	$2.14

*	Expenses are equal to the Fund’s annual expense ratio of 0.42% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2010 Retirement Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$988.94	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,023.07	$1.94

*	Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2015 Retirement Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$984.42	$2.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.04

*	Expenses are equal to the Fund’s annual expense ratio of 0.40% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$981.12	$1.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.07	$1.94

*	Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2025 Retirement Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$976.36	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.84

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2030 Retirement Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$973.71	$1.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.22	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2035 Retirement Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$969.44	$1.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.22	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$963.47	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.84

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2045 Retirement Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$961.78	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,023.12	$1.89

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2050 Retirement Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$960.20	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.84

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Conservative Allocation Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$989.81	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,023.12	$1.89

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$981.80	$1.45
Hypothetical (5% return before expenses)	$1,000.00	$1,023.53	$1.48

*	Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$968.71	$1.49
Hypothetical (5% return before expenses)	$1,000.00	$1,023.48	$1.53

*	Expenses are equal to the Fund’s annual expense ratio of 0.30% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Money Market Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$999.49	$1.31
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.33

*	Expenses are equal to the Fund’s annual expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Term Bond Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$993.70	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.65	$2.35

*	Expenses are equal to the Fund’s annual expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$994.97	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$2.29

*	Expenses are equal to the Fund’s annual expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(1)	Effective January 1, 2015, the Adviser has agreed to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund that has less than $50 million in average daily net assets for the prior calendar year. For 2015, this included the Retirement Income Fund, the 2010 Retirement Fund and the 2050 Retirement Fund. For 2016, this will include the 2010 Retirement Fund and the 2055 Retirement Fund. Details about the Funds’ expenses are in Note 2 of the accompanying financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Retirement Income Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$992.68	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.65	$2.35

*	Expenses are equal to the Fund’s annual expense ratio of 0.46% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2050 Retirement Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1 to December 31, 2015
Actual	$1,000.00	$960.20	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,023.01	$1.99

*	Expenses are equal to the Fund’s annual expense ratio of 0.39% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.4%)
Amazon.com, Inc.*	38,174	$25,801,425
Comcast Corp. Cl A	243,244	13,726,259
Disney (Walt) Co.	150,274	15,790,792
Home Depot, Inc.	125,810	16,638,373
McDonald’s Corp.	91,007	10,751,567
NIKE, Inc. Cl B	133,888	8,368,000
Starbucks Corp.	147,494	8,854,065
Other Securities	2,507,067	129,079,657

		229,010,138

CONSUMER STAPLES (9.6%)
Altria Group, Inc.	194,394	11,315,675
Coca-Cola Co.	388,170	16,675,783
CVS Health Corp.	109,700	10,725,369
PepsiCo, Inc.	144,715	14,459,923
Philip Morris Int’l., Inc.	153,705	13,512,207
Proctor & Gamble Co.	269,796	21,424,500
Wal-Mart Stores, Inc.	155,659	9,541,897
Other Securities	1,196,807	80,981,474

		178,636,828

ENERGY (6.3%)
Chevron Corp.	188,034	16,915,539
Exxon Mobil Corp.	413,861	32,260,465
Schlumberger Ltd.	125,508	8,754,183
Other Securities	1,575,757	57,905,307

		115,835,494

FINANCIALS (15.8%)
Bank of America Corp.	1,033,813	17,399,073
Berkshire Hathaway, Inc. Cl B*	186,186	24,583,999
Citigroup, Inc.	295,239	15,278,618
JPMorgan Chase & Co.	365,091	24,106,959
Wells Fargo & Co.	461,036	25,061,917
Other Securities	3,406,169	186,278,911

		292,709,477

HEALTH CARE (14.5%)
AbbVie, Inc.	162,275	9,613,171
Allergan PLC*	39,084	12,213,750
Amgen, Inc.	74,870	12,153,647
Bristol-Myers Squibb Co.	165,486	11,383,782
Celgene Corp.*	78,183	9,363,196
Gilead Sciences, Inc.	143,009	14,471,081
Johnson & Johnson	274,646	28,211,637

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Lilly (Eli) & Co.	97,075	$8,179,540
Medtronic PLC	139,479	10,728,725
Merck & Co., Inc.	277,524	14,658,818
Pfizer, Inc.	613,855	19,815,239
UnitedHealth Group, Inc.	94,774	11,149,213
Other Securities	1,239,929	107,415,875

		269,357,674

INDUSTRIALS (9.6%)
3M Co.	61,236	9,224,591
Boeing Co.	62,646	9,057,985
General Electric Co.	938,267	29,227,017
Honeywell International, Inc.	76,699	7,943,715
Other Securities	1,737,627	123,298,997

		178,752,305

INFORMATION TECHNOLOGY (19.8%)
Alphabet, Inc. Cl A*	29,018	22,576,294
Alphabet, Inc. Cl C*	29,555	22,428,516
Apple, Inc.	555,340	58,455,083
Cisco Systems, Inc.	504,935	13,711,510
Facebook, Inc. Cl A*	225,624	23,613,808
Int’l. Business Machines Corp.	88,728	12,210,747
Intel Corp.	468,007	16,122,841
MasterCard, Inc. Cl A	98,305	9,570,975
Microsoft Corp.	792,412	43,963,018
Oracle Corp.	317,878	11,612,083
Visa, Inc. Cl A	193,287	14,989,407
Other Securities	2,849,472	118,685,935

		367,940,217

MATERIALS (2.6%)
Other Securities	961,538	49,185,376

TELECOMMUNICATION SERVICES (2.3%)
AT&T, Inc.	609,888	20,986,246
Verizon Communications, Inc.	403,703	18,659,153
Other Securities	197,539	3,458,476

		43,103,875

UTILITIES (2.9%)
Other Securities	1,151,075	52,922,051

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,145,156,541) 95.8%		1,777,453,435

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.1%)
U.S. Treasury Bill (1)	A-1+	0.12 - 0.26	01/07/16 - 05/05/16	$20,000,000	$19,989,752

U.S. GOVERNMENT AGENCIES (1.0%)
FHLB	A-1+	0.30	03/02/16	10,000,000	9,994,917
FHLMC	A-1+	0.18	02/12/16	8,500,000	8,498,215

					18,493,132

COMMERCIAL PAPER (2.0%)
Air Products & Chemicals†	A-1	0.18	01/13/16	1,800,000	1,799,892
Honeywell International†	A-1	0.45	02/19/16	2,700,000	2,698,346
Kimberly-Clark Corp.†	A-1	0.34	01/13/16	10,000,000	9,998,867
National Oilwell Varco, Inc.†	A-1	0.28	01/19/16	3,600,000	3,599,496
New Jersey Natural Gas	A-1	0.40	01/06/16	5,000,000	4,999,722
Novartis Finance Corp.†	A-1+	0.30	01/04/16	3,700,000	3,699,908
Toyota Motor Credit Corp.	A-1+	0.28	02/08/16	10,000,000	9,997,044

					36,793,275

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $75,276,159) 4.1%					75,276,159

TOTAL INVESTMENTS (Cost: $1,220,432,700) 99.9%					1,852,729,594

OTHER NET ASSETS 0.1%					1,492,649

NET ASSETS 100.0%					$1,854,222,243

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.8%)
Amazon.com, Inc.*	3,335	$2,254,093
Comcast Corp. Cl A	21,215	1,197,162
Disney (Walt) Co.	13,132	1,379,911
Home Depot, Inc.	10,994	1,453,957
McDonald’s Corp.	7,953	939,567
Starbucks Corp.	12,888	773,667
Time Warner Cable, Inc.	2,456	455,809
Other Securities	228,324	11,555,288

		20,009,454

CONSUMER STAPLES (5.3%)
Coca-Cola Co.	33,920	1,457,203
Constellation Brands, Inc. Cl A	1,498	213,375
PepsiCo, Inc.	12,647	1,263,688
Philip Morris Int’l., Inc.	13,431	1,180,719
Proctor & Gamble Co.	23,576	1,872,170
Wal-Mart Stores, Inc.	13,602	833,803
Other Securities	129,659	8,789,377

		15,610,335

ENERGY (3.4%)
Chevron Corp.	16,431	1,478,133
Exxon Mobil Corp.	36,165	2,819,062
Other Securities	148,658	5,824,641

		10,121,836

FINANCIALS (8.6.%)
American Int’l. Group, Inc.	10,703	663,265
Bank of America Corp.	90,340	1,520,422
Berkshire Hathaway, Inc. Cl B*	16,270	2,148,291
Capital One Financial Corp.	4,612	332,894
Citigroup, Inc.	25,800	1,335,150
Goldman Sachs Group, Inc.	3,441	620,171
JPMorgan Chase & Co.	31,903	2,106,555
Simon Property Group, Inc.	2,681	521,294
Wells Fargo & Co.	40,289	2,190,110
Other Securities	276,219	14,140,275

		25,578,427

HEALTH CARE (8.0%)
Allergan PLC*	3,416	1,067,500
BIOGEN, Inc.*	1,941	594,625
Celgene Corp.*	6,833	818,320
Gilead Sciences, Inc.	12,497	1,264,571
Johnson & Johnson	24,000	2,465,280

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Medtronic PLC	12,188	$937,501
Merck & Co., Inc.	24,252	1,280,991
Mylan NV*	3,589	194,057
Pfizer, Inc.	53,642	1,731,564
UnitedHealth Group, Inc.	8,282	974,294
Other Securities	146,479	12,208,189

		23,536,892

INDUSTRIALS (5.3%)
Boeing Co.	5,475	791,630
General Electric Co.	81,992	2,554,051
Roper Technologies, Inc.	875	166,066
Other Securities	163,023	12,108,663

		15,620,410

INFORMATION TECHNOLOGY (10.9%)
Alphabet, Inc. Cl A*	2,535	1,972,255
Alphabet, Inc. Cl C*	2,582	1,959,436
Apple, Inc.	48,529	5,108,158
Cisco Systems, Inc.	44,124	1,198,187
Facebook, Inc. Cl A*	19,716	2,063,477
Intel Corp.	40,898	1,408,936
MasterCard, Inc. Cl A	8,591	836,420
Microsoft Corp.	69,245	3,841,713
Oracle Corp.	27,779	1,014,767
Salesforce.com, inc.*	5,399	423,282
Visa, Inc. Cl A	16,890	1,309,820
Other Securities	251,359	11,015,544

		32,151,995

MATERIALS (1.5%)
Other Securities	84,018	4,297,548

TELECOMMUNICATION SERVICES (1.3%)
AT&T, Inc.	53,295	1,833,881
Verizon Communications, Inc.	35,278	1,630,549
Other Securities	17,262	302,193

		3,766,623

UTILITIES (1.6%)
Other Securities	100,581	4,624,234

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $109,341,322) 52.7%		155,317,754

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.9%)
U.S. Treasury Bill (1)	A-1+	0.09 - 0.31	01/07/16 - 05/05/16	$2,600,000	$2,598,847

U.S. GOVERNMENT AGENCIES (0.5%)
FHLMC	A-1+	0.18	02/12/16	1,500,000	1,499,685

TOTAL INDEXED ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $4,098,532) 1.4%					4,098,532

TOTAL INDEXED ASSETS (Cost: $113,439,854) 54.1%					$159,416,286

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2015

	Shares	Value

ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.1%)
Amazon.com, Inc.*	2,525	$1,706,622
Diamond Resorts Int’l., Inc.*	51,948	1,325,193
Disney (Walt) Co.	11,631	1,222,185
Home Depot, Inc.	7,891	1,043,585
McDonald’s Corp.	6,647	785,277
Starbucks Corp.	11,282	677,258
Time Warner Cable, Inc.	4,346	806,574
Other Securities	375,622	10,488,188

		18,054,882

CONSUMER STAPLES (2.9%)
Coca-Cola Co.	11,096	476,684
Constellation Brands, Inc. Cl A	6,619	942,810
PepsiCo, Inc.	7,201	719,524
Philip Morris Int’l., Inc.	4,812	423,023
Proctor & Gamble Co.	12,566	997,866
Wal-Mart Stores, Inc.	10,119	620,295
Other Securities	123,538	4,252,123

		8,432,325

ENERGY (2.1%)
Chevron Corp.	5,132	461,675
Exxon Mobil Corp.	20,720	1,615,124
Other Securities	151,478	4,059,341

		6,136,140

FINANCIALS (9.1%)
American Int’l. Group, Inc.	11,806	731,618
Bank of America Corp.	42,771	719,836
Berkshire Hathaway, Inc. Cl B*	4,800	633,792
Capital One Financial Corp.	11,507	830,575
Citigroup, Inc.	11,256	582,498
Goldman Sachs Group, Inc.	3,950	711,909
JPMorgan Chase & Co.	25,475	1,682,114
Simon Property Group, Inc.	4,151	807,120
Wells Fargo & Co.	24,760	1,345,954
Other Securities	759,531	18,708,986

		26,754,402

HEALTH CARE (7.3%)
Allergan PLC*	2,433	760,313
BIOGEN, Inc.*	1,737	532,130
Celgene Corp.*	10,769	1,289,695
Gilead Sciences, Inc.	9,745	986,097

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Medtronic PLC	9,085	$698,818
Merck & Co., Inc.	17,848	942,731
Mylan NV*	17,391	940,331
Pfizer, Inc.	41,817	1,349,853
UnitedHealth Group, Inc.	4,983	586,200
Other Securities	434,499	13,410,824

		21,496,992

INDUSTRIALS (5.3%)
Boeing Co.	6,062	876,505
General Electric Co.	64,724	2,016,153
Roper Technologies, Inc.	8,718	1,654,589
Other Securities	293,655	11,031,669

		15,578,916

INFORMATION TECHNOLOGY (8.5%)
Alphabet, Inc. Cl A*	1,157	900,158
Alphabet, Inc. Cl C*	1,160	880,293
Apple, Inc.	23,706	2,495,294
Cisco Systems, Inc.	23,117	627,742
Facebook, Inc. Cl A*	9,688	1,013,946
Intel Corp.	11,918	410,575
MasterCard, Inc. Cl A	6,601	642,673
Microsoft Corp.	26,468	1,468,445
Oracle Corp.	16,658	608,517
Salesforce.com, inc.*	14,642	1,147,933
Visa, Inc. Cl A	9,301	721,293
Other Securities	467,633	14,230,135

		25,147,004

MATERIALS (1.6%)
Other Securities	145,532	4,726,146

TELECOMMUNICATION SERVICES (0.8%)
AT&T, Inc.	22,436	772,023
Verizon Communications, Inc.	9,524	440,199
Other Securities	107,046	1,188,226

		2,400,448

UTILITIES (1.4%)
Other Securities	87,105	4,190,538

TOTAL ACTIVE ASSETS-COMMON STOCKS
(Cost: $100,187,119) 45.1%		132,917,793

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.6%)
FHLMC	A-1+	0.18 - 0.20	02/12/16	$1,750,000	$1,749,610

TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $1,749,610) 0.6%					1,749,610

TOTAL ACTIVE ASSETS (Cost: $101,936,729) 45.7%					134,667,403

TOTAL INVESTMENTS (Cost: $215,376,583) 99.8%					294,083,689

OTHER NET ASSETS 0.2%					713,436

NET ASSETS 100.0%					$294,797,125

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (10.7%)
Bassett Furniture Industries, Inc.	235,981	$5,918,403
CST Brands, Inc.	77,537	3,034,798
Diamond Resorts Int’l., Inc.*	396,062	10,103,542
Houghton Mifflin Harcourt Co.*	299,788	6,529,383
Select Comfort Corp.*	144,813	3,100,446
Other Securities	902,677	11,490,485

		40,177,057

CONSUMER STAPLES (2.8%)
Crimson Wine Group Ltd.*	442,605	3,894,924
Farmer Brothers Co.*	100,975	3,258,463
Vector Group Ltd.	142,559	3,362,967

		10,516,354

ENERGY (3.7%)
PBF Energy, Inc.	170,261	6,267,307
Other Securities	714,233	7,438,574

		13,705,881

FINANCIALS (40.6%)
Aspen Insurance Hldgs. Ltd.	75,207	3,632,498
BancFirst Corp.	55,395	3,247,255
Banner Corp.	90,519	4,151,201
Brookline Bancorp, Inc.	354,901	4,081,362
Chesapeake Lodging Trust	131,874	3,317,950
Customers Bancorp, Inc.*	134,265	3,654,693
Easterly Government Pptys.	192,198	3,301,962
Ellington Financial LLC	294,864	4,947,818
Enterprise Financial Svcs. Corp.	102,833	2,915,316
Equity Lifestyle Properties, Inc.	57,552	3,836,992
FelCor Lodging Trust, Inc.	545,801	3,984,347
First Interstate BancSytem, Inc.	102,633	2,983,541
Forest City Enterprises, Inc. Cl A*	236,199	5,179,844
Glacier Bancorp, Inc.	109,482	2,904,557
Highwoods Properties, Inc.	103,609	4,517,352
Investors Bancorp, Inc.	323,809	4,028,184
Northfield Bancorp, Inc.	243,245	3,872,460
Pennsylvania REIT	148,863	3,255,634
PrivateBancorp, Inc.	107,627	4,414,860
Stock Yards Bancorp, Inc.	129,844	4,906,805
SVB Financial Group*	55,744	6,627,962
Symetra Financial Corp.	228,902	7,272,217
Other Securities	2,909,495	61,821,133

		152,855,943

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (5.4%)
Amsurg Corp.*	42,271	$3,212,596
Supernus Pharmaceuticals, Inc.*	259,183	3,483,420
Other Securities	1,448,062	13,584,850

		20,280,866

INDUSTRIALS (12.0%)
Alaska Air Group, Inc.	65,130	5,243,616
AZZ, Inc.	103,726	5,764,054
Deluxe Corp.	61,285	3,342,484
Encore Wire Corp.	92,067	3,414,765
Miller Industries, Inc.	249,665	5,437,704
Mueller Industries, Inc.	314,576	8,525,010
Old Dominion Freight Line, Inc.*	57,577	3,401,073
Orbital ATK, Inc.	65,445	5,846,856
Other Securities	405,238	4,224,569

		45,200,131

INFORMATION TECHNOLOGY (9.8%)
Proofpoint, Inc.*	67,953	4,417,625
Richardson Electronics Ltd.	518,914	2,942,242
SYNNEX Corp.	45,286	4,072,570
Xura, Inc.*	119,425	2,935,467
Other Securities	1,453,759	22,574,685

		36,942,589

MATERIALS (4.5%)
Kaiser Aluminum Corp.	99,897	8,357,383
Silgan Hldgs., Inc.	56,323	3,025,672
Other Securities	330,915	5,673,258

		17,056,313

TELECOMMUNICATION SERVICES (1.0%)
Other Securities	387,094	3,928,165

UTILITIES (5.7%)
Avista Corp.	102,622	3,629,740
Idacorp, Inc.	65,470	4,451,960
PNM Resources, Inc.	117,139	3,580,939
Other Securities	213,628	9,724,358

		21,386,997

TOTAL COMMON STOCKS
(Cost: $296,346,157) 96.2%		362,050,296

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.6%)
U.S. Treasury Bill	A-1+	0.17	03/24/16	$6,000,000	$5,997,579

U.S. GOVERNMENT AGENCIES (0.9%)
FHLMC	A-1+	0.18	02/12/16	3,400,000	3,399,286

COMMERCIAL PAPER (1.2%)
Air Products & Chemicals†	A-1	0.18	01/13/16	2,000,000	1,999,880
Apple, Inc.†	A-1+	0.16	01/05/16	2,700,000	2,699,952

					4,699,832

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $14,096,697) 3.7%					14,096,697

TOTAL INVESTMENTS (Cost: $310,442,854) 99.9%					376,146,993

OTHER NET ASSETS 0.1%					321,241

NET ASSETS 100.0%					$376,468,234

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (14.9%)
CST Brands, Inc.	252,033	$9,864,581
Diamond Resorts Int’l., Inc.*	199,834	5,097,760
Drew Industries, Inc.	47,419	2,887,361
Haverty Furniture Cos., Inc.	202,829	4,348,654
Houghton Mifflin Harcourt Co.*	147,801	3,219,101
HSN, Inc.	68,962	3,494,299
Panera Bread Co. Cl A*	16,233	3,161,864
Select Comfort Corp.*	211,729	4,533,107
Other Securities	972,225	23,108,489

		59,715,216

CONSUMER STAPLES (3.6%)
WD-40 Co.	50,163	4,948,585
Other Securities	242,841	9,386,399

		14,334,984

ENERGY (1.2%)
Other Securities	198,532	4,670,856

FINANCIALS (8.1%)
CubeSmart	98,872	3,027,461
Investors Bancorp, Inc.	352,944	4,390,625
Pinnacle Financial Partners, Inc.	56,287	2,890,900
QTS Realty Trust, Inc.	87,158	3,931,697
Safety Insurance Group, Inc.	61,626	3,474,474
Other Securities	588,215	14,839,418

		32,554,575

HEALTH CARE (26.0%)
Abiomed, Inc.*	40,531	3,659,139
Acadia Healthcare Co., Inc.*	51,663	3,226,871
Emergent Biosolutions, Inc.*	145,848	5,835,383
Ensign Group, Inc.	138,742	3,139,741
Neurocrine Biosciences, Inc.*	64,955	3,674,504
Omnicell, Inc.*	138,207	4,295,486
PAREXEL International Corp.*	44,073	3,002,232
STERIS PLC	40,195	3,028,291
Ultragenyx Pharmaceutical, Inc.*	30,105	3,377,179
WellCare Health Plans, Inc.*	55,597	4,348,226
Other Securities	2,149,269	66,993,610

		104,580,662

INDUSTRIALS (12.9%)
Allegiant Travel Co.	21,212	3,560,010
Astronics Corp.*	230,400	9,379,589

	Shares	Value

COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
AZZ, Inc.	88,472	$4,916,405
Healthcare Svcs. Group, Inc.	115,345	4,022,073
Mueller Water Products, Inc. Cl A	381,072	3,277,218
Sun Hydraulics Corp.	103,870	3,295,779
Teledyne Technologies, Inc.*	38,077	3,377,457
The Advisory Board Co.*	87,729	4,352,236
Trex Co., Inc.*	104,824	3,987,501
Other Securities	333,851	11,583,452

		51,751,720

INFORMATION TECHNOLOGY (23.0%)
CalAmp Corp.*	154,529	3,079,763
Cavium, Inc.*	65,378	4,296,002
comScore, Inc.*	76,658	3,154,456
FARO Technologies, Inc.*	118,992	3,512,644
j2 Global, Inc.	37,286	3,069,384
LogMeIn, Inc.*	56,987	3,823,841
MaxLinear, Inc. Cl A*	239,039	3,521,039
Monolithic Power Systems, Inc.	75,822	4,830,625
Proofpoint, Inc.*	61,745	4,014,016
Qlik Technologies, Inc.*	149,563	4,735,175
Tyler Technologies, Inc.*	23,317	4,064,619
Other Securities	1,463,928	50,650,034

		92,751,598

MATERIALS (4.0%)
A. Schulman, Inc.	129,383	3,964,280
Berry Plastics Group, Inc.*	80,035	2,895,666
PolyOne Corp.	120,474	3,826,257
Other Securities	396,800	5,348,848

		16,035,051

TELECOMMUNICATION SERVICES (2.5%)
inContact, Inc.*	441,443	4,211,366
Shenandoah Telecommunications Co.	75,489	3,249,806
Other Securities	353,497	2,559,318

		10,020,490

UTILITIES (1.2%)
Northwest Natural Gas Co.	97,846	4,951,991

TOTAL COMMON STOCKS
(Cost: $352,096,287) 97.4%		391,367,143

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.8%)
FHLMC	A-1+	0.18	02/12/16	$3,000,000	$2,999,370

COMMERCIAL PAPER (1.7%)
Air Products & Chemicals†	A-1	0.18	01/13/16	2,000,000	1,999,880
Intercontinental Exchange, Inc.†	A-1	0.60	01/04/16	5,000,000	4,999,750

					6,999,630

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $9,999,000) 2.5%					9,999,000

TOTAL INVESTMENTS (Cost: $362,095,287) 99.9%					401,366,143

OTHER NET ASSETS 0.1%					257,814

NET ASSETS 100.0%					$401,623,957

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (5.5%)
CST Brands, Inc.	17,956	$702,798
Diamond Resorts Int’l., Inc.*	53,305	1,359,811
Other Securities	73,770	2,446,201

		4,508,810

CONSUMER STAPLES (4.4%)
Constellation Brands, Inc. Cl A	7,519	1,071,006
Ingredion, Inc.	11,357	1,088,455
Other Securities	40,341	1,420,465

		3,579,926

ENERGY (6.6%)
Noble Energy, Inc.	24,278	799,475
PBF Energy, Inc.	36,629	1,348,313
Tesoro Corp.	8,129	856,553
Other Securities	72,732	2,389,152

		5,393,493

FINANCIALS (33.0%)
American Financial Group, Inc.	24,503	1,766,171
Ameriprise Financial, Inc.	15,623	1,662,599
Associated Banc-Corp.	45,648	855,900
Discover Financial Svcs.	16,715	896,258
Duke Realty Corp.	46,529	978,040
Equity Lifestyle Properties, Inc.	12,468	831,242
Everest Re Group Ltd.	5,652	1,034,825
Fifth Third Bancorp	42,465	853,547
General Growth Pptys., Inc.	27,431	746,398
Hartford Financial Svcs. Group, Inc.	26,111	1,134,784
iShares Russell Mid-Cap Value ETF	11,840	813,171
KeyCorp	71,319	940,698
Lincoln National Corp.	19,166	963,283
ProLogis, Inc.	17,883	767,538
Reinsurance Grp. of America, Inc.	11,258	963,122
Vornado Realty Trust	11,850	1,184,526
Voya Financial, Inc.	24,956	921,126
Other Securities	343,377	9,626,718

		26,939,946

HEALTH CARE (7.9%)
Boston Scientific Corp.*	54,286	1,001,034
Cardinal Health, Inc.	9,282	828,604
MEDNAX, Inc.*	11,429	819,002
Zimmer Biomet Hldgs., Inc.	6,840	701,716

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Other Securities	43,415	$3,141,161

		6,491,517

INDUSTRIALS (9.0%)
Alaska Air Group, Inc.	16,943	1,364,081
L-3 Communications Hldgs., Inc.	9,725	1,162,235
Old Dominion Freight Line, Inc.*	13,932	822,963
Orbital ATK, Inc.	10,264	916,986
Oshkosh Corp.	22,655	884,451
Snap-on, Inc.	4,089	700,977
Triumph Group, Inc.	18,065	718,084
Other Securities	11,732	754,888

		7,324,665

INFORMATION TECHNOLOGY (9.6%)
Avago Technologies Ltd.	10,064	1,460,790
Avnet, Inc.	16,581	710,330
Fidelity Nat’l. Information Svcs., Inc.	11,447	693,688
Harris Corp.	8,677	754,031
Other Securities	132,180	4,169,217

		7,788,056

MATERIALS (7.3%)
Crown Hldgs., Inc.*	30,019	1,521,963
Eastman Chemical Co.	13,709	925,495
International Paper Co.	19,330	728,741
Packaging Corp. of America	22,331	1,407,970
Other Securities	45,412	1,338,093

		5,922,262

UTILITIES (11.0%)
Ameren Corp.	17,204	743,729
Atmos Energy Corp.	16,659	1,050,183
Consolidated Edison, Inc.	10,877	699,065
Edison International	18,428	1,091,122
Great Plains Energy, Inc.	33,163	905,682
PPL Corp.	26,935	919,292
Public Svc. Enterprise Group, Inc.	24,476	946,976
Other Securities	634,673	2,611,294

		8,967,343

TOTAL COMMON STOCKS
(Cost: $65,769,734) 94.3%		76,916,018

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.3%)
U.S. Treasury Bill	A-1+	0.17	03/24/16	$3,500,000	$3,498,587

U.S. GOVERNMENT AGENCIES (1.2%)
FHLMC	A-1+	0.18	02/12/16	950,000	949,801

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,448,388) 5.5%					4,448,388

TOTAL INVESTMENTS (Cost: $70,218,122) 99.8%					81,364,406

OTHER NET ASSETS 0.2%					165,101

NET ASSETS 100.0%					$81,529,507

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.3%)
Foot Locker, Inc.	87,217	$5,676,955
Jarden Corp.*	130,871	7,475,353
LKQ Corp.*	193,832	5,743,242
Other Securities	3,343,294	101,343,767

		120,239,317

CONSUMER STAPLES (3.4%)
Ingredion, Inc.	44,792	4,292,865
WhiteWave Foods Co. Cl A*	111,058	4,321,267
Other Securities	934,722	24,752,211

		33,366,343

ENERGY (2.9%)
HollyFrontier Corp.	116,502	4,647,265
Other Securities	1,645,938	23,211,897

		27,859,162

FINANCIALS (25.8%)
Alexandria Real Estate Equities, Inc.	45,879	4,145,626
Alleghany Corp.*	9,776	4,672,244
Camden Property Trust	54,421	4,177,356
Duke Realty Corp.	219,761	4,619,376
Everest Re Group Ltd.	26,999	4,943,247
Extra Space Storage, Inc.	77,837	6,866,002
FactSet Research Systems, Inc.	26,517	4,310,869
Federal Realty Investment Trust	43,676	6,381,064
Gallagher (Arthur J.) & Co.	112,379	4,600,796
Jones Lang LaSalle, Inc.	28,739	4,594,217
Mid-America Apt. Communities, Inc.	47,086	4,275,880
MSCI, Inc. Cl A	58,388	4,211,526
New York Community Bancorp, Inc.	306,089	4,995,372
Raymond James Financial, Inc.	79,728	4,621,832
Regency Centers Corp.	59,002	4,019,216
SEI Investments Co.	86,956	4,556,494
Signature Bank*	31,732	4,866,737
UDR, Inc.	165,021	6,199,839
Other Securities	5,714,739	165,056,940

		252,114,633

HEALTH CARE (9.4%)
Centene Corp.*	75,731	4,983,857
Cooper Companies, Inc.	30,575	4,103,165
Hologic, Inc.*	155,027	5,997,995
IDEXX Laboratories, Inc.*	58,000	4,229,360
MEDNAX, Inc.*	59,576	4,269,216

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Mettler-Toledo Int’l., Inc.*	17,241	$5,846,940
ResMed, Inc.	88,691	4,761,820
STERIS PLC	54,533	4,108,516
United Therapeutics Corp.*	28,856	4,519,138
Other Securities	907,753	49,355,838

		92,175,845

INDUSTRIALS (14.5%)
Acuity Brands, Inc.	27,729	6,483,040
Alaska Air Group, Inc.	80,550	6,485,081
Fortune Brands Home & Security, Inc.	100,798	5,594,289
JetBlue Airways Corp*	199,983	4,529,615
Manpowergroup, Inc.	46,885	3,951,937
Towers Watson & Co. Cl A	43,566	5,596,488
Wabtec Corp.	61,291	4,359,016
Waste Connections, Inc.	76,970	4,334,950
Other Securities	2,260,705	99,886,613

		141,221,029

INFORMATION TECHNOLOGY (15.9%)
ANSYS, Inc.*	56,255	5,203,588
Broadridge Financial Solutions, Inc.	76,056	4,086,489
CDK Global, Inc.	100,134	4,753,361
Gartner, Inc.*	52,622	4,772,815
Global Payments, Inc.	81,890	5,282,724
Synopsys, Inc.*	98,515	4,493,269
Other Securities	4,576,216	127,156,698

		155,748,944

MATERIALS (6.1%)
Ashland, Inc.	40,158	4,124,227
Other Securities	1,588,977	55,872,248

		59,996,475

TELECOMMUNICATION SERVICES (0.2%)
Other Securities	61,205	1,584,597

UTILITIES (4.8%)
Alliant Energy Corp.	71,505	4,465,487
Atmos Energy Corp.	63,431	3,998,690
Other Securities	1,202,010	38,714,414

		47,178,591

TOTAL INDEXED ASSETS-COMMON STOCKS (COST: $758,644,903) 95.3%		931,484,936

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.2%)
U.S. Treasury Bill (1)	A-1+	0.11 - 0.17	01/07/16 - 03/24/16	$21,500,000	$21,494,717

U.S. GOVERNMENT AGENCIES (1.4%)
FHLMC	A-1+	0.18	02/12/16	13,600,000	13,597,147

COMMERCIAL PAPER (1.0%)
Emerson Electric Co.†	A-1	0.25	02/02/16	900,000	899,800
Intercontinental Exchange, Inc.†	A-1	0.60	01/04/16	2,400,000	2,399,880
Toyota Motor Credit Corp.	A-1+	0.25	02/01/16	6,500,000	6,498,600

					9,798,280

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $44,890,144) 4.6%					44,890,144

TOTAL INVESTMENTS (Cost: $803,535,047) 99.9%					976,375,080

OTHER NET ASSETS 0.1%					1,022,397

NET ASSETS 100.0%					$977,397,477

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value

COMMON STOCKS:
FINANCIALS (95.3%)
iShares Core MSCI Europe ETF	387,506	$16,368,253
iShares Core MSCI Pacific ETF	174,447	8,324,611
iShares MSCI EAFE ETF	1,552,329	91,199,329
iShares MSCI EAFE Growth ETF	365,018	24,507,309
iShares MSCI EAFE Small-Cap ETF	177,935	8,887,853
iShares MSCI EAFE Value ETF	514,729	23,945,193
iShares MSCI Emerging Markets ETF	179,014	8,710,821
Vanguard FTSE Developed Markets ETF	2,416,800	88,744,896
Vanguard FTSE Europe ETF	424,630	21,180,544
Vanguard FTSE Pacific ETF	220,480	12,494,602

		304,363,411

TOTAL COMMON STOCKS
(Cost: $313,654,921) 95.3%		304,363,411

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (3.0%)
U.S. Treasury Bill	A-1+	0.17	03/24/16	$9,500,000	$9,496,167

U.S. GOVERNMENT AGENCIES (1.7%)
FHLMC	A-1+	0.18	02/12/16	5,500,000	5,498,845

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $14,995,012) 4.7%					14,995,012

TOTAL INVESTMENTS (Cost: $328,649,933) 100.0%					319,358,423

OTHER NET ASSETS 0.0% (2)					61,310

NET ASSETS 100.0%					$319,419,733

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (8.1%)
Amazon.com, Inc.*	3,856	$2,606,232
AutoZone, Inc.*	1,029	763,425
Disney (Walt) Co.	17,805	1,870,949
General Motors Co.	28,927	983,807
Home Depot, Inc.	12,040	1,592,290
McDonald’s Corp.	10,137	1,197,585
Starbucks Corp.	17,438	1,046,803
Time Warner Cable, Inc.	6,661	1,236,215
Other Securities	72,644	3,184,438

		14,481,744

CONSUMER STAPLES (5.3%)
Constellation Brands, Inc. Cl A	10,079	1,435,653
PepsiCo, Inc.	11,047	1,103,816
Proctor & Gamble Co.	19,030	1,511,172
Sysco Corp.	13,549	555,509
Wal-Mart Stores, Inc.	15,518	951,253
Other Securities	68,057	4,026,802

		9,584,205

ENERGY (3.8%)
Exxon Mobil Corp.	31,715	2,472,184
Other Securities	93,978	4,457,464

		6,929,648

FINANCIALS (8.9%)
American Int’l. Group, Inc.	17,903	1,109,449
Bank of America Corp.	65,458	1,101,658
Berkshire Hathaway, Inc. Cl B*	7,390	975,776
Capital One Financial Corp.	17,760	1,281,917
Citigroup, Inc.	17,238	892,067
Goldman Sachs Group, Inc.	6,112	1,101,566
JPMorgan Chase & Co.	39,248	2,591,545
Simon Property Group, Inc.	6,360	1,236,638
Wells Fargo & Co.	38,271	2,080,412
Other Securities	92,362	3,758,848

		16,129,876

HEALTH CARE (8.9%)
Allergan PLC*	3,653	1,141,563
Celgene Corp.*	10,072	1,206,223
Gilead Sciences, Inc.	14,801	1,497,713

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Medtronic PLC	17,785	$1,368,022
Merck & Co., Inc.	27,311	1,442,567
Mylan NV*	26,629	1,439,830
Pfizer, Inc.	61,829	1,995,840
UnitedHealth Group, Inc.	7,690	904,652
Other Securities	54,400	5,059,221

		16,055,631

INDUSTRIALS (6.1%)
Boeing Co.	9,304	1,345,265
FedEx Corp.	6,677	994,806
General Electric Co.	98,869	3,079,769
Roper Technologies, Inc.	13,292	2,522,689
Other Securities	55,052	3,006,912

		10,949,441

INFORMATION TECHNOLOGY (12.0%)
Alphabet, Inc. Cl A*	1,782	1,386,414
Alphabet, Inc. Cl C*	1,786	1,355,360
Apple, Inc.	36,969	3,891,357
Cisco Systems, Inc.	35,317	959,033
Facebook, Inc. Cl A*	14,703	1,538,816
MasterCard, Inc. Cl A	10,039	977,397
Microsoft Corp.	40,522	2,248,161
Oracle Corp.	25,240	922,017
Salesforce.com, inc.*	22,411	1,757,022
Visa, Inc. Cl A	13,824	1,072,051
Other Securities	112,225	5,476,654

		21,584,282

MATERIALS (1.6%)
Other Securities	63,364	2,874,513

TELECOMMUNICATION SERVICES (1.0%)
AT&T, Inc.	33,914	1,166,981
Verizon Communications, Inc.	14,535	671,808

		1,838,789

UTILITIES (1.6%)
Other Securities	51,130	2,810,361

TOTAL COMMON STOCKS
(Cost: $68,895,600) 57.3%		103,238,490

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (11.3%)
U.S. Treasury Note	AA+	0.50 - 2.13	03/31/17 - 05/15/25	$6,050,000	$6,014,000
U.S. Treasury Strip	AA+	0.00	11/15/21 - 08/15/29	18,550,000	14,307,875

					20,321,875

U.S. GOVERNMENT AGENCIES (12.1%)
MORTGAGE-BACKED OBLIGATIONS (11.8%)
FHARM	AA+	2.36 - 5.84	02/01/36 - 09/01/39	168,191	177,460
FHLMC	AA+	2.50 - 6.00	02/01/25 - 07/01/45	5,588,254	5,854,348
FHLMC Strip	AA+	3.00	01/15/43	407,544	404,494
FNMA	AA+	2.42 - 8.00	09/01/16 - 12/25/49	10,806,408	11,457,795
FNMA Strip	AA+	3.00	08/25/42	346,414	344,451
GNMA (3)	AA+	3.50 - 7.00	10/15/24 - 10/20/43	2,593,397	2,814,040
Other Securities				202,912	222,017

					21,274,605

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
NON-MORTGAGE-BACKED OBLIGATIONS (0.3%)
FHLMC	AA+	0.00	11/29/19	$500,000	$460,450

CORPORATE DEBT (16.9%)
CONSUMER DISCRETIONARY (3.6%)
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	262,508
Home Depot, Inc.	A	5.40	03/01/16	500,000	503,516
Other Securities				5,686,000	5,650,412

					6,416,436

CONSUMER STAPLES (1.1%)
Sysco Corp.	A-	2.60 - 3.75	06/12/22 - 10/01/25	400,000	392,764
Other Securities				1,625,000	1,620,742

					2,013,506

ENERGY (1.8%)
Other Securities				3,410,000	3,180,699

FINANCIALS (3.6%)
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	324,947
Other Securities				5,900,000	6,086,648

					6,411,595

HEALTH CARE (1.8%)
Allergan, Inc.	BBB-	5.75	04/01/16	250,000	252,028
Pfizer, Inc.	AA	6.05	03/30/17	300,000	318,025
Other Securities				2,715,000	2,817,591

					3,387,644

INDUSTRIALS (1.3%)
Other Securities				2,250,000	2,244,161

INFORMATION TECHNOLOGY (1.5%)
Other Securities				2,735,000	2,800,599

MATERIALS (1.1%)
Other Securities				2,200,000	1,955,775

TELECOMMUNICATION SERVICES (0.4%)
AT&T, Inc.	BBB+	3.00	06/30/22	350,000	341,607
Verizon Communications, Inc.	BBB+	4.50	09/15/20	325,000	349,182

					690,789

UTILITIES (0.7%)
Other Securities				1,240,000	1,280,165

TOTAL LONG-TERM DEBT SECURITIES (Cost: $71,517,894) 40.3%					72,438,299

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.6%)
FHLB	A-1+	0.32	03/07/16	200,000	199,883
FHLMC	A-1+	0.18 - 0.20	02/12/16	2,700,000	2,699,410

					2,899,293

COMMERCIAL PAPER (0.3%)
National Oilwell Varco, Inc.†	A-1	0.40	01/11/16	500,000	499,944

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,399,237) 1.9%					3,399,237

TOTAL INVESTMENTS (Cost: $143,812,731) 99.5%					179,076,026

OTHER NET ASSETS 0.5%					838,222

NET ASSETS 100.0%					$179,914,248

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.9%)	13,913,218	$19,608,496
Equity Index Fund (20.0%)	3,894,620	12,702,069
Mid-Cap Equity Index Fund (4.7%)	1,524,744	2,972,761
Mid-Term Bond Fund (40.2%)	24,717,954	25,553,991
Money Market Fund (4.2%)	2,206,926	2,638,693

TOTAL INVESTMENTS (Cost: $64,207,960) 100.0%		63,476,010

OTHER NET ASSETS 0.0% (2)		13,714

NET ASSETS 100.0%		$63,489,724

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (26.2%)	4,748,938	$6,692,883
Equity Index Fund (25.1%)	1,970,197	6,425,681
International Fund (2.8%)	960,976	717,952
Mid-Cap Equity Index Fund (8.5%)	1,109,627	2,163,416
Mid-Term Bond Fund (33.4%)	8,250,410	8,529,463
Money Market Fund (4.0%)	863,744	1,032,729

TOTAL INVESTMENTS (Cost: $24,873,876) 100.0%		25,562,124

OTHER NET ASSETS -0.0% (2)		(98)

NET ASSETS 100.0%		$25,562,026

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.3%)	26,671,253	$37,588,943
Equity Index Fund (28.3%)	12,934,070	42,183,693
International Fund (5.7%)	11,262,857	8,414,559
Mid-Cap Equity Index Fund (10.4%)	7,943,959	15,488,169
Mid-Term Bond Fund (28.4%)	40,897,967	42,281,260
Small Cap Growth Fund (0.9%)	1,053,796	1,391,647
Small Cap Value Fund (1.0%)	982,984	1,414,109

TOTAL INVESTMENTS (Cost: $141,497,703) 100.0%		148,762,380

OTHER NET ASSETS -0.0% (2)		(1,288)

NET ASSETS 100.0%		$148,761,092

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.9%)	64,232,124	$90,525,095
Equity Index Fund (33.8%)	37,695,780	122,942,523
International Fund (8.3%)	40,189,176	30,025,615
Mid-Cap Equity Index Fund (11.0%)	20,430,208	39,832,348
Mid-Term Bond Fund (17.8%)	62,761,131	64,883,901
Small Cap Growth Fund (2.1%)	5,777,312	7,629,541
Small Cap Value Fund (2.1%)	5,394,507	7,760,479

TOTAL INVESTMENTS (Cost: $343,420,081) 100.0%		363,599,502

OTHER NET ASSETS -0.0% (2)		(1,223)

NET ASSETS 100.0%		$363,598,279

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.7%)	63,688,563	$89,759,030
Equity Index Fund (38.4%)	46,691,121	152,280,291
International Fund (9.2%)	48,488,836	36,226,349
Mid-Cap Equity Index Fund (15.6%)	31,706,988	61,818,449
Mid-Term Bond Fund (7.5%)	28,857,643	29,833,695
Small Cap Growth Fund (3.3%)	9,775,569	12,909,656
Small Cap Value Fund (3.3%)	9,128,489	13,132,143

TOTAL INVESTMENTS (Cost: $366,550,734) 100.0%		395,959,613

OTHER NET ASSETS -0.0% (2)		(1,342)

NET ASSETS 100.0%		$395,958,271

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.7%)	52,909,465	$74,567,584
Equity Index Fund (41.6%)	41,799,662	136,327,089
International Fund (9.3%)	40,746,628	30,442,091
Mid-Cap Equity Index Fund (16.8%)	28,324,466	55,223,617
Small Cap Growth Fund (4.8%)	11,819,697	15,609,140
Small Cap Value Fund (4.8%)	11,037,824	15,878,892

TOTAL INVESTMENTS (Cost: $300,444,588) 100.0%		328,048,413

OTHER NET ASSETS -0.0% (2)		(1,082)

NET ASSETS 100.0%		$328,047,331

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (15.9%)	30,548,992	$43,054,008
Equity Index Fund (41.8%)	34,799,468	113,496,377
International Fund (11.3%)	40,850,393	30,519,614
Mid-Cap Equity Index Fund (19.5%)	27,110,831	52,857,418
Small Cap Growth Fund (5.7%)	11,783,016	15,560,698
Small Cap Value Fund (5.8%)	11,002,079	15,827,470

TOTAL INVESTMENTS (Cost: $247,992,868) 100.0%		271,315,585

OTHER NET ASSETS -0.0% (2)		(892)

NET ASSETS 100.0%		$271,314,693

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.1%)	18,984,202	$26,755,253
Equity Index Fund (37.1%)	25,261,816	82,389,895
International Fund (13.1%)	39,039,319	29,166,549
Mid-Cap Equity Index Fund (22.2%)	25,223,636	49,177,993
Small Cap Growth Fund (7.7%)	12,916,762	17,057,928
Small Cap Value Fund (7.8%)	12,065,635	17,357,490

TOTAL INVESTMENTS (Cost: $201,712,329) 100.0%		221,905,108

OTHER NET ASSETS -0.0% (2)		(757)

NET ASSETS 100.0%		$221,904,351

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.0%)	18,723,518	$26,387,858
Equity Index Fund (36.8%)	29,926,899	97,604,785
International Fund (15.0%)	53,106,823	39,676,479
Mid-Cap Equity Index Fund (20.7%)	28,047,796	54,684,199
Small Cap Growth Fund (8.7%)	17,339,348	22,898,412
Small Cap Value Fund (8.8%)	16,195,940	23,299,301

TOTAL INVESTMENTS (Cost: $237,318,763) 100.0%		264,551,034

OTHER NET ASSETS -0.0% (2)		(859)

NET ASSETS 100.0%		$264,550,175

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.1%)	5,389,459	$7,595,596
Equity Index Fund (36.3%)	10,466,010	34,134,263
International Fund (15.8%)	19,797,781	14,791,061
Mid-Cap Equity Index Fund (20.3%)	9,775,616	19,059,314
Small Cap Growth Fund (9.7%)	6,860,142	9,059,531
Small Cap Value Fund (9.8%)	6,423,040	9,240,114

TOTAL INVESTMENTS (Cost: $97,369,903) 100.0%		93,879,879

OTHER NET ASSETS 0.0% (2)		14,729

NET ASSETS 100.0%		$93,894,608

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.9%)	27,142,001	$38,252,389
Equity Index Fund (25.4%)	9,941,204	32,422,641
International Fund (4.8%)	8,253,701	6,166,398
Mid-Cap Equity Index Fund (4.8%)	3,121,379	6,085,687
Mid-Term Bond Fund (35.1%)	43,368,965	44,835,833

TOTAL INVESTMENTS (Cost: $124,979,210) 100.0%		127,762,948

OTHER NET ASSETS -0.0% (2)		(15)

NET ASSETS 100.0%		$127,762,933

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.1%)	56,245,872	$79,269,726
Equity Index Fund (35.7%)	34,636,690	112,965,487
International Fund (9.7%)	41,093,242	30,701,048
Mid-Cap Equity Index Fund (14.4%)	23,299,246	45,426,051
Mid-Term Bond Fund (15.1%)	46,224,574	47,788,028

TOTAL INVESTMENTS (Cost: $282,067,972) 100.0%		316,150,340

OTHER NET ASSETS 0.0% (2)		194

NET ASSETS 100.0%		$316,150,534

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (20.2%)	35,718,143	$50,339,115
Equity Index Fund (36.1%)	27,515,370	89,739,728
International Fund (14.7%)	48,967,255	36,583,779
Mid-Cap Equity Index Fund (19.3%)	24,668,343	48,095,351
Small Cap Growth Fund (4.8%)	8,993,307	11,876,597
Small Cap Value Fund (4.9%)	8,402,489	12,087,729

TOTAL INVESTMENTS (Cost: $207,806,548) 100.0%		248,722,299

OTHER NET ASSETS 0.0% (2)		332

NET ASSETS 100.0%		$248,722,631

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (10.5%)
U.S. Treasury Bill	A-1+	0.17	03/24/16	$5,000,000	$4,998,248
U.S. Treasury Bill	A-1+	0.21	01/14/16	1,000,000	999,924
U.S. Treasury Bill	A-1+	0.32	04/28/16	1,000,000	999,194

					6,997,366

U.S. GOVERNMENT AGENCIES (46.4%)
FHLB	A-1+	0.12	01/08/16	3,000,000	2,999,927
FHLB	A-1+	0.14	01/14/16	250,000	249,987
FHLB	A-1+	0.14	01/15/16	450,000	449,976
FHLB	A-1+	0.15	01/15/16	800,000	799,953
FHLB	A-1+	0.17	01/20/16	3,000,000	2,999,731
FHLB	A-1+	0.20	02/05/16	2,300,000	2,299,553
FHLB	A-1+	0.24	01/27/16	5,000,000	4,999,131
FHLB	A-1+	0.24	02/12/16	4,000,000	3,998,880
FHLB	A-1+	0.30	02/08/16	1,500,000	1,499,525
FHLB	A-1+	0.32	03/07/16	2,000,000	1,998,854
FHLB	A-1+	0.38	02/16/16	3,600,000	3,598,252
FHLMC	A-1+	0.21	02/24/16	940,000	939,704
FHLMC	A-1+	0.30	02/10/16	3,400,000	3,398,866
FNMA	A-1+	0.30	02/02/16	700,000	699,813

					30,932,152

COMMERCIAL PAPER (43.1%)
Air Products & Chemicals†	A-1	0.18	01/13/16	2,000,000	1,999,880
Apple, Inc.†	A-1+	0.15	01/11/16	2,000,000	1,999,917
Coca-Cola Co.†	A-1+	0.40	02/09/16	1,000,000	999,567
Disney (Walt) Co.†	A-1	0.32	01/20/16	1,400,000	1,399,764
Emerson Electric Co.†	A-1	0.25	02/02/16	2,100,000	2,099,533
Intel Corp.†	A-1+	0.40	02/25/16	2,500,000	2,498,472
Intercontinental Exchange, Inc.†	A-1	0.60	01/04/16	2,600,000	2,599,870
J.P. Morgan Securities LLC	A-1	0.40	02/16/16	545,000	544,721
National Oilwell Varco, Inc.†	A-1	0.28	01/19/16	500,000	499,930
National Oilwell Varco, Inc.†	A-1	0.40	02/08/16	2,200,000	2,199,071
New Jersey Natural Gas	A-1	0.43	01/14/16	2,600,000	2,599,596
Private Export Funding Corp.†	A-1	0.38	01/26/16	1,900,000	1,899,498
Simon Ppty. Group LP†	A-1	0.22	01/04/16	2,800,000	2,799,949
Toyota Motor Credit Corp.	A-1+	0.53	03/03/16	1,900,000	1,898,812
Wisconsin Gas Co.	A-1	0.50	01/05/16	2,700,000	2,699,850

					28,738,430

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $66,666,863) 100.0%					66,667,948

TOTAL INVESTMENTS (Cost: $66,666,863) 100.0%					66,667,948

OTHER NET ASSETS 0.0% (2)					12,469

NET ASSETS 100.0%					$66,680,417

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (28.7%)
U.S. Treasury Note	AA+	0.88 - 2.00	11/30/17 - 05/31/22	$71,750,000	$71,463,918
U.S. Treasury Strip	AA+	0.00	11/15/17 - 08/15/18	60,000,000	58,160,155

					129,624,073

U.S. GOVERNMENT AGENCIES (7.6%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (2)
FHLMC	AA+	7.50 - 8.50	09/01/17 - 03/15/21	3,553	3,871

NON-MORTGAGE-BACKED OBLIGATIONS (7.6%)
FHLMC	AA+	0.00	11/29/19	13,500,000	12,432,137
FNMA	AA+	0.00	10/09/19	23,000,000	21,298,363
Other Securities				900,000	814,858

					34,545,358

CORPORATE DEBT (63.0%)
CONSUMER DISCRETIONARY (9.8%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 12/01/23	2,250,000	2,396,223
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,182,228
Family Dollar Stores, Inc.	BB+	5.00	02/01/21	2,000,000	2,047,650
Kohl’s Corp.	BBB	3.25 - 4.00	11/01/21 - 02/01/23	2,025,000	2,025,328
Marriott International, Inc.	BBB	3.00 - 3.38	03/01/19 - 10/15/20	2,000,000	2,030,649
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,040,034
Wyndham Worldwide Corp.	BBB-	2.95	03/01/17	2,160,000	2,173,135
Other Securities				29,585,000	29,176,250

					44,071,497

CONSUMER STAPLES (4.3%)
Flowers Foods, Inc.	BBB	4.38	04/01/22	2,000,000	2,078,664
Mead Johnson Nutrition Co.	BBB-	4.90	11/01/19	3,075,000	3,306,867
Other Securities				14,500,000	14,080,497

					19,466,028

ENERGY (4.7%)
Pioneer Natural Resources Co.	BBB-	6.65	03/15/17	2,000,000	2,064,924
Other Securities				21,404,000	19,285,263

					21,350,187

FINANCIALS (16.8%)
Aflac, Inc.	A-	2.65 - 3.63	02/15/17 - 06/15/23	2,000,000	2,037,382
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,143,036
American Tower Corp.	BBB-	4.50	01/15/18	2,000,000	2,085,786
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,112,022
Block Financial LLC	BBB	5.50	11/01/22	2,472,000	2,610,145
Boston Properties LP	A-	3.70	11/15/18	1,970,000	2,040,774
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,166,314
Fifth Third Bancorp	BBB	4.30	01/16/24	2,000,000	2,048,700
First Tennessee Bank	BBB-	2.95	12/01/19	2,200,000	2,183,265
Healthcare Realty Trust	BBB-	5.75	01/15/21	2,000,000	2,206,050
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,203,852
Nasdaq, Inc.	BBB	5.55	01/15/20	2,150,000	2,357,163
Vornado Realty LP	BBB	2.50 - 5.00	06/30/19 - 01/15/22	2,000,000	2,084,045
Other Securities				47,335,000	47,637,654

					75,916,188

HEALTH CARE (7.2%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,148,692
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,134,980
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,111,940
Pfizer, Inc.	AA	6.05	03/30/17	2,000,000	2,120,164
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,119,974

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
HEALTH CARE (CONTINUED)
Thermo Fisher Scientific, Inc.	BBB	3.60 - 4.50	03/01/21 - 08/15/21	$2,000,000	$2,101,483
Other Securities				19,750,000	19,833,464

					32,570,697

INDUSTRIALS (5.7%)
GATX Corp.	BBB	6.00	02/15/18	2,050,000	2,196,538
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,117,730
Valmont Industries, Inc.	BBB+	6.63	04/20/20	2,000,000	2,215,906
Other Securities				19,235,000	18,929,026

					25,459,200

INFORMATION TECHNOLOGY (7.8%)
Adobe Systems, Inc.	A-	4.75	02/01/20	2,000,000	2,166,062
Arrow Electronics, Inc.	BBB-	3.00 - 6.88	03/01/18 - 03/01/23	2,000,000	2,061,651
eBay, Inc.	BBB+	2.88	08/01/21	2,100,000	2,066,425
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	2,029,052
FLIR Systems, Inc.	BBB	3.75	09/01/16	2,000,000	2,028,872
Juniper Networks, Inc.	BBB	4.50 - 4.60	03/15/21 - 03/15/24	2,100,000	2,114,823
Lexmark International, Inc.	BBB-	6.65	06/01/18	2,000,000	2,153,956
Symantec Corp.	BBB	4.20	09/15/20	2,000,000	2,065,292
Tech Data Corp.	BBB-	3.75	09/21/17	2,000,000	2,023,888
Western Union Co.	BBB	5.93	10/01/16	2,000,000	2,063,506
Other Securities				14,687,000	14,526,339

					35,299,866

MATERIALS (4.2%)
Alcoa, Inc.	BBB-	6.75	07/15/18	2,000,000	2,147,400
Domtar Corp.	BBB-	4.40	04/01/22	2,000,000	2,033,656
Kinross Gold Corp.	BBB-	3.63 - 5.13	09/01/16 - 09/01/21	2,750,000	2,428,152
Other Securities				13,687,000	12,481,223

					19,090,431

TELECOMMUNICATION SERVICES (0.9%)
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,148,814
Other Securities				2,000,000	1,960,556

					4,109,370

UTILITIES (1.6%)
Entergy Corp.	BBB-	4.70 - 5.13	01/15/17 - 09/15/20	2,000,000	2,119,643
Other Securities				5,565,000	5,223,113

					7,342,756

TOTAL LONG-TERM DEBT SECURITIES (Cost: $451,483,801) 99.3%					448,849,522

TOTAL INVESTMENTS (Cost: $451,483,801) 99.3%					448,849,522

OTHER NET ASSETS 0.7%					3,236,820

NET ASSETS 100.0%					$452,086,342

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (8.2%)
U.S. Treasury Note	AA+	1.75 - 2.25	12/31/20 - 11/15/25	$15,500,000	$15,467,181
U.S. Treasury Strip	AA+	0.00	08/15/24 - 08/15/29	90,000,000	67,256,056

					82,723,237

U.S. GOVERNMENT AGENCIES (28.7%)
MORTGAGE-BACKED OBLIGATIONS (26.5%)
FHARM	AA+	2.36 - 5.84	02/01/36 - 04/01/42	1,778,400	1,862,986
FHLMC	AA+	2.50 - 6.00	03/01/21 - 09/01/45	83,976,892	87,313,085
FHLMC Strip	AA+	3.00	01/15/43	2,445,267	2,426,964
FNMA	AA+	2.25 - 8.00	09/01/16 - 12/25/49	124,758,969	131,699,150
FNMA Strip	AA+	3.00	08/25/42	1,924,522	1,913,617
GNMA (3)	AA+	2.68 - 7.00	02/20/21 - 10/16/47	38,149,123	40,608,359
Other Securities				1,116,018	1,221,094

					267,045,255

NON-MORTGAGE-BACKED OBLIGATIONS (2.2%)
FHLMC	AA+	0.00	11/29/19	11,000,000	10,129,889
FNMA	AA+	0.00	10/09/19	13,050,000	12,084,509

					22,214,398

CORPORATE DEBT (61.9%)
CONSUMER DISCRETIONARY (9.7%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 12/01/23	5,000,000	5,302,258
AutoZone, Inc.	BBB	3.25 - 4.00	11/15/20 - 04/15/25	5,700,000	5,796,017
Expedia, Inc.	BBB-	5.95	08/15/20	4,000,000	4,364,456
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	5,000,000	4,792,015
Kohl’s Corp.	BBB	3.25 - 4.00	11/01/21 - 02/01/23	4,424,000	4,403,854
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	5,000,000	4,810,815
Viacom, Inc.	BBB-	3.25	03/15/23	5,000,000	4,565,290
Whirlpool Corp.	BBB	3.70 - 6.50	06/15/16 - 05/01/25	5,000,000	5,093,790
Other Securities				58,950,000	58,750,608

					97,879,103

CONSUMER STAPLES (3.6%)
Kroger Co.	BBB	2.95	11/01/21	4,800,000	4,750,954
Whole Foods Market, Inc.†	BBB-	5.20	12/03/25	5,000,000	4,992,600
Other Securities				26,594,000	26,540,902

					36,284,456

ENERGY (4.7%)
FMC Technologies, Inc.	BBB	2.00	10/01/17	4,500,000	4,429,841
Other Securities				47,850,000	42,775,581

					47,205,422

FINANCIALS (16.4%)
Alleghany Corp.	BBB+	4.95 - 5.63	09/15/20 - 06/27/22	5,000,000	5,401,486
American Express Co.	BBB	3.63	12/05/24	5,000,000	4,893,400
American Tower Corp.	BBB-	4.50	01/15/18	5,000,000	5,214,465
Bank of America Corp.	BBB	3.95	04/21/25	5,000,000	4,868,845
Berkley (W.R.) Corp.	BBB+	4.63 - 7.38	09/15/19 - 03/15/22	4,000,000	4,431,194
Block Financial LLC	BBB	5.25 - 5.50	11/01/22 - 10/01/25	5,250,000	5,443,863
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,332,628
Citigroup, Inc.	BBB	3.88	03/26/25	5,000,000	4,866,440
Fifth Third Bancorp	BBB	4.30	01/16/24	5,000,000	5,121,750
First Tennessee Bank	BBB-	2.95	12/01/19	5,000,000	4,961,965
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,550,000	4,673,765
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	5,000,000	4,973,720
JPMorgan Chase Bank NA	A-	6.00	10/01/17	2,000,000	2,138,320
Mack-Cali Realty LP	BBB-	4.50	04/18/22	5,000,000	4,807,020
Wells Fargo & Co.	A-	3.45 - 4.13	02/13/23 - 08/15/23	5,000,000	5,047,995
Other Securities				92,619,000	94,359,427

					165,536,283

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
HEALTH CARE (6.9%)
Anthem, Inc.	A	3.30 - 4.35	08/15/20 - 01/15/23	$5,539,000	$5,557,577
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	4,500,000	4,552,209
Humana, Inc.	BBB+	3.85 - 7.20	06/15/18 - 10/01/24	5,000,000	5,257,426
Owens & Minor, Inc.	BBB	3.88 - 4.38	09/15/21 - 12/15/24	5,000,000	4,967,121
Quest Diagnostics, Inc.	BBB+	3.50 - 4.75	01/30/20 - 03/30/25	4,700,000	4,916,229
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	5,000,000	4,915,400
Other Securities				37,000,000	38,937,089

					69,103,051

INDUSTRIALS (4.6%)
Verisk Analytics, Inc.	BBB-	4.00	06/15/25	5,000,000	4,856,510
Other Securities				41,550,000	41,296,290

					46,152,800

INFORMATION TECHNOLOGY (7.6%)
Adobe Systems, Inc.	A-	4.75	02/01/20	4,000,000	4,332,124
Applied Materials, Inc.	A-	3.90	10/01/25	5,000,000	5,026,920
Arrow Electronics, Inc.	BBB-	4.00 - 6.88	06/01/18 - 04/01/25	5,000,000	5,229,401
eBay, Inc.	BBB+	2.88	08/01/21	5,000,000	4,920,060
Fidelity Nat’l. Information	BBB	3.88	06/05/24	5,000,000	4,826,015
Ingram Micro, Inc.	BBB-	4.95 - 5.25	09/01/17 - 12/15/24	4,750,000	4,890,158
Juniper Networks, Inc.	BBB	4.50 - 4.60	03/15/21 - 03/15/24	5,000,000	5,059,279
Keysight Technologies, Inc.†	BBB-	4.55	10/30/24	5,000,000	4,806,580
Lam Research Corp.	BBB	2.75	03/15/20	5,000,000	4,835,335
Other Securities				32,118,000	32,723,345

					76,649,217

MATERIALS (5.5%)
Domtar Corp.	BBB-	4.40	04/01/22	5,000,000	5,084,140
Dow Chemical Co.	BBB	3.50	10/01/24	4,800,000	4,654,075
Valspar Corp.	BBB	3.95	01/15/26	5,000,000	4,966,990
Other Securities				46,100,000	40,618,688

					55,323,893

TELECOMMUNICATION SERVICES (0.7%)
AT&T, Inc.	BBB+	3.00	02/15/22 - 06/30/22	5,000,000	4,897,131
Other Securities				2,000,000	2,148,814

					7,045,945

UTILITIES (2.2%)
National Fuel Gas Co.	BBB	4.90 - 5.20	12/01/21 - 07/15/25	5,000,000	4,915,424
Other Securities				17,225,000	17,024,678

					21,940,102

SOVEREIGN DEBT (0.4%)
Sri Lanka AID	NR	6.59	09/15/28	3,135,072	3,798,327

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,001,539,747) 99.2%					998,901,489

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.8%)
FHLMC	A-1+	0.20	02/12/16	8,000,000	7,998,133

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,998,133) 0.8%					7,998,133

TOTAL INVESTMENTS (Cost: $1,009,537,880) 100.0%					1,006,899,622

OTHER NET ASSETS -0.0% (2)					(262,720)

NET ASSETS 100.0%					$1,006,636,902

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO SUMMARY PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2015

Abbreviations:	FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

“Other Securities” represent securities in the respective category that individually, or in the aggregate by issuer, do not exceed 1% of net assets.

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$21,796,509	1.2%
SMALL CAP VALUE FUND	$4,699,832	1.2%
SMALL CAP GROWTH FUND	$6,999,630	1.7%
MID-CAP EQUITY INDEX FUND	$3,299,680	0.3%
COMPOSITE FUND	$1,215,452	0.7%
MONEY MARKET FUND	$20,995,451	31.5%
MID-TERM BOND FUND	$5,670,515	1.3%
BOND FUND	$21,438,004	2.1%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2015, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	755	E-mini S&P 500 Stock Index	P	March 2016	$76,836,350	$(178,766)	4.1%
ALL AMERICA FUND	42	E-mini S&P 500 Stock Index	P	March 2016	$4,274,340	$(32,594)	1.5%
MID-CAP EQUITY INDEX FUND	330	E-mini S&P MidCap 400 Stock Index	P	March 2016	$45,985,500	$(326,927)	4.7%

(a)	Includes the cumulative appreciation (depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	Percentage is less than 0.05%.

(3)	U.S. Government guaranteed security.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
ASSETS:
Investments at fair value

(Cost:  Equity Index Fund — $1,220,432,700

All America Fund — $215,376,583

Small Cap Value Fund — $310,442,854

Small Cap Growth Fund — $362,095,287

Mid Cap Value Fund — $70,218,122

Mid-Cap Equity Index Fund — $803,535,047

International Fund — $328,649,933

Composite Fund — $143,812,731

Retirement Income Fund — $64,207,960

2010 Retirement Fund — $24,873,876

2015 Retirement Fund — $141,497,703

2020 Retirement Fund — $343,420,081

2025 Retirement Fund — $366,550,734)

(Notes 1 and 3)	$1,852,729,594	$294,083,689	$376,146,993	$401,366,143	$81,364,406	$976,375,080
Cash	53,824	499,337	23,431	914,913	29,853	—
Interest and dividends receivable	2,384,512	353,558	305,777	246,457	135,768	918,248
Receivable for securities sold	—	—	—	—	—	942,968
Other receivables	—	—	—	—	719	—

TOTAL ASSETS	1,855,167,930	294,936,584	376,476,201	402,527,513	81,530,746	978,236,296

LIABILITIES:
Due to custodian bank	—	—	—	—	—	200,608
Payable for securities purchased	219,101	95,384	—	894,917	—	215,824
Payable for daily variation margin on future contracts	722,399	41,230	—	—	—	419,480
Accrued expenses	4,187	2,845	7,967	8,639	1,239	2,907

TOTAL LIABILITIES:	945,687	139,459	7,967	903,556	1,239	838,819

NET ASSETS	$1,854,222,243	$294,797,125	$376,468,234	$401,623,957	$81,529,507	$977,397,477

NUMBER OF SHARES OUTSTANDING (Note 4)	568,528,724	132,899,216	261,696,017	304,121,411	55,990,109	501,311,878

NET ASSET VALUES, offering and redemption price per share	$3.26	$2.22	$1.44	$1.32	$1.46	$1.95

COMPONENTS OF NET ASSETS:
Paid-in capital	$1,161,761,467	$202,280,828	$301,317,380	$322,469,241	$64,627,150	$723,690,919
Accumulated undistributed net investment income (loss)	34,349,119	3,873,755	4,084,760	—	1,149,851	13,506,294
Accumulated undistributed net realized gain (loss) on investments and futures contracts	25,993,529	9,968,030	5,361,955	39,883,860	4,606,222	67,687,158
Net unrealized appreciation (depreciation) of investments and futures contracts	632,118,128	78,674,512	65,704,139	39,270,856	11,146,284	172,513,106

NET ASSETS	$1,854,222,243	$294,797,125	$376,468,234	$401,623,957	$81,529,507	$977,397,477

The accompanying notes are an integral part of these financial statements.

International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund

$319,358,423	$179,076,026	$63,476,010	$25,562,124	$148,762,380	$363,599,502	$395,959,613
66,015	248,755	—	—	—	—	—
—	579,073	—	—	—	—	—
—	8,389	—	—	—	—	—
—	2,005	13,904	—	—	—	—

319,424,438	179,914,248	63,489,914	25,562,124	148,762,380	363,599,502	395,959,613

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
4,705	—	190	98	1,288	1,223	1,342

4,705	—	190	98	1,288	1,223	1,342

$319,419,733	$179,914,248	$63,489,724	$25,562,026	$148,761,092	$363,598,279	$395,958,271

427,541,926	91,853,422	56,717,917	25,303,663	142,339,770	325,767,231	339,214,646

$0.75	$1.96	$1.12	$1.01	$1.05	$1.12	$1.17

$322,806,481	$132,863,947	$60,684,432	$22,882,012	$129,240,147	$321,336,174	$342,414,856
7,642,431	3,658,946	1,417,706	579,461	3,360,634	7,495,794	7,530,298

(1,737,669)	8,128,060	2,119,536	1,412,305	8,895,634	14,586,890	16,604,238

(9,291,510)	35,263,295	(731,950)	688,248	7,264,677	20,179,421	29,408,879

$319,419,733	$179,914,248	$63,489,724	$25,562,026	$148,761,092	$363,598,279	$395,958,271

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund
ASSETS:
Investments at fair value

(Cost:  2030 Retirement Fund — $300,444,588

2035 Retirement Fund — $247,992,868

2040 Retirement Fund — $201,712,329

2045 Retirement Fund — $237,318,763

2050 Retirement Fund — $97,369,903

Conservative Allocation Fund — $124,979,210

Moderate Allocation Fund — $282,067,972

Aggressive Allocation Fund — $207,806,548

Money Market Fund — $66,666,863

Mid-Term Bond Fund — $451,483,801

Bond Fund — $1,009,537,880)

(Notes 1 and 3)	$328,048,413	$271,315,585	$221,905,108	$264,551,034	$93,879,879
Cash	—	—	—	—	—
Interest and dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—
Other receivables	—	—	—	—	14,887

TOTAL ASSETS	328,048,413	271,315,585	221,905,108	264,551,034	93,894,766

LIABILITIES:
Due to custodian bank	—	—	—	—	—
Payable for securities purchased	—	—	—	—	—
Payable for daily variation margin on future contracts	—	—	—	—	—
Accrued expenses	1,082	892	757	859	158

TOTAL LIABILITIES	1,082	892	757	859	158

NET ASSETS	$328,047,331	$271,314,693	$221,904,351	$264,550,175	$93,894,608

NUMBER OF SHARES OUTSTANDING (Note 4)	273,996,553	226,218,710	186,547,652	222,683,482	69,495,056

NET ASSET VALUES, offering and redemption price per share	$1.20	$1.20	$1.19	$1.19	$1.35

COMPONENTS OF NET ASSETS:
Paid-in capital	$278,503,757	$228,475,866	$184,781,815	$217,240,475	$92,328,389
Accumulated undistributed net investment income (loss)	5,967,073	4,653,592	3,629,694	4,323,009	1,305,214
Accumulated undistributed net realized gain (loss) on investments and futures contracts	15,972,676	14,862,518	13,300,063	15,754,420	3,751,029
Net unrealized appreciation (depreciation) of investments and futures contracts	27,603,825	23,322,717	20,192,779	27,232,271	(3,490,024)

NET ASSETS	$328,047,331	$271,314,693	$221,904,351	$264,550,175	$93,894,608

The accompanying notes are an integral part of these financial statements.

Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund

$127,762,948	$316,150,340	$248,722,299	$66,667,948	$448,849,522	$1,006,899,622
—	—	—	10,437	243,346	301,413
—	—	—	—	2,981,905	7,690,684
—	—	—	—	—	10,029,807
—	194	332	2,306	11,569	—

127,762,948	316,150,534	248,722,631	66,680,691	452,086,342	1,024,921,526

—	—	—	—	—	—
—	—	—	—	—	18,283,675
—	—	—	—	—	—
15	—	—	274	—	949

15	—	—	274	—	18,284,624

$127,762,933	$316,150,534	$248,722,631	$66,680,417	$452,086,342	$1,006,636,902

106,833,345	224,315,530	155,044,805	55,769,535	437,295,485	714,259,784

$1.20	$1.41	$1.60	$1.20	$1.03	$1.41

$118,399,259	$263,982,962	$190,807,858	$66,680,774	$441,898,496	$978,442,675
3,062,120	7,136,729	5,034,207	—	12,125,544	29,240,973

3,517,816	10,948,475	11,964,815	(1,442)	696,581	1,591,512

2,783,738	34,082,368	40,915,751	1,085	(2,634,279)	(2,638,258)

$127,762,933	$316,150,534	$248,722,631	$66,680,417	$452,086,342	$1,006,636,902

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2015

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$37,975,611	$5,814,913	$7,691,420	$2,988,128	$1,876,569
Interest	66,790	9,742	23,138	22,493	4,161

Total income	38,042,401	5,824,655	7,714,558	3,010,621	1,880,730

EXPENSES:
Investment advisory fees (Note 2)	1,360,503	1,242,094	2,926,975	3,182,905	490,735
Other operating expenses:
Accounting and recordkeeping expenses	416,156	140,902	95,650	94,386	24,100
Shareholders reports	19,673	26,631	20,263	18,460	16,755
Custodian expenses	52,523	91,110	19,043	21,233	6,704
Independent directors’ fees and expenses	139,427	27,528	31,173	30,812	5,961
Audit	70,068	29,939	24,314	24,633	6,484
Legal and Compliance	111,201	47,513	38,588	39,094	10,289
Administrative	367,813	72,618	82,234	81,284	15,725
Licenses	179,342	21,244	—	—	—
Other	66,076	13,045	14,773	14,602	2,825

Total operating expenses	1,422,279	470,530	326,038	324,504	88,843

Total expenses before reimbursement	2,782,782	1,712,624	3,253,013	3,507,409	579,578
Fee waiver and expense reimbursement (Note 2)	—	—	—	—	—

Net Expenses	2,782,782	1,712,624	3,253,013	3,507,409	579,578

Net Investment Income (Loss)	35,259,619	4,112,031	4,461,545	(496,788)	1,301,152

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	37,420,539	16,522,658	6,017,598	39,518,825	4,517,447
Futures contracts	506,799	(118,055)	—	—	—

	37,927,338	16,404,603	6,017,598	39,518,825	4,517,447

Change in net unrealized appreciation (depreciation) of:
Investment securities	(49,586,687)	(20,193,337)	(23,441,857)	(49,504,619)	(8,503,711)
Futures contracts	(835,124)	(29)	—	—	—

	(50,421,811)	(20,193,366)	(23,441,857)	(49,504,619)	(8,503,711)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	(12,494,473)	(3,788,763)	(17,424,259)	(9,985,794)	(3,986,264)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,765,146	$323,268	$(12,962,714)	$(10,482,582)	$(2,685,112)

(a)	The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Effective January 1, 2015, the expense allocation methodology was modified such that certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(b)	Net of foreign taxes of $565,195.

The accompanying notes are an integral part of these financial statements.

Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$16,242,097	$8,070,992 (b)	$2,109,699	$1,405,808		$569,218		$3,317,390		$7,346,941		$7,267,088
50,133	10,575	2,554,788	—		—		—		—		—

16,292,230	8,081,567	4,664,487	1,405,808		569,218		3,317,390		7,346,941		7,267,088

760,582	231,094	757,125	29,281	(a)	13,211	(a)	77,465	(a)	172,815	(a)	183,474	(a)

244,260	72,185	82,090	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
19,758	18,538	21,119	13,486	(a)	13,835	(a)	12,049	(a)	12,348	(a)	12,351	(a)
52,186	3,490	32,832	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
78,740	26,181	15,601	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
47,944	2,387	16,967	4,463	(a)	2,018	(a)	10,538	(a)	24,101	(a)	25,584	(a)
76,089	3,789	26,927	5,144	(a)	2,326	(a)	12,145	(a)	27,779	(a)	29,486	(a)
207,716	69,065	41,155	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
101,279	—	—	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
37,315	12,407	7,393	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

865,287	208,042	244,084	23,093		18,179		34,732		64,228		67,421

1,625,869	439,136	1,001,209	52,374		31,390		112,197		237,043		250,895
—	—	—	(23,093)		(18,179)		—		—		—

1,625,869	439,136	1,001,209	29,281		13,211		112,197		237,043		250,895

14,666,361	7,642,431	3,663,278	1,376,527		556,007		3,205,193		7,109,898		7,016,193

73,845,180	507	8,731,574	2,259,915		1,450,104		9,360,361		15,854,789		18,034,836
(2,504,934)	—	—	—		—		—		—		—

71,340,246	507	8,731,574	2,259,915		1,450,104		9,360,361		15,854,789		18,034,836

(108,203,237)	(12,251,849)	(10,775,925)	(3,452,698)		(1,915,105)		(12,144,914)		(23,312,046)		(26,452,633)
(984,129)	—	—	—		—		—		—		—

(109,187,366)	(12,251,849)	(10,775,925)	(3,452,698)		(1,915,105)		(12,144,914)		(23,312,046)		(26,452,633)

(37,847,120)	(12,251,342)	(2,044,351)	(1,192,783)		(465,001)		(2,784,553)		(7,457,257)		(8,417,797)

$(23,180,759)	$(4,608,911)	$1,618,927	$183,744		$91,006		$420,640		$(347,359)		$(1,401,604)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2015

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$5,726,022		$4,428,259		$3,431,182		$4,104,594
Interest	—		—		—		—

Total income	5,726,022		4,428,259		3,431,182		4,104,594

EXPENSES:
Investment advisory fees (Note 2)	152,581	(a)	126,286	(a)	103,709	(a)	126,420	(a)
Other operating expenses:
Accounting and recordkeeping expenses	—	(a)	—	(a)	—	(a)	—	(a)
Shareholders reports	12,318	(a)	12,238	(a)	12,145	(a)	12,258	(a)
Custodian expenses	—	(a)	—	(a)	—	(a)	—	(a)
Independent directors’ fees and expenses	—	(a)	—	(a)	—	(a)	—	(a)
Audit	21,067	(a)	17,324	(a)	14,115	(a)	17,365	(a)
Legal and Compliance	24,282	(a)	19,966	(a)	16,269	(a)	20,014	(a)
Administrative	—	(a)	—	(a)	—	(a)	—	(a)
Licenses	—	(a)	—	(a)	—	(a)	—	(a)
Other	—	(a)	—	(a)	—	(a)	—	(a)

Total operating expenses	57,667		49,528		42,529		49,637

Total expenses before reimbursement	210,248		175,814		146,238		176,057
Fee waiver and expense reimbursement (Note 2)	—		—		—		—

Net Expenses	210,248		175,814		146,238		176,057

Net Investment Income (Loss)	5,515,774		4,252,445		3,284,944		3,928,537

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	17,057,812		15,875,085		13,971,726		16,640,145
Futures contracts	—		—		—		—

	17,057,812		15,875,085		13,971,726		16,640,145

Change in net unrealized appreciation (depreciation) of:
Investment securities	(23,904,450)		(21,741,597)		(19,277,737)		(23,075,308)
Futures contracts	—		—		—		—

	(23,904,450)		(21,741,597)		(19,277,737)		(23,075,308)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	(6,846,638)		(5,866,512)		(5,306,011)		(6,435,163)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,330,864)		$(1,614,067)		$(2,021,067)		$(2,506,626)

(a)	The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Effective January 1, 2015, the expense allocation methodology was modified such that certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

The accompanying notes are an integral part of these financial statements.

2050 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$1,223,854		$2,998,833		$6,783,799		$4,701,527		$—	$—	$—
—		—		—		—		106,893	14,226,677	33,769,069

1,223,854		2,998,833		6,783,799		4,701,527		106,893	14,226,677	33,769,069

35,899	(a)	—	(a)	—	(a)	—	(a)	106,832	1,790,772	3,887,481

—	(a)	—	(a)	—	(a)	—	(a)	17,580	108,283	228,003
13,809	(a)	11,582	(a)	12,590	(a)	12,494	(a)	12,789	17,849	20,860
—	(a)	—	(a)	—	(a)	—	(a)	15,042	11,063	30,199
—	(a)	—	(a)	—	(a)	—	(a)	5,148	32,398	67,618
5,476	(a)	8,456	(a)	22,404	(a)	17,818	(a)	5,324	15,440	32,282
6,311	(a)	9,746	(a)	25,822	(a)	20,537	(a)	8,449	24,505	51,233
—	(a)	—	(a)	—	(a)	—	(a)	13,581	85,467	178,376
—	(a)	—	(a)	—	(a)	—	(a)	—	—	—
—	(a)	—	(a)	—	(a)	—	(a)	2,440	15,354	32,044

25,596		29,784		60,816		50,849		80,353	310,359	640,615

61,495		29,784		60,816		50,849		187,185	2,101,131	4,528,096
(25,596)		—		—		—		—	—	—

35,899		29,784		60,816		50,849		187,185	2,101,131	4,528,096

1,187,955		2,969,049		6,722,983		4,650,678		(80,292)	12,125,546	29,240,973

3,869,216		3,665,869		17,367,764		16,729,039		(1,442)	696,581	1,591,512
—		—		—		—		—	—	—

3,869,216		3,665,869		17,367,764		16,729,039		(1,442)	696,581	1,591,512

(6,445,213)		(6,166,634)		(23,664,759)		(22,197,912)		(3,287)	(10,264,191)	(28,238,502)
—		—		—		—		—	—	—

(6,445,213)		(6,166,634)		(23,664,759)		(22,197,912)		(3,287)	(10,264,191)	(28,238,502)

(2,575,997)		(2,500,765)		(6,296,995)		(5,468,873)		(4,729)	(9,567,610)	(26,646,990)

$(1,388,042)		$468,284		$425,988		$(818,195)		$(85,021)	$2,557,936	$2,593,983

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Equity Index Fund		All America Fund
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$35,259,619	$29,425,579	$4,112,031	$4,258,182
Net realized gain (loss) on investments and futures contracts	37,927,338	64,273,594	16,404,603	21,165,181
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(50,421,811)	113,758,639	(20,193,366)	8,030,602

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,765,146	207,457,812	323,268	33,453,965

DISTRIBUTIONS (Notes 1 and Note 5)
From net investment income	(29,188,647)	(24,529,282)	(4,193,905)	(3,966,513)
From net realized gains	(65,074,652)	(20,276,973)	(19,549,735)	(23,520,331)

Total distributions	(94,263,299)	(44,806,255)	(23,743,640)	(27,486,844)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	204,460,581	200,883,507	4,787,618	5,473,836
Dividends reinvested	94,263,299	44,806,255	23,743,640	27,486,844
Cost of shares redeemed	(162,113,848)	(175,606,931)	(34,496,884)	(33,028,231)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	136,610,032	70,082,831	(5,965,626)	(67,551)

INCREASE (DECREASE) IN NET ASSETS	65,111,879	232,734,388	(29,385,998)	5,899,570
NET ASSETS, BEGINNING OF YEAR	1,789,110,364	1,556,375,976	324,183,123	318,283,553

NET ASSETS, END OF YEAR	$1,854,222,243	$1,789,110,364	$294,797,125	$324,183,123

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$34,349,119	$28,715,350	$3,873,755	$3,971,841

OTHER INFORMATION:
Shares outstanding at the beginning of year	524,974,834	504,328,472	134,209,249	133,925,766

Shares sold	60,445,948	61,976,101	1,997,801	2,274,534
Shares issued as reinvestment of dividends	30,604,709	13,626,112	11,136,977	11,766,990
Shares redeemed	(47,496,767)	(54,955,851)	(14,444,811)	(13,758,041)

Net increase (decrease)	43,553,890	20,646,362	(1,310,033)	283,483

Shares outstanding at the end of year	568,528,724	524,974,834	132,899,216	134,209,249

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
2015	2014	2015	2014	2015	2014	2015	2014

$4,461,545	$3,839,561	$(496,788)	$(356,262)	$1,301,152	$1,028,762	$14,666,361	$12,261,754
6,017,598	24,556,592	39,518,825	50,567,338	4,517,447	5,078,377	71,340,246	58,668,447

(23,441,857)	(9,069,882)	(49,504,619)	(28,964,625)	(8,503,711)	4,464,671	(109,187,366)	16,493,410

(12,962,714)	19,326,271	(10,482,582)	21,246,451	(2,685,112)	10,571,810	(23,180,759)	87,423,611

(3,251,696)	(4,756,094)	—	(211,378)	(944,993)	(645,431)	(11,340,680)	(9,181,477)
(23,962,528)	(36,455,404)	(50,286,630)	(31,305,992)	(5,149,406)	(5,410,001)	(62,570,149)	(41,218,855)

(27,214,224)	(41,211,498)	(50,286,630)	(31,517,370)	(6,094,399)	(6,055,432)	(73,910,829)	(50,400,332)

27,883,451	29,123,428	44,124,233	29,941,719	7,424,648	17,268,133	98,724,678	93,894,132
27,214,224	41,211,498	50,286,630	31,517,370	6,094,399	6,055,432	73,910,829	50,400,332
(31,909,045)	(36,715,125)	(44,366,736)	(62,340,748)	(15,537,986)	(7,843,296)	(98,775,032)	(82,369,583)

23,188,630	33,619,801	50,044,127	(881,659)	(2,018,939)	15,480,269	73,860,475	61,924,881

(16,988,308)	11,734,574	(10,725,085)	(11,152,578)	(10,798,450)	19,996,647	(23,231,113)	98,948,160
393,456,542	381,721,968	412,349,042	423,501,620	92,327,957	72,331,310	1,000,628,590	901,680,430

$376,468,234	$393,456,542	$401,623,957	$412,349,042	$81,529,507	$92,327,957	$977,397,477	$1,000,628,590

$4,084,760	$2,553,337	$—	$—	$1,149,851	$969,246	$13,506,294	$11,509,632

244,764,120	222,484,724	268,125,197	267,803,649	56,753,645	47,238,273	462,801,870	433,467,620

17,874,943	17,919,560	28,422,542	19,668,152	4,647,065	10,715,300	46,010,863	44,498,982
19,225,751	26,338,022	36,898,275	21,594,428	4,252,622	3,871,430	37,933,784	23,681,584
(20,168,797)	(21,978,186)	(29,324,603)	(40,941,032)	(9,663,223)	(5,071,358)	(45,434,639)	(38,846,316)

16,931,897	22,279,396	35,996,214	321,548	(763,536)	9,515,372	38,510,008	29,334,250

261,696,017	244,764,120	304,121,411	268,125,197	55,990,109	56,753,645	501,311,878	462,801,870

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	International Fund		Composite Fund
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$7,642,431	$8,132,055	$3,663,278	$3,941,990
Net realized gain (loss) on investments and futures contracts	507	37,335	8,731,574	5,241,485
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(12,251,849)	(25,660,305)	(10,775,925)	7,249,605

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,608,911)	(17,490,915)	1,618,927	16,433,080

DISTRIBUTIONS (Notes 1 and Note 5)
From net investment income	(8,132,055)	(3,863,157)	(3,937,658)	(3,641,558)
From net realized gains	(101,057)	(863,378)	(1,373,297)	—

Total distributions	(8,233,112)	(4,726,535)	(5,310,955)	(3,641,558)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	75,820,430	119,004,856	6,788,566	5,774,213
Dividends reinvested	8,233,112	4,726,535	5,310,955	3,641,558
Cost of shares redeemed	(15,625,361)	(11,845,104)	(22,318,528)	(14,873,202)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	68,428,181	111,886,287	(10,219,007)	(5,457,431)

INCREASE (DECREASE) IN NET ASSETS	55,586,158	89,668,837	(13,911,035)	7,334,091
NET ASSETS, BEGINNING OF YEAR	263,833,575	174,164,738	193,825,283	186,491,192

NET ASSETS, END OF YEAR	$319,419,733	$263,833,575	$179,914,248	$193,825,283

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$7,642,431	$8,132,055	$3,658,946	$3,940,898

OTHER INFORMATION:
Shares outstanding at the beginning of year	341,369,894	207,998,511	96,812,141	99,694,061

Shares sold	94,702,675	141,996,939	3,377,546	2,950,873
Shares issued as reinvestment of dividends	11,091,742	5,692,817	2,786,254	1,857,200
Shares redeemed	(19,622,385)	(14,318,373)	(11,122,519)	(7,689,993)

Net increase (decrease)	86,172,032	133,371,383	(4,958,719)	(2,881,920)

Shares outstanding at the end of year	427,541,926	341,369,894	91,853,422	96,812,141

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
2015	2014	2015	2014	2015	2014	2015	2014

$1,376,527	$989,080	$556,007	$511,896	$3,205,193	$2,865,287	$7,109,898	$5,350,590
2,259,915	1,548,214	1,450,104	1,392,302	9,360,361	8,985,307	15,854,789	15,490,205

(3,452,698)	297,295	(1,915,105)	(245,571)	(12,144,914)	(1,950,195)	(23,312,046)	(701,197)

183,744	2,834,589	91,006	1,658,627	420,640	9,900,399	(347,359)	20,139,598

(1,043,642)	(746,239)	(553,391)	(478,710)	(3,145,220)	(2,616,090)	(5,971,939)	(3,853,531)
(1,507,057)	(853,955)	(1,342,011)	(653,628)	(8,330,888)	(3,478,425)	(14,219,639)	(3,571,569)

(2,550,699)	(1,600,194)	(1,895,402)	(1,132,338)	(11,476,108)	(6,094,515)	(20,191,578)	(7,425,100)

24,013,651	19,027,717	4,789,683	4,531,697	21,012,564	23,686,143	70,945,700	63,885,795
2,550,699	1,600,194	1,895,402	1,132,338	11,476,108	6,094,515	20,191,578	7,425,100
(14,242,810)	(7,899,016)	(5,876,669)	(3,674,978)	(26,833,644)	(17,349,841)	(27,041,015)	(15,276,500)

12,321,540	12,728,895	808,416	1,989,057	5,655,028	12,430,817	64,096,263	56,034,395

9,954,585	13,963,290	(995,980)	2,515,346	(5,400,440)	16,236,701	43,557,326	68,748,893
53,535,139	39,571,849	26,558,006	24,042,660	154,161,532	137,924,831	320,040,953	251,292,060

$63,489,724	$53,535,139	$25,562,026	$26,558,006	$148,761,092	$154,161,532	$363,598,279	$320,040,953

$1,417,706	$1,043,642	$579,461	$553,391	$3,360,634	$3,145,217	$7,495,794	$5,971,939

46,045,385	34,961,828	24,456,165	22,616,328	136,513,695	125,288,707	270,183,637	221,831,608

20,666,143	16,491,999	4,464,838	4,176,979	18,812,865	21,121,082	60,145,525	54,995,344
2,293,417	1,404,057	1,895,626	1,062,168	11,117,706	5,552,659	18,386,686	6,459,934
(12,287,028)	(6,812,499)	(5,512,966)	(3,399,310)	(24,104,496)	(15,448,753)	(22,948,617)	(13,103,249)

10,672,532	11,083,557	847,498	1,839,837	5,826,075	11,224,988	55,583,594	48,352,029

56,717,917	46,045,385	25,303,663	24,456,165	142,339,770	136,513,695	325,767,231	270,183,637

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	2025 Retirement Fund		2030 Retirement Fund
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$7,016,193	$5,003,277	$5,515,774	$3,928,982
Net realized gain (loss) on investments and futures contracts	18,034,836	13,645,476	17,057,812	12,059,724
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(26,452,633)	3,839,197	(23,904,450)	3,675,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,401,604)	22,487,950	(1,330,864)	19,664,418

DISTRIBUTIONS (Notes 1 and Note 5)
From net investment income	(5,804,497)	(3,459,110)	(4,662,610)	(2,762,712)
From net realized gains	(12,670,849)	(2,819,455)	(11,054,574)	(2,549,750)

Total distributions	(18,475,346)	(6,278,565)	(15,717,184)	(5,312,462)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	82,443,284	63,610,725	68,504,048	55,246,165
Dividends reinvested	18,475,346	6,278,565	15,717,184	5,312,462
Cost of shares redeemed	(16,173,335)	(11,753,478)	(16,185,115)	(9,611,179)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	84,745,295	58,135,812	68,036,117	50,947,448

INCREASE (DECREASE) IN NET ASSETS	64,868,345	74,345,197	50,988,069	65,299,404
NET ASSETS, BEGINNING OF YEAR	331,089,926	256,744,729	277,059,262	211,759,858

NET ASSETS, END OF YEAR	$395,958,271	$331,089,926	$328,047,331	$277,059,262

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$7,530,298	$5,804,497	$5,967,073	$4,662,610

OTHER INFORMATION:
Shares outstanding at the beginning of year	268,929,635	220,409,889	218,780,055	177,408,455

Shares sold	67,229,996	53,077,272	54,499,347	44,925,560
Shares issued as reinvestment of dividends	16,139,959	5,284,854	13,413,210	4,370,328
Shares redeemed	(13,084,944)	(9,842,380)	(12,696,059)	(7,924,288)

Net increase (decrease)	70,285,011	48,519,746	55,216,498	41,371,600

Shares outstanding at the end of year	339,214,646	268,929,635	273,996,553	218,780,055

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
2015	2014	2015	2014	2015	2014	2015	2014

$4,252,445	$2,974,656	$3,284,944	$2,279,235	$3,928,537	$2,817,679	$1,187,955	$470,594
15,875,085	9,433,453	13,971,726	8,540,747	16,640,145	10,187,546	3,869,216	1,271,844

(21,741,597)	3,646,401	(19,277,737)	1,662,706	(23,075,308)	2,026,948	(6,445,213)	722,036

(1,614,067)	16,054,510	(2,021,067)	12,482,688	(2,506,626)	15,032,173	(1,388,042)	2,464,474

(3,637,561)	(2,061,376)	(2,857,782)	(1,709,321)	(3,540,101)	(2,118,365)	(592,908)	(48,352)
(8,709,705)	(2,255,109)	(7,858,679)	(2,115,297)	(9,449,171)	(2,510,179)	(1,150,118)	(67,482)

(12,347,266)	(4,316,485)	(10,716,461)	(3,824,618)	(12,989,272)	(4,628,544)	(1,743,026)	(115,834)

55,367,374	48,788,674	45,547,857	34,207,916	43,558,908	37,208,271	47,515,756	28,066,598
12,347,266	4,316,485	10,716,461	3,824,618	12,989,272	4,628,544	1,743,026	115,834
(12,291,501)	(7,555,845)	(10,232,468)	(6,126,354)	(8,607,985)	(6,273,383)	(2,444,022)	(610,481)

55,423,139	45,549,314	46,031,850	31,906,180	47,940,195	35,563,432	46,814,760	27,571,951

41,461,806	57,287,339	33,294,322	40,564,250	32,444,297	45,967,061	43,683,692	29,920,591
229,852,887	172,565,548	188,610,029	148,045,779	232,105,878	186,138,817	50,210,916	20,290,325

$271,314,693	$229,852,887	$221,904,351	$188,610,029	$264,550,175	$232,105,878	$93,894,608	$50,210,916

$4,653,592	$3,637,561	$3,629,694	$2,857,782	$4,323,009	$3,540,101	$1,305,214	$592,908

181,398,047	144,301,756	149,253,147	123,313,696	183,851,790	154,880,979	36,041,942	15,556,794

43,936,915	39,748,793	36,160,229	27,836,625	34,477,445	30,334,894	33,863,211	20,860,316
10,525,529	3,542,685	9,186,890	3,144,107	11,149,772	3,802,172	1,315,493	86,165
(9,641,781)	(6,195,187)	(8,052,614)	(5,041,281)	(6,795,525)	(5,166,255)	(1,725,590)	(461,333)

44,820,663	37,096,291	37,294,505	25,939,451	38,831,692	28,970,811	33,453,114	20,485,148

226,218,710	181,398,047	186,547,652	149,253,147	222,683,482	183,851,790	69,495,056	36,041,942

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	Conservative Allocation Fund		Moderate Allocation Fund
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,969,049	$2,464,461	$6,722,983	$5,816,011
Net realized gain (loss) on investments and futures contracts	3,665,869	4,283,970	17,367,764	17,802,197
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(6,166,634)	23,341	(23,664,759)	(1,516,814)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	468,284	6,771,772	425,988	22,101,394

DISTRIBUTIONS (Notes 1 and Note 5)
From net investment income	(2,608,918)	(2,273,586)	(6,514,098)	(5,452,659)
From net realized gains	(3,800,636)	(1,664,925)	(15,635,475)	(3,993,394)

Total distributions	(6,409,554)	(3,938,511)	(22,149,573)	(9,446,053)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	19,677,859	27,512,215	24,101,254	28,072,903
Dividends reinvested	6,409,554	3,938,511	22,149,573	9,446,053
Cost of shares redeemed	(14,906,335)	(9,352,979)	(23,584,888)	(16,363,290)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	11,181,078	22,097,747	22,665,939	21,155,666

INCREASE (DECREASE) IN NET ASSETS	5,239,808	24,931,008	942,354	33,811,007
NET ASSETS, BEGINNING OF YEAR	122,523,125	97,592,117	315,208,180	281,397,173

NET ASSETS, END OF YEAR	$127,762,933	$122,523,125	$316,150,534	$315,208,180

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$3,062,120	$2,608,920	$7,136,729	$6,514,098

OTHER INFORMATION:
Shares outstanding at the beginning of year	97,670,821	79,934,785	208,049,805	193,762,078

Shares sold	15,752,829	22,009,867	16,033,248	18,843,986
Shares issued as reinvestment of dividends	5,414,572	3,216,965	16,001,333	6,402,498
Shares redeemed	(12,004,877)	(7,490,796)	(15,768,856)	(10,958,757)

Net increase (decrease)	9,162,524	17,736,036	16,265,725	14,287,727

Shares outstanding at the end of year	106,833,345	97,670,821	224,315,530	208,049,805

The accompanying notes are an integral part of these financial statements.

Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
2015	2014	2015	2014	2015	2014	2015	2014

$4,650,678	$3,931,404	$(80,292)	$(112,131)	$12,125,546	$10,593,944	$29,240,973	$31,506,309
16,729,039	17,884,871	(1,442)	113	696,581	1,564,411	1,591,512	1,687,269

(22,197,912)	(3,648,961)	(3,287)	4,165	(10,264,191)	591,865	(28,238,502)	19,079,980

(818,195)	18,167,314	(85,021)	(107,853)	2,557,936	12,750,220	2,593,983	52,273,558

(4,669,780)	(3,819,966)	—	—	(10,593,944)	(10,740,646)	(31,506,309)	(26,340,172)
(16,880,272)	(3,901,158)	—	—	(1,564,411)	(2,091,825)	(1,601,325)	—

(21,550,052)	(7,721,124)	—	—	(12,158,355)	(12,832,471)	(33,107,634)	(26,340,172)

11,577,351	14,917,233	8,953,288	7,274,917	64,053,401	75,795,501	130,055,610	149,352,882
21,550,052	7,721,124	—	—	12,158,355	12,832,471	33,107,634	26,340,172
(16,836,727)	(14,708,504)	(19,666,616)	(13,675,231)	(49,758,493)	(45,450,673)	(81,894,490)	(49,629,189)

16,290,676	7,929,853	(10,713,328)	(6,400,314)	26,453,263	43,177,299	81,268,754	126,063,865

(6,077,571)	18,376,043	(10,798,349)	(6,508,167)	16,852,844	43,095,048	50,755,103	151,997,251
254,800,202	236,424,159	77,478,766	83,986,933	435,233,498	392,138,450	955,881,799	803,884,548

$248,722,631	$254,800,202	$66,680,417	$77,478,766	$452,086,342	$435,233,498	$1,006,636,902	$955,881,799

$5,034,207	$4,669,780	$—	$—	$12,125,544	$10,593,942	$29,240,973	$31,506,309

144,356,850	139,705,582	64,724,065	70,066,197	412,252,911	371,707,177	658,106,501	571,329,146

6,683,214	8,631,107	7,484,706	6,073,454	60,357,557	70,789,793	89,271,323	102,660,413
13,692,231	4,516,418	—	—	11,691,052	12,210,237	23,327,458	18,362,750
(9,687,490)	(8,496,257)	(16,439,236)	(11,415,586)	(47,006,035)	(42,454,296)	(56,445,498)	(34,245,808)

10,687,955	4,651,268	(8,954,530)	(5,342,132)	25,042,574	40,545,734	56,153,283	86,777,355

155,044,805	144,356,850	55,769,535	64,724,065	437,295,485	412,252,911	714,259,784	658,106,501

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2015 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Years Ended December 31,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$3.41	$3.09	$2.40	$2.07		$2.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.06	0.06	0.05	0.05		0.04
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.03)	0.35	0.70	0.28		— (f)

Total From Investment Operations	0.03	0.41	0.75	0.33		0.04

Less: Distributions
From Net Investment Income	(0.06)	(0.05)	(0.04)	—	(f)	(0.04)
From Net Realized Gains	(0.12)	(0.04)	(0.02)	—		—

Total Distributions	(0.18)	(0.09)	(0.06)	—		(0.04)

Net Asset Value, End of Period	$3.26	$3.41	$3.09	$2.40		$2.07

Total Return (%)	1.24	13.49	32.02	15.94		1.88
Net Assets, End of Period ($ millions)	1,854	1,789	1,556	1,109		929
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.94	1.82	1.87	2.03		1.81
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.15	0.17	0.19	0.22		0.23
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.15	0.17	0.19	0.22		0.23
Portfolio Turnover Rate (%)(a)	4.74	8.07	3.90	6.45		5.26

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

All America Fund					Small Cap Value Fund
Years Ended December 31,					Years Ended December 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$2.42	$2.38	$1.85	$1.61	$1.65	$1.61	$1.72	$1.35	$1.17	$1.21

0.03	0.03	0.03	0.03	0.02	0.02	0.02	0.03	0.02	0.01
(0.03)	0.23	0.55	0.21	(0.02)	(0.08)	0.06	0.36	0.16	(0.04)

—	0.26	0.58	0.24	—	(0.06)	0.08	0.39	0.18	(0.03)

(0.03)	(0.03)	(0.03)	—	(0.04)	(0.01)	(0.02)	(0.02)	—	(0.01)
(0.15)	(0.19)	(0.02)	—	—	(0.10)	(0.17)	—	—	—

(0.18)	(0.22)	(0.05)	—	(0.04)	(0.11)	(0.19)	(0.02)	—	(0.01)

$2.22	$2.42	$2.38	$1.85	$1.61	$1.44	$1.61	$1.72	$1.35	$1.17

(0.04)	11.16	32.13	14.73	0.24	(3.40)	5.17	29.35	15.46	(2.46)
295	324	318	256	250	376	393	382	290	260
1.32	1.35	1.44	1.52	1.24	1.14	1.02	1.70	1.67	0.92
0.55	0.49	0.51	0.55	0.56	0.83	0.84	0.87	0.90	0.90
0.55	0.49	0.51	0.55	0.56	0.83	0.84	0.87	0.90	0.90
14.73	15.38	28.48	17.37	24.67	19.03	38.09	41.36	24.71	23.34

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.54	$1.58	$1.22	$1.16	$1.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	— (f)	— (f)	— (f)	— (f)	— (f)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.03)	0.09	0.47	0.07	(0.03)

Total From Investment Operations	(0.03)	0.09	0.47	0.07	(0.03)

Less: Distributions
From Net Investment Income	—	— (f)	—	—	—
From Net Realized Gains	(0.19)	(0.13)	(0.11)	(0.01)	—

Total Distributions	(0.19)	(0.13)	(0.11)	(0.01)	—

Net Asset Value, End of Period	$1.32	$1.54	$1.58	$1.22	$1.16

Total Return (%)	(2.39)	5.70	41.19	5.62	(2.28)
Net Assets, End of Period ($ millions)	402	412	424	272	271
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.12)	(0.09)	0.19	(0.08)	(0.31)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.83	0.84	0.86	0.90	0.90
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.83	0.84	0.86	0.90	0.90
Portfolio Turnover Rate (%)(a)	67.83	67.58	53.36	66.69	59.53

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund					Mid-Cap Equity Index Fund
Years Ended December 31,					Years Ended December 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$1.63	$1.53	$1.23	$1.11	$1.15	$2.16	$2.08	$1.63	$1.43	$1.51

0.02	0.02	0.01	0.02	0.01	0.03	0.03	0.02	0.02	0.02
(0.08)	0.19	0.33	0.10	(0.04)	(0.08)	0.17	0.51	0.24	(0.05)

(0.06)	0.21	0.34	0.12	(0.03)	(0.05)	0.20	0.53	0.26	(0.03)

(0.02)	(0.01)	(0.01)	—	(0.01)	(0.02)	(0.02)	(0.02)	—	(0.02)
(0.10)	(0.10)	(0.03)	—	—	(0.14)	(0.10)	(0.06)	(0.06)	(0.03)

(0.12)	(0.11)	(0.04)	—	(0.01)	(0.16)	(0.12)	(0.08)	(0.06)	(0.05)

$1.46	$1.63	$1.53	$1.23	$1.11	$1.95	$2.16	$2.08	$1.63	$1.43

(3.34)	13.82	27.78	11.01	(2.12)	(2.37)	9.63	33.21	17.80	(1.99)
82	92	72	53	51	977	1,001	902	610	505
1.45	1.25	1.08	1.36	1.19	1.45	1.31	1.25	1.50	1.14
0.65	0.64	0.66	0.70	0.70	0.16	0.17	0.19	0.22	0.23
0.65	0.64	0.66	0.70	0.70	0.16	0.17	0.19	0.22	0.23
15.86	40.91	36.42	29.05	12.99	21.67	16.29	13.30	12.98	15.98

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	International Fund
	Years Ended December 31,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$0.77	$0.84	$0.71	$0.60		$0.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.01	0.02	0.02	0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.01)	(0.08)	0.13	0.09		(0.11)

Total From Investment Operations	—	(0.06)	0.15	0.11		(0.09)

Less: Distributions
From Net Investment Income	(0.02)	(0.01)	(0.02)	—	(f)	(0.02)
From Net Realized Gains	— (f)	— (f)	—	—	(f)	— (f)

Total Distributions	(0.02)	(0.01)	(0.02)	—		(0.02)

Net Asset Value, End of Period	$0.75	$0.77	$0.84	$0.71		$0.60

Total Return (%)	(0.63)	(6.03)	21.00	18.24		(12.60)
Net Assets, End of Period ($ millions)	319	264	174	115		69
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.47	3.48	2.76	3.20		3.24
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.14	0.17	0.18	0.21		0.23
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.14	0.17	0.18	0.21		0.23
Portfolio Turnover Rate (%)(a)	—	0.61	10.22	0.28		1.44

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Composite Fund						Retirement Income Fund
Years Ended December 31,						Years Ended December 31,
2015	2014	2013	2012		2011	2015	2014	2013	2012	2011
$2.00	$1.87	$1.64	$1.47		$1.50	$1.16	$1.13	$1.07	$1.05	$1.03

0.04	0.04	0.04	0.04		0.04	0.02	0.02	0.02	— (f)	0.03
(0.02)	0.13	0.23	0.13		—	(0.01)	0.05	0.06	0.07	0.02

0.02	0.17	0.27	0.17		0.04	0.01	0.07	0.08	0.07	0.05

(0.04)	(0.04)	(0.04)	—	(f)	(0.07)	(0.02)	(0.02)	— (f)	(0.03)	(0.03)
(0.02)	—	—	—		—	(0.03)	(0.02)	(0.02)	(0.02)	— (f)

(0.06)	(0.04)	(0.04)	—		(0.07)	(0.05)	(0.04)	(0.02)	(0.05)	(0.03)

$1.96	$2.00	$1.87	$1.64		$1.47	$1.12	$1.16	$1.13	$1.07	$1.05

0.80	9.10	16.37	11.65		2.84	0.49	6.50	7.40	7.15	4.72
180	194	186	170		161	63	54	40	31	23
1.93	2.09	2.04	2.17		2.22	2.35	2.21	2.18	(0.03)	3.03
0.53	0.49	0.51	0.55		0.56	0.09	0.05	0.05	0.05	0.05
0.53	0.49	0.51	0.55		0.56	0.05	0.05	0.05	0.05	0.05
13.13	12.31	20.98	25.42		22.69	22.64	17.63	24.01	18.07	23.77

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2010 Retirement Fund
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.09	$1.06	$1.00	$0.97	$0.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.02	0.02	— (f)	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.02)	0.06	0.09	0.09	0.01

Total From Investment Operations	—	0.08	0.11	0.09	0.03

Less: Distributions
From Net Investment Income	(0.02)	(0.02)	— (f)	(0.02)	(0.02)
From Net Realized Gains	(0.06)	(0.03)	(0.05)	(0.04)	— (f)

Total Distributions	(0.08)	(0.05)	(0.05)	(0.06)	(0.02)

Net Asset Value, End of Period	$1.01	$1.09	$1.06	$1.00	$0.97

Total Return (%)	0.40	6.93	11.78	9.69	3.08
Net Assets, End of Period ($ millions)	26	27	24	21	21
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.10	2.06	2.09	(0.03)	2.41
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.12	0.05	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	23.28	20.45	19.60	26.61	21.22

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2015 Retirement Fund						2020 Retirement Fund
Years Ended December 31,						Years Ended December 31,
2015	2014	2013	2012	2011		2015	2014	2013	2012	2011
$1.13	$1.10	$1.00	$0.93	$0.93		$1.18	$1.13	$0.99	$0.90	$0.91

0.02	0.02	0.02	— (f)	0.02		0.02	0.02	0.02	— (f)	0.02
(0.02)	0.06	0.12	0.10	—	(f)	(0.01)	0.06	0.14	0.11	(0.01)

—	0.08	0.14	0.10	0.02		0.01	0.08	0.16	0.11	0.01

(0.02)	(0.02)	— (f)	(0.02)	(0.02)		(0.02)	(0.02)	— (f)	(0.02)	(0.02)
(0.06)	(0.03)	(0.04)	(0.01)	—	(f)	(0.05)	(0.01)	(0.02)	— (f)	— (f)

(0.08)	(0.05)	(0.04)	(0.03)	(0.02)		(0.07)	(0.03)	(0.02)	(0.02)	(0.02)

$1.05	$1.13	$1.10	$1.00	$0.93		$1.12	$1.18	$1.13	$0.99	$0.90

0.27	7.16	14.80	10.59	2.09		0.13	7.36	17.72	11.69	1.55
149	154	138	112	91		364	320	251	169	118
2.07	2.00	2.07	(0.03)	2.53		2.06	1.92	1.85	(0.03)	2.63
0.07	0.05	0.05	0.05	0.05		0.07	0.05	0.05	0.05	0.05
0.07	0.05	0.05	0.05	0.05		0.07	0.05	0.05	0.05	0.05
17.75	16.41	11.83	19.59	8.10		7.76	9.54	3.56	9.89	4.73

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2025 Retirement Fund
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.23	$1.16	$0.98	$0.89	$0.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.02	0.02	— (f)	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.02)	0.08	0.18	0.11	(0.02)

Total From Investment Operations	—	0.10	0.20	0.11	—

Less: Distributions
From Net Investment Income	(0.02)	(0.02)	— (f)	(0.02)	(0.01)
From Net Realized Gains	(0.04)	(0.01)	(0.02)	— (f)	— (f)

Total Distributions	(0.06)	(0.03)	(0.02)	(0.02)	(0.01)

Net Asset Value, End of Period	$1.17	$1.23	$1.16	$0.98	$0.89

Total Return (%)	(0.10)	8.00	21.11	12.90	0.83
Net Assets, End of Period ($ millions)	396	331	257	162	109
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.91	1.75	1.67	(0.04)	2.49
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	0.05	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	4.36	6.00	1.49	8.59	2.52

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2030 Retirement Fund					2035 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$1.27	$1.19	$0.98	$0.88	$0.90	$1.27	$1.20	$0.97	$0.86	$0.88

0.02	0.02	0.02	— (f)	0.02	0.02	0.01	0.01	— (f)	0.01
(0.02)	0.09	0.21	0.12	(0.02)	(0.03)	0.08	0.24	0.13	(0.02)

—	0.11	0.23	0.12	—	(0.01)	0.09	0.25	0.13	(0.01)

(0.02)	(0.02)	— (f)	(0.02)	(0.02)	(0.02)	(0.01)	— (f)	(0.02)	(0.01)
(0.05)	(0.01)	(0.02)	— (f)	— (f)	(0.04)	(0.01)	(0.02)	— (f)	— (f)

(0.07)	(0.03)	(0.02)	(0.02)	(0.02)	(0.06)	(0.02)	(0.02)	(0.02)	(0.01)

$1.20	$1.27	$1.19	$0.98	$0.88	$1.20	$1.27	$1.20	$0.97	$0.86

(0.22)	8.44	23.72	13.69	0.21	(0.37)	8.26	25.92	14.39	(0.63)
328	277	212	133	90	271	230	173	107	69
1.81	1.66	1.60	(0.04)	2.37	1.68	1.52	1.47	(0.04)	2.17
0.07	0.05	0.05	0.05	0.05	0.07	0.05	0.05	0.05	0.05
0.07	0.05	0.05	0.05	0.05	0.07	0.05	0.05	0.05	0.05
4.83	5.52	1.58	7.61	2.66	5.16	4.29	1.76	6.51	2.78

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2040 Retirement Fund
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.26	$1.20	$0.96	$0.85	$0.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.01	0.01	— (f)	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.03)	0.08	0.25	0.13	(0.03)

Total From Investment Operations	(0.01)	0.09	0.26	0.13	(0.02)

Less: Distributions
From Net Investment Income	(0.02)	(0.01)	— (f)	(0.02)	(0.01)
From Net Realized Gains	(0.04)	(0.02)	(0.02)	— (f)	— (f)

Total Distributions	(0.06)	(0.03)	(0.02)	(0.02)	(0.01)

Net Asset Value, End of Period	$1.19	$1.26	$1.20	$0.96	$0.85

Total Return (%)	(0.64)	7.71	27.20	14.63	(1.24)
Net Assets, End of Period ($ millions)	222	189	148	94	62
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.58	1.40	1.39	(0.04)	2.09
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	0.05	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	5.17	4.31	1.37	4.99	2.28

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2045 Retirement Fund					2050 Retirement Fund
Years Ended December 31,					Years Ended December 31,					Period Ended December 31, 2012(e)
2015	2014	2013	2012	2011	2015	2014		2013
$1.26	$1.20	$0.96	$0.85	$0.88	$1.39	$1.30		$1.02		$1.00

0.02	0.01	0.01	— (f)	0.01	0.03	0.01		—	(f)	—	(f)
(0.03)	0.07	0.25	0.13	(0.03)	(0.04)	0.08		0.28		0.02

(0.01)	0.08	0.26	0.13	(0.02)	(0.01)	0.09		0.28		0.02

(0.02)	(0.01)	— (f)	(0.02)	(0.01)	(0.01)	—	(f)	—	(f)	—
(0.04)	(0.01)	(0.02)	— (f)	— (f)	(0.02)	—	(f)	—	(f)	—

(0.06)	(0.02)	(0.02)	(0.02)	(0.01)	(0.03)	—		—		—

$1.19	$1.26	$1.20	$0.96	$0.85	$1.35	$1.39		$1.30		$1.02

(0.69)	7.36	27.68	14.45	(1.45)	(0.73)	7.15		28.17		1.83	(b)
265	232	186	118	76	94	50		20		2
1.55	1.37	1.37	(0.04)	2.09	1.65	1.47		0.54		(0.01	)(b)
0.07	0.05	0.05	0.05	0.05	0.09	0.05		0.05		0.05	(c)
0.07	0.05	0.05	0.05	0.05	0.05	0.05		0.05		0.05	(c)
4.40	3.48	0.93	4.03	1.97	2.67	1.53		1.22		0.76	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.25	$1.22	$1.15	$1.11	$1.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.03	0.03	— (f)	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.01)	0.05	0.05	0.08	0.03

Total From Investment Operations	0.01	0.08	0.08	0.08	0.06

Less: Distributions
From Net Investment Income	(0.03)	(0.03)	— (f)	(0.03)	(0.03)
From Net Realized Gains	(0.03)	(0.02)	(0.01)	(0.01)	— (f)

Total Distributions	(0.06)	(0.05)	(0.01)	(0.04)	(0.03)

Net Asset Value, End of Period	$1.20	$1.25	$1.22	$1.15	$1.11

Total Return (%)	0.44	6.62	7.34	7.44	5.79
Net Assets, End of Period ($ millions)	128	123	98	86	66
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.32	2.31	2.45	0.03	3.40
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.02	—	—	—	—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.02	—	—	—	—
Portfolio Turnover Rate (%)(a)	10.58	17.24	10.16	10.14	12.14

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund					Aggressive Allocation Fund
Years Ended December 31,					Years Ended December 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012		2011
$1.52	$1.45	$1.27	$1.18	$1.16	$1.77	$1.69	$1.38	$1.24		$1.24

0.03	0.03	0.03	— (f)	0.03	0.03	0.03	0.03	—	(f)	0.02
(0.03)	0.09	0.16	0.13	0.02	(0.05)	0.11	0.30	0.17		— (f)

—	0.12	0.19	0.13	0.05	(0.02)	0.14	0.33	0.17		0.02

(0.03)	(0.03)	— (f)	(0.03)	(0.03)	(0.03)	(0.03)	— (f)	(0.03)		(0.02)
(0.08)	(0.02)	(0.01)	(0.01)	— (f)	(0.12)	(0.03)	(0.02)	—	(f)	—

(0.11)	(0.05)	(0.01)	(0.04)	(0.03)	(0.15)	(0.06)	(0.02)	(0.03)		(0.02)

$1.41	$1.52	$1.45	$1.27	$1.18	$1.60	$1.77	$1.69	$1.38		$1.24

0.16	7.71	15.66	10.90	4.19	(0.38)	7.66	24.19	13.41		2.31
316	315	281	225	182	249	255	236	187		158
2.09	1.95	2.09	0.02	2.68	1.81	1.60	1.75	0.01		2.13
0.02	—	—	—	—	0.02	—	—	—		—
0.02	—	—	—	—	0.02	—	—	—		—
8.10	13.87	4.71	8.11	11.21	7.86	19.61	4.93	7.82		7.73

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Years Ended December 31,
	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Period	$1.20		$1.20		$1.20		$1.20		$1.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Total From Investment Operations	—		—		—		—		—

Less: Distributions
From Net Investment Income	—		—		—		—		—
From Net Realized Gains	—		—		—		—		—

Total Distributions	—		—		—		—		—

Net Asset Value, End of Period	$1.20		$1.20		$1.20		$1.20		$1.20

Total Return (%)	(0.11)		(0.14)		(0.16)		(0.17)		(0.17)
Net Assets, End of Period ($ millions)	67		77		84		90		101
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.11)		(0.14)		(0.16)		(0.18)		(0.17)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.26		0.24		0.27		0.30		0.31
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.26		0.24		0.27		0.30		0.31
Portfolio Turnover Rate (%)(a)	NA		NA		NA		NA		NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund						Bond Fund
Years Ended December 31,						Years Ended December 31,
2015	2014	2013	2012		2011	2015	2014	2013	2012		2011
$1.06	$1.05	$1.09	$1.06		$1.03	$1.45	$1.41	$1.47	$1.39		$1.34

0.03	0.03	0.03	0.03		0.03	0.04	0.04	0.05	0.05		0.05
(0.03)	0.02	(0.04)	—	(f)	0.03	(0.03)	0.04	(0.06)	0.03		0.05

—	0.05	(0.01)	0.03		0.06	0.01	0.08	(0.01)	0.08		0.10

(0.03)	(0.03)	(0.03)	—	(f)	(0.03)	(0.05)	(0.04)	(0.05)	—	(f)	(0.05)
— (f)	(0.01)	— (f)	—	(f)	—	— (f)	—	— (f)	—		—

(0.03)	(0.04)	(0.03)	—		(0.03)	(0.05)	(0.04)	(0.05)	—		(0.05)

$1.03	$1.06	$1.05	$1.09		$1.06	$1.41	$1.45	$1.41	$1.47		$1.39

0.61	3.22	(0.55)	3.33		6.34	0.33	6.31	(0.91)	5.79		7.30
452	435	392	387		338	1007	956	804	753		635
2.68	2.57	2.77	2.94		3.02	2.93	3.59	3.35	3.55		3.61
0.46	0.49	0.51	0.55		0.55	0.45	0.48	0.51	0.55		0.55
0.46	0.49	0.51	0.55		0.55	0.45	0.48	0.51	0.55		0.55
19.07	36.56	23.94	14.30		23.69	27.51	15.00	27.41	28.89		30.24

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and its affiliates. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2015, there were 24 active Funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund and 2050 Retirement Fund (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The International Fund and the Retirement Funds (other than the 2050 Retirement Fund) commenced operations on November 5, 2007. The 2050 Retirement Fund commenced operations on October 1, 2012.

Investment Company shares are issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value —The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2015 management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such securities as of December 31, 2015. Fair value inputs for all debt securities were considered Level 2. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2015:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
(See Summary Portfolios or Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$1,777,453,435	—	—	$1,777,453,435
Short-Term Debt Securities	—	$75,276,159	—	$75,276,159

	$1,777,453,435	$75,276,159	—	$1,852,729,594
All America Fund
Common Stock-Indexed	$155,317,754	—	—	$155,317,754
Common Stock-Active	$132,917,793	—	—	$132,917,793
Short-Term Debt Securities-Indexed	—	$4,098,532	—	$4,098,532
Short-Term Debt Securities-Active	—	$1,749,610	—	$1,749,610

	$288,235,547	$5,848,142	—	$294,083,689
Small Cap Value Fund
Common Stock	$362,050,296	—	—	$362,050,296
Short-Term Debt Securities	—	$14,096,697	—	$14,096,697

	$362,050,296	$14,096,697	—	$376,146,993
Small Cap Growth Fund
Common Stock	$391,367,143	—	—	$391,367,143
Short-Term Debt Securities	—	$9,999,000	—	$9,999,000

	$391,367,143	$9,999,000	—	$401,366,143
Mid Cap Value Fund
Common Stock	$76,916,018	—	—	$76,916,018
Short-Term Debt Securities	—	$4,448,388	—	$4,448,388

	$76,916,018	$4,448,388	—	$81,364,406
Mid-Cap Equity Index Fund
Common Stock	$931,484,936	—	—	$931,484,936
Short-Term Debt Securities	—	$44,890,144	—	$44,890,144

	$931,484,936	$44,890,144	—	$976,375,080
International Fund
Common Stock	$304,363,411	—	—	$304,363,411
Short-Term Debt Securities	—	$14,995,012	—	$14,995,012

	$304,363,411	$14,995,012	—	$319,358,423
Composite Fund
Common Stock	$103,238,490	—	—	$103,238,490
U.S. Government Debt	—	$20,321,875	—	$20,321,875
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$21,274,605	—	$21,274,605
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$460,450	—	$460,450
Long-Term Corporate Debt	—	$30,381,369	—	$30,381,369
Short-Term Debt Securities	—	$3,399,237	—	$3,399,237

	$103,238,490	$75,837,536	—	$179,076,026
Retirement Income Fund
Common Stock	$63,476,010	—	—	$63,476,010
2010 Retirement Fund
Common Stock	$25,562,124	—	—	$25,562,124

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
2015 Retirement Fund
Common Stock	$148,762,380	—	—	$148,762,380
2020 Retirement Fund
Common Stock	$363,599,502	—	—	$363,599,502
2025 Retirement Fund
Common Stock	$395,959,613	—	—	$395,959,613
2030 Retirement Fund
Common Stock	$328,048,413	—	—	$328,048,413
2035 Retirement Fund
Common Stock	$271,315,585	—	—	$271,315,585
2040 Retirement Fund
Common Stock	$221,905,108	—	—	$221,905,108
2045 Retirement Fund
Common Stock	$264,551,034	—	—	$264,551,034
2050 Retirement Fund
Common Stock	$93,879,879	—	—	$93,879,879
Conservative Allocation Fund
Common Stock	$127,762,948	—	—	$127,762,948
Moderate Allocation Fund
Common Stock	$316,150,340	—	—	$316,150,340
Aggressive Allocation Fund
Common Stock	$248,722,299	—	—	$248,722,299
Money Market Fund
U.S. Government Debt	—	$6,997,366	—	$6,997,366
U.S. Government Agency Short-Term Debt	—	$30,932,152	—	$30,932,152
Commercial Paper	—	$28,738,430	—	$28,738,430

	—	$66,667,948	—	$66,667,948
Mid-Term Bond Fund
U.S. Government Debt	—	$129,624,073	—	$129,624,073
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$3,871	—	$3,871
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$34,545,358	—	$34,545,358
Long-Term Corporate Debt	—	$284,676,220	—	$284,676,220

	—	$448,849,522	—	$448,849,522
Bond Fund
U.S. Government Debt	—	$82,723,237	—	$82,723,237
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$267,045,255	—	$267,045,255
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$22,214,398	—	$22,214,398
Long-Term Corporate Debt	—	$623,120,272	—	$623,120,272
Sovereign Debt	—	$3,798,327	—	$3,798,327
Short-Term Debt Securities	—	$7,998,133	—	$7,998,133

	—	$1,006,899,622	—	$1,006,899,622
Other Financial Instruments:*

Equity Index Fund	$(178,766)	—	—	$(178,766)
All America Fund	$(32,594)	—	—	$(32,594)
Mid-Cap Equity Index Fund	$(326,927)	—	—	$(326,927)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

During the year ended December 31, 2015, there were no transfers of securities between Level 1, Level 2, or Level 3.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Summary Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2015, the Equity Index Fund, Mid-Cap Equity Index Fund and the All America Fund purchased futures contracts with total principal amounts of $371,215,533, $330,014,798 and $44,755,437, respectively.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund’s time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	30%	40%	5%
2010 Retirement Fund	24%	8%	—	—	3%	25%	35%	5%
2015 Retirement Fund	27%	10%	1%	1%	6%	25%	30%	—
2020 Retirement Fund	31%	12%	2%	2%	8%	25%	20%	—
2025 Retirement Fund	37%	15%	3%	3%	10%	22%	10%	—
2030 Retirement Fund	39%	18%	5%	5%	11%	22%	—	—
2035 Retirement Fund	40%	20%	6%	6%	13%	15%	—	—
2040 Retirement Fund	37%	20%	8%	8%	14%	13%	—	—
2045 Retirement Fund	34%	22%	9%	9%	15%	11%	—	—
2050 Retirement Fund	34%	22%	10%	10%	15%	9%	—	—

Generally, rebalancing of the Retirement Funds’ holdings is performed on a quarterly or other periodic basis and the mix of underlying Funds is reviewed annually.

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Funds’ holdings is performed on a periodic basis.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Change in Target Investments — During the year, the Retirement Funds listed below had changes to their target investments. Overall increases (decreases) to the target percentages were as follows:

	Equity Index Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund	Small Cap Value Fund	International Fund		Bond Fund		Mid-Term Bond Fund	Money Market Fund
2010 Retirement Fund	(1%	)	(1%	)	—	—	—		—		2%	—
2015 Retirement Fund	(1%	)	(1%	)	—	—	—		—		2%	—
2020 Retirement Fund	(2%	)	1%		—	—	(1%	)	—		2%	—
2025 Retirement Fund	—		(1%	)	—	—	—		(1%	)	2%	—
2030 Retirement Fund	(1%	)	1%		—	—	1%		(1%	)	—	—
2035 Retirement Fund	—		—		—	—	1%		(1%	)	—	—
2040 Retirement Fund	2%		(3%	)	—	—	—		1%		—	—
2045 Retirement Fund	(1%	)	1%		—	—	(1%	)	1%		—	—
2050 Retirement Fund	(1%	)	2%		—	—	(2%	)	1%		—	—

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2015, management has evaluated the tax positions taken on the Funds’ tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Each Fund’s federal and state income, franchise and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2015, the Money Market Fund had a capital loss carry forward of $1,442 to offset any future net realized capital gains generated after December 31, 2015.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, International Funds	.075%
Money Market Fund	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Adviser does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds (and the Retirement and International Funds) will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest.

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. The Funds also bore their pro-rata share of the investment management fees charged to each of the underlying funds in which they invest. Through December 31, 2014, they also did not incur operating expenses other than those included in each of the underlying funds in which they invest. Commencing January 1, 2015, the expense allocation methodology was modified such that certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds are now charged directly to those Funds. Effective January 1, 2015, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This agreement remains in effect through April 30, 2016 and continues into successive 12 month periods ending April 30 unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

In the semi-annual report dated June 30, 2015, while total non-advisory operating expenses were properly recorded, these expenses were misclassified within the financial statement captions for the Retirement and Allocation Funds. The Retirement and Allocation Funds only incur shareholder reporting, audit, and legal and compliance expenses. The Funds were not charged for any other expenses.

The semi-annual report dated June 30, 2015 stated that the direct non-advisory operating expenses of the Allocation and Retirement Funds were allocated among the Allocation and Retirement Funds with over $100 million in assets. The statement should have stated $50 million, rather than $100 million, in assets. This had no impact on the Statements of Assets and Liabilities or Statements of Operations.

Subsequent to the semi-annual report, the Funds entered into an agreement with the Adviser whereby the Adviser is reimbursing the Allocation and Retirement Funds with less than $50 million in average daily net assets for the prior calendar year or for Funds commencing operations in the current year, for all of their direct non-advisory operating expenses with an effective date as of January 1, 2015.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2015, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$156,508,929	$44,459,780	$72,582,733	$277,262,814	$13,535,656

Proceeds from sales of investments	$83,396,802	$63,462,640	$70,411,527	$273,000,536	$20,787,760

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Cost of investment purchases	$209,787,209	$64,288,553	$23,937,913	$25,135,535	$6,148,766

Proceeds from sales of investments	$215,711,673	—	$33,976,605	$13,262,979	$6,261,751

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$27,842,820	$86,180,482	$100,629,683	$83,281,416	$70,114,463

Proceeds from sales of investments	$27,435,724	$26,746,180	$15,953,005	$14,695,848	$13,001,182

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Cost of investment purchases	$58,111,128	$60,860,958	$51,589,826	$22,976,686	$40,458,092

Proceeds from sales of investments	$10,696,797	$11,091,356	$1,910,691	$13,472,638	$25,939,849

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$28,247,286	—	$111,968,492	$355,534,039

Proceeds from sales of investments	$20,145,191	—	$85,129,208	$271,549,361

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2015, was $1,466,072,268; net proceeds from sales for the year were $1,476,985,196.

The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2015 for each of the funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$664,114,822	$88,734,412	$87,542,629	$63,328,686	$15,792,046
Unrealized Depreciation	(55,956,781)	(17,538,702)	(22,198,927)	(23,931,196)	(4,974,326)

Net	$608,158,041	$71,195,710	$65,343,702	$39,397,490	$10,817,720

Tax Cost of Investments	$1,244,571,553	$222,887,980	$310,803,291	$361,968,653	$70,546,686

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$239,813,934	$5,597,988	$39,454,277	$639,059	$1,112,062
Unrealized Depreciation	(71,104,808)	(16,627,674)	(6,496,997)	(1,586,356)	(461,116)

Net	$168,709,126	$(11,029,686)	$32,957,280	$(947,297)	$650,946

Tax Cost of Investments	$807,665,954	$330,388,109	$146,118,746	$64,423,307	$24,911,178

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

3.	INVESTMENTS (CONTINUED)

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$9,540,258	$23,971,757	$31,907,224	$29,100,576	$24,368,836
Unrealized Depreciation	(2,341,961)	(4,321,732)	(3,188,962)	(1,964,892)	(1,412,825)

Net	$7,198,297	$19,650,025	$28,718,262	$27,135,684	$22,956,011

Tax Cost of Investments	$141,564,083	$343,949,477	$367,241,351	$300,912,729	$248,359,574

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Unrealized Appreciation	$20,629,049	$27,574,740	$713,653	$5,865,100	$38,956,413
Unrealized Depreciation	(665,001)	(709,415)	(4,205,500)	(3,224,287)	(9,088,943)

Net	$19,964,048	$26,865,325	$(3,491,847)	$2,640,813	$29,867,470

Tax Cost of Investments	$201,941,060	$237,685,709	$97,371,726	$125,122,135	$286,282,870

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$45,400,094	$1,085	$5,344,956	$19,406,594
Unrealized Depreciation	(8,597,452)	0	(7,979,237)	(22,073,924)

Net	$36,802,642	$1,085	$(2,634,281)	$(2,667,330)

Tax Cost of Investments	$211,919,657	$66,666,863	$451,483,803	$1,009,566,952

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for Federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Investments in affiliated investment companies during the year ended December 31, 2015 were as follows:

Affiliated Investment Company	Value as of December 31, 2014	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2015	Dividends	Realized Gain, Distributions
Retirement Income Fund
Bond Fund	$15,966,282	$7,720,458	$80,631	$(683,745)	$(3,475,130)	$19,608,496	$597,968	$30,392
Equity Index Fund	11,634,388	4,896,743	1,179,653	(1,670,853)	(3,337,862)	12,702,069	196,460	437,997
Mid-Cap Equity Index Fund	3,072,080	1,284,537	353,772	(625,599)	(1,112,029)	2,972,761	33,597	185,368
Mid-Term Bond Fund	20,582,191	10,168,225	(90,281)	(472,638)	(4,633,506)	25,553,991	577,783	85,321
Money Market Fund	2,280,374	1,065,572	(2,938)	137	(704,452)	2,638,693	—	—

Total	$53,535,315	$25,135,535	$1,520,837	$(3,452,698)	$(13,262,979)	$63,476,010	$1,405,808	$739,078

2010 Retirement Fund
Bond Fund	$6,484,388	$1,757,380	$71,976	$(282,463)	$(1,338,398)	$6,692,883	$215,004	$10,928
Equity Index Fund	7,170,134	1,369,239	692,512	(950,917)	(1,855,287)	6,425,681	105,030	234,158
International Fund	761,989	147,464	12,828	(37,704)	(166,625)	717,952	19,618	244
Mid-Cap Equity Index Fund	2,613,709	517,930	249,243	(452,631)	(764,835)	2,163,416	25,842	142,581
Mid-Term Bond Fund	8,420,984	2,144,083	7,363	(191,927)	(1,851,040)	8,529,463	203,724	30,084
Money Market Fund	1,106,901	212,670	(1,813)	537	(285,566)	1,032,729	—	—

Total	$26,558,105	$6,148,766	$1,032,109	$(1,915,105)	$(6,261,751)	$25,562,124	$569,218	$417,995

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2014	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2015	Dividends	Realized Gain, Distributions
2015 Retirement Fund
Bond Fund	$36,868,235	$7,315,133	$412,632	$(1,579,418)	$(5,427,639)	$37,588,943	$1,202,399	$61,113
Equity Index Fund	45,636,514	6,538,306	3,682,975	(5,332,129)	(8,341,973)	42,183,693	685,310	1,527,864
International Fund	8,195,471	1,849,481	267,530	(595,290)	(1,302,633)	8,414,559	228,535	2,840
Mid-Cap Equity Index Fund	17,909,677	2,842,873	1,402,956	(2,883,478)	(3,783,859)	15,488,169	184,105	1,015,764
Mid-Term Bond Fund	40,907,794	8,701,927	2,874	(917,489)	(6,413,846)	42,281,260	1,004,595	148,349
Small Cap Growth Fund	2,370,037	333,165	302,094	(447,504)	(1,166,145)	1,391,647	—	175,393
Small Cap Value Fund	2,275,148	261,935	266,261	(389,606)	(999,629)	1,414,109	12,446	91,716

Total	$154,162,876	$27,842,820	$6,337,322	$(12,144,914)	$(27,435,724)	$148,762,380	$3,317,390	$3,023,039

2020 Retirement Fund
Bond Fund	$76,595,533	$21,708,576	$413,796	$(3,163,095)	$(5,029,715)	$90,525,095	$2,731,105	$138,810
Equity Index Fund	111,088,452	26,286,694	4,377,093	(9,151,457)	(9,658,259)	122,942,523	1,891,132	4,216,187
International Fund	25,608,239	7,301,865	282,148	(1,500,844)	(1,665,793)	30,025,615	769,674	9,565
Mid-Cap Equity Index Fund	37,076,791	10,354,183	1,537,925	(5,446,606)	(3,689,945)	39,832,348	445,358	2,457,180
Mid-Term Bond Fund	53,667,054	16,528,685	117,081	(1,517,715)	(3,911,204)	64,883,901	1,445,083	213,396
Small Cap Growth Fund	8,163,343	2,184,186	445,710	(1,483,243)	(1,680,455)	7,629,541	—	908,453
Small Cap Value Fund	7,842,607	1,816,293	261,474	(1,049,086)	(1,110,809)	7,760,479	64,589	475,971

Total	$320,042,019	$86,180,482	$7,435,227	$(23,312,046)	$(26,746,180)	$363,599,502	$7,346,941	$8,419,562

2025 Retirement Fund
Bond Fund	$72,366,762	$22,400,131	$311,330	$(3,018,042)	$(2,301,151)	$89,759,030	$2,653,288	$134,855
Equity Index Fund	129,589,532	35,644,937	3,647,787	(9,392,758)	(7,209,207)	152,280,291	2,286,720	5,098,132
International Fund	28,014,884	10,779,441	393,470	(1,925,513)	(1,035,933)	36,226,349	900,867	11,195
Mid-Cap Equity Index Fund	54,869,811	16,126,715	1,793,793	(7,797,711)	(3,174,159)	61,818,449	680,350	3,753,708
Mid-Term Bond Fund	22,979,721	8,479,258	40,812	(674,358)	(991,738)	29,833,695	638,624	94,306
Small Cap Growth Fund	11,866,950	3,799,207	345,800	(2,172,264)	(930,037)	12,909,656	—	1,507,849
Small Cap Value Fund	11,403,387	3,399,994	111,529	(1,471,987)	(310,780)	13,132,143	107,239	790,270

Total	$331,091,047	$100,629,683	$6,644,521	$(26,452,633)	$(15,953,005)	$395,959,613	$7,267,088	$11,390,315

2030 Retirement Fund
Bond Fund	$60,405,219	$18,794,657	$279,248	$(2,520,691)	$(2,390,849)	$74,567,584	$2,199,984	$111,815
Equity Index Fund	116,004,414	31,332,470	3,210,681	(8,277,276)	(5,943,200)	136,327,089	2,045,689	4,560,763
International Fund	23,911,458	8,922,309	426,380	(1,639,904)	(1,178,152)	30,442,091	750,227	9,323
Mid-Cap Equity Index Fund	48,543,406	15,063,329	1,487,604	(6,790,161)	(3,080,561)	55,223,617	601,882	3,320,775
Small Cap Growth Fund	14,375,702	4,949,184	672,912	(2,836,760)	(1,551,898)	15,609,140	—	1,802,983
Small Cap Value Fund	13,819,971	4,219,467	230,300	(1,839,658)	(551,188)	15,878,892	128,240	945,028

Total	$277,060,170	$83,281,416	$6,307,125	$(23,904,450)	$(14,695,848)	$328,048,413	$5,726,022	$10,750,687

2035 Retirement Fund
Bond Fund	$34,287,171	$11,467,912	$157,193	$(1,463,918)	$(1,394,350)	$43,054,008	$1,270,953	$64,597
Equity Index Fund	96,314,085	26,313,969	2,826,696	(7,094,844)	(4,863,529)	113,496,377	1,699,465	3,788,874
International Fund	23,917,152	9,021,283	422,804	(1,670,092)	(1,171,533)	30,519,614	752,882	9,356
Mid-Cap Equity Index Fund	47,238,976	14,174,722	1,746,528	(6,808,409)	(3,494,399)	52,857,418	577,217	3,184,690
Small Cap Growth Fund	14,327,165	4,919,780	700,639	(2,859,347)	(1,527,539)	15,560,698	—	1,795,935
Small Cap Value Fund	13,769,081	4,216,797	236,411	(1,844,987)	(549,832)	15,827,470	127,742	941,362

Total	$229,853,630	$70,114,463	$6,090,271	$(21,741,597)	$(13,001,182)	$271,315,585	$4,428,259	$9,784,814

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2014	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2015	Dividends	Realized Gain, Distributions
2040 Retirement Fund
Bond Fund	$20,723,371	$7,786,584	$109,865	$(924,725)	$(939,842)	$26,755,253	$785,555	$39,926
Equity Index Fund	69,509,433	19,501,477	2,008,312	(5,133,465)	(3,495,862)	82,389,895	1,234,526	2,752,313
International Fund	23,002,281	8,424,263	380,332	(1,607,892)	(1,032,435)	29,166,549	726,954	9,034
Mid-Cap Equity Index Fund	44,567,064	12,390,713	1,431,209	(6,208,484)	(3,002,509)	49,177,993	543,489	2,998,603
Small Cap Growth Fund	15,709,453	5,380,951	892,901	(3,289,191)	(1,636,186)	17,057,928	—	1,977,446
Small Cap Value Fund	15,099,054	4,627,140	335,239	(2,113,980)	(589,963)	17,357,490	140,658	1,036,546

Total	$188,610,656	$58,111,128	$5,157,858	$(19,277,737)	$(10,696,797)	$221,905,108	$3,431,182	$8,813,868

2045 Retirement Fund
Bond Fund	$20,903,102	$7,023,277	$105,989	$(924,109)	$(720,401)	$26,387,858	$790,686	$40,187
Equity Index Fund	85,817,347	19,039,673	2,043,490	(5,819,536)	(3,476,189)	97,604,785	1,497,502	3,338,607
International Fund	32,381,312	9,987,406	405,550	(2,088,752)	(1,009,037)	39,676,479	1,013,093	12,590
Mid-Cap Equity Index Fund	50,284,552	12,974,940	1,894,891	(7,248,724)	(3,221,460)	54,684,199	610,615	3,368,955
Small Cap Growth Fund	21,788,163	6,438,046	1,020,048	(4,282,228)	(2,065,617)	22,898,412	—	2,709,647
Small Cap Value Fund	20,932,146	5,397,616	280,150	(2,711,959)	(598,652)	23,299,301	192,698	1,420,041

Total	$232,106,622	$60,860,958	$5,750,118	$(23,075,308)	$(11,091,356)	$264,551,034	$4,104,594	$10,890,027

2050 Retirement Fund
Bond Fund	$3,745,522	$4,243,948	$(384)	$(219,680)	$(173,810)	$7,595,596	$192,600	$9,789
Equity Index Fund	18,326,092	17,465,296	143,371	(1,334,548)	(465,948)	34,134,263	455,045	1,014,497
International Fund	7,696,675	8,011,925	31,342	(740,514)	(208,367)	14,791,061	329,243	4,092
Mid-Cap Equity Index Fund	10,148,171	11,119,253	111,038	(1,906,747)	(412,401)	19,059,314	181,162	999,527
Small Cap Growth Fund	5,237,733	5,560,055	121,922	(1,359,159)	(501,020)	9,059,531	—	921,439
Small Cap Value Fund	5,056,821	5,189,349	27,654	(884,565)	(149,145)	9,240,114	65,804	484,929

Total	$50,211,014	$51,589,826	$434,943	$(6,445,213)	$(1,910,691)	$93,879,879	$1,223,854	$3,434,273

Conservative Allocation Fund
Bond Fund	$36,389,697	$6,481,855	$286,697	$(1,442,651)	$(3,463,209)	$38,252,389	$1,201,173	$61,050
Equity Index Fund	32,446,155	5,742,953	1,722,372	(3,031,920)	(4,456,919)	32,422,641	517,582	1,153,925
International Fund	5,500,281	1,477,786	(49,950)	(184,518)	(577,201)	6,166,398	164,291	2,042
Mid-Cap Equity Index Fund	6,353,030	1,277,541	17,156	(627,142)	(934,898)	6,085,687	71,080	392,171
Mid-Term Bond Fund	41,833,962	7,996,551	(73,866)	(880,403)	(4,040,411)	44,835,833	1,044,707	154,272

Total	$122,523,125	$22,976,686	$1,902,409	$(6,166,634)	$(13,472,638)	$127,762,948	$2,998,833	$1,763,460

Moderate Allocation Fund
Bond Fund	$77,121,305	$9,306,741	$828,610	$(3,217,396)	$(4,769,534)	$79,269,726	$2,500,460	$127,087
Equity Index Fund	116,126,635	12,684,257	6,745,692	(11,252,838)	(11,338,259)	112,965,487	1,810,690	4,036,845
International Fund	27,800,033	5,949,744	(145,038)	(995,877)	(1,907,814)	30,701,048	821,324	10,207
Mid-Cap Equity Index Fund	48,614,754	6,402,631	2,547,423	(7,076,235)	(5,062,522)	45,426,051	532,828	2,939,780
Mid-Term Bond Fund	45,545,453	6,114,719	111,989	(1,122,413)	(2,861,720)	47,788,028	1,118,497	165,169

Total	$315,208,180	$40,458,092	$10,088,676	$(23,664,759)	$(25,939,849)	$316,150,340	$6,783,799	$7,279,088

Aggressive Allocation Fund
Bond Fund	$49,577,494	$5,128,202	$461,099	$(1,982,326)	$(2,845,354)	$50,339,115	$1,597,309	$81,184
Equity Index Fund	93,420,201	7,792,403	4,386,651	(7,919,388)	(7,940,139)	89,739,728	1,446,602	3,225,127
International Fund	33,457,170	6,586,187	(141,589)	(1,183,973)	(2,134,016)	36,583,779	984,565	12,235
Mid-Cap Equity Index Fund	52,115,303	5,482,354	2,369,228	(7,150,381)	(4,721,153)	48,095,351	567,582	3,131,529
Small Cap Growth Fund	13,448,275	1,929,632	702,435	(2,418,501)	(1,785,244)	11,876,597	—	1,483,822
Small Cap Value Fund	12,781,759	1,328,508	240,090	(1,543,343)	(719,285)	12,087,729	105,469	777,228

Total	$254,800,202	$28,247,286	$8,017,914	$(22,197,912)	$(20,145,191)	$248,722,299	$4,701,527	$8,711,125

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. On February 26, 2015, the Board of Directors of the Investment Company increased the number of authorized shares from seven and a half billion to eight and a quarter billion. Also on February 26, 2015 and November 12, 2015, the Board of Directors changed the number of authorized shares as indicated by the following table. As a result of these actions, there remained 510,000,000 unallocated shares as of December 31, 2015.

	Authorized No. of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
Equity Index Fund	700,000,000	—	700,000,000
All America Fund	200,000,000	—	200,000,000
Small Cap Value Fund	325,000,000	—	325,000,000
Small Cap Growth Fund	395,000,000	—	395,000,000
Mid Cap Value Fund	100,000,000	—	100,000,000
Mid-Cap Equity Index Fund	600,000,000	—	600,000,000
International Fund	425,000,000	100,000,000	525,000,000
Composite Fund	150,000,000	—	150,000,000
Retirement Income Fund	70,000,000	10,000,000	80,000,000
2010 Retirement Fund	50,000,000	—	50,000,000
2015 Retirement Fund	200,000,000	—	200,000,000
2020 Retirement Fund	350,000,000	75,000,000	425,000,000
2025 Retirement Fund	375,000,000	50,000,000	425,000,000
2030 Retirement Fund	290,000,000	75,000,000	365,000,000
2035 Retirement Fund	245,000,000	50,000,000	295,000,000
2040 Retirement Fund	200,000,000	25,000,000	225,000,000
2045 Retirement Fund	250,000,000	25,000,000	275,000,000
2050 Retirement Fund	100,000,000	10,000,000	110,000,000
2055 Retirement Fund**	—	100,000,000	100,000,000
Conservative Allocation Fund	125,000,000	25,000,000	150,000,000
Moderate Allocation Fund	250,000,000	5,000,000	255,000,000
Aggressive Allocation Fund	200,000,000	—	200,000,000
Money Market Fund	125,000,000	—	125,000,000
Mid-Term Bond Fund	500,000,000	40,000,000	540,000,000
Bond Fund	750,000,000	175,000,000	925,000,000

Sub-Total	6,975,000,000	765,000,000	7,740,000,000
Shares to be allocated at the discretion of the Board of Directors	525,000,000	(15,000,000)	510,000,000

Total	7,500,000,000	750,000,000	8,250,000,000

**	Fund to commence operations on, or after, July 1, 2016.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

On September 9, 2015, required distributions of net investment income and, as applicable, net realized gains relating to 2014 were declared and paid for all applicable funds in accordance with Internal Revenue Section 855(a). No such distributions were required for the Money Market Fund.

The Funds of Mutual of America Investment Corporation intend to declare and pay their respective tax year 2015 investment company taxable income and capital gains in 2016 in accordance with Internal Revenue Section 855(a).

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2015 and 2014 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2015 and 2014 was as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Ordinary Income (a)
2015	$31,336,864	$4,193,905	$3,251,696	$0	$1,088,832
2014	$30,196,225	$6,490,290	$4,756,094	$2,993,761	$1,405,694
Long-Term Capital Gains
2015	$62,926,435	$19,549,735	$23,962,528	$50,286,630	$5,005,567
2014	$14,610,030	$20,996,554	$36,455,404	$28,523,609	$4,649,738

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Ordinary Income (a)
2015	$16,367,543	$8,147,328	$3,937,658	$1,043,642	$553,391
2014	$15,510,466	$3,900,803	$3,641,558	$746,239	$478,710
Long-Term Capital Gains
2015	$57,543,286	$85,784	$1,373,297	$1,507,057	$1,342,011
2014	$34,889,866	$825,732	$0	$853,955	$653,628

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Ordinary Income (a)
2015	$3,145,220	$5,971,939	$5,804,497	$4,662,610	$3,637,561
2014	$2,616,090	$3,853,531	$3,459,110	$2,762,712	$2,061,376
Long-Term Capital Gains
2015	$8,330,888	$14,219,639	$12,670,849	$11,054,574	$8,709,705
2014	$3,478,425	$3,571,569	$2,819,455	$2,549,750	$2,255,109

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Ordinary Income (a)
2015	$2,857,782	$3,540,101	$592,908	$2,610,734	$6,538,841
2014	$1,709,321	$2,118,365	$55,752	$2,273,586	$5,452,659
Long-Term Capital Gains
2015	$7,858,679	$9,449,171	$1,150,118	$3,798,820	$15,610,732
2014	$2,115,297	$2,510,179	$60,082	$1,664,925	$3,993,394

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2015	$4,687,286	$0	$10,648,630	$31,972,350
2014	$3,819,966	$0	$10,843,710	$26,340,172
Long-Term Capital Gains
2015	$16,862,766	$0	$1,509,725	$1,135,284
2014	$3,901,158	$0	$1,988,761	$0

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Undistributed net income and gains (losses) — As of December 31, 2015, undistributed net income and undistributed accumulated gain (loss) for Federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$35,978,119	$3,974,817	$4,084,760	$0	$1,149,851
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$48,324,616	$17,345,770	$5,722,392	$39,757,226	$4,934,786
Net unrealized appreciation (depreciation) of investments and futures contracts	$608,158,041	$71,195,710	$65,343,702	$39,397,490	$10,817,720

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$13,506,293	$7,642,938	$3,866,227	$1,417,706	$579,461
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$71,491,139	$0	$10,226,794	$2,334,883	$1,449,607
Net unrealized appreciation (depreciation) of investments and futures contracts	$168,709,126	$(11,029,686)	$32,957,280	$(947,297)	$650,946

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$3,360,637	$7,495,794	$7,530,298	$5,967,073	$4,653,592
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$8,962,011	$15,116,286	$17,294,855	$16,440,817	$15,229,224
Net unrealized appreciation (depreciation) of investments and futures contracts	$7,198,297	$19,650,025	$28,718,262	$27,135,684	$22,956,011

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$3,629,694	$4,323,009	$1,305,214	$3,087,144	$7,137,035
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$13,528,794	$16,121,366	$3,752,852	$3,635,717	$15,163,067
Net unrealized appreciation (depreciation) of investments and futures contracts	$19,964,048	$26,865,325	$(3,491,847)	$2,640,813	$29,867,470

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$5,034,614	$0	$12,142,285	$29,240,973
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$16,077,517	$(1,442)	$679,842	$1,620,584
Net unrealized appreciation (depreciation) of investments and futures contracts	$36,802,642	$1,085	$(2,634,281)	$(2,667,330)

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Reclassifications — The Funds make adjustments to the components of net assets for book to tax differences that are considered permanent in nature. For the year ended December 31, 2015, the Funds reclassified amounts primarily relating to differences in the book to tax treatment of partnership investments, REITs, net operating losses, corporate actions and the character of distributions. Each Fund’s net assets are not affected by these reclassifications.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

During the year ended December 31, 2015, each Fund reclassified the following book to tax differences [increases (decreases)]:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$(437,203)	$(16,212)	$321,574	$496,788	$(175,554)
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$437,203	$16,212	$(321,574)	$(296,187)	$175,554

Paid in capital	$0	$0	$0	$(200,601)	$0

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$(1,329,019)	$0	$(7,572)	$41,179	$23,454
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$1,329,019	$0	$7,572	$(41,179)	$(23,454)

Paid in capital	$0	$0	$0	$0	$0

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$155,444	$385,896	$514,105	$451,299	$401,147
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(155,444)	$(385,896)	$(514,105)	$(451,299)	$(401,147)

Paid in capital	$0	$0	$0	$0	$0

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$344,750	$394,472	$117,259	$93,069	$413,746
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(344,750)	$(394,472)	$(117,259)	$(93,069)	$(413,746)

Paid in capital	$0	$0	$0	$0	$0

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$383,529	$80,292	$0	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(383,529)	$0	$0	$0

Paid in capital	$0	$(80,292)	$0	$0

6.	SUBSEQUENT EVENTS

On November 12, 2015, the Board of Directors on the Investment Company authorized 100 million shares for the use of a new 2055 Retirement Fund, which is expected to commence operations on, or after, July 1, 2016. As a result of these actions, there remained 510 million unallocated shares on that date.

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

of Mutual of America Investment Corporation:

We have audited the accompanying statement of assets and liabilities of Mutual of America Investment Corporation, comprising the Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Mid-Term Bond Fund and Bond Fund (collectively, the “Funds”), including the portfolios of investments in securities for the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, International Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund and 2050 Retirement Fund, and the summary portfolios of investments in securities for each of the remaining Funds as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Mutual of America Investment Corporation as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Directors and Officers — Unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, NewYork 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Roth serves as director of one other investment company advised by or affiliated with the Adviser, Mutual of America Institutional Funds, Inc.

The Investment Company’s Statement of Additional Information (“SAI”), filed with the Securities and Exchange Commission, contains additional information about the Investment Company’s Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Carolyn N. Dolan, age 68	Since April 2011	Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Trustee, Fordham University; Mutual of America Institutional Funds, Inc.

LaSalle D. Leffall, III, age 52	Since April 2011	President and Founder, LDL Financial, LLC	Director, Federal Home Loan Bank of Atlanta; Mutual of America Institutional Funds, Inc.

John W. Sibal, age 63	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Chairman and Director, New Orleans Recreation Development Foundation; Commissioner, New Orleans Recreation Development Commission; Treasurer and Director, Friends of NORD, Inc.; Mutual of America Institutional Funds, Inc.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Margaret M. Smyth, age 52	Since February 2007	U.S. Chief Financial Officer, National Grid; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company; prior thereto Vice President, Controller, United Technologies Company; prior thereto Vice President and Chief Accounting Officer, 3M Company	Director, Vonage Holdings; Director, Concern Worldwide, USA; Director, BritishAmerican Business Association; Trustees Fellow, Fordham University; Mutual of America Institutional Funds, Inc.

Patrick J. Waide, Jr., age 78	Since December 2003	Certified Public Accountant	Trustee, John Simon Guggenheim Memorial Foundation; Emeritus Director, National Catholic Reporter; Mutual of America Institutional Funds, Inc.

William E. Whiston, age 61	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Sterling National Bank; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary; Mutual of America Institutional Funds, Inc.
Interested Director
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

James J. Roth, Chairman, President and Chief Executive Officer, age 66	Since August 2015	Senior Executive Vice President and General Counsel, Mutual of America Life Insurance Company since March 2013; prior thereto Executive Vice President and General Counsel, Mutual of America Life Insurance Company since April 2009; Senior Executive Vice President and General Counsel, Mutual of America Capital Management LLC, Mutual of America Securities LLC.; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	Mutual of America Life Insurance Company; Mutual of America Institutional Funds, Inc.; Mutual of America Holding Company LLC; Mutual of America Foundation

Mr. Roth is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Chris W. Festog, Executive Vice President, Chief Financial Officer and Treasurer, age 54	Since April 2013	Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company and Mutual of America Holding Company LLC since March 2015; prior thereto Executive Vice President and Deputy Treasurer, Mutual of America Life Insurance Company; Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	Director, Mutual of America Holding Company LLC; Mutual of America Securities LLC.

Scott H. Rothstein, Executive Vice President, Deputy General Counsel and Corporate Secretary, age 50	Since April 2013	Executive Vice President and Deputy General Counsel, Mutual of America Life Insurance Company, since January 2009; Executive Vice President, Deputy General Counsel and Corporate Secretary, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc., since April 2013	None

Kathryn Lu, Executive Vice President and Chief Compliance Officer, age 55	Since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Chief Compliance Officer, Mutual of America Life Insurance; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

John Corrigan, Executive Vice President and Internal Auditor, age 56	Since February 2008	Executive Vice President and Internal Auditor, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Internal Auditor, Mutual of America; Executive Vice President and Internal Auditor, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Christopher M. Miseo, Senior Vice President and Chief Accounting Officer, age 59	Since March 2013	Senior Vice President and Director of Accounting and Financial Reporting, Mutual of America Life Insurance Company	None

Quarterly Portfolio Schedules

Included in this Annual Report are summary schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of December 31, 2015. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn Lu

Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the International, Mid-Term Bond and Bond Funds do not qualify for the corporate dividends received deduction. The Money Market Fund did not distribute any dividends during 2015. The following are the percentages of the ordinary dividends distributed in 2015 by the other Investment Corporation Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Equity Index Fund
Ordinary dividend qualifying percentage	97.87%	100%	100%	0%	62.59%

	Mid Cap Value Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Ordinary dividend qualifying percentage	100%	50.91%	16.79%	23.02%	26.95%

	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund
Ordinary dividend qualifying percentage	33.07%	42.00%	48.16%	53.57%	55.50%

	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage	57.12%	58.58%	19.11%	32.71%	44.86%

Important tax information: The following amounts of 2015 Investment Corporation Fund long-term capital gains (if any) have been designated as capital gains dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Equity Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$62,926,435	$19,549,735	$23,962,528	$50,286,630	$57,543,286

	Mid Cap Value Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$5,005,567	$85,784	$1,373,297	$1,507,057	$1,342,011

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$8,330,888	$14,219,639	$12,670,849	$11,054,574	$8,709,705

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Dividends qualifying for reduced long-term capital gains tax rate	$7,858,679	$9,449,171	$1,150,118	$3,798,820	$15,610,732

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$16,862,766	$0	$1,509,725	$1,135,284

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE

NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

You can receive these and other important documents electronically. Sign up for eDocuments and we’ll waive the monthly participant charge. Find out more at mutualofamerica.com or call 15-800-468-3785.

M100-MOA

ITEM 2.	CODE OF ETHICS.

Mutual of America Investment Corporation has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics consists of two sections. The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1. Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements. Section A was amended during the period covered by this report. These amendments were made to: (1) enhance the efficiency of the Code of Ethics by revising provisions that unnecessarily increased certain administrative burdens without advancing the overall goals of the Code of Ethics; (2) enhance and clarify certain provisions so that, overall, the Code of Ethics would operate and be administered more effectively; and (3) further serve the Code of Ethics’ objective of acting in the best interests of the Corporation’s shareholders at all times.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002. It applies specifically to the Corporation’s principal executive and financial officers. There have been no amendments to Section B during the period covered by this report.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply. Section A applies to all individuals while Section B applies to the individuals designated in Section B. Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a)	(2) The audit committee financial expert is Margaret M. Smyth. She is a Certified Public Accountant and has been U.S. Chief Financial Officer at National Grid since 2014. Her experience also includes previously held senior finance positions at Con Edison, Hamilton Sunstrand and United Technologies, and was a partner at Deloitte Touche and Arthur Andersen. Ms. Smyth is considered an independent director.

(a)	(3) Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Aggregate Audit Fees:

2015: $466,511

2014: $442,254

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) Schedule I – Portfolios of Investments in Securities follows:

MUTUAL OF AMERICA INVESTMENT CORPORATION - EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.4%)
Advance Auto Parts, Inc.	7,334	1,103,840
Amazon.com, Inc.*	38,174	25,801,425
AutoNation, Inc.*	7,477	446,078
AutoZone, Inc.*	3,032	2,249,471
Bed Bath & Beyond, Inc.*	16,430	792,748
Best Buy Co., Inc.	29,618	901,868
BorgWarner, Inc.	22,479	971,767
Cablevision Systems Corp. Cl A	22,015	702,279
CarMax, Inc.*	20,201	1,090,248
Carnival Corp.	45,771	2,493,604
CBS Corp. Cl B	42,874	2,020,652
Chipotle Mexican Grill, Inc.*	3,095	1,485,136
Coach, Inc.	27,302	893,594
Comcast Corp. Cl A	243,244	13,726,259
D.R. Horton, Inc.	32,230	1,032,327
Darden Restaurants, Inc.	11,533	733,960
Delphi Automotive PLC	27,898	2,391,696
Discovery Communications, Inc. Cl A*	14,861	396,491
Discovery Communications, Inc. Cl C*	25,316	638,470
Disney (Walt) Co.	150,274	15,790,792
Dollar General Corp.	28,822	2,071,437
Dollar Tree, Inc.*	23,297	1,798,994
Expedia, Inc.	11,717	1,456,423
Ford Motor Co.	387,147	5,454,901
Fossil Group, Inc.*	3,867	141,378
GameStop Corp. Cl A	10,493	294,224
Gap, Inc.	22,576	557,627
Garmin Ltd.	11,984	445,445
General Motors Co.	140,551	4,780,140
Genuine Parts Co.	14,969	1,285,687
Goodyear Tire & Rubber Co.	26,940	880,130
H&R Block, Inc.	23,600	786,116
Hanesbrands, Inc.	38,645	1,137,322
Harley-Davidson, Inc.	18,955	860,367
Harman Int’l. Industries, Inc.	7,068	665,876
Hasbro, Inc.	11,142	750,525
Home Depot, Inc.	125,810	16,638,373
Interpublic Group of Cos., Inc.	40,701	947,519
Johnson Controls, Inc.	64,474	2,546,078
Kohl’s Corp.	18,997	904,827
L Brands, Inc.	25,202	2,414,856
Leggett & Platt, Inc.	13,518	568,026
Lennar Corp. Cl A	17,779	869,571
Lowe’s Cos., Inc.	90,988	6,918,728
Macy’s, Inc.	31,199	1,091,341
Marriott International, Inc. Cl A	19,220	1,288,509
Mattel, Inc.	33,391	907,233
McDonald’s Corp.	91,007	10,751,567
Michael Kors Hldgs. Ltd.*	18,252	731,175
Mohawk Industries, Inc.*	6,278	1,188,990
Netflix, Inc.*	42,507	4,861,951
Newell Rubbermaid, Inc.	26,653	1,174,864
News Corp. Cl A	37,242	497,553
News Corp. Cl B	10,320	144,067
NIKE, Inc. Cl B	133,888	8,368,000
Nordstrom, Inc.	13,512	673,033

O’Reilly Automotive, Inc.*	9,787	2,480,222
Omnicom Group, Inc.	23,998	1,815,689
Priceline Group Inc.*	4,936	6,293,153
PulteGroup, Inc.	31,335	558,390
PVH Corp.	8,177	602,236
Ralph Lauren Corp.	5,894	657,063
Ross Stores, Inc.	40,193	2,162,785
Royal Caribbean Cruises Ltd.	16,957	1,716,218
Scripps Networks Interactive, Inc. Cl A	9,408	519,416
Signet Jewelers Ltd.	7,827	968,122
Staples, Inc.	65,187	617,321
Starbucks Corp.	147,494	8,854,065
Starwood Hotels & Resorts	16,823	1,165,497
Target Corp.	61,114	4,437,488
TEGNA, Inc.	22,139	564,987
Tiffany & Co.	11,155	851,015
Time Warner Cable, Inc.	28,114	5,217,677
Time Warner, Inc.	79,260	5,125,744
TJX Cos., Inc.	66,259	4,698,426
Tractor Supply Co.	13,299	1,137,065
TripAdvisor, Inc.*	11,282	961,791
Twenty-First Century Fox, Inc. Cl A	115,803	3,145,209
Twenty-First Century Fox, Inc. Cl B	42,385	1,154,144
Under Armour, Inc. Cl A*	17,819	1,436,390
Urban Outfitters, Inc.*	8,393	190,941
V.F. Corp.	33,686	2,096,954
Viacom, Inc. Cl B	34,294	1,411,541
Whirlpool Corp.	7,747	1,137,802
Wyndham Worldwide Corp.	11,562	839,979
Wynn Resorts Ltd.	8,009	554,143
Yum! Brands, Inc.	42,753	3,123,107

		229,010,138

CONSUMER STAPLES (9.6%)
Altria Group, Inc.	194,394	11,315,675
Archer-Daniels-Midland Co.	58,795	2,156,601
Brown-Forman Corp. Cl B	10,111	1,003,820
Campbell Soup Co.	17,788	934,759
Church & Dwight Co., Inc.	13,047	1,107,429
Clorox Co.	12,717	1,612,897
Coca-Cola Co.	388,170	16,675,783
Coca-Cola Enterprises, Inc.	20,904	1,029,313
Colgate-Palmolive Co.	89,100	5,935,842
ConAgra Foods, Inc.	43,007	1,813,175
Constellation Brands, Inc. Cl A	17,147	2,442,419
Costco Wholesale Corp.	43,396	7,008,454
CVS Health Corp.	109,700	10,725,369
Dr. Pepper Snapple Group, Inc.	18,771	1,749,457
Estee Lauder Cos., Inc. Cl A	22,009	1,938,113
General Mills, Inc.	59,203	3,413,645
Hershey Co.	14,253	1,272,365
Hormel Foods Corp.	13,332	1,054,295
J.M. Smucker Co.	11,929	1,471,323
Kellogg Co.	25,404	1,835,947
Keurig Green Mountain, Inc.	11,440	1,029,371
Kimberly-Clark Corp.	36,105	4,596,167
Kraft Heinz Co.	58,900	4,285,564
Kroger Co.	96,556	4,038,937
McCormick & Co., Inc.	11,463	980,774
Mead Johnson Nutrition Co.	19,588	1,546,473
Molson Coors Brewing Co. Cl B	15,653	1,470,130
Mondelez International, Inc. Cl A	157,250	7,051,090
Monster Beverage Corp.*	14,892	2,218,312
PepsiCo, Inc.	144,715	14,459,923
Philip Morris Int’l., Inc.	153,705	13,512,207
Proctor & Gamble Co.	269,796	21,424,500

Reynolds American, Inc.	82,432	3,804,237
Sysco Corp.	52,064	2,134,624
Tyson Foods, Inc. Cl A	29,463	1,571,262
Wal-Mart Stores, Inc.	155,659	9,541,897
Walgreens Boots Alliance, Inc.	86,182	7,338,828
Whole Foods Market, Inc.	33,906	1,135,851

		178,636,828

ENERGY (6.3%)
Anadarko Petroleum Corp.	50,602	2,458,245
Apache Corp.	37,626	1,673,228
Baker Hughes, Inc.	43,113	1,989,665
Cabot Oil & Gas Corp.	40,856	722,743
Cameron International Corp.*	19,043	1,203,518
Chesapeake Energy Corp.	49,919	224,636
Chevron Corp.	188,034	16,915,539
Cimarex Energy Co.	9,474	846,786
Columbia Pipeline Group, Inc.	38,825	776,500
ConocoPhillips	123,347	5,759,071
CONSOL Energy, Inc.	22,299	176,162
Devon Energy Corp.	38,572	1,234,304
Diamond Offshore Drilling, Inc.	6,065	127,972
Ensco PLC Cl A	23,388	359,941
EOG Resources, Inc.	54,800	3,879,292
EQT Corp.	15,356	800,508
Exxon Mobil Corp.	413,861	32,260,465
FMC Technologies, Inc.*	22,853	662,966
Halliburton Co.	85,068	2,895,715
Helmerich & Payne, Inc.	10,772	576,841
Hess Corp.	24,259	1,176,076
Kinder Morgan, Inc.	183,114	2,732,061
Marathon Oil Corp.	67,643	851,625
Marathon Petroleum Corp.	52,945	2,744,669
Murphy Oil Corp.	16,196	363,600
National Oilwell Varco, Inc.	37,293	1,248,943
Newfield Exploration Co.*	15,970	519,983
Noble Energy, Inc.	42,614	1,403,279
Occidental Petroleum Corp.	75,759	5,122,066
ONEOK, Inc.	21,115	520,696
Phillips 66	47,172	3,858,670
Pioneer Natural Resources Co.	14,977	1,877,816
Range Resources Corp.	17,245	424,399
Schlumberger Ltd.	125,508	8,754,183
Southwestern Energy Co.*	38,080	270,749
Spectra Energy Corp.	66,529	1,592,704
Tesoro Corp.	12,003	1,264,756
Transocean Ltd.	34,530	427,481
Valero Energy Corp.	47,719	3,374,210
Williams Cos., Inc.	68,616	1,763,431

		115,835,494

FINANCIALS (15.8%)
Affiliated Managers Group, Inc.*	5,357	855,834
Aflac, Inc.	42,476	2,544,312
Allstate Corp.	38,442	2,386,864
American Express Co.	83,217	5,787,742
American Int’l. Group, Inc.	122,479	7,590,024
American Tower Corp.	41,913	4,063,465
Ameriprise Financial, Inc.	17,357	1,847,132
Aon PLC	27,316	2,518,808
Apartment Investment & Management Co. Cl A	15,474	619,424
Assurant, Inc.	6,423	517,308
AvalonBay Communities, Inc.	13,527	2,490,727
Bank of America Corp.	1,033,813	17,399,073
Bank of New York Mellon Corp.	108,370	4,467,011
BB&T Corp.	77,487	2,929,783
Berkshire Hathaway, Inc. Cl B*	186,186	24,583,999

BlackRock, Inc.	12,535	4,268,418
Boston Properties, Inc.	15,210	1,939,883
Capital One Financial Corp.	52,774	3,809,227
CBRE Group, Inc.*	28,615	989,507
Charles Schwab Corp.	119,210	3,925,585
Chubb Corp.	22,590	2,996,338
Chubb Ltd.	32,236	3,766,777
Cincinnati Financial Corp.	14,697	869,621
Citigroup, Inc.	295,239	15,278,618
CME Group, Inc.	33,469	3,032,291
Comerica, Inc.	17,559	734,493
Crown Castle Int’l. Corp.	33,038	2,856,135
Discover Financial Svcs.	42,350	2,270,807
E*Trade Financial Corp.*	29,123	863,206
Equinix, Inc.	6,115	1,849,176
Equity Residential	36,198	2,953,395
Essex Property Trust, Inc.	6,504	1,557,123
Fifth Third Bancorp	78,500	1,577,850
Franklin Resources, Inc.	37,590	1,384,064
General Growth Pptys., Inc.	58,033	1,579,078
Goldman Sachs Group, Inc.	39,375	7,096,556
Hartford Financial Svcs. Group, Inc.	40,593	1,764,172
HCP, Inc.	46,122	1,763,705
Host Hotels & Resorts, Inc.	74,175	1,137,844
Huntington Bancshares, Inc.	78,674	870,134
Intercontinental Exchange, Inc.	11,723	3,004,136
Invesco Ltd.	42,182	1,412,253
Iron Mountain, Inc.	18,933	511,380
JPMorgan Chase & Co.	365,091	24,106,959
KeyCorp	82,627	1,089,850
Kimco Realty Corp.	41,208	1,090,364
Legg Mason, Inc.	10,614	416,387
Leucadia National Corp.	32,991	573,713
Lincoln National Corp.	24,479	1,230,315
Loews Corp.	27,958	1,073,587
M&T Bank Corp.	15,926	1,929,913
Marsh & McLennan Cos., Inc.	51,822	2,873,530
McGraw-Hill Financial, Inc.	26,863	2,648,155
MetLife, Inc.	110,395	5,322,143
Moody’s Corp.	17,005	1,706,282
Morgan Stanley	150,048	4,773,027
Nasdaq, Inc.	11,310	657,903
Navient Corp.	36,403	416,814
Northern Trust Corp.	21,586	1,556,135
People’s United Financial, Inc.	30,521	492,914
Plum Creek Timber Co., Inc.	17,321	826,558
PNC Financial Svcs. Grp., Inc.	50,368	4,800,574
Principal Financial Grp., Inc.	27,029	1,215,764
Progressive Corp.	58,238	1,851,968
ProLogis, Inc.	51,963	2,230,252
Prudential Financial, Inc.	44,504	3,623,071
Public Storage	14,550	3,604,035
Realty Income Corp.	24,848	1,282,902
Regions Financial Corp.	130,583	1,253,597
Simon Property Group, Inc.	30,683	5,966,003
SL Green Realty Corp	9,809	1,108,221
State Street Corp.	40,056	2,658,116
SunTrust Banks, Inc.	50,438	2,160,764
Synchrony Financial*	82,789	2,517,613
T. Rowe Price Group, Inc.	24,806	1,773,381
The Macerich Co.	13,409	1,081,972
Torchmark Corp.	11,340	648,194
Travelers Cos., Inc.	30,289	3,418,417
U.S. Bancorp	163,195	6,963,531
Unum Group	23,899	795,598

Ventas, Inc.	32,940	1,858,804
Vornado Realty Trust	17,654	1,764,694
Wells Fargo & Co.	461,036	25,061,917
Welltower, Inc.	35,055	2,384,792
Weyerhaeuser Co.	50,893	1,525,772
XL Group PLC	29,659	1,162,040
Zions Bancorporation	20,134	549,658

		292,709,477

HEALTH CARE (14.5%)
Abbott Laboratories	148,387	6,664,060
AbbVie, Inc.	162,275	9,613,171
Aetna, Inc.	34,627	3,743,871
Agilent Technologies, Inc.	32,952	1,377,723
Alexion Pharmaceuticals, Inc.*	22,389	4,270,702
Allergan PLC*	39,084	12,213,750
AmerisourceBergen Corp.	19,325	2,004,196
Amgen, Inc.	74,870	12,153,647
Anthem, Inc.	25,847	3,604,106
Bard (C.R.), Inc.	7,322	1,387,080
Baxalta, Inc.	53,599	2,091,969
Baxter International, Inc.	54,414	2,075,894
Becton, Dickinson & Co.	20,925	3,224,333
BIOGEN, Inc.*	22,212	6,804,646
Boston Scientific Corp.*	133,562	2,462,883
Bristol-Myers Squibb Co.	165,486	11,383,782
Cardinal Health, Inc.	32,601	2,910,291
Celgene Corp.*	78,183	9,363,196
Cerner Corp.*	30,338	1,825,437
CIGNA Corp.	25,621	3,749,121
DaVita HealthCare Partners, Inc.*	16,480	1,148,821
DENTSPLY International, Inc.	13,992	851,413
Edwards Lifesciences Corp.*	21,303	1,682,511
Endo International PLC*	20,611	1,261,805
Express Scripts Hldg. Co.*	67,074	5,862,938
Gilead Sciences, Inc.	143,009	14,471,081
HCA Hldgs., Inc.*	31,023	2,098,085
Humana, Inc.	14,704	2,624,811
Illumina, Inc.*	14,472	2,777,828
Intuitive Surgical, Inc.*	3,699	2,020,246
Johnson & Johnson	274,646	28,211,637
Laboratory Corp. of America Hldgs.*	10,039	1,241,222
Lilly (Eli) & Co.	97,075	8,179,540
Mallinckrodt PLC*	11,561	862,797
McKesson Corp.	22,725	4,482,052
Medtronic PLC	139,479	10,728,725
Merck & Co., Inc.	277,524	14,658,818
Mylan NV*	41,073	2,220,817
Patterson Cos., Inc.	8,342	377,142
PerkinElmer, Inc.	11,321	606,466
Perrigo Co. PLC	14,539	2,103,793
Pfizer, Inc.	613,855	19,815,239
Quest Diagnostics, Inc.	14,113	1,003,999
Regeneron Pharmaceuticals, Inc.*	7,710	4,185,528
Schein (Henry), Inc.*	8,183	1,294,469
St. Jude Medical, Inc.	28,091	1,735,181
Stryker Corp.	31,269	2,906,141
Tenet Healthcare Corp.*	10,180	308,454
Thermo Fisher Scientific, Inc.	39,675	5,627,899
UnitedHealth Group, Inc.	94,774	11,149,213
Universal Health Svcs., Inc. Cl B	9,101	1,087,478
Varian Medical Systems, Inc.*	9,710	784,568
Vertex Pharmaceuticals, Inc.*	24,366	3,065,974
Waters Corp.*	8,037	1,081,619
Zimmer Biomet Hldgs., Inc.	16,912	1,735,002
Zoetis, Inc.	45,503	2,180,504

		269,357,674

INDUSTRIALS (9.6%)
3M Co.	61,236	9,224,591
Allegion PLC	9,496	625,976
American Airlines Group, Inc.	62,878	2,662,883
AMETEK, Inc.	23,699	1,270,029
Boeing Co.	62,646	9,057,985
Caterpillar, Inc.	57,698	3,921,156
Cintas Corp.	8,685	790,769
CSX Corp.	97,008	2,517,358
Cummins, Inc.	16,373	1,440,988
Danaher Corp.	59,058	5,485,307
Deere & Co.	30,955	2,360,938
Delta Air Lines, Inc.	78,288	3,968,419
Dover Corp.	15,361	941,783
Dun & Bradstreet Corp.	3,611	375,291
Eaton Corp. PLC	45,876	2,387,387
Emerson Electric Co.	64,878	3,103,115
Equifax, Inc.	11,701	1,303,140
Expeditors Int’l. of Wash.	18,390	829,389
Fastenal Co.	28,935	1,181,127
FedEx Corp.	26,045	3,880,445
Flowserve Corp.	12,960	545,357
Fluor Corp.	14,183	669,721
General Dynamics Corp.	29,546	4,058,439
General Electric Co.	938,267	29,227,017
Grainger (W.W.), Inc.	5,767	1,168,337
Honeywell International, Inc.	76,699	7,943,715
Hunt (J.B.) Transport Svcs., Inc.	8,996	659,947
Illinois Tool Works, Inc.	32,528	3,014,695
Ingersoll-Rand PLC	25,941	1,434,278
Jacobs Engineering Group, Inc.*	11,987	502,855
Kansas City Southern	10,739	801,881
L-3 Communications Hldgs., Inc.	7,788	930,744
Lockheed Martin Corp.	26,273	5,705,182
Masco Corp.	33,312	942,730
Nielsen Hldgs. PLC	36,161	1,685,103
Norfolk Southern Corp.	29,718	2,513,846
Northrop Grumman Corp.	18,087	3,415,006
PACCAR, Inc.	35,273	1,671,940
Parker Hannifin Corp.	13,543	1,313,400
Pentair PLC	18,021	892,580
Pitney Bowes, Inc.	19,503	402,737
Precision Castparts Corp.	13,637	3,163,920
Quanta Services, Inc.*	15,949	322,967
Raytheon Co.	29,989	3,734,530
Republic Services, Inc.	23,715	1,043,223
Robert Half Int’l., Inc.	13,224	623,379
Robinson (C.H.) Worldwide, Inc.	14,140	876,963
Rockwell Automation, Inc.	13,155	1,349,835
Rockwell Collins, Inc.	13,232	1,221,314
Roper Technologies, Inc.	10,017	1,901,126
Ryder System, Inc.	5,223	296,823
Snap-on, Inc.	5,753	986,237
Southwest Airlines Co.	64,696	2,785,810
Stanley Black & Decker, Inc.	14,869	1,586,968
Stericycle, Inc.*	8,412	1,014,487
Textron, Inc.	27,370	1,149,814
The ADT Corp.	16,265	536,420
Tyco International PLC	41,895	1,336,032
Union Pacific Corp.	84,748	6,627,294
United Continental Hldgs., Inc*	36,943	2,116,834
United Parcel Service, Inc. Cl B	69,204	6,659,501
United Rentals, Inc.*	9,161	664,539
United Technologies Corp.	82,030	7,880,622

Verisk Analytics, Inc. Cl A*	15,397	1,183,721
Waste Management, Inc.	41,279	2,203,060
Xylem, Inc.	18,063	659,300

		178,752,305

INFORMATION TECHNOLOGY (19.8%)
Accenture Ltd. Cl A	62,162	6,495,929
Activision Blizzard, Inc.	49,751	1,925,861
Adobe Systems, Inc.*	49,554	4,655,103
Akamai Technologies, Inc.*	17,720	932,604
Alliance Data Systems Corp.*	6,033	1,668,547
Alphabet, Inc. Cl A*	29,018	22,576,294
Alphabet, Inc. Cl C*	29,555	22,428,516
Amphenol Corp. Cl A	30,648	1,600,745
Analog Devices, Inc.	30,948	1,712,043
Apple, Inc.	555,340	58,455,083
Applied Materials, Inc.	113,733	2,123,395
Autodesk, Inc.*	22,562	1,374,703
Automatic Data Processing, Inc.	45,855	3,884,836
Avago Technologies Ltd.	25,948	3,766,352
Broadcom Corp. Cl A	55,663	3,218,435
CA, Inc.	30,992	885,132
Cisco Systems, Inc.	504,935	13,711,510
Citrix Systems, Inc.*	15,263	1,154,646
Cognizant Technology Solutions*	60,464	3,629,049
Corning, Inc.	117,105	2,140,679
CSRA, Inc.	13,524	405,720
eBay, Inc.*	109,560	3,010,709
Electronic Arts, Inc.*	30,573	2,100,977
EMC Corp.	192,568	4,945,146
F5 Networks, Inc.*	6,967	675,520
Facebook, Inc. Cl A*	225,624	23,613,808
Fidelity Nat’l. Information Svcs., Inc.	27,644	1,675,226
First Solar, Inc.*	7,407	488,788
Fiserv, Inc.*	22,720	2,077,971
FLIR Systems, Inc.	13,710	384,840
Harris Corp.	12,279	1,067,045
Hewlett Packard Enterprise Co.	179,149	2,723,065
HP, Inc.	179,347	2,123,468
Int’l. Business Machines Corp.	88,728	12,210,747
Intel Corp.	468,007	16,122,841
Intuit, Inc.	26,200	2,528,300
Juniper Networks, Inc.	35,033	966,911
KLA-Tencor Corp.	15,403	1,068,198
Lam Research Corp.	15,633	1,241,573
Linear Technology Corp.	23,843	1,012,612
MasterCard, Inc. Cl A	98,305	9,570,975
Microchip Technology, Inc.	20,214	940,760
Micron Technology, Inc.*	108,188	1,531,942
Microsoft Corp.	792,412	43,963,018
Motorola Solutions, Inc.	15,978	1,093,694
NetApp, Inc.	29,355	778,788
NVIDIA Corp.	50,358	1,659,800
Oracle Corp.	317,878	11,612,083
Paychex, Inc.	31,704	1,676,825
PayPal Hldgs., Inc.*	110,827	4,011,937
Qorvo, Inc.*	13,935	709,292
QUALCOMM, Inc.	148,923	7,443,916
Red Hat, Inc.*	18,019	1,492,153
Salesforce.com, inc.*	61,789	4,844,258
SanDisk Corp.	19,812	1,505,514
Seagate Technology PLC	29,742	1,090,342
Skyworks Solutions, Inc.	18,911	1,452,932
Symantec Corp.	66,773	1,402,233
TE Connectivity Ltd.	38,165	2,465,841
Teradata Corp.*	13,351	352,733

Texas Instruments, Inc.	100,515	5,509,227
Total System Services, Inc.	16,764	834,847
VeriSign, Inc.*	9,652	843,199
Visa, Inc. Cl A	193,287	14,989,407
Western Digital Corp.	23,149	1,390,097
Western Union Co.	50,217	899,386
Xerox Corp.	94,965	1,009,478
Xilinx, Inc.	25,578	1,201,399
Yahoo!, Inc.*	86,627	2,881,214

		367,940,217

MATERIALS (2.6%)
Air Products & Chemicals, Inc.	19,213	2,499,803
Airgas, Inc.	6,483	896,729
Alcoa, Inc.	130,103	1,284,117
Avery Dennison Corp.	8,981	562,749
Ball Corp.	13,560	986,219
CF Industries Hldgs., Inc.	23,103	942,833
Dow Chemical Co.	111,570	5,743,624
Du Pont (E.I.) de Nemours & Co.	87,462	5,824,969
Eastman Chemical Co.	14,851	1,002,591
Ecolab, Inc.	26,346	3,013,455
FMC Corp.	13,385	523,755
Freeport-McMoRan Copper & Gold, Inc.	116,225	786,843
Int’l. Flavors & Fragrances, Inc.	7,969	953,411
International Paper Co.	41,017	1,546,341
LyondellBasell Inds. NV Cl A	35,757	3,107,283
Martin Marietta Materials, Inc.	6,601	901,565
Monsanto Co.	43,769	4,312,122
Newmont Mining Corp.	52,521	944,853
Nucor Corp.	31,538	1,270,981
Owens-Illinois, Inc.*	16,438	286,350
PPG Industries, Inc.	26,740	2,642,447
Praxair, Inc.	28,267	2,894,541
Sealed Air Corp.	19,761	881,341
Sherwin-Williams Co.	7,858	2,039,937
The Mosaic Co.	33,336	919,740
Vulcan Materials Co.	13,212	1,254,744
WestRock Co.	25,472	1,162,033

		49,185,376

TELECOMMUNICATION SERVICES (2.3%)
AT&T, Inc.	609,888	20,986,246
CenturyLink, Inc.	54,479	1,370,692
Frontier Communications Corp.	114,489	534,664
Level 3 Communications, Inc.*	28,571	1,553,120
Verizon Communications, Inc.	403,703	18,659,153

		43,103,875

UTILITIES (2.9%)
AES Corp.	66,249	634,003
AGL Resources, Inc.	11,959	763,104
Ameren Corp.	24,239	1,047,852
American Electric Power Co., Inc.	48,657	2,835,243
CenterPoint Energy, Inc.	43,041	790,233
CMS Energy Corp.	27,515	992,741
Consolidated Edison, Inc.	29,158	1,873,985
Dominion Resources, Inc.	59,024	3,992,383
DTE Energy Co.	17,705	1,419,764
Duke Energy Corp.	68,309	4,876,579
Edison International	32,174	1,905,023
Entergy Corp.	17,625	1,204,845
Eversource Energy	31,311	1,599,053
Exelon Corp.	90,649	2,517,323
FirstEnergy Corp.	42,161	1,337,769
NextEra Energy, Inc.	45,629	4,740,397
NiSource, Inc.	31,363	611,892
NRG Energy, Inc.	31,499	370,743

Pepco Hldgs., Inc.	24,976	649,626
PG&E Corp.	48,503	2,579,875
Pinnacle West Capital Corp.	10,860	700,253
PPL Corp.	66,710	2,276,812
Public Svc. Enterprise Group, Inc.	49,902	1,930,708
SCANA Corp.	14,208	859,442
Sempra Energy	23,296	2,190,057
Southern Co.	89,782	4,200,900
TECO Energy, Inc.	23,171	617,507
WEC Energy Group, Inc.	31,225	1,602,155
Xcel Energy, Inc.	50,175	1,801,784

		52,922,051

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $1,145,156,541) 95.8%		1,777,453,435

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.1%)
U.S. Treasury Bill (1)	A-1+	0.12	01/07/16	1,000,000	999,980
U.S. Treasury Bill (1)	A-1+	0.21	01/14/16	9,000,000	8,999,317
U.S. Treasury Bill (1)	A-1+	0.26	05/05/16	10,000,000	9,990,455

					19,989,752

U.S. GOVERNMENT AGENCIES (1.0%)
FHLB	A-1+	0.30	03/02/16	10,000,000	9,994,917
FHLMC	A-1+	0.18	02/12/16	8,500,000	8,498,215

					18,493,132

COMMERCIAL PAPER (2.0%)
Air Products & Chemicals†	A-1	0.18	01/13/16	1,800,000	1,799,892
Honeywell International†	A-1	0.45	02/19/16	2,700,000	2,698,346
Kimberly-Clark Corp.†	A-1	0.34	01/13/16	10,000,000	9,998,867
National Oilwell Varco, Inc.†	A-1	0.28	01/19/16	3,600,000	3,599,496
New Jersey Natural Gas	A-1	0.40	01/06/16	5,000,000	4,999,722
Novartis Finance Corp.†	A-1+	0.30	01/04/16	3,700,000	3,699,908
Toyota Motor Credit Corp.	A-1+	0.28	02/08/16	10,000,000	9,997,044

					36,793,275

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $75,276,159) 4.1%					75,276,159

TOTAL INVESTMENTS (Cost: $1,220,432,700) 99.9%					1,852,729,594

OTHER NET ASSETS 0.1%					1,492,649

NET ASSETS 100.0%					$1,854,222,243

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.8%)
Advance Auto Parts, Inc.	640	96,326
Amazon.com, Inc.*	3,335	2,254,093
AutoNation, Inc.*	654	39,018
AutoZone, Inc.*	265	196,606
Bed Bath & Beyond, Inc.*	1,436	69,287
Best Buy Co., Inc.	2,589	78,835
BorgWarner, Inc.	1,964	84,904
Cablevision Systems Corp. Cl A	1,923	61,344
CarMax, Inc.*	1,766	95,311
Carnival Corp.	3,999	217,866
CBS Corp. Cl B	3,747	176,596
Chipotle Mexican Grill, Inc.*	270	129,560
Coach, Inc.	2,386	78,094
Comcast Corp. Cl A	21,215	1,197,162
D.R. Horton, Inc.	2,816	90,196
Darden Restaurants, Inc.	1,007	64,085
Delphi Automotive PLC	2,438	209,010
Discovery Communications, Inc. Cl A*	1,298	34,631
Discovery Communications, Inc. Cl C*	2,213	55,812
Disney (Walt) Co.	13,132	1,379,911
Dollar General Corp.	2,519	181,041
Dollar Tree, Inc.*	2,035	157,143
Expedia, Inc.	1,023	127,159
Ford Motor Co.	33,831	476,679
Fossil Group, Inc.*	338	12,357
GameStop Corp. Cl A	917	25,713
Gap, Inc.	1,973	48,733
Garmin Ltd.	1,047	38,917
General Motors Co.	12,283	417,745
Genuine Parts Co.	1,308	112,344
Goodyear Tire & Rubber Co.	2,354	76,905
H&R Block, Inc.	2,062	68,685
Hanesbrands, Inc.	3,377	99,385
Harley-Davidson, Inc.	1,657	75,211
Harman Int’l. Industries, Inc.	617	58,128
Hasbro, Inc.	973	65,541
Home Depot, Inc.	10,994	1,453,957
Interpublic Group of Cos., Inc.	3,556	82,784
Johnson Controls, Inc.	5,635	222,526
Kohl’s Corp.	1,661	79,113
L Brands, Inc.	2,203	211,091
Leggett & Platt, Inc.	1,181	49,626
Lennar Corp. Cl A	1,553	75,957
Lowe’s Cos., Inc.	7,952	604,670
Macy’s, Inc.	2,726	95,355
Marriott International, Inc. Cl A	1,680	112,627
Mattel, Inc.	2,918	79,282
McDonald’s Corp.	7,953	939,567
Michael Kors Hldgs. Ltd.*	1,595	63,896
Mohawk Industries, Inc.*	548	103,786
Netflix, Inc.*	3,714	424,807
Newell Rubbermaid, Inc.	2,329	102,662
News Corp. Cl A	3,255	43,487
News Corp. Cl B	902	12,592
NIKE, Inc. Cl B	11,698	731,125
Nordstrom, Inc.	1,181	58,826

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

O’Reilly Automotive, Inc.*	856	216,928
Omnicom Group, Inc.	2,097	158,659
Priceline Group Inc.*	432	550,778
PulteGroup, Inc.	2,739	48,809
PVH Corp.	714	52,586
Ralph Lauren Corp.	515	57,412
Ross Stores, Inc.	3,513	189,035
Royal Caribbean Cruises Ltd.	1,481	149,892
Scripps Networks Interactive, Inc. Cl A	822	45,383
Signet Jewelers Ltd.	684	84,604
Staples, Inc.	5,696	53,941
Starbucks Corp.	12,888	773,667
Starwood Hotels & Resorts	1,470	101,842
Target Corp.	5,341	387,810
TEGNA, Inc.	1,935	49,381
Tiffany & Co.	974	74,306
Time Warner Cable, Inc.	2,456	455,809
Time Warner, Inc.	6,927	447,969
TJX Cos., Inc.	5,791	410,640
Tractor Supply Co.	1,163	99,437
TripAdvisor, Inc.*	985	83,971
Twenty-First Century Fox, Inc. Cl A	10,120	274,859
Twenty-First Century Fox, Inc. Cl B	3,704	100,860
Under Armour, Inc. Cl A*	1,557	125,510
Urban Outfitters, Inc.*	734	16,699
V.F. Corp.	2,943	183,202
Viacom, Inc. Cl B	2,996	123,315
Whirlpool Corp.	676	99,284
Wyndham Worldwide Corp.	1,011	73,449
Wynn Resorts Ltd.	700	48,433
Yum! Brands, Inc.	3,736	272,915

		20,009,454

CONSUMER STAPLES (5.3%)
Altria Group, Inc.	16,987	988,813
Archer-Daniels-Midland Co.	5,138	188,462
Brown-Forman Corp. Cl B	884	87,764
Campbell Soup Co.	1,554	81,663
Church & Dwight Co., Inc.	1,140	96,763
Clorox Co.	1,111	140,908
Coca-Cola Co.	33,920	1,457,203
Coca-Cola Enterprises, Inc.	1,826	89,912
Colgate-Palmolive Co.	7,786	518,703
ConAgra Foods, Inc.	3,758	158,437
Constellation Brands, Inc. Cl A	1,498	213,375
Costco Wholesale Corp.	3,792	612,408
CVS Health Corp.	9,587	937,321
Dr. Pepper Snapple Group, Inc.	1,641	152,941
Estee Lauder Cos., Inc. Cl A	1,924	169,427
General Mills, Inc.	5,173	298,275
Hershey Co.	1,246	111,230
Hormel Foods Corp.	1,165	92,128
J.M. Smucker Co.	1,042	128,520
Kellogg Co.	2,220	160,439
Keurig Green Mountain, Inc.	1,000	89,980
Kimberly-Clark Corp.	3,155	401,632
Kraft Heinz Co.	5,147	374,496
Kroger Co.	8,437	352,920
McCormick & Co., Inc.	1,001	85,646
Mead Johnson Nutrition Co.	1,712	135,162
Molson Coors Brewing Co. Cl B	1,367	128,389
Mondelez International, Inc. Cl A	13,742	616,191

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Monster Beverage Corp.*	1,302	193,946
PepsiCo, Inc.	12,647	1,263,688
Philip Morris Int’l., Inc.	13,431	1,180,719
Proctor & Gamble Co.	23,576	1,872,170
Reynolds American, Inc.	7,203	332,418
Sysco Corp.	4,549	186,509
Tyson Foods, Inc. Cl A	2,575	137,325
Wal-Mart Stores, Inc.	13,602	833,803
Walgreens Boots Alliance, Inc.	7,532	641,388
Whole Foods Market, Inc.	2,963	99,261

		15,610,335

ENERGY (3.4%)
Anadarko Petroleum Corp.	4,421	214,772
Apache Corp.	3,288	146,217
Baker Hughes, Inc.	3,768	173,893
Cabot Oil & Gas Corp.	3,571	63,171
Cameron International Corp.*	1,664	105,165
Chesapeake Energy Corp.	4,363	19,634
Chevron Corp.	16,431	1,478,133
Cimarex Energy Co.	827	73,917
Columbia Pipeline Group, Inc.	3,392	67,840
ConocoPhillips	10,778	503,225
CONSOL Energy, Inc.	1,949	15,397
Devon Energy Corp.	3,370	107,840
Diamond Offshore Drilling, Inc.	530	11,183
Ensco PLC Cl A	2,044	31,457
EOG Resources, Inc.	4,788	338,943
EQT Corp.	1,341	69,906
Exxon Mobil Corp.	36,165	2,819,062
FMC Technologies, Inc.*	1,997	57,933
Halliburton Co.	7,433	253,019
Helmerich & Payne, Inc.	941	50,391
Hess Corp.	2,119	102,729
Kinder Morgan, Inc.	16,001	238,735
Marathon Oil Corp.	5,911	74,419
Marathon Petroleum Corp.	4,627	239,864
Murphy Oil Corp.	1,415	31,767
National Oilwell Varco, Inc.	3,259	109,144
Newfield Exploration Co.*	1,396	45,454
Noble Energy, Inc.	3,723	122,598
Occidental Petroleum Corp.	6,620	447,578
ONEOK, Inc.	1,845	45,498
Phillips 66	4,123	337,261
Pioneer Natural Resources Co.	1,308	163,997
Range Resources Corp.	1,507	37,087
Schlumberger Ltd.	10,967	764,948
Southwestern Energy Co.*	3,327	23,655
Spectra Energy Corp.	5,813	139,163
Tesoro Corp.	1,049	110,533
Transocean Ltd.	3,017	37,350
Valero Energy Corp.	4,170	294,861
Williams Cos., Inc.	5,996	154,097

		10,121,836

FINANCIALS (8.6.%)
Affiliated Managers Group, Inc.*	468	74,768
Aflac, Inc.	3,711	222,289
Allstate Corp.	3,360	208,622
American Express Co.	7,272	505,768
American Int’l. Group, Inc.	10,703	663,265
American Tower Corp.	3,662	355,031
Ameriprise Financial, Inc.	1,517	161,439

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Aon PLC	2,388	220,197
Apartment Investment & Management Co. Cl A	1,352	54,121
Assurant, Inc.	562	45,263
AvalonBay Communities, Inc.	1,182	217,642
Bank of America Corp.	90,340	1,520,422
Bank of New York Mellon Corp.	9,470	390,353
BB&T Corp.	6,771	256,012
Berkshire Hathaway, Inc. Cl B*	16,270	2,148,291
BlackRock, Inc.	1,096	373,210
Boston Properties, Inc.	1,329	169,501
Capital One Financial Corp.	4,612	332,894
CBRE Group, Inc.*	2,500	86,450
Charles Schwab Corp.	10,417	343,032
Chubb Corp.	1,974	261,831
Chubb Ltd.	2,817	329,166
Cincinnati Financial Corp.	1,284	75,974
Citigroup, Inc.	25,800	1,335,150
CME Group, Inc.	2,924	264,914
Comerica, Inc.	1,535	64,209
Crown Castle Int’l. Corp.	2,887	249,581
Discover Financial Svcs.	3,701	198,448
E*Trade Financial Corp.*	2,545	75,434
Equinix, Inc.	534	161,433
Equity Residential	3,163	258,069
Essex Property Trust, Inc.	568	135,985
Fifth Third Bancorp	6,860	137,886
Franklin Resources, Inc.	3,285	120,954
General Growth Pptys., Inc.	5,071	137,982
Goldman Sachs Group, Inc.	3,441	620,171
Hartford Financial Svcs. Group, Inc.	3,548	154,196
HCP, Inc.	4,030	154,107
Host Hotels & Resorts, Inc.	6,482	99,434
Huntington Bancshares, Inc.	6,875	76,038
Intercontinental Exchange, Inc.	1,024	262,410
Invesco Ltd.	3,687	123,441
Iron Mountain, Inc.	1,654	44,675
JPMorgan Chase & Co.	31,903	2,106,555
KeyCorp	7,221	95,245
Kimco Realty Corp.	3,601	95,282
Legg Mason, Inc.	928	36,405
Leucadia National Corp.	2,883	50,135
Lincoln National Corp.	2,140	107,556
Loews Corp.	2,444	93,850
M&T Bank Corp.	1,391	168,561
Marsh & McLennan Cos., Inc.	4,529	251,133
McGraw-Hill Financial, Inc.	2,347	231,367
MetLife, Inc.	9,648	465,130
Moody’s Corp.	1,486	149,105
Morgan Stanley	13,113	417,125
Nasdaq, Inc.	989	57,530
Navient Corp.	3,182	36,434
Northern Trust Corp.	1,886	135,962
People’s United Financial, Inc.	2,668	43,088
Plum Creek Timber Co., Inc.	1,513	72,200
PNC Financial Svcs. Grp., Inc.	4,402	419,555
Principal Financial Grp., Inc.	2,362	106,243
Progressive Corp.	5,089	161,830
ProLogis, Inc.	4,540	194,857
Prudential Financial, Inc.	3,889	316,603
Public Storage	1,271	314,827
Realty Income Corp.	2,171	112,089

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Regions Financial Corp.	11,412	109,555
Simon Property Group, Inc.	2,681	521,294
SL Green Realty Corp	857	96,824
State Street Corp.	3,501	232,326
SunTrust Banks, Inc.	4,408	188,839
Synchrony Financial*	7,234	219,986
T. Rowe Price Group, Inc.	2,168	154,990
The Macerich Co.	1,171	94,488
Torchmark Corp.	991	56,646
Travelers Cos., Inc.	2,647	298,740
U.S. Bancorp	14,261	608,517
Unum Group	2,089	69,543
Ventas, Inc.	2,878	162,406
Vornado Realty Trust	1,542	154,138
Wells Fargo & Co.	40,289	2,190,110
Welltower, Inc.	3,063	208,376
Weyerhaeuser Co.	4,447	133,321
XL Group PLC	2,592	101,555
Zions Bancorporation	1,760	48,048

		25,578,427

HEALTH CARE (8.0%)
Abbott Laboratories	12,966	582,303
AbbVie, Inc.	14,181	840,082
Aetna, Inc.	3,025	327,063
Agilent Technologies, Inc.	2,879	120,371
Alexion Pharmaceuticals, Inc.*	1,956	373,107
Allergan PLC*	3,416	1,067,500
AmerisourceBergen Corp.	1,689	175,166
Amgen, Inc.	6,543	1,062,125
Anthem, Inc.	2,258	314,856
Bard (C.R.), Inc.	640	121,242
Baxalta, Inc.	4,683	182,777
Baxter International, Inc.	4,755	181,403
Becton, Dickinson & Co.	1,828	281,681
BIOGEN, Inc.*	1,941	594,625
Boston Scientific Corp.*	11,671	215,213
Bristol-Myers Squibb Co.	14,461	994,772
Cardinal Health, Inc.	2,848	254,241
Celgene Corp.*	6,833	818,320
Cerner Corp.*	2,651	159,511
CIGNA Corp.	2,238	327,487
DaVita HealthCare Partners, Inc.*	1,441	100,452
DENTSPLY International, Inc.	1,222	74,359
Edwards Lifesciences Corp.*	1,861	146,982
Endo International PLC*	1,801	110,257
Express Scripts Hldg. Co.*	5,861	512,310
Gilead Sciences, Inc.	12,497	1,264,571
HCA Hldgs., Inc.*	2,711	183,345
Humana, Inc.	1,284	229,207
Illumina, Inc.*	1,264	242,618
Intuitive Surgical, Inc.*	323	176,410
Johnson & Johnson	24,000	2,465,280
Laboratory Corp. of America Hldgs.*	877	108,432
Lilly (Eli) & Co.	8,483	714,778
Mallinckrodt PLC*	1,011	75,451
McKesson Corp.	1,986	391,699
Medtronic PLC	12,188	937,501
Merck & Co., Inc.	24,252	1,280,991
Mylan NV*	3,589	194,057
Patterson Cos., Inc.	729	32,958
PerkinElmer, Inc.	989	52,981

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Perrigo Co. PLC	1,270	183,769
Pfizer, Inc.	53,642	1,731,564
Quest Diagnostics, Inc.	1,234	87,787
Regeneron Pharmaceuticals, Inc.*	673	365,352
Schein (Henry), Inc.*	716	113,264
St. Jude Medical, Inc.	2,454	151,584
Stryker Corp.	2,732	253,912
Tenet Healthcare Corp.*	889	26,937
Thermo Fisher Scientific, Inc.	3,467	491,794
UnitedHealth Group, Inc.	8,282	974,294
Universal Health Svcs., Inc. Cl B	795	94,995
Varian Medical Systems, Inc.*	849	68,599
Vertex Pharmaceuticals, Inc.*	2,129	267,892
Waters Corp.*	703	94,610
Zimmer Biomet Hldgs., Inc.	1,477	151,525
Zoetis, Inc.	3,976	190,530

		23,536,892

INDUSTRIALS (5.3%)
3M Co.	5,352	806,225
Allegion PLC	829	54,648
American Airlines Group, Inc.	5,494	232,671
AMETEK, Inc.	2,071	110,985
Boeing Co.	5,475	791,630
Caterpillar, Inc.	5,042	342,654
Cintas Corp.	759	69,107
CSX Corp.	8,477	219,978
Cummins, Inc.	1,431	125,942
Danaher Corp.	5,160	479,261
Deere & Co.	2,705	206,310
Delta Air Lines, Inc.	6,842	346,821
Dover Corp.	1,343	82,339
Dun & Bradstreet Corp.	315	32,738
Eaton Corp. PLC	4,009	208,628
Emerson Electric Co.	5,669	271,148
Equifax, Inc.	1,022	113,820
Expeditors Int’l. of Wash.	1,607	72,476
Fastenal Co.	2,528	103,193
FedEx Corp.	2,276	339,101
Flowserve Corp.	1,133	47,677
Fluor Corp.	1,240	58,553
General Dynamics Corp.	2,582	354,664
General Electric Co.	81,992	2,554,051
Grainger (W.W.), Inc.	504	102,105
Honeywell International, Inc.	6,703	694,230
Hunt (J.B.) Transport Svcs., Inc.	787	57,734
Illinois Tool Works, Inc.	2,842	263,397
Ingersoll-Rand PLC	2,267	125,342
Jacobs Engineering Group, Inc.*	1,048	43,964
Kansas City Southern	939	70,115
L-3 Communications Hldgs., Inc.	681	81,386
Lockheed Martin Corp.	2,296	498,576
Masco Corp.	2,911	82,381
Nielsen Hldgs. PLC	3,159	147,209
Norfolk Southern Corp.	2,596	219,596
Northrop Grumman Corp.	1,581	298,509
PACCAR, Inc.	3,082	146,087
Parker Hannifin Corp.	1,184	114,824
Pentair PLC	1,574	77,960
Pitney Bowes, Inc.	1,705	35,208
Precision Castparts Corp.	1,191	276,324
Quanta Services, Inc.*	1,394	28,229

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Raytheon Co.	2,620	326,269
Republic Services, Inc.	2,072	91,147
Robert Half Int’l., Inc.	1,156	54,494
Robinson (C.H.) Worldwide, Inc.	1,235	76,595
Rockwell Automation, Inc.	1,150	118,002
Rockwell Collins, Inc.	1,156	106,699
Roper Technologies, Inc.	875	166,066
Ryder System, Inc.	457	25,971
Snap-on, Inc.	502	86,058
Southwest Airlines Co.	5,654	243,461
Stanley Black & Decker, Inc.	1,300	138,749
Stericycle, Inc.*	735	88,641
Textron, Inc.	2,391	100,446
The ADT Corp.	1,422	46,898
Tyco International PLC	3,661	116,749
Union Pacific Corp.	7,406	579,149
United Continental Hldgs., Inc*	3,229	185,022
United Parcel Service, Inc. Cl B	6,047	581,903
United Rentals, Inc.*	801	58,105
United Technologies Corp.	7,168	688,630
Verisk Analytics, Inc. Cl A*	1,345	103,404
Waste Management, Inc.	3,608	192,559
Xylem, Inc.	1,578	57,597

		15,620,410

INFORMATION TECHNOLOGY (10.9%)
Accenture Ltd. Cl A	5,432	567,644
Activision Blizzard, Inc.	4,348	168,311
Adobe Systems, Inc.*	4,330	406,760
Akamai Technologies, Inc.*	1,548	81,471
Alliance Data Systems Corp.*	528	146,029
Alphabet, Inc. Cl A*	2,535	1,972,255
Alphabet, Inc. Cl C*	2,582	1,959,436
Amphenol Corp. Cl A	2,678	139,872
Analog Devices, Inc.	2,704	149,585
Apple, Inc.	48,529	5,108,158
Applied Materials, Inc.	9,939	185,561
Autodesk, Inc.*	1,971	120,093
Automatic Data Processing, Inc.	4,008	339,558
Avago Technologies Ltd.	2,267	329,055
Broadcom Corp. Cl A	4,864	281,236
CA, Inc.	2,708	77,340
Cisco Systems, Inc.	44,124	1,198,187
Citrix Systems, Inc.*	1,334	100,917
Cognizant Technology Solutions*	5,283	317,086
Corning, Inc.	10,234	187,078
CSRA, Inc.	1,181	35,430
eBay, Inc.*	9,574	263,094
Electronic Arts, Inc.*	2,672	183,620
EMC Corp.	16,827	432,117
F5 Networks, Inc.*	609	59,049
Facebook, Inc. Cl A*	19,716	2,063,477
Fidelity Nat’l. Information Svcs., Inc.	2,415	146,349
First Solar, Inc.*	648	42,762
Fiserv, Inc.*	1,986	181,640
FLIR Systems, Inc.	1,199	33,656
Harris Corp.	1,073	93,244
Hewlett Packard Enterprise Co.	15,655	237,956
HP, Inc.	15,672	185,556
Int’l. Business Machines Corp.	7,754	1,067,105
Intel Corp.	40,898	1,408,936
Intuit, Inc.	2,290	220,985

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Juniper Networks, Inc.	3,061	84,484
KLA-Tencor Corp.	1,346	93,345
Lam Research Corp.	1,366	108,488
Linear Technology Corp.	2,083	88,465
MasterCard, Inc. Cl A	8,591	836,420
Microchip Technology, Inc.	1,767	82,236
Micron Technology, Inc.*	9,454	133,869
Microsoft Corp.	69,245	3,841,713
Motorola Solutions, Inc.	1,396	95,556
NetApp, Inc.	2,566	68,076
NVIDIA Corp.	4,400	145,024
Oracle Corp.	27,779	1,014,767
Paychex, Inc.	2,770	146,505
PayPal Hldgs., Inc.*	9,684	350,561
Qorvo, Inc.*	1,218	61,996
QUALCOMM, Inc.	13,014	650,505
Red Hat, Inc.*	1,575	130,426
Salesforce.com, inc.*	5,399	423,282
SanDisk Corp.	1,732	131,615
Seagate Technology PLC	2,600	95,316
Skyworks Solutions, Inc.	1,652	126,923
Symantec Corp.	5,835	122,535
TE Connectivity Ltd.	3,336	215,539
Teradata Corp.*	1,166	30,806
Texas Instruments, Inc.	8,784	481,451
Total System Services, Inc.	1,464	72,907
VeriSign, Inc.*	844	73,732
Visa, Inc. Cl A	16,890	1,309,820
Western Digital Corp.	2,022	121,421
Western Union Co.	4,389	78,607
Xerox Corp.	8,298	88,208
Xilinx, Inc.	2,235	104,978
Yahoo!, Inc.*	7,571	251,811

		32,151,995

MATERIALS (1.5%)
Air Products & Chemicals, Inc.	1,678	218,325
Airgas, Inc.	567	78,427
Alcoa, Inc.	11,369	112,212
Avery Dennison Corp.	785	49,188
Ball Corp.	1,185	86,185
CF Industries Hldgs., Inc.	2,018	82,355
Dow Chemical Co.	9,750	501,930
Du Pont (E.I.) de Nemours & Co.	7,643	509,024
Eastman Chemical Co.	1,297	87,560
Ecolab, Inc.	2,302	263,303
FMC Corp.	1,169	45,743
Freeport-McMoRan Copper & Gold, Inc.	10,156	68,756
Int’l. Flavors & Fragrances, Inc.	696	83,269
International Paper Co.	3,585	135,155
LyondellBasell Inds. NV Cl A	3,125	271,563
Martin Marietta Materials, Inc.	577	78,807
Monsanto Co.	3,824	376,740
Newmont Mining Corp.	4,589	82,556
Nucor Corp.	2,756	111,067
Owens-Illinois, Inc.*	1,436	25,015
PPG Industries, Inc.	2,336	230,844
Praxair, Inc.	2,470	252,928
Sealed Air Corp.	1,727	77,024
Sherwin-Williams Co.	686	178,086
The Mosaic Co.	2,913	80,370
Vulcan Materials Co.	1,154	109,595
WestRock Co.	2,225	101,521

		4,297,548

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

TELECOMMUNICATION SERVICES (1.3%)
AT&T, Inc.	53,295	1,833,881
CenturyLink, Inc.	4,761	119,787
Frontier Communications Corp.	10,005	46,723
Level 3 Communications, Inc.*	2,496	135,683
Verizon Communications, Inc.	35,278	1,630,549

		3,766,623

UTILITIES (1.6%)
AES Corp.	5,790	55,410
AGL Resources, Inc.	1,045	66,681
Ameren Corp.	2,118	91,561
American Electric Power Co., Inc.	4,252	247,764
CenterPoint Energy, Inc.	3,761	69,052
CMS Energy Corp.	2,404	86,736
Consolidated Edison, Inc.	2,548	163,760
Dominion Resources, Inc.	5,157	348,819
DTE Energy Co.	1,547	124,054
Duke Energy Corp.	5,969	426,127
Edison International	2,811	166,439
Entergy Corp.	1,541	105,343
Eversource Energy	2,736	139,728
Exelon Corp.	7,921	219,966
FirstEnergy Corp.	3,684	116,893
NextEra Energy, Inc.	3,987	414,209
NiSource, Inc.	2,741	53,477
NRG Energy, Inc.	2,753	32,403
Pepco Hldgs., Inc.	2,182	56,754
PG&E Corp.	4,238	225,419
Pinnacle West Capital Corp.	949	61,192
PPL Corp.	5,829	198,944
Public Svc. Enterprise Group, Inc.	4,360	168,688
SCANA Corp.	1,241	75,068
Sempra Energy	2,035	191,310
Southern Co.	7,845	367,068
TECO Energy, Inc.	2,025	53,966
WEC Energy Group, Inc.	2,728	139,974
Xcel Energy, Inc.	4,384	157,429

		4,624,234

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $109,341,322) 52.7%		155,317,754

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.9%)
U.S. Treasury Bill (1)	A-1+	0.09	02/11/16	200,000	199,979
U.S. Treasury Bill (1)	A-1+	0.12	01/07/16	100,000	99,998
U.S. Treasury Bill (1)	A-1+	0.17	03/24/16	2,000,000	1,999,193
U.S. Treasury Bill (1)	A-1+	0.31	05/05/16	300,000	299,677

					2,598,847

U.S. GOVERNMENT AGENCIES (0.5%) FHLMC	A-1+	0.18	02/12/16	1,500,000	1,499,685

TOTAL INDEXED ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $4,098,532) 1.4%					4,098,532

TOTAL INDEXED ASSETS (Cost: $113,439,854) 54.1%					159,416,286

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.1%)
2U, Inc.*	5,168	144,601
Amazon.com, Inc.*	2,525	1,706,622
AutoZone, Inc.*	672	498,564
Bassett Furniture Industries, Inc.	20,874	523,520
Carmike Cinemas, Inc.*	15,709	360,364
CST Brands, Inc.	27,902	1,092,084
Diamond Resorts Int’l., Inc.*	51,948	1,325,193
Disney (Walt) Co.	11,631	1,222,185
Drew Industries, Inc.	4,124	251,110
Five Below, Inc.*	6,783	217,734
Ford Motor Co.	17,022	239,840
FTD Companies, Inc.*	4,878	127,657
General Motors Co.	19,010	646,530
Gentherm, Inc.*	2,783	131,914
Haverty Furniture Cos., Inc.	16,846	361,178
Home Depot, Inc.	7,891	1,043,585
Houghton Mifflin Harcourt Co.*	39,496	860,223
HSN, Inc.	5,763	292,011
Intrawest Resorts Hldgs., Inc.*	32,331	252,828
Johnson Controls, Inc.	4,249	167,793
Macy’s, Inc.	8,136	284,597
McDonald’s Corp.	6,647	785,277
Panera Bread Co. Cl A*	1,370	266,849
Performance Sports Group Ltd.*	19,748	190,173
Popeyes Louisiana Kitchen, Inc.*	3,958	231,543
Priceline Group Inc.*	261	332,762
Red Robin Gourmet Burgers, Inc.*	3,878	239,428
Ruby Tuesday, Inc.*	31,836	175,416
Select Comfort Corp.*	30,653	656,281
Stage Stores, Inc.	8,547	77,863
Starbucks Corp.	11,282	677,258
Steve Madden Ltd.*	8,047	243,180
Target Corp.	5,012	363,921
The Men’s Wearhouse, Inc.	5,543	81,371
Time Warner Cable, Inc.	4,346	806,574
Time Warner, Inc.	7,314	472,996
Unifi, Inc.*	4,094	115,246
Viacom, Inc. Cl B	5,192	213,703
Vista Outdoor, Inc.*	8,423	374,908

		18,054,882

CONSUMER STAPLES (2.9%)
Boston Beer Co., Inc. Cl A*	591	119,329
Casey’s General Stores, Inc.	1,879	226,326
Coca-Cola Co.	11,096	476,684
Colgate-Palmolive Co.	6,181	411,778
Constellation Brands, Inc. Cl A	6,619	942,810
Crimson Wine Group Ltd.*	40,064	352,563
Estee Lauder Cos., Inc. Cl A	5,961	524,926
Farmer Brothers Co.*	8,971	289,494
Mondelez International, Inc. Cl A	9,124	409,120
PepsiCo, Inc.	7,201	719,524
Philip Morris Int’l., Inc.	4,812	423,023
Proctor & Gamble Co.	12,566	997,866
Sysco Corp.	8,886	364,326
Tyson Foods, Inc. Cl A	7,508	400,402
Vector Group Ltd.	21,115	498,103

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Village Super Market, Inc. Cl A	9,020	237,677
Wal-Mart Stores, Inc.	10,119	620,295
WD-40 Co.	4,238	418,079

		8,432,325

ENERGY (2.1%)
Abraxas Petroleum Corp.*	37,364	39,606
Anadarko Petroleum Corp.	5,670	275,449
Apache Corp.	3,838	170,676
C&J Energy Services Ltd.*	8,350	39,746
Carrizo Oil and Gas, Inc.*	5,296	156,656
Chevron Corp.	5,132	461,675
CrossAmerica Partners LP	4,313	111,793
EOG Resources, Inc.	5,554	393,168
Exxon Mobil Corp.	20,720	1,615,124
Gulfport Energy Corp.*	3,056	75,086
Halliburton Co.	12,768	434,623
Hess Corp.	3,711	179,909
Matador Resources Co.*	10,519	207,961
Matrix Service Co.*	3,765	77,333
National Oilwell Varco, Inc.	5,743	192,333
Noble Energy, Inc.	9,828	323,636
Occidental Petroleum Corp.	6,043	408,567
PBF Energy, Inc.	15,128	556,862
PDC Energy, Inc.*	4,294	229,214
Range Resources Corp.	3,222	79,293
Western Refining, Inc.	3,016	107,430

		6,136,140

FINANCIALS (9.1%)
Agree Realty Corp.	2,498	84,907
Alexander’s, Inc.	325	124,836
American Equity Investment Life Hldg. Co.	7,930	190,558
American Int’l. Group, Inc.	11,806	731,618
Aon PLC	3,744	345,234
Ashford Hospitality Prime, Inc.	4,782	69,339
Ashford Hospitality Trust, Inc.	11,468	72,363
Aspen Insurance Hldgs. Ltd.	6,457	311,873
BancFirst Corp.	4,762	279,148
Bank of America Corp.	42,771	719,836
Bank of Marin Bancorp	3,913	208,954
Bank of the Ozarks, Inc.	3,511	173,654
Banner Corp.	7,818	358,533
Berkshire Hathaway, Inc. Cl B*	4,800	633,792
Brookline Bancorp, Inc.	29,527	339,561
Bryn Mawr Bank Corp.	8,415	241,679
Capital One Financial Corp.	11,507	830,575
Charter Financial Corp.	14,405	190,290
Chatham Lodging Trust	12,559	257,208
Chesapeake Lodging Trust	18,272	459,724
Citigroup, Inc.	11,256	582,498
Colony Capital, Inc. Cl A	10,487	204,287
Columbia Banking System, Inc.	3,067	99,708
Comerica, Inc.	8,127	339,952
CubeSmart	8,381	256,626
Customers Bancorp, Inc.*	12,016	327,076
Dime Community Bancshares	13,840	242,062
Eagle Bancorp, Inc.*	4,763	240,389
Easterly Acquisition Corp.*	24,710	247,594
Easterly Government Pptys.	26,874	461,696
EastGroup Properties, Inc.	1,957	108,829
Ellington Financial LLC	25,901	434,619
Enterprise Financial Svcs. Corp.	9,064	256,964

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Equity Lifestyle Properties, Inc.	5,073	338,217
FBL Financial Group, Inc. Cl A	3,572	227,322
FBR & Co.	3,996	79,520
FelCor Lodging Trust, Inc.	46,524	339,625
First Connecticut Bancorp, Inc.	4,858	84,578
First Interstate BancSytem, Inc.	9,539	277,299
Flushing Financial Corp.	8,703	188,333
Forest City Enterprises, Inc. Cl A*	21,702	475,925
Franklin Resources, Inc.	4,479	164,917
Glacier Bancorp, Inc.	9,696	257,235
Goldman Sachs Group, Inc.	3,950	711,909
Hanmi Financial Corp.	6,294	149,294
Heritage Financial Corp.	11,049	208,163
Highwoods Properties, Inc.	9,105	396,978
Host Hotels & Resorts, Inc.	16,139	247,572
Investors Bancorp, Inc.	58,724	730,526
Janus Capital Group, Inc.	12,617	177,774
JPMorgan Chase & Co.	25,475	1,682,114
Marlin Business Svcs. Corp.	13,515	217,051
MB Financial, Inc.	6,031	195,223
MetLife, Inc.	11,672	562,707
Northfield Bancorp, Inc.	21,715	345,703
Pace Hldgs. Corp.*	24,200	244,420
Parkway Properties, Inc.	10,798	168,773
Pennsylvania REIT	12,810	280,155
Pinnacle Financial Partners, Inc.	4,713	242,060
PNC Financial Svcs. Grp., Inc.	5,040	480,362
PrivateBancorp, Inc.	9,541	391,372
Prosperity Bancshares, Inc.	4,404	210,775
QTS Realty Trust, Inc.	7,452	336,160
Sabra Health Care REIT, Inc.	7,318	148,043
Safety Insurance Group, Inc.	5,202	293,289
Selective Insurance Group, Inc.	7,457	250,406
Simon Property Group, Inc.	4,151	807,120
Sovran Self Storage, Inc.	1,754	188,222
Starwood Property Trust, Inc.	7,899	162,403
Stock Yards Bancorp, Inc.	11,122	420,300
SVB Financial Group*	4,913	584,156
Symetra Financial Corp.	22,094	701,926
Terreno Realty Corp.	8,756	198,061
The GEO Group, Inc.	6,439	186,151
Trico Bancshares	1,838	50,435
UMB Financial Corp.	3,009	140,069
Urstadt Biddle Pptys., Inc. Cl A	7,063	135,892
Wells Fargo & Co.	24,760	1,345,954
Zions Bancorporation	11,133	303,931

		26,754,402

HEALTH CARE (7.3%)
Abbott Laboratories	12,034	540,447
Abiomed, Inc.*	3,421	308,848
Acadia Healthcare Co., Inc.*	4,294	268,203
ACADIA Pharmaceuticals, Inc.*	6,110	217,822
Acceleron Pharma, Inc.*	3,430	167,247
Acorda Therapeutics, Inc.*	5,173	221,301
Agios Pharmaceuticals, Inc.*	1,323	85,889
Albany Molecular Research, Inc.*	11,164	221,606
Allergan PLC*	2,433	760,313
Alnylam Pharmaceuticals, Inc.*	1,659	156,178
Amsurg Corp.*	3,738	284,088
Anacor Pharmaceuticals, Inc.*	1,894	213,965
Ani Pharmaceuticals, Inc.*	2,268	102,344

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Anika Therapeutics, Inc.*	5,645	215,413
BIOGEN, Inc.*	1,737	532,130
BioSpecifics Technologies Corp.*	4,456	191,474
Catalent, Inc.*	5,225	130,782
Celgene Corp.*	10,769	1,289,695
Cepheid, Inc.*	4,333	158,284
Cerner Corp.*	3,218	193,627
Civitas Solutions, Inc.*	2,894	83,318
DexCom, Inc.*	2,654	217,363
Dyax Corp.*	6,315	237,570
Dynavax Technologies Corp.*	1,650	39,864
Emergent Biosolutions, Inc.*	15,169	606,912
Ensign Group, Inc.	15,428	349,136
Express Scripts Hldg. Co.*	5,005	437,487
Gilead Sciences, Inc.	9,745	986,097
Harvard Bioscience, Inc.*	28,008	97,188
Humana, Inc.	1,765	315,070
Insulet Corp.*	6,177	233,552
Intersect ENT, Inc.*	7,051	158,648
Karyopharm Therapeutics, Inc.*	6,724	89,093
Kindred Healthcare, Inc.	7,746	92,255
Kite Pharma, Inc.*	1,217	74,992
Lannett Co., Inc.*	4,700	188,564
McKesson Corp.	2,165	427,003
Medicines Co.*	3,429	128,039
Medidata Solutions, Inc.*	4,620	227,720
Medtronic PLC	9,085	698,818
Merck & Co., Inc.	17,848	942,731
Mylan NV*	17,391	940,331
Neogen Corp.*	3,623	204,772
Neurocrine Biosciences, Inc.*	5,421	306,666
NuVasive, Inc.*	2,847	154,051
Omeros Corp.*	8,781	138,125
Omnicell, Inc.*	11,593	360,310
OSI Pharmaceuticals, Inc. - rights*	1,570	16
Pacific Biosciences of CA, Inc.*	21,911	287,691
Pacira Pharmaceuticals, Inc.*	1,912	146,822
PAREXEL International Corp.*	3,648	248,502
Pfizer, Inc.	41,817	1,349,853
PTC Therapeutics, Inc.*	1,400	45,360
QLT, Inc.*	37,749	100,412
Radius Health, Inc.*	2,777	170,897
Sarepta Therapeutics, Inc.*	4,726	182,329
Sorrento Therapeutics, Inc.*	11,706	101,959
St. Jude Medical, Inc.	3,206	198,035
STAAR Surgical Co.*	17,153	122,472
STERIS PLC	3,387	255,177
Stryker Corp.	4,423	411,074
Supernus Pharmaceuticals, Inc.*	37,334	501,769
Team Health Hldgs., Inc.*	5,111	224,322
TESARO, Inc.*	3,010	157,483
Ultragenyx Pharmaceutical, Inc.*	2,531	283,928
UnitedHealth Group, Inc.	4,983	586,200
Universal American Corp.	13,229	92,603
Vertex Pharmaceuticals, Inc.*	2,148	270,283
WellCare Health Plans, Inc.*	4,661	364,537
Wright Medical Group NV*	16,540	399,937

		21,496,992

INDUSTRIALS (5.3%)
Alaska Air Group, Inc.	5,825	468,971
Allegiant Travel Co.	2,007	336,835

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Astronics Corp.*	19,510	794,252
AZZ, Inc.	16,549	919,628
Boeing Co.	6,062	876,505
CEB, Inc.	3,101	190,370
Covenant Transportation Group Cl A*	9,397	177,509
Cummins, Inc.	4,352	383,020
Delta Air Lines, Inc.	9,877	500,665
Deluxe Corp.	5,474	298,552
Encore Wire Corp.	8,219	304,843
EnPro Industries, Inc.	5,166	226,477
Expeditors Int’l. of Wash.	7,996	360,620
FedEx Corp.	4,362	649,894
Forward Air Corp.	5,259	226,190
Generac Hldgs., Inc.*	4,976	148,136
General Electric Co.	64,724	2,016,153
Healthcare Svcs. Group, Inc.	9,743	339,738
Miller Industries, Inc.	21,873	476,394
Mueller Industries, Inc.	27,696	750,562
Mueller Water Products, Inc. Cl A	33,022	283,989
Old Dominion Freight Line, Inc.*	5,148	304,092
Orbital ATK, Inc.	5,857	523,264
Roper Technologies, Inc.	8,718	1,654,589
Steelcase, Inc.	14,228	211,997
Sun Hydraulics Corp.	8,757	277,860
Teledyne Technologies, Inc.*	3,173	281,445
The Advisory Board Co.*	7,303	362,302
Trex Co., Inc.*	9,120	346,925
Tyco International PLC	7,706	245,744
Union Pacific Corp.	6,097	476,785
Uti Worldwide, Inc.*	21,664	152,298
VSE Corp.	198	12,312

		15,578,916

INFORMATION TECHNOLOGY (8.5%)
Aerohive Networks, Inc.*	19,234	98,286
Alphabet, Inc. Cl A*	1,157	900,158
Alphabet, Inc. Cl C*	1,160	880,293
Ambarella, Inc.*	2,940	163,876
Analog Devices, Inc.	4,892	270,625
Anixter International, Inc.*	2,509	151,519
Apigee Corp.*	4,188	33,630
Apple, Inc.	23,706	2,495,294
ARRIS Group, Inc.*	7,816	238,935
Automatic Data Processing, Inc.	5,202	440,713
Avago Technologies Ltd.	2,547	369,697
Blackhawk Network Hldgs., Inc.*	5,360	236,966
CalAmp Corp.*	23,361	465,585
Cavium, Inc.*	5,575	366,333
Cimpress NV*	1,389	112,703
Cirrus Logic, Inc.*	2,780	82,093
Cisco Systems, Inc.	23,117	627,742
Cognex Corp	2,416	81,588
comScore, Inc.*	6,389	262,907
Cornerstone OnDemand, Inc.*	5,264	181,766
DTS, Inc.*	6,293	142,096
Envestnet, Inc.*	2,789	83,252
Euronet Worldwide, Inc.*	2,747	198,965
F5 Networks, Inc.*	1,485	143,986
Facebook, Inc. Cl A*	9,688	1,013,946
FARO Technologies, Inc.*	10,023	295,879
Globant SA*	6,203	232,675
Guidewire Software, Inc.*	3,230	194,317

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Heartland Payment Systems, Inc.	1,540	146,023
Imation Corp.*	24,758	33,918
Imperva, Inc.*	3,786	239,692
Intel Corp.	11,918	410,575
j2 Global, Inc.	3,162	260,296
KLA-Tencor Corp.	2,609	180,934
LogMeIn, Inc.*	7,797	523,178
Manhattan Associates, Inc.*	3,326	220,081
MasterCard, Inc. Cl A	6,601	642,673
MAXIMUS, Inc.	4,240	238,500
MaxLinear, Inc. Cl A*	28,950	426,433
Micron Technology, Inc.*	8,590	121,634
Microsoft Corp.	26,468	1,468,445
MKS Instruments, Inc.	6,210	223,560
Monolithic Power Systems, Inc.	6,326	403,029
Nanometrics, Inc.*	5,201	78,743
New Relic, Inc.*	4,429	161,348
Nova Measuring Instruments Ltd.*	10,616	104,037
Oracle Corp.	16,658	608,517
Paycom Software, Inc.*	4,324	162,712
Perficient, Inc.*	15,409	263,802
Plexus Corp.*	3,456	120,684
PMC-Sierra, Inc.*	4,960	57,635
Proofpoint, Inc.*	11,009	715,695
Qlik Technologies, Inc.*	12,500	395,750
QLogic Corp.*	14,781	180,328
QUALCOMM, Inc.	9,418	470,759
Richardson Electronics Ltd.	45,433	257,605
Rogers Corp.*	7,545	389,095
Rubicon Project, Inc.*	5,394	88,731
Ruckus Wireless, Inc.*	21,195	226,998
Salesforce.com, inc.*	14,642	1,147,933
Synaptics, Inc.*	1,669	134,087
Synchronoss Technologies, Inc.*	4,142	145,923
SYNNEX Corp.	4,045	363,767
Teradata Corp.*	4,870	128,665
Texas Instruments, Inc.	5,747	314,993
Tyler Technologies, Inc.*	1,940	338,181
Verint Systems, Inc.*	3,628	147,152
Virtusa Corp.*	3,294	136,174
Visa, Inc. Cl A	9,301	721,293
Western Digital Corp.	6,955	417,648
Xura, Inc.*	10,695	262,883
Yahoo!, Inc.*	9,052	301,070

		25,147,004

MATERIALS (1.6%)
A. Schulman, Inc.	10,826	331,709
Ball Corp.	6,901	501,910
Berry Plastics Group, Inc.*	6,689	242,008
Boise Cascade Co.*	6,514	166,302
Calgon Carbon Corp.	12,772	220,317
CF Industries Hldgs., Inc.	6,330	258,327
Dow Chemical Co.	9,280	477,734
Eastman Chemical Co.	7,281	491,540
Ferro Corp.*	26,292	292,367
FMC Corp.	2,087	81,664
Freeport-McMoRan Copper & Gold, Inc.	9,466	64,085
Kaiser Aluminum Corp.	8,797	735,957
Kraton Performance Polymers, Inc.*	11,540	191,679
PolyOne Corp.	10,075	319,982
Schnitzer Steel Industries, Inc. Cl A	5,674	81,535
Silgan Hldgs., Inc.	5,008	269,030

		4,726,146

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

TELECOMMUNICATION SERVICES (0.8%)
AT&T, Inc.	22,436	772,023
Consolidated Comms. Hldgs., Inc.	7,237	151,615
inContact, Inc.*	37,232	355,193
ORBCOMM, Inc.*	56,200	406,888
Shenandoah Telecommunications Co.	6,377	274,530
Verizon Communications, Inc.	9,524	440,199

		2,400,448

UTILITIES (1.4%)
Ameren Corp.	2,548	110,150
Avista Corp.	9,534	337,218
Black Hills Corp.	4,359	202,388
Dominion Resources, Inc.	7,931	536,453
Edison International	4,587	271,596
Idacorp, Inc.	5,763	391,884
Northwest Natural Gas Co.	12,212	618,050
NorthWestern Corp.	4,200	227,850
PNM Resources, Inc.	10,884	332,724
Portland General Electric Co.	6,894	250,735
PPL Corp.	5,086	173,585
Public Svc. Enterprise Group, Inc.	8,935	345,695
Sempra Energy	4,172	392,210

		4,190,538

TOTAL ACTIVE ASSETS - COMMON STOCKS (Cost: $100,187,119) 45.1%		132,917,793

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.6%)
FHLMC	A-1+	0.18	02/12/16	750,000	749,843
FHLMC	A-1+	0.20	02/12/16	1,000,000	999,767

					1,749,610

TOTAL ACTIVE ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $1,749,610) 0.6%					1,749,610

TOTAL ACTIVE ASSETS (Cost: $101,936,729) 45.7%					134,667,403

TOTAL INVESTMENTS (Cost: $215,376,583) 99.8%					294,083,689

OTHER NET ASSETS 0.2%					713,436

NET ASSETS 100.0%					$294,797,125

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.7%)
Bassett Furniture Industries, Inc.	235,981	5,918,403
Carmike Cinemas, Inc.*	70,490	1,617,041
CST Brands, Inc.	77,537	3,034,798
Diamond Resorts Int’l., Inc.*	396,062	10,103,542
FTD Companies, Inc.*	55,199	1,444,558
Houghton Mifflin Harcourt Co.*	299,788	6,529,383
Intrawest Resorts Hldgs., Inc.*	166,552	1,302,437
Ruby Tuesday, Inc.*	358,843	1,977,225
Select Comfort Corp.*	144,813	3,100,446
Stage Stores, Inc.	95,559	870,542
The Men’s Wearhouse, Inc.	64,051	940,269
Unifi, Inc.*	46,195	1,300,389
Vista Outdoor, Inc.*	45,788	2,038,024

		40,177,057

CONSUMER STAPLES (2.8%)
Crimson Wine Group Ltd.*	442,605	3,894,924
Farmer Brothers Co.*	100,975	3,258,463
Vector Group Ltd.	142,559	3,362,967

		10,516,354

ENERGY (3.7%)
Abraxas Petroleum Corp.*	417,311	442,350
C&J Energy Services Ltd.*	94,325	448,987
Carrizo Oil and Gas, Inc.*	59,403	1,757,141
CrossAmerica Partners LP	49,974	1,295,326
Matrix Service Co.*	45,107	926,498
PBF Energy, Inc.	170,261	6,267,307
PDC Energy, Inc.*	48,113	2,568,272

		13,705,881

FINANCIALS (40.6%)
Agree Realty Corp.	29,374	998,422
Alexander’s, Inc.	4,002	1,537,208
American Equity Investment Life Hldg. Co.	92,021	2,211,265
Ashford Hospitality Prime, Inc.	53,785	779,883
Ashford Hospitality Trust, Inc.	131,137	827,474
Aspen Insurance Hldgs. Ltd.	75,207	3,632,498
BancFirst Corp.	55,395	3,247,255
Bank of Marin Bancorp	44,619	2,382,655
Banner Corp.	90,519	4,151,201
Brookline Bancorp, Inc.	354,901	4,081,362
Bryn Mawr Bank Corp.	99,818	2,866,773
Charter Financial Corp.	163,182	2,155,634
Chatham Lodging Trust	135,200	2,768,896
Chesapeake Lodging Trust	131,874	3,317,950
Colony Capital, Inc. Cl A	121,369	2,364,268
Columbia Banking System, Inc.	34,806	1,131,543
Customers Bancorp, Inc.*	134,265	3,654,693
Dime Community Bancshares	160,018	2,798,715
Eagle Bancorp, Inc.*	55,493	2,800,732
Easterly Acquisition Corp.*	278,390	2,789,468
Easterly Government Pptys.	192,198	3,301,962
EastGroup Properties, Inc.	22,258	1,237,767
Ellington Financial LLC	294,864	4,947,818
Enterprise Financial Svcs. Corp.	102,833	2,915,316
Equity Lifestyle Properties, Inc.	57,552	3,836,992
FBR & Co.	46,122	917,828
FelCor Lodging Trust, Inc.	545,801	3,984,347
First Connecticut Bancorp, Inc.	55,020	957,898
First Interstate BancSytem, Inc.	102,633	2,983,541

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Flushing Financial Corp.	98,874	2,139,633
Forest City Enterprises, Inc. Cl A*	236,199	5,179,844
Glacier Bancorp, Inc.	109,482	2,904,557
Hanmi Financial Corp.	71,303	1,691,307
Highwoods Properties, Inc.	103,609	4,517,352
Investors Bancorp, Inc.	323,809	4,028,184
Janus Capital Group, Inc.	142,678	2,010,333
Marlin Business Svcs. Corp.	154,814	2,486,313
MB Financial, Inc.	64,566	2,090,001
Northfield Bancorp, Inc.	243,245	3,872,460
Pace Hldgs. Corp.*	273,830	2,765,683
Parkway Properties, Inc.	120,797	1,888,057
Pennsylvania REIT	148,863	3,255,634
PrivateBancorp, Inc.	107,627	4,414,860
Prosperity Bancshares, Inc.	47,141	2,256,168
Selective Insurance Group, Inc.	83,591	2,806,986
Sovran Self Storage, Inc.	20,595	2,210,049
Stock Yards Bancorp, Inc.	129,844	4,906,805
SVB Financial Group*	55,744	6,627,962
Symetra Financial Corp.	228,902	7,272,217
Terreno Realty Corp.	100,021	2,262,475
The GEO Group, Inc.	72,063	2,083,341
Trico Bancshares	21,357	586,036
UMB Financial Corp.	32,144	1,496,303
Urstadt Biddle Pptys., Inc. Cl A	79,107	1,522,019

		152,855,943

HEALTH CARE (5.4%)
Albany Molecular Research, Inc.*	73,895	1,466,816
Amsurg Corp.*	42,271	3,212,596
Civitas Solutions, Inc.*	33,378	960,953
Emergent Biosolutions, Inc.*	32,319	1,293,083
Ensign Group, Inc.	42,872	970,193
Harvard Bioscience, Inc.*	316,322	1,097,637
Kindred Healthcare, Inc.	86,534	1,030,620
Pacific Biosciences of CA, Inc.*	205,769	2,701,747
QLT, Inc.*	424,890	1,130,207
Supernus Pharmaceuticals, Inc.*	259,183	3,483,420
Universal American Corp.	155,889	1,091,223
Wright Medical Group NV*	76,194	1,842,371

		20,280,866

INDUSTRIALS (12.0%)
Alaska Air Group, Inc.	65,130	5,243,616
AZZ, Inc.	103,726	5,764,054
Deluxe Corp.	61,285	3,342,484
Encore Wire Corp.	92,067	3,414,765
Miller Industries, Inc.	249,665	5,437,704
Mueller Industries, Inc.	314,576	8,525,010
Old Dominion Freight Line, Inc.*	57,577	3,401,073
Orbital ATK, Inc.	65,445	5,846,856
Steelcase, Inc.	159,280	2,373,272
Uti Worldwide, Inc.*	243,742	1,713,506
VSE Corp.	2,216	137,791

		45,200,131

INFORMATION TECHNOLOGY (9.8%)
Aerohive Networks, Inc.*	214,966	1,098,476
Anixter International, Inc.*	26,966	1,628,477
CalAmp Corp.*	116,453	2,320,908
Cirrus Logic, Inc.*	31,575	932,410
Imation Corp.*	283,072	387,809
LogMeIn, Inc.*	34,378	2,306,764
MaxLinear, Inc. Cl A*	98,150	1,445,750

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

MKS Instruments, Inc.	69,625	2,506,500
Nanometrics, Inc.*	58,639	887,794
Nova Measuring Instruments Ltd.*	128,953	1,263,739
Perficient, Inc.*	86,826	1,486,461
Plexus Corp.*	37,341	1,303,948
PMC-Sierra, Inc.*	56,140	652,347
Proofpoint, Inc.*	67,953	4,417,625
QLogic Corp.*	165,385	2,017,697
Richardson Electronics Ltd.	518,914	2,942,242
Rogers Corp.*	45,290	2,335,605
SYNNEX Corp.	45,286	4,072,570
Xura, Inc.*	119,425	2,935,467

		36,942,589

MATERIALS (4.5%)
Boise Cascade Co.*	74,633	1,905,380
Ferro Corp.*	62,869	699,103
Kaiser Aluminum Corp.	99,897	8,357,383
Kraton Performance Polymers, Inc.*	129,210	2,146,178
Schnitzer Steel Industries, Inc. Cl A	64,203	922,597
Silgan Hldgs., Inc.	56,323	3,025,672

		17,056,313

TELECOMMUNICATION SERVICES (1.0%)
Consolidated Comms. Hldgs., Inc.	82,101	1,720,016
ORBCOMM, Inc.*	304,993	2,208,149

		3,928,165

UTILITIES (5.7%)
Avista Corp.	102,622	3,629,740
Black Hills Corp.	48,752	2,263,555
Idacorp, Inc.	65,470	4,451,960
Northwest Natural Gas Co.	43,841	2,218,793
NorthWestern Corp.	46,978	2,548,557
PNM Resources, Inc.	117,139	3,580,939
Portland General Electric Co.	74,057	2,693,453

		21,386,997

TOTAL COMMON STOCKS (Cost: $296,346,157) 96.2%		362,050,296

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.6%)
U.S. Treasury Bill	A-1+	0.17	03/24/16	6,000,000	5,997,579

U.S. GOVERNMENT AGENCIES (0.9%)
FHLMC	A-1+	0.18	02/12/16	3,400,000	3,399,286

COMMERCIAL PAPER (1.2%)
Air Products & Chemicals†	A-1	0.18	01/13/16	2,000,000	1,999,880
Apple, Inc.†	A-1+	0.16	01/05/16	2,700,000	2,699,952

					4,699,832

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $14,096,697) 3.7%					14,096,697

TOTAL INVESTMENTS (Cost: $310,442,854) 99.9%					376,146,993

OTHER NET ASSETS 0.1%					321,241

NET ASSETS 100.0%					$376,468,234

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.9%)
2U, Inc.*	61,868	1,731,067
Carmike Cinemas, Inc.*	111,880	2,566,516
CST Brands, Inc.	252,033	9,864,581
Diamond Resorts Int’l., Inc.*	199,834	5,097,760
Drew Industries, Inc.	47,419	2,887,361
Five Below, Inc.*	80,302	2,577,701
Gentherm, Inc.*	33,198	1,573,585
Haverty Furniture Cos., Inc.	202,829	4,348,654
Houghton Mifflin Harcourt Co.*	147,801	3,219,101
HSN, Inc.	68,962	3,494,299
Intrawest Resorts Hldgs., Inc.*	207,840	1,625,306
Panera Bread Co. Cl A*	16,233	3,161,864
Performance Sports Group Ltd.*	237,828	2,290,284
Popeyes Louisiana Kitchen, Inc.*	46,807	2,738,180
Red Robin Gourmet Burgers, Inc.*	46,249	2,855,395
Select Comfort Corp.*	211,729	4,533,107
Steve Madden Ltd.*	95,124	2,874,659
Vista Outdoor, Inc.*	51,130	2,275,796

		59,715,216

CONSUMER STAPLES (3.6%)
Boston Beer Co., Inc. Cl A*	6,811	1,375,209
Casey’s General Stores, Inc.	22,139	2,666,643
Vector Group Ltd.	105,613	2,491,411
Village Super Market, Inc. Cl A	108,278	2,853,136
WD-40 Co.	50,163	4,948,585

		14,334,984

ENERGY (1.2%)
Gulfport Energy Corp.*	36,074	886,338
Matador Resources Co.*	126,324	2,497,425
Western Refining, Inc.	36,134	1,287,093

		4,670,856

FINANCIALS (8.1%)
Bank of the Ozarks, Inc.	42,051	2,079,842
Chesapeake Lodging Trust	77,959	1,961,448
CubeSmart	98,872	3,027,461
Easterly Government Pptys.	114,109	1,960,393
FBL Financial Group, Inc. Cl A	42,091	2,678,671
Heritage Financial Corp.	132,037	2,487,577
Investors Bancorp, Inc.	352,944	4,390,625
Pinnacle Financial Partners, Inc.	56,287	2,890,900
QTS Realty Trust, Inc.	87,158	3,931,697
Sabra Health Care REIT, Inc.	86,854	1,757,065
Safety Insurance Group, Inc.	61,626	3,474,474
Starwood Property Trust, Inc.	93,114	1,914,422

		32,554,575

HEALTH CARE (26.0%)
Abiomed, Inc.*	40,531	3,659,139
Acadia Healthcare Co., Inc.*	51,663	3,226,871
ACADIA Pharmaceuticals, Inc.*	70,513	2,513,788
Acceleron Pharma, Inc.*	39,545	1,928,214
Acorda Therapeutics, Inc.*	59,570	2,548,405
Agios Pharmaceuticals, Inc.*	15,673	1,017,491
Albany Molecular Research, Inc.*	55,175	1,095,224
Alnylam Pharmaceuticals, Inc.*	19,483	1,834,130
Anacor Pharmaceuticals, Inc.*	22,869	2,583,511
Ani Pharmaceuticals, Inc.*	27,387	1,235,838
Anika Therapeutics, Inc.*	64,540	2,462,846
BioSpecifics Technologies Corp.*	51,250	2,202,213

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Catalent, Inc.*	61,507	1,539,520
Cepheid, Inc.*	50,084	1,829,561
DexCom, Inc.*	31,375	2,569,613
Dyax Corp.*	76,346	2,872,137
Dynavax Technologies Corp.*	19,975	482,596
Emergent Biosolutions, Inc.*	145,848	5,835,383
Ensign Group, Inc.	138,742	3,139,741
Insulet Corp.*	73,479	2,778,222
Intersect ENT, Inc.*	83,680	1,882,800
Karyopharm Therapeutics, Inc.*	79,836	1,057,830
Kite Pharma, Inc.*	14,850	915,057
Lannett Co., Inc.*	55,390	2,222,247
Medicines Co.*	41,144	1,536,321
Medidata Solutions, Inc.*	52,336	2,579,637
Neogen Corp.*	43,795	2,475,293
Neurocrine Biosciences, Inc.*	64,955	3,674,504
NuVasive, Inc.*	33,825	1,830,271
Omeros Corp.*	105,406	1,658,035
Omnicell, Inc.*	138,207	4,295,486
Pacific Biosciences of CA, Inc.*	46,816	614,694
Pacira Pharmaceuticals, Inc.*	21,877	1,679,950
PAREXEL International Corp.*	44,073	3,002,232
PTC Therapeutics, Inc.*	16,356	529,934
Radius Health, Inc.*	33,084	2,035,989
Sarepta Therapeutics, Inc.*	54,394	2,098,524
Sorrento Therapeutics, Inc.*	138,796	1,208,913
STAAR Surgical Co.*	195,897	1,398,705
STERIS PLC	40,195	3,028,291
Supernus Pharmaceuticals, Inc.*	181,270	2,436,266
Team Health Hldgs., Inc.*	61,471	2,697,958
TESARO, Inc.*	35,829	1,874,573
Ultragenyx Pharmaceutical, Inc.*	30,105	3,377,179
WellCare Health Plans, Inc.*	55,597	4,348,226
Wright Medical Group NV*	114,446	2,767,304

		104,580,662

INDUSTRIALS (12.9%)
Allegiant Travel Co.	21,212	3,560,010
Astronics Corp.*	230,400	9,379,589
AZZ, Inc.	88,472	4,916,405
CEB, Inc.	37,510	2,302,763
Covenant Transportation Group Cl A*	113,304	2,140,313
EnPro Industries, Inc.	61,061	2,676,910
Forward Air Corp.	62,858	2,703,523
Generac Hldgs., Inc.*	59,118	1,759,943
Healthcare Svcs. Group, Inc.	115,345	4,022,073
Mueller Water Products, Inc. Cl A	381,072	3,277,218
Sun Hydraulics Corp.	103,870	3,295,779
Teledyne Technologies, Inc.*	38,077	3,377,457
The Advisory Board Co.*	87,729	4,352,236
Trex Co., Inc.*	104,824	3,987,501

		51,751,720

INFORMATION TECHNOLOGY (23.0%)
Ambarella, Inc.*	34,610	1,929,161
Apigee Corp.*	49,089	394,185
ARRIS Group, Inc.*	93,920	2,871,134
Blackhawk Network Hldgs., Inc.*	64,309	2,843,079
CalAmp Corp.*	154,529	3,079,763
Cavium, Inc.*	65,378	4,296,002
Cimpress NV*	16,393	1,330,128
Cognex Corp	30,065	1,015,295
comScore, Inc.*	76,658	3,154,456

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Cornerstone OnDemand, Inc.*	62,578	2,160,818
DTS, Inc.*	74,636	1,685,281
Envestnet, Inc.*	33,072	987,199
Euronet Worldwide, Inc.*	32,946	2,386,279
FARO Technologies, Inc.*	118,992	3,512,644
Globant SA*	73,555	2,759,048
Guidewire Software, Inc.*	39,074	2,350,662
Heartland Payment Systems, Inc.	18,127	1,718,802
Imperva, Inc.*	44,910	2,843,277
j2 Global, Inc.	37,286	3,069,384
LogMeIn, Inc.*	56,987	3,823,841
Manhattan Associates, Inc.*	39,745	2,629,907
MAXIMUS, Inc.	49,719	2,796,688
MaxLinear, Inc. Cl A*	239,039	3,521,039
Monolithic Power Systems, Inc.	75,822	4,830,625
New Relic, Inc.*	53,044	1,932,393
Paycom Software, Inc.*	51,833	1,950,476
Perficient, Inc.*	93,804	1,605,924
Proofpoint, Inc.*	61,745	4,014,016
Qlik Technologies, Inc.*	149,563	4,735,175
Rogers Corp.*	41,611	2,145,874
Rubicon Project, Inc.*	64,097	1,054,396
Ruckus Wireless, Inc.*	254,420	2,724,838
Synaptics, Inc.*	18,627	1,496,493
Synchronoss Technologies, Inc.*	47,771	1,682,972
Tyler Technologies, Inc.*	23,317	4,064,619
Verint Systems, Inc.*	42,415	1,720,356
Virtusa Corp.*	39,559	1,635,369

		92,751,598

MATERIALS (4.0%)
A. Schulman, Inc.	129,383	3,964,280
Berry Plastics Group, Inc.*	80,035	2,895,666
Calgon Carbon Corp.	152,762	2,635,145
Ferro Corp.*	244,038	2,713,703
PolyOne Corp.	120,474	3,826,257

		16,035,051

TELECOMMUNICATION SERVICES (2.5%)
inContact, Inc.*	441,443	4,211,366
ORBCOMM, Inc.*	353,497	2,559,318
Shenandoah Telecommunications Co.	75,489	3,249,806

		10,020,490

UTILITIES (1.2%)
Northwest Natural Gas Co.	97,846	4,951,991

TOTAL COMMON STOCKS (Cost: $352,096,287) 97.4%		391,367,143

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.8%)
FHLMC	A-1+	0.18	02/12/16	3,000,000	2,999,370

COMMERCIAL PAPER (1.7%)
Air Products & Chemicals†	A-1	0.18	01/13/16	2,000,000	1,999,880
Intercontinental Exchange, Inc.†	A-1	0.60	01/04/16	5,000,000	4,999,750

					6,999,630

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $9,999,000) 2.5%					9,999,000

TOTAL INVESTMENTS (Cost: $362,095,287) 99.9%					401,366,143

OTHER NET ASSETS 0.1%					257,814

NET ASSETS 100.0%					$401,623,957

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.5%)
CST Brands, Inc.	17,956	702,798
Diamond Resorts Int’l., Inc.*	53,305	1,359,811
Dillard’s, Inc. Cl A	2,525	165,918
Jarden Corp.*	7,427	424,230
Liberty Interactive Corp Cl A*	15,867	433,486
Macy’s, Inc.	12,259	428,820
MSG Networks, Inc.*	10,650	221,520
Taylor Morrison Home Corp. Cl A*	12,243	195,888
Wiley (John) & Sons, Inc. Cl A	12,799	576,339

		4,508,810

CONSUMER STAPLES (4.4%)
Constellation Brands, Inc. Cl A	7,519	1,071,006
Edgewell Personal Care Co.	7,185	563,088
Energizer Hldgs., Inc.	7,185	244,721
Ingredion, Inc.	11,357	1,088,455
Vector Group Ltd.	25,971	612,656

		3,579,926

ENERGY (6.6%)
Atwood Oceanics, Inc.	16,762	171,475
Cameron International Corp.*	9,384	593,069
Cheniere Energy, Inc.*	9,960	371,010
Hess Corp.	7,260	351,965
MPLX LP	12,156	478,095
Noble Energy, Inc.	24,278	799,475
PBF Energy, Inc.	36,629	1,348,313
Range Resources Corp.	17,210	423,538
Tesoro Corp.	8,129	856,553

		5,393,493

FINANCIALS (33.0%)
Alexander’s, Inc.	1,034	397,170
American Financial Group, Inc.	24,503	1,766,171
Ameriprise Financial, Inc.	15,623	1,662,599
Aon PLC	6,534	602,500
Apartment Investment & Management Co. Cl A	14,959	598,809
Associated Banc-Corp.	45,648	855,900
Assurant, Inc.	4,612	371,450
BOK Financial Corp.	9,453	565,195
Brandywine Realty Trust	42,191	576,329
CIT Group, Inc.	10,414	413,436
Comerica, Inc.	6,058	253,406
DDR Corp.	25,470	428,915
Discover Financial Svcs.	16,715	896,258
Duke Realty Corp.	46,529	978,040
Equity Lifestyle Properties, Inc.	12,468	831,242
Everest Re Group Ltd.	5,652	1,034,825
Fifth Third Bancorp	42,465	853,547
First Niagara Financial Group, Inc.	33,210	360,329
General Growth Pptys., Inc.	27,431	746,398
Hartford Financial Svcs. Group, Inc.	26,111	1,134,784
Host Hotels & Resorts, Inc.	44,839	687,830
Huntington Bancshares, Inc.	37,018	409,419
iShares Russell Mid-Cap Value ETF	11,840	813,171
KeyCorp	71,319	940,698
Kilroy Realty Corp.	7,941	502,506
Lincoln National Corp.	19,166	963,283
Progressive Corp.	21,589	686,530
ProLogis, Inc.	17,883	767,538
Regency Centers Corp.	3,240	220,709

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Reinsurance Grp. of America, Inc.	11,258	963,122
RLJ Lodging Trust	26,344	569,821
Starwood Property Trust, Inc.	21,119	434,207
SVB Financial Group*	4,593	546,108
Vornado Realty Trust	11,850	1,184,526
Voya Financial, Inc.	24,956	921,126
Welltower, Inc.	8,403	571,656
Weyerhaeuser Co.	14,356	430,393

		26,939,946

HEALTH CARE (7.9%)
Agilent Technologies, Inc.	14,639	612,057
Boston Scientific Corp.*	54,286	1,001,034
Cardinal Health, Inc.	9,282	828,604
CIGNA Corp.	4,585	670,923
HCA Hldgs., Inc.*	9,188	621,384
Humana, Inc.	3,420	610,504
MEDNAX, Inc.*	11,429	819,002
Mylan NV*	11,583	626,293
Zimmer Biomet Hldgs., Inc.	6,840	701,716

		6,491,517

INDUSTRIALS (9.0%)
Alaska Air Group, Inc.	16,943	1,364,081
AZZ, Inc.	5,666	314,860
L-3 Communications Hldgs., Inc.	9,725	1,162,235
Old Dominion Freight Line, Inc.*	13,932	822,963
Orbital ATK, Inc.	10,264	916,986
Oshkosh Corp.	22,655	884,451
Snap-on, Inc.	4,089	700,977
Triumph Group, Inc.	18,065	718,084
United Rentals, Inc.*	6,066	440,028

		7,324,665

INFORMATION TECHNOLOGY (9.6%)
Analog Devices, Inc.	9,350	517,242
ARRIS Group, Inc.*	20,220	618,125
Avago Technologies Ltd.	10,064	1,460,790
Avnet, Inc.	16,581	710,330
CA, Inc.	22,075	630,462
Computer Sciences Corp.	11,791	385,330
CSRA, Inc.	11,791	353,730
F5 Networks, Inc.*	1,733	168,032
Fidelity Nat’l. Information Svcs., Inc.	11,447	693,688
FireEye, Inc.*	10,223	212,025
Harris Corp.	8,677	754,031
NXP Semiconductors NV*	2,420	203,885
SS&C Technologies Hldgs., Inc.	5,340	364,562
Western Digital Corp.	6,475	388,824
Xerox Corp.	30,762	327,000

		7,788,056

MATERIALS (7.3%)
Ashland, Inc.	3,630	372,801
CF Industries Hldgs., Inc.	7,360	300,362
Crown Hldgs., Inc.*	30,019	1,521,963
Eastman Chemical Co.	13,709	925,495
Freeport-McMoRan Copper & Gold, Inc.	22,840	154,627
International Paper Co.	19,330	728,741
Packaging Corp. of America	22,331	1,407,970
RPM International, Inc.	11,582	510,303

		5,922,262

UTILITIES (11.0%)
Ameren Corp.	17,204	743,729
Atmos Energy Corp.	16,659	1,050,183
Consolidated Edison, Inc.	10,877	699,065

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Edison International	18,428	1,091,122
Entergy Corp.	8,171	558,570
Eversource Energy	9,997	510,547
FirstEnergy Corp.	18,086	573,869
Great Plains Energy, Inc.	33,163	905,682
PPL Corp.	26,935	919,292
Public Svc. Enterprise Group, Inc.	24,476	946,976
Sempra Energy	4,449	418,250
Westar Energy, Inc.	12,970	550,058

		8,967,343

TOTAL COMMON STOCKS (Cost: $65,769,734) 94.3%		76,916,018

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.3%)
U.S. Treasury Bill	A-1+	0.17	03/24/16	3,500,000	3,498,587

U.S. GOVERNMENT AGENCIES (1.2%) FHLMC	A-1+	0.18	02/12/16	950,000	949,801

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,448,388) 5.5%					4,448,388

TOTAL INVESTMENTS (Cost: $70,218,122) 99.8%					81,364,406

OTHER NET ASSETS 0.2%					165,101

NET ASSETS 100.0%					$81,529,507

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.3%)
Aaron’s, Inc.	42,343	948,060
Abercrombie & Fitch Co. Cl A	43,680	1,179,360
AMC Networks, Inc. Cl A*	38,088	2,844,412
American Eagle Outfitters, Inc.	115,628	1,792,234
Ascena Retail Group, Inc.*	112,997	1,113,018
Big Lots, Inc.	31,826	1,226,574
Brinker International, Inc.	36,611	1,755,497
Brunswick Corp.	57,997	2,929,428
Buffalo Wild Wings, Inc.*	11,989	1,914,044
Cabela’s, Inc.*	32,196	1,504,519
Cable One, Inc.	2,729	1,183,458
CalAtlantic Group, Inc.	47,431	1,798,584
Carter’s, Inc.	32,981	2,936,298
Cheesecake Factory, Inc.	28,020	1,292,002
Chico’s FAS, Inc.	91,564	976,988
Cinemark Hldgs., Inc.	67,957	2,271,803
Cracker Barrel Old Country Store, Inc.	14,786	1,875,308
CST Brands, Inc.	47,972	1,877,624
Dana Hldg. Corp.	99,226	1,369,319
Deckers Outdoor Corp.*	20,845	983,884
Devry Education Group Inc.	37,159	940,494
Dick’s Sporting Goods, Inc.	56,788	2,007,456
Domino’s Pizza, Inc.	34,779	3,869,164
DreamWorks Animation SKG Cl A*	46,139	1,189,002
Dunkin’ Brands Group, Inc.	58,353	2,485,254
Foot Locker, Inc.	87,217	5,676,955
Gentex Corp.	184,651	2,956,263
Graham Hldgs. Co. Cl B	2,937	1,424,357
Guess?, Inc.	42,266	797,982
HSN, Inc.	20,300	1,028,601
International Speedway Corp. Cl A	16,624	560,561
Jack in the Box, Inc.	22,091	1,694,601
Jarden Corp.*	130,871	7,475,353
Kate Spade & Co.*	83,016	1,475,194
KB Home	60,897	750,860
Live Nation Entertainment, Inc.*	92,786	2,279,752
LKQ Corp.*	193,832	5,743,242
MDC Hldgs., Inc.	26,169	668,095
Meredith Corp.	23,935	1,035,189
Murphy USA, Inc.*	24,232	1,471,852
New York Times Co. Cl A	75,535	1,013,680
NVR, Inc.*	2,298	3,775,614
Office Depot, Inc.*	306,841	1,730,583
Panera Bread Co. Cl A*	15,219	2,964,357
Penney (J.C.) Co., Inc.*	192,840	1,284,314
Polaris Industries, Inc.	39,166	3,366,318
Rent-A-Center, Inc.	30,917	462,827
Service Corp. International	126,158	3,282,631
Skechers U.S.A., Inc. Cl A*	82,618	2,495,890
Sotheby’s	38,686	996,551
Tempur Sealy Int’l., Inc.*	39,633	2,792,541
The Wendy’s Co.	139,916	1,506,895
Thor Industries, Inc.	28,389	1,594,042
Time, Inc.	67,031	1,050,376
Toll Brothers, Inc.*	103,096	3,433,097
TRI Pointe Group, Inc.*	89,004	1,127,681
Tupperware Brands Corp.	32,099	1,786,309
Vista Outdoor, Inc.*	38,631	1,719,466
Wiley (John) & Sons, Inc. Cl A	31,743	1,429,387
Williams-Sonoma, Inc.	53,486	3,124,117

		120,239,317

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

CONSUMER STAPLES (3.4%)
Avon Products, Inc.	289,261	1,171,507
Boston Beer Co., Inc. Cl A*	5,842	1,179,558
Casey’s General Stores, Inc.	25,031	3,014,984
Dean Foods Co.	59,543	1,021,162
Edgewell Personal Care Co.	37,881	2,968,734
Energizer Hldgs., Inc.	38,216	1,301,637
Flowers Foods, Inc.	118,998	2,557,267
Hain Celestial Group, Inc.*	66,427	2,682,987
Ingredion, Inc.	44,792	4,292,865
Lancaster Colony Corp.	12,578	1,452,256
Post Hldgs., Inc.*	39,408	2,431,474
SUPERVALU, Inc.*	169,841	1,151,522
Tootsie Roll Industries, Inc.	11,750	371,183
TreeHouse Foods, Inc.*	27,838	2,184,169
United Natural Foods, Inc.*	32,108	1,263,771
WhiteWave Foods Co. Cl A*	111,058	4,321,267

		33,366,343

ENERGY (2.9%)
Atwood Oceanics, Inc.	34,443	352,352
California Resources Corp.	184,666	430,272
Denbury Resources, Inc.	197,470	398,889
Dril-Quip, Inc.*	24,202	1,433,484
Energen Corp.	50,363	2,064,379
Gulfport Energy Corp.*	68,756	1,689,335
HollyFrontier Corp.	116,502	4,647,265
Nabors Industries Ltd.	185,358	1,577,397
Noble Corp. PLC	156,052	1,646,349
Oceaneering Int’l., Inc.	61,709	2,315,322
Oil States International, Inc.*	32,835	894,754
Patterson-UTI Energy, Inc.	91,068	1,373,305
QEP Resources, Inc.	100,445	1,345,963
Rowan Companies PLC Cl A	80,164	1,358,780
SM Energy Co.	42,181	829,278
Superior Energy Services, Inc.	93,499	1,259,432
Western Refining, Inc.	44,945	1,600,941
World Fuel Services Corp.	46,039	1,770,660
WPX Energy, Inc.*	151,743	871,005

		27,859,162

FINANCIALS (25.8%)
Alexander & Baldwin, Inc.	28,474	1,005,417
Alexandria Real Estate Equities, Inc.	45,879	4,145,626
Alleghany Corp.*	9,776	4,672,244
American Campus Communities, Inc.	71,079	2,938,406
American Financial Group, Inc.	44,762	3,226,445
Aspen Insurance Hldgs. Ltd.	38,827	1,875,344
Associated Banc-Corp.	94,555	1,772,906
BancorpSouth, Inc.	54,888	1,316,763
Bank of Hawaii Corp.	26,587	1,672,322
Bank of the Ozarks, Inc.	50,367	2,491,152
Berkley (W.R.) Corp.	62,944	3,446,184
BioMed Realty Trust, Inc.	129,651	3,071,432
Brown & Brown, Inc.	73,791	2,368,691
Camden Property Trust	54,421	4,177,356
Care Capital Pptys., Inc.	51,627	1,578,237
Cathay General Bancorp	47,992	1,503,589
CBOE Holdings, Inc.	51,688	3,354,551
CNO Financial Group, Inc.	116,274	2,219,671
Commerce Bancshares, Inc.	52,831	2,247,431
Communications Sales & Leasing*	76,795	1,435,299
Corporate Office Pptys. Trust	58,824	1,284,128
Corrections Corp. of America	74,305	1,968,339
Cullen/Frost Bankers, Inc.	33,890	2,033,400

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Douglas Emmett, Inc.	89,151	2,779,728
Duke Realty Corp.	219,761	4,619,376
East West Bancorp, Inc.	91,869	3,818,076
Eaton Vance Corp.	73,231	2,374,881
Endurance Specialty Hldgs. Ltd.	38,562	2,467,582
Equity One, Inc.	45,650	1,239,398
Everest Re Group Ltd.	26,999	4,943,247
Extra Space Storage, Inc.	77,837	6,866,002
FactSet Research Systems, Inc.	26,517	4,310,869
Federal Realty Investment Trust	43,676	6,381,064
Federated Investors, Inc. Cl B	58,237	1,668,490
First American Financial Corp.	69,017	2,477,710
First Horizon National Corp.	154,487	2,243,151
First Niagara Financial Group, Inc.	227,042	2,463,406
FirstMerit Corp.	104,902	1,956,422
Fulton Financial Corp.	107,466	1,398,133
Gallagher (Arthur J.) & Co.	112,379	4,600,796
Genworth Financial, Inc.*	317,362	1,183,760
Hancock Hldg. Co.	50,475	1,270,456
Hanover Insurance Group, Inc.	26,854	2,184,304
Highwoods Properties, Inc.	60,162	2,623,063
Hospitality Properties Trust	96,160	2,514,584
International Bancshares Corp.	36,629	941,365
Janus Capital Group, Inc.	89,202	1,256,856
Jones Lang LaSalle, Inc.	28,739	4,594,217
Kemper Corp.	31,766	1,183,284
Kilroy Realty Corp.	58,170	3,680,998
Lamar Advertising Co. Cl A	52,583	3,153,928
LaSalle Hotel Pptys.	72,970	1,835,925
Liberty Property Trust	92,984	2,887,153
Mack-Cali Realty Corp.	56,173	1,311,640
MarketAxess Hldgs., Inc.	23,670	2,641,335
Mercury General Corp.	22,339	1,040,327
Mid-America Apt. Communities, Inc.	47,086	4,275,880
MSCI, Inc. Cl A	58,388	4,211,526
National Retail Pptys., Inc.	86,705	3,472,535
New York Community Bancorp, Inc.	306,089	4,995,372
Old Republic Int’l. Corp.	153,845	2,866,132
Omega Healthcare Investors, Inc.	102,459	3,584,016
PacWest Bancorp	70,774	3,050,359
Post Properties, Inc.	34,929	2,066,400
Potlatch Corp.	24,232	732,776
Primerica, Inc.	30,329	1,432,439
Prosperity Bancshares, Inc.	41,579	1,989,971
Raymond James Financial, Inc.	79,728	4,621,832
Rayonier, Inc.	79,435	1,763,457
Regency Centers Corp.	59,002	4,019,216
Reinsurance Grp. of America, Inc.	41,953	3,589,079
RenaissanceRe Hldgs. Ltd.	27,512	3,114,083
RMR Group, Inc. Cl A*	0	1
SEI Investments Co.	86,956	4,556,494
Senior Housing Pptys. Trust	150,350	2,231,194
Signature Bank*	31,732	4,866,737
SLM Corp.*	264,888	1,727,070
Sovran Self Storage, Inc.	22,680	2,433,791
StanCorp Financial Group, Inc.	26,900	3,063,372
Stifel Financial Corp.*	44,533	1,886,418
SVB Financial Group*	32,122	3,819,306
Synovus Financial Corp.	81,401	2,635,764
Tanger Factory Outlet Centers, Inc.	58,567	1,915,141
Taubman Centers, Inc.	38,286	2,937,302
TCF Financial Corp.	106,091	1,498,005
Trustmark Corp.	44,560	1,026,662
UDR, Inc.	165,021	6,199,839

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Umpqua Hldgs. Corp.	139,280	2,214,552
Urban Edge Pptys.	56,639	1,328,185
Valley National Bancorp	139,966	1,378,665
Waddell & Reed Financial, Inc. Cl A	52,278	1,498,287
Washington Federal, Inc.	59,033	1,406,756
Webster Financial Corp.	57,509	2,138,760
Weingarten Realty Investors	73,119	2,528,455
WisdomTree Investments, Inc.	69,816	1,094,715
WP Glimcher, Inc.	115,705	1,227,630

		252,114,633

HEALTH CARE (9.4%)
Akorn, Inc.*	51,154	1,908,556
Align Technology, Inc.*	46,094	3,035,290
Allscripts Healthcare Solutions, Inc.*	118,672	1,825,175
Amsurg Corp.*	35,158	2,672,008
Bio-Rad Laboratories, Inc. Cl A*	12,931	1,793,012
Bio-Techne Corp.	24,184	2,176,560
Catalent, Inc.*	61,710	1,544,601
Centene Corp.*	75,731	4,983,857
Charles River Laboratories Int’l., Inc.*	29,554	2,375,846
Community Health Systems, Inc.*	73,405	1,947,435
Cooper Companies, Inc.	30,575	4,103,165
Halyard Health, Inc.*	30,240	1,010,318
Health Net, Inc.*	49,330	3,377,132
Hill-Rom Hldgs., Inc.	36,002	1,730,256
Hologic, Inc.*	155,027	5,997,995
IDEXX Laboratories, Inc.*	58,000	4,229,360
LifePoint Health, Inc.*	28,017	2,056,448
LivaNova PLC*	25,974	1,542,076
MEDNAX, Inc.*	59,576	4,269,216
Mettler-Toledo Int’l., Inc.*	17,241	5,846,940
Molina Healthcare, Inc.*	25,745	1,548,047
Owens & Minor, Inc.	38,579	1,388,072
PAREXEL International Corp.*	34,470	2,348,096
ResMed, Inc.	88,691	4,761,820
Sirona Dental Systems, Inc.*	35,392	3,877,901
STERIS PLC	54,533	4,108,516
Teleflex, Inc.	26,133	3,435,183
United Therapeutics Corp.*	28,856	4,519,138
VCA Inc.*	51,663	2,841,465
WellCare Health Plans, Inc.*	28,097	2,197,466
West Pharmaceutical Svcs, Inc.	45,249	2,724,895

		92,175,845

INDUSTRIALS (14.5%)
Acuity Brands, Inc.	27,729	6,483,040
AECOM*	94,840	2,848,045
AGCO Corp.	46,188	2,096,473
Alaska Air Group, Inc.	80,550	6,485,081
B/E Aerospace, Inc.	65,107	2,758,584
Carlisle Cos., Inc.	40,902	3,627,598
CEB, Inc.	21,757	1,335,662
CLARCOR, Inc.	32,291	1,604,217
Clean Harbors, Inc.*	34,274	1,427,512
Copart, Inc.*	64,258	2,442,447
Crane Co.	30,624	1,465,052
Deluxe Corp.	30,976	1,689,431
Donaldson Co., Inc.	79,483	2,277,983
Donnelley (R.R.) & Sons Co.	134,150	1,974,688
Esterline Technologies Corp.*	19,077	1,545,237
Fortune Brands Home & Security, Inc.	100,798	5,594,289
FTI Consulting, Inc.*	27,377	948,887
GATX Corp.	27,706	1,178,890
Genesee & Wyoming, Inc. Cl A*	35,933	1,929,243
Graco, Inc.	35,683	2,571,674

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Granite Construction, Inc.	24,471	1,050,051
HNI Corp.	27,828	1,003,478
Hubbell, Inc.	34,008	3,436,168
Huntington Ingalls Industries, Inc.	29,529	3,745,754
IDEX Corp.	47,942	3,672,837
ITT Corp.	56,589	2,055,312
JetBlue Airways Corp*	199,983	4,529,615
Joy Global, Inc.	61,555	776,209
KBR, Inc.	92,618	1,567,097
Kennametal, Inc.	51,168	982,426
Kirby Corp.*	34,396	1,809,918
KLX, Inc.*	32,867	1,011,975
Landstar System, Inc.	26,763	1,569,650
Lennox International, Inc.	25,329	3,163,592
Lincoln Electric Hldgs., Inc.	42,393	2,199,773
Manpowergroup, Inc.	46,885	3,951,937
Miller (Herman), Inc.	38,689	1,110,374
MSA Safety, Inc.	19,630	853,316
MSC Industrial Direct Co., Inc. Cl A	30,223	1,700,648
Nordson Corp.	33,910	2,175,327
NOW, Inc.*	70,749	1,119,249
Old Dominion Freight Line, Inc.*	43,579	2,574,212
Orbital ATK, Inc.	37,453	3,346,051
Oshkosh Corp.	47,138	1,840,268
Regal Beloit Corp.	27,661	1,618,722
Rollins, Inc.	59,900	1,551,410
Smith (A.O.) Corp.	47,165	3,613,311
Teledyne Technologies, Inc.*	22,244	1,973,043
Terex Corp.	70,968	1,311,489
Timken Co.	44,355	1,268,109
Toro Co.	35,180	2,570,603
Towers Watson & Co. Cl A	43,566	5,596,488
Trinity Industries, Inc.	97,971	2,353,263
Triumph Group, Inc.	30,577	1,215,436
Valmont Industries, Inc.	14,503	1,537,608
Wabtec Corp.	61,291	4,359,016
Waste Connections, Inc.	76,970	4,334,950
Watsco, Inc.	16,673	1,952,908
Werner Enterprises, Inc.	28,381	663,832
Woodward, Inc.	35,674	1,771,571

		141,221,029

INFORMATION TECHNOLOGY (15.9%)
3D Systems Corp.*	72,033	625,967
ACI Worldwide, Inc.*	73,529	1,573,521
Acxiom Corp.*	48,463	1,013,846
Advanced Micro Devices, Inc.*	416,441	1,195,186
ANSYS, Inc.*	56,255	5,203,588
ARRIS Group, Inc.*	84,834	2,593,375
Arrow Electronics, Inc.*	58,034	3,144,282
Atmel Corp.	266,293	2,292,783
Avnet, Inc.	83,353	3,570,843
Belden, Inc.	26,349	1,256,320
Broadridge Financial Solutions, Inc.	76,056	4,086,489
Cadence Design Systems, Inc.*	187,658	3,905,163
CDK Global, Inc.	100,134	4,753,361
Ciena Corp.*	79,917	1,653,483
Cognex Corp	54,482	1,839,857
CommVault Systems, Inc.*	27,845	1,095,701
Computer Sciences Corp.	87,654	2,864,533
Convergys Corp.	63,630	1,583,751
CoreLogic, Inc.*	56,408	1,909,975
Cree, Inc.*	65,525	1,747,552
Cypress Semiconductor Corp.	212,124	2,080,936
Diebold, Inc.	42,474	1,278,043

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

DST Systems, Inc.	20,239	2,308,460
Fair Isaac Corp.	20,098	1,892,830
Fairchild Semiconductor Int’l., Inc.*	73,939	1,531,277
FEI Company	26,717	2,131,749
Fortinet, Inc.*	94,482	2,945,004
Gartner, Inc.*	52,622	4,772,815
Global Payments, Inc.	81,890	5,282,724
Henry (Jack) & Associates, Inc.	50,119	3,912,289
Ingram Micro, Inc. Cl A	97,053	2,948,470
Integrated Device Technology, Inc.*	92,977	2,449,944
InterDigital, Inc.	21,573	1,057,940
Intersil Corp. Cl A	85,707	1,093,621
IPG Photonics Corp.*	23,106	2,060,131
j2 Global, Inc.	28,761	2,367,606
Jabil Circuit, Inc.	118,117	2,750,945
Keysight Technologies, Inc.*	107,442	3,043,832
Knowles Corp.*	57,138	761,650
Leidos Hldgs., Inc.	41,022	2,307,898
Lexmark International, Inc. Cl A	38,421	1,246,761
Manhattan Associates, Inc.*	45,663	3,021,521
MAXIMUS, Inc.	42,266	2,377,463
Mentor Graphics Corp.	63,111	1,162,505
National Instruments Corp.	63,574	1,823,938
NCR Corp.*	78,726	1,925,638
NetScout Systems, Inc.*	61,999	1,903,369
NeuStar, Inc. Cl A*	33,755	809,107
Plantronics, Inc.	21,169	1,003,834
Polycom, Inc.*	86,982	1,095,103
PTC, Inc.*	70,910	2,455,613
Rackspace Hosting, Inc.*	71,002	1,797,771
Science Applications Int’l. Corp.	26,592	1,217,382
Silicon Laboratories, Inc.*	23,810	1,155,737
SolarWinds, Inc.*	40,210	2,368,369
Solera Hldgs., Inc.	42,782	2,345,737
SunEdison, Inc.*	197,094	1,003,208
Synaptics, Inc.*	23,198	1,863,727
SYNNEX Corp.	18,319	1,647,428
Synopsys, Inc.*	98,515	4,493,269
Tech Data Corp.*	21,293	1,413,429
Teradyne, Inc.	130,817	2,703,987
Trimble Navigation Ltd.*	159,556	3,422,476
Tyler Technologies, Inc.*	20,346	3,546,715
Ultimate Software Group, Inc.*	18,332	3,584,089
VeriFone Systems, Inc.*	71,151	1,993,651
Vishay Intertechnology, Inc.	81,770	985,329
WEX, Inc.*	24,856	2,197,270
Zebra Technologies Corp. Cl A*	32,976	2,296,778

		155,748,944

MATERIALS (6.1%)
Albemarle Corp.	70,029	3,922,324
Allegheny Technologies, Inc.	70,794	796,433
AptarGroup, Inc.	38,882	2,824,777
Ashland, Inc.	40,158	4,124,227
Bemis Co., Inc.	60,870	2,720,280
Cabot Corp.	39,518	1,615,496
Carpenter Technology Corp.	32,546	985,167
Commercial Metals Co.	74,593	1,021,178
Compass Minerals Int’l., Inc.	21,198	1,595,573
Domtar Corp.	38,398	1,418,806
Eagle Materials, Inc.	31,203	1,885,597
Greif, Inc. Cl A	15,417	474,998
Louisiana-Pacific Corp.*	87,583	1,577,370
Minerals Technologies, Inc.	22,134	1,015,065
NewMarket Corp.	6,356	2,419,920

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Olin Corp.	105,908	1,827,972
Packaging Corp. of America	61,260	3,862,443
PolyOne Corp.	53,334	1,693,888
Reliance Steel & Aluminum Co.	44,574	2,581,280
Royal Gold, Inc.	40,300	1,469,741
RPM International, Inc.	83,993	3,700,732
Scotts Miracle-Gro Co. Cl A	28,750	1,854,663
Sensient Technologies Corp.	28,714	1,803,813
Silgan Hldgs., Inc.	25,066	1,346,546
Sonoco Products Co.	64,891	2,652,095
Steel Dynamics, Inc.	152,817	2,730,840
The Chemours Co.	122,716	657,758
United States Steel Corp.	92,795	740,504
Valspar Corp.	46,136	3,826,981
Worthington Industries, Inc.	28,202	850,008

		59,996,475

TELECOMMUNICATION SERVICES (0.2%)
Telephone & Data Systems, Inc.	61,205	1,584,597

UTILITIES (4.8%)
Alliant Energy Corp.	71,505	4,465,487
Aqua America, Inc.	110,766	3,300,827
Atmos Energy Corp.	63,431	3,998,690
Black Hills Corp.	31,838	1,478,238
Cleco Corp.	38,847	2,028,202
Great Plains Energy, Inc.	95,674	2,612,857
Hawaiian Electric Industries, Inc.	67,331	1,949,232
Idacorp, Inc.	32,266	2,194,088
MDU Resources Group, Inc.	124,500	2,280,840
National Fuel Gas Co.	52,632	2,250,018
OGE Energy Corp.	126,305	3,320,558
ONE Gas, Inc.	32,220	1,616,477
PNM Resources, Inc.	49,934	1,526,482
Questar Corp.	110,941	2,161,131
Talen Energy Corp.*	45,672	284,537
UGI Corp.	109,792	3,706,578
Vectren Corp.	52,868	2,242,661
Westar Energy, Inc.	88,621	3,758,417
WGL Hldgs., Inc.	31,803	2,003,271

		47,178,591

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $758,644,903) 95.3%		931,484,936

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.2%)
U.S. Treasury Bill (1)	A-1+	0.11	02/11/16	2,000,000	1,999,749
U.S. Treasury Bill (1)	A-1+	0.15	01/07/16	7,500,000	7,499,812
U.S. Treasury Bill (1)	A-1+	0.17	03/24/16	12,000,000	11,995,156

					21,494,717

U.S. GOVERNMENT AGENCIES (1.4%) FHLMC	A-1+	0.18	02/12/16	13,600,000	13,597,147

COMMERCIAL PAPER (1.0%)
Emerson Electric Co.†	A-1	0.25	02/02/16	900,000	899,800
Intercontinental Exchange, Inc.†	A-1	0.60	01/04/16	2,400,000	2,399,880
Toyota Motor Credit Corp.	A-1+	0.25	02/01/16	6,500,000	6,498,600

					9,798,280

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $44,890,144) 4.6%					44,890,144

TOTAL INVESTMENTS (Cost: $803,535,047) 99.9%					976,375,080

OTHER NET ASSETS 0.1%					1,022,397

NET ASSETS 100.0%					$977,397,477

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
FINANCIALS (95.3%)
iShares Core MSCI Europe ETF	387,506	16,368,253
iShares Core MSCI Pacific ETF	174,447	8,324,611
iShares MSCI EAFE ETF	1,552,329	91,199,329
iShares MSCI EAFE Growth ETF	365,018	24,507,309
iShares MSCI EAFE Small-Cap ETF	177,935	8,887,853
iShares MSCI EAFE Value ETF	514,729	23,945,193
iShares MSCI Emerging Markets ETF	179,014	8,710,821
Vanguard FTSE Developed Markets ETF	2,416,800	88,744,896
Vanguard FTSE Europe ETF	424,630	21,180,544
Vanguard FTSE Pacific ETF	220,480	12,494,602

		304,363,411

TOTAL COMMON STOCKS (Cost: $313,654,921) 95.3%		304,363,411

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (3.0%)
U.S. Treasury Bill	A-1+	0.17	03/24/16	9,500,000	9,496,167

U.S. GOVERNMENT AGENCIES (1.7%)
FHLMC	A-1+	0.18	02/12/16	5,500,000	5,498,845

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $14,995,012) 4.7%					14,995,012

TOTAL INVESTMENTS (Cost: $328,649,933) 100.0%					319,358,423

OTHER NET ASSETS 0.0% (2)					61,310

NET ASSETS 100.0%					$319,419,733

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (8.1%)
Amazon.com, Inc.*	3,856	2,606,232
AutoZone, Inc.*	1,029	763,425
Disney (Walt) Co.	17,805	1,870,949
Ford Motor Co.	26,554	374,146
General Motors Co.	28,927	983,807
Home Depot, Inc.	12,040	1,592,290
Johnson Controls, Inc.	6,494	256,448
Macy’s, Inc.	12,292	429,974
McDonald’s Corp.	10,137	1,197,585
Priceline Group Inc.*	401	511,255
Starbucks Corp.	17,438	1,046,803
Target Corp.	7,685	558,008
Time Warner Cable, Inc.	6,661	1,236,215
Time Warner, Inc.	11,212	725,080
Viacom, Inc. Cl B	8,006	329,527

		14,481,744

CONSUMER STAPLES (5.3%)
Coca-Cola Co.	16,932	727,399
Colgate-Palmolive Co.	9,426	627,960
Constellation Brands, Inc. Cl A	10,079	1,435,653
Estee Lauder Cos., Inc. Cl A	8,989	791,571
Mondelez International, Inc. Cl A	13,926	624,442
PepsiCo, Inc.	11,047	1,103,816
Philip Morris Int’l., Inc.	7,336	644,908
Proctor & Gamble Co.	19,030	1,511,172
Sysco Corp.	13,549	555,509
Tyson Foods, Inc. Cl A	11,448	610,522
Wal-Mart Stores, Inc.	15,518	951,253

		9,584,205

ENERGY (3.8%)
Anadarko Petroleum Corp.	8,589	417,254
Apache Corp.	5,878	261,395
Chevron Corp.	7,838	705,106
EOG Resources, Inc.	8,416	595,769
Exxon Mobil Corp.	31,715	2,472,184
Halliburton Co.	19,537	665,039
Hess Corp.	5,687	275,706
National Oilwell Varco, Inc.	8,791	294,411
Noble Energy, Inc.	15,050	495,597
Occidental Petroleum Corp.	9,254	625,663
Range Resources Corp.	4,938	121,524

		6,929,648

FINANCIALS (8.9%)
American Int’l. Group, Inc.	17,903	1,109,449
Aon PLC	5,724	527,810
Bank of America Corp.	65,458	1,101,658
Berkshire Hathaway, Inc. Cl B*	7,390	975,776
Capital One Financial Corp.	17,760	1,281,917
Citigroup, Inc.	17,238	892,067
Comerica, Inc.	12,407	518,985
Franklin Resources, Inc.	6,849	252,180
Goldman Sachs Group, Inc.	6,112	1,101,566
Host Hotels & Resorts, Inc.	24,587	377,165
JPMorgan Chase & Co.	39,248	2,591,545
MetLife, Inc.	17,834	859,777
PNC Financial Svcs. Grp., Inc.	7,962	758,858
Simon Property Group, Inc.	6,360	1,236,638
Wells Fargo & Co.	38,271	2,080,412
Zions Bancorporation	16,999	464,073

		16,129,876

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

HEALTH CARE (8.9%)
Abbott Laboratories	18,307	822,167
Allergan PLC*	3,653	1,141,563
BIOGEN, Inc.*	2,648	811,215
Celgene Corp.*	10,072	1,206,223
Cerner Corp.*	4,890	294,231
Express Scripts Hldg. Co.*	7,638	667,638
Gilead Sciences, Inc.	14,801	1,497,713
Humana, Inc.	2,684	479,121
McKesson Corp.	3,249	640,800
Medtronic PLC	17,785	1,368,022
Merck & Co., Inc.	27,311	1,442,567
Mylan NV*	26,629	1,439,830
Pfizer, Inc.	61,829	1,995,840
St. Jude Medical, Inc.	5,018	309,962
Stryker Corp.	6,687	621,490
UnitedHealth Group, Inc.	7,690	904,652
Vertex Pharmaceuticals, Inc.*	3,279	412,597

		16,055,631

INDUSTRIALS (6.1%)
Boeing Co.	9,304	1,345,265
Cummins, Inc.	6,666	586,675
Delta Air Lines, Inc.	15,055	763,138
Expeditors Int’l. of Wash.	12,243	552,159
FedEx Corp.	6,677	994,806
General Electric Co.	98,869	3,079,769
Roper Technologies, Inc.	13,292	2,522,689
Tyco International PLC	11,750	374,708
Union Pacific Corp.	9,338	730,232

		10,949,441

INFORMATION TECHNOLOGY (12.0%)
Alphabet, Inc. Cl A*	1,782	1,386,414
Alphabet, Inc. Cl C*	1,786	1,355,360
Analog Devices, Inc.	7,453	412,300
Apple, Inc.	36,969	3,891,357
Automatic Data Processing, Inc.	7,967	674,964
Avago Technologies Ltd.	3,873	562,166
Cisco Systems, Inc.	35,317	959,033
F5 Networks, Inc.*	2,377	230,474
Facebook, Inc. Cl A*	14,703	1,538,816
Intel Corp.	18,155	625,440
KLA-Tencor Corp.	3,974	275,597
MasterCard, Inc. Cl A	10,039	977,397
Micron Technology, Inc.*	13,087	185,312
Microsoft Corp.	40,522	2,248,161
Oracle Corp.	25,240	922,017
QUALCOMM, Inc.	14,431	721,334
Salesforce.com, inc.*	22,411	1,757,022
Teradata Corp.*	7,437	196,486
Texas Instruments, Inc.	8,756	479,916
Visa, Inc. Cl A	13,824	1,072,051
Western Digital Corp.	10,849	651,482
Yahoo!, Inc.*	13,866	461,183

		21,584,282

MATERIALS (1.6%)
Ball Corp.	10,563	768,247
CF Industries Hldgs., Inc.	9,614	392,347
Dow Chemical Co.	14,211	731,582
Eastman Chemical Co.	11,192	755,572

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

FMC Corp.				3,287	128,620
Freeport-McMoRan Copper & Gold, Inc.				14,497	98,145

					2,874,513

TELECOMMUNICATION SERVICES (1.0%)
AT&T, Inc.				33,914	1,166,981
Verizon Communications, Inc.				14,535	671,808

					1,838,789

UTILITIES (1.6%)
Ameren Corp.				4,097	177,113
Dominion Resources, Inc.				12,143	821,353
Edison International				7,025	415,950
PPL Corp.				7,793	265,975
Public Svc. Enterprise Group, Inc.				13,684	529,434
Sempra Energy				6,388	600,536

					2,810,361

TOTAL COMMON STOCKS (Cost: $68,895,600) 57.3%					103,238,490

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (11.3%)
U.S. Treasury Note	AA+	0.50	03/31/17	1,200,000	1,194,516
U.S. Treasury Note	AA+	0.88	11/30/17	1,250,000	1,246,386
U.S. Treasury Note	AA+	1.00	12/31/17	2,100,000	2,097,375
U.S. Treasury Note	AA+	2.00	02/15/25	500,000	488,770
U.S. Treasury Note	AA+	2.13	05/15/25	1,000,000	986,953
U.S. Treasury Strip	AA+	0.00	11/15/21	7,050,000	6,238,420
U.S. Treasury Strip	AA+	0.00	08/15/28	6,000,000	4,278,668
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	3,790,787

					20,321,875

U.S. GOVERNMENT AGENCIES (12.1%)
MORTGAGE-BACKED OBLIGATIONS (11.8%)
FHARM	AA+	2.36	02/01/36	30,650	32,486
FHARM	AA+	2.42	04/01/37	59,072	62,805
FHARM	AA+	2.43	05/01/37	31,874	33,416
FHARM	AA+	4.54	09/01/39	36,504	38,138
FHARM	AA+	5.84	03/01/37	10,091	10,615
FHLMC	AA+	2.50	09/01/27	320,895	326,268
FHLMC	AA+	3.00	06/01/27	178,517	184,306
FHLMC	AA+	3.00	08/01/27	192,136	198,200
FHLMC	AA+	3.00	10/15/37	282,059	287,000
FHLMC	AA+	3.00	11/01/42	270,905	270,911
FHLMC	AA+	3.00	04/01/43	332,958	333,183
FHLMC	AA+	3.50	01/01/43	392,215	404,243
FHLMC	AA+	3.50	06/01/45	396,252	408,670
FHLMC	AA+	3.50	07/01/45	476,660	492,691
FHLMC	AA+	4.00	02/01/25	54,027	57,057
FHLMC	AA+	4.00	03/01/41	227,236	240,775
FHLMC	AA+	4.00	07/01/41	241,969	257,636
FHLMC	AA+	4.00	11/01/42	160,819	170,900
FHLMC	AA+	4.00	01/01/43	322,363	343,168
FHLMC	AA+	4.00	01/01/44	293,098	311,451
FHLMC	AA+	4.00	06/01/45	395,878	420,059
FHLMC	AA+	4.50	08/01/34	51,484	55,681
FHLMC	AA+	4.50	08/15/35	56,374	59,795
FHLMC	AA+	4.50	02/01/44	271,240	293,383
FHLMC	AA+	5.00	02/01/26	28,465	31,061
FHLMC	AA+	5.00	10/01/40	333,475	364,156
FHLMC	AA+	5.50	07/01/32	58,363	64,689
FHLMC	AA+	5.50	05/01/33	81,404	89,970

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

FHLMC	AA+	5.50	06/01/37	117,837	132,239
FHLMC	AA+	6.00	03/15/32	51,625	56,856
FHLMC Strip	AA+	3.00	01/15/43	407,544	404,494
FNMA	AA+	2.42	05/01/43	407,167	410,682
FNMA	AA+	3.00	06/01/33	389,508	399,920
FNMA	AA+	3.00	09/01/33	329,590	338,406
FNMA	AA+	3.00	12/01/42	382,052	378,917
FNMA	AA+	3.00	02/01/43	218,206	218,395
FNMA	AA+	3.00	03/01/43	415,813	418,457
FNMA	AA+	3.00	09/01/43	431,097	431,964
FNMA	AA+	3.50	03/25/28	302,066	311,735
FNMA	AA+	3.50	08/01/38	296,810	308,457
FNMA	AA+	3.50	10/01/41	171,079	177,123
FNMA	AA+	3.50	11/01/41	322,884	333,883
FNMA	AA+	3.50	12/01/41	318,425	330,178
FNMA	AA+	3.50	04/01/42	379,016	393,105
FNMA	AA+	3.50	04/01/42	438,882	453,797
FNMA	AA+	3.50	08/01/42	387,256	399,836
FNMA	AA+	3.50	10/01/42	323,471	334,340
FNMA	AA+	3.50	01/01/44	137,305	140,005
FNMA	AA+	4.00	05/01/19	31,076	32,396
FNMA	AA+	4.00	07/25/26	424,376	463,098
FNMA	AA+	4.00	01/01/31	253,012	270,053
FNMA	AA+	4.00	11/01/40	234,098	248,295
FNMA	AA+	4.00	05/01/41	230,944	244,045
FNMA	AA+	4.50	05/01/18	21,398	22,111
FNMA	AA+	4.50	05/01/30	87,965	95,545
FNMA	AA+	4.50	04/01/31	115,493	125,727
FNMA	AA+	4.50	08/01/33	47,521	51,444
FNMA	AA+	4.50	09/01/33	98,810	107,118
FNMA	AA+	4.50	06/01/34	66,968	72,327
FNMA	AA+	4.50	08/01/35	63,219	68,657
FNMA	AA+	4.50	12/01/35	62,377	67,682
FNMA	AA+	4.50	05/01/39	84,647	92,425
FNMA	AA+	4.50	05/01/39	154,362	168,852
FNMA	AA+	4.50	05/01/40	130,586	141,226
FNMA	AA+	5.00	04/01/18	51,444	53,419
FNMA	AA+	5.00	06/01/33	96,420	106,660
FNMA	AA+	5.00	10/01/33	93,654	104,373
FNMA	AA+	5.00	11/01/33	263,193	290,303
FNMA	AA+	5.00	11/01/33	64,299	71,130
FNMA	AA+	5.00	03/01/34	34,872	38,569
FNMA	AA+	5.00	04/01/34	55,486	61,824
FNMA	AA+	5.00	09/01/35	35,334	38,971
FNMA	AA+	5.00	11/25/35	131,608	143,713
FNMA	AA+	5.00	08/01/37	292,262	321,796
FNMA	AA+	5.00	05/01/39	117,766	128,768
FNMA	AA+	5.00	06/01/40	65,302	72,297
FNMA	AA+	5.50	04/01/17	2,185	2,222
FNMA	AA+	5.50	05/01/17	457	460
FNMA	AA+	5.50	06/01/17	1,573	1,576
FNMA	AA+	5.50	03/01/34	16,205	18,175
FNMA	AA+	5.50	05/01/34	236,793	266,831
FNMA	AA+	5.50	07/01/34	56,304	63,372
FNMA	AA+	5.50	09/01/34	32,543	36,233
FNMA	AA+	5.50	09/01/34	102,027	114,681
FNMA	AA+	5.50	10/01/34	42,644	48,055
FNMA	AA+	5.50	02/01/35	85,006	95,939
FNMA	AA+	5.50	02/01/35	47,040	52,909
FNMA	AA+	5.50	08/01/35	30,440	34,262
FNMA	AA+	5.50	08/01/37	15,253	17,006

FNMA	AA+	5.50	11/01/38	22,718	24,191
FNMA	AA+	5.50	06/01/48	32,287	34,925
FNMA	AA+	6.00	03/01/17	957	976
FNMA	AA+	6.00	05/01/23	27,623	31,318
FNMA	AA+	6.00	04/01/32	16,904	19,181
FNMA	AA+	6.00	05/01/32	18,259	20,811
FNMA	AA+	6.00	04/01/33	109,565	125,613
FNMA	AA+	6.00	05/01/33	53,242	60,289
FNMA	AA+	6.00	06/01/34	28,521	32,534
FNMA	AA+	6.00	09/01/34	18,454	21,122
FNMA	AA+	6.00	10/01/34	47,737	54,489
FNMA	AA+	6.00	11/01/34	13,765	15,534
FNMA	AA+	6.00	12/01/36	52,611	59,918
FNMA	AA+	6.00	01/01/37	55,457	63,262
FNMA	AA+	6.00	04/01/37	19,220	21,085
FNMA	AA+	6.00	05/01/37	13,798	15,144
FNMA	AA+	6.00	06/01/37	27,964	30,679
FNMA	AA+	6.00	10/25/44	109,024	125,816
FNMA	AA+	6.00	02/25/47	104,143	116,599
FNMA	AA+	6.00	12/25/49	67,358	77,248
FNMA	AA+	6.50	09/01/16	460	462
FNMA	AA+	6.50	03/01/17	2,345	2,383
FNMA	AA+	6.50	05/01/17	934	941
FNMA	AA+	6.50	06/01/17	4,768	4,856
FNMA	AA+	6.50	05/01/32	25,608	29,266
FNMA	AA+	6.50	05/01/32	11,711	13,384
FNMA	AA+	6.50	07/01/32	4,142	4,733
FNMA	AA+	6.50	07/01/34	41,422	47,339
FNMA	AA+	6.50	05/01/37	72,688	83,087
FNMA	AA+	6.50	09/01/37	26,056	30,700
FNMA	AA+	7.00	09/01/31	17,132	19,192
FNMA	AA+	7.00	04/01/32	10,401	11,650
FNMA	AA+	7.50	06/01/31	7,229	8,343
FNMA	AA+	7.50	02/01/32	6,418	7,602
FNMA	AA+	7.50	06/01/32	6,290	7,663
FNMA	AA+	8.00	04/01/32	1,608	1,715
FNMA Strip	AA+	3.00	08/25/42	346,414	344,451
GNMA (3)	AA+	3.50	09/20/33	67,602	68,314
GNMA (3)	AA+	4.00	08/15/41	257,236	275,842
GNMA (3)	AA+	4.00	01/15/42	280,529	298,639
GNMA (3)	AA+	4.00	03/20/42	204,388	217,160
GNMA (3)	AA+	4.00	08/20/42	213,945	227,942
GNMA (3)	AA+	4.50	04/20/31	124,088	134,743
GNMA (3)	AA+	4.50	10/15/40	209,224	229,903
GNMA (3)	AA+	4.50	10/20/43	401,767	437,643
GNMA (3)	AA+	5.00	10/15/24	254,389	283,123
GNMA (3)	AA+	5.00	04/15/39	177,194	198,929
GNMA (3)	AA+	5.00	06/20/39	253,620	275,439
GNMA (3)	AA+	5.00	11/15/39	127,092	140,695
GNMA (3)	AA+	6.50	04/15/31	3,966	4,538
GNMA (3)	AA+	6.50	10/15/31	4,180	4,829
GNMA (3)	AA+	6.50	12/15/31	2,034	2,327
GNMA (3)	AA+	6.50	05/15/32	7,769	8,889
GNMA (3)	AA+	7.00	05/15/31	3,649	4,345
GNMA (3)	AA+	7.00	05/15/32	725	740
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	202,912	222,017

					21,274,605

NON-MORTGAGE-BACKED OBLIGATIONS (0.3%)
FHLMC	AA+	0.00	11/29/19	500,000	460,450

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

CORPORATE DEBT (16.9%)
CONSUMER DISCRETIONARY (3.6%)
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	100,000	101,963
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	270,000	292,802
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	262,508
Dollar General Corp.	BBB	3.25	04/15/23	300,000	285,699
Expedia, Inc.	BBB-	5.95	08/15/20	250,000	272,779
Family Dollar Stores, Inc.	BB+	5.00	02/01/21	300,000	307,148
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	300,000	287,521
Home Depot, Inc.	A	5.40	03/01/16	500,000	503,516
Hyatt Hotels Corp.	BBB	3.88	08/15/16	100,000	101,465
Kohl’s Corp.	BBB	3.25	02/01/23	250,000	237,619
Kohl’s Corp.	BBB	4.00	11/01/21	100,000	102,641
Lowe’s Cos., Inc.	A-	3.12	04/15/22	300,000	306,795
Macy’s Retail Hldgs., Inc.	BBB+	2.88	02/15/23	216,000	195,750
Marriott International, Inc.	BBB	3.13	10/15/21	25,000	24,956
Marriott International, Inc.	BBB	3.25	09/15/22	350,000	345,925
Mattel, Inc.	BBB	3.15	03/15/23	350,000	333,731
NVR, Inc.	BBB+	3.95	09/15/22	300,000	302,604
O’Reilly Automotive, Inc.	BBB+	3.80	09/01/22	300,000	303,634
Omnicom Group, Inc.	BBB+	3.63	05/01/22	100,000	100,944
Omnicom Group, Inc.	BBB+	4.45	08/15/20	250,000	266,613
Staples, Inc.	BBB-	4.38	01/12/23	275,000	262,807
Tupperware Brands Corp.	BBB-	4.75	06/01/21	350,000	357,006
Viacom, Inc.	BBB-	3.25	03/15/23	350,000	319,570
Whirlpool Corp.	BBB	6.50	06/15/16	250,000	255,371
Wynn Las Vegas LLC	BB+	5.38	03/15/22	300,000	285,069

					6,416,436

CONSUMER STAPLES (1.1%)
Avon Products, Inc.	B+	4.20	07/15/18	150,000	121,500
CVS Health Corp.	BBB+	6.13	08/15/16	250,000	257,141
Edgewell Personal Care Co.	BB+	4.70	05/19/21	275,000	277,478
Ingredion, Inc.	BBB	4.63	11/01/20	250,000	262,868
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	400,000	402,199
Sysco Corp.	A-	2.60	06/12/22	300,000	291,392
Sysco Corp.	A-	3.75	10/01/25	100,000	101,372
Whole Foods Market, Inc.†	BBB-	5.20	12/03/25	300,000	299,556

					2,013,506

ENERGY (1.8%)
Cameron International Corp.	BBB+	4.50	06/01/21	300,000	312,752
Energen Corp.	BB	4.63	09/01/21	250,000	222,500
EQT Corp.	BBB	4.88	11/15/21	210,000	199,934
FMC Technologies, Inc.	BBB	2.00	10/01/17	250,000	246,102
Marathon Oil Corp.	BBB	2.80	11/01/22	350,000	278,989
Murphy Oil Corp.	BBB	2.50	12/01/17	200,000	183,432
Noble Corp.	BBB	7.50	03/15/19	800,000	785,115
Rowan Companies PLC	BBB-	4.88	06/01/22	300,000	220,625
Seacor Hldgs., Inc.	B+	7.38	10/01/19	250,000	233,750
Weatherford Int’l. Ltd.	BB+	5.50	02/15/16	500,000	497,500

					3,180,699

FINANCIALS (3.6%)
Aflac, Inc.	A-	4.00	02/15/22	300,000	317,009
Alleghany Corp.	BBB+	5.63	09/15/20	300,000	325,845
American Express Co.	BBB	3.63	12/05/24	250,000	244,670
American Tower Corp.	BBB-	4.50	01/15/18	250,000	260,723
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	250,000	224,483
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	250,000	289,897
Block Financial LLC	BBB	5.25	10/01/25	350,000	357,948
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	324,947
CNA Financial Corp.	BBB	6.50	08/15/16	250,000	257,415
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	307,305
First Republic Bank	A-	2.38	06/17/19	150,000	149,683

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

First Tennessee Bank	BBB-	2.95	12/01/19	350,000	347,338
Government Pptys. Income Trust	BBB-	3.75	08/15/19	350,000	351,600
Healthcare Realty Trust	BBB-	3.75	04/15/23	250,000	244,548
Hospitality Properties Trust	BBB-	5.00	08/15/22	250,000	256,800
Moody’s Corp.	BBB+	4.50	09/01/22	250,000	264,955
National Retail Pptys., Inc.	BBB+	3.80	10/15/22	250,000	250,728
Pacific LifeCorp.†	BBB+	6.00	02/10/20	100,000	111,213
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	300,000	304,739
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	269,941
Raymond James Financial, Inc.	BBB	4.25	04/15/16	250,000	251,900
Reckson Operating Partnership	BBB-	6.00	03/31/16	100,000	100,933
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	100,000	103,956
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	200,000	213,002
Welltower, Inc.	BBB	6.13	04/15/20	250,000	280,017

					6,411,595

HEALTH CARE (1.8%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	290,000	311,560
Allergan, Inc.	BBB-	5.75	04/01/16	250,000	252,028
Anthem, Inc.	A	4.35	08/15/20	250,000	264,788
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	200,000	213,498
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	250,000	262,275
Owens & Minor, Inc.	BBB	3.88	09/15/21	400,000	398,274
PerkinElmer, Inc.	BBB	5.00	11/15/21	300,000	316,791
Pfizer, Inc.	AA	6.05	03/30/17	300,000	318,025
Quest Diagnostics, Inc.	BBB+	4.70	04/01/21	150,000	158,847
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	264,997
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	375,000	380,791
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	250,000	245,770

					3,387,644

INDUSTRIALS (1.3%)
Crane Co.	BBB	2.75	12/15/18	350,000	348,913
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	400,000	403,111
Equifax, Inc.	BBB+	3.30	12/15/22	300,000	299,003
Harsco Corp.	BB	5.75	05/15/18	250,000	221,875
Hunt (J.B.) Transport Svcs., Inc.	BBB+	3.30	08/15/22	200,000	198,071
L-3 Communications Corp.	BBB-	4.75	07/15/20	250,000	260,081
Pentair PLC	BBB	5.00	05/15/21	250,000	260,632
Pitney Bowes, Inc.	BBB	5.25	01/15/37	250,000	252,475

					2,244,161

INFORMATION TECHNOLOGY (1.5%)
Applied Materials, Inc.	A-	3.90	10/01/25	350,000	351,884
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	300,000	303,086
eBay, Inc.	BBB+	2.88	08/01/21	325,000	319,804
Fiserv, Inc.	BBB	4.75	06/15/21	360,000	384,452
Ingram Micro, Inc.	BBB-	5.00	08/10/22	200,000	201,797
Ingram Micro, Inc.	BBB-	5.25	09/01/17	100,000	104,465
Juniper Networks, Inc.	BBB	4.60	03/15/21	350,000	362,965
Symantec Corp.	BBB	4.20	09/15/20	350,000	361,426
Tech Data Corp.	BBB-	3.75	09/21/17	100,000	101,194
Western Union Co.	BBB	5.93	10/01/16	300,000	309,526

					2,800,599

MATERIALS (1.1%)
Alcoa, Inc.	BBB-	6.75	07/15/18	250,000	268,425
Freeport-McMoRan Copper & Gold	BBB-	3.55	03/01/22	300,000	174,000
Methanex Corp.	BB+	3.25	12/15/19	250,000	238,576
Packaging Corp. of America	BBB	3.90	06/15/22	250,000	254,227
Packaging Corp. of America	BBB	4.50	11/01/23	150,000	157,504
Southern Copper Corp.	BBB	3.50	11/08/22	100,000	92,354
Teck Resources Ltd.	BB	4.75	01/15/22	300,000	145,500
Valspar Corp.	BBB	3.95	01/15/26	350,000	347,689
Vulcan Materials Co.	BB+	7.00	06/15/18	250,000	277,500

					1,955,775

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

TELECOMMUNICATION SERVICES (0.4%)
AT&T, Inc.	BBB+	3.00	06/30/22	350,000	341,607
Verizon Communications, Inc.	BBB+	4.50	09/15/20	325,000	349,182

					690,789

UTILITIES (0.7%)
Constellation Energy	BBB-	5.15	12/01/20	340,000	369,153
Entergy Corp.	BBB-	5.13	09/15/20	250,000	268,640
National Fuel Gas Co.	BBB	4.90	12/01/21	250,000	256,736
National Fuel Gas Co.	BBB	5.20	07/15/25	100,000	91,730
SCANA Corp.	BBB	4.13	02/01/22	300,000	293,906

					1,280,165

TOTAL LONG-TERM DEBT SECURITIES (Cost: $71,517,894) 40.3%					72,438,299

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.6%)
FHLB	A-1+	0.32	03/07/16	200,000	199,883
FHLMC	A-1+	0.18	02/12/16	1,700,000	1,699,643
FHLMC	A-1+	0.20	02/12/16	1,000,000	999,767

					2,899,293

COMMERCIAL PAPER (0.3%)
National Oilwell Varco, Inc.†	A-1	0.40	01/11/16	500,000	499,944

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,399,237) 1.9%					3,399,237

TOTAL INVESTMENTS (Cost: $143,812,731) 99.5%					179,076,026

OTHER NET ASSETS 0.5%					838,222

NET ASSETS 100.0%					$179,914,248

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.9%)	13,913,218	19,608,496
Equity Index Fund (20.0%)	3,894,620	12,702,069
Mid-Cap Equity Index Fund (4.7%)	1,524,744	2,972,761
Mid-Term Bond Fund (40.2%)	24,717,954	25,553,991
Money Market Fund (4.2%)	2,206,926	2,638,693

TOTAL INVESTMENTS (Cost: $64,207,960) 100.0%		63,476,010

OTHER NET ASSETS 0.0% (2)		13,714

NET ASSETS 100.0%		$63,489,724

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (26.2%)	4,748,938	6,692,883
Equity Index Fund (25.1%)	1,970,197	6,425,681
International Fund (2.8%)	960,976	717,952
Mid-Cap Equity Index Fund (8.5%)	1,109,627	2,163,416
Mid-Term Bond Fund (33.4%)	8,250,410	8,529,463
Money Market Fund (4.0%)	863,744	1,032,729

TOTAL INVESTMENTS (Cost: $24,873,876) 100.0%		25,562,124

OTHER NET ASSETS -0.0% (2)		(98)

NET ASSETS 100.0%		$25,562,026

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.3%)	26,671,253	37,588,943
Equity Index Fund (28.3%)	12,934,070	42,183,693
International Fund (5.7%)	11,262,857	8,414,559
Mid-Cap Equity Index Fund (10.4%)	7,943,959	15,488,169
Mid-Term Bond Fund (28.4%)	40,897,967	42,281,260
Small Cap Growth Fund (0.9%)	1,053,796	1,391,647
Small Cap Value Fund (1.0%)	982,984	1,414,109

TOTAL INVESTMENTS (Cost: $141,497,703) 100.0%		148,762,380

OTHER NET ASSETS -0.0% (2)		(1,288)

NET ASSETS 100.0%		$148,761,092

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.9%)	64,232,124	90,525,095
Equity Index Fund (33.8%)	37,695,780	122,942,523
International Fund (8.3%)	40,189,176	30,025,615
Mid-Cap Equity Index Fund (11.0%)	20,430,208	39,832,348
Mid-Term Bond Fund (17.8%)	62,761,131	64,883,901
Small Cap Growth Fund (2.1%)	5,777,312	7,629,541
Small Cap Value Fund (2.1%)	5,394,507	7,760,479

TOTAL INVESTMENTS (Cost: $343,420,081) 100.0%		363,599,502

OTHER NET ASSETS -0.0% (2)		(1,223)

NET ASSETS 100.0%		$363,598,279

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.7%)	63,688,563	89,759,030
Equity Index Fund (38.4%)	46,691,121	152,280,291
International Fund (9.2%)	48,488,836	36,226,349
Mid-Cap Equity Index Fund (15.6%)	31,706,988	61,818,449
Mid-Term Bond Fund (7.5%)	28,857,643	29,833,695
Small Cap Growth Fund (3.3%)	9,775,569	12,909,656
Small Cap Value Fund (3.3%)	9,128,489	13,132,143

TOTAL INVESTMENTS (Cost: $366,550,734) 100.0%		395,959,613

OTHER NET ASSETS -0.0% (2)		(1,342)

NET ASSETS 100.0%		$395,958,271

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.7%)	52,909,465	74,567,584
Equity Index Fund (41.6%)	41,799,662	136,327,089
International Fund (9.3%)	40,746,628	30,442,091
Mid-Cap Equity Index Fund (16.8%)	28,324,466	55,223,617
Small Cap Growth Fund (4.8%)	11,819,697	15,609,140
Small Cap Value Fund (4.8%)	11,037,824	15,878,892

TOTAL INVESTMENTS (Cost: $300,444,588) 100.0%		328,048,413

OTHER NET ASSETS -0.0% (2)		(1,082)

NET ASSETS 100.0%		$328,047,331

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (15.9%)	30,548,992	43,054,008
Equity Index Fund (41.8%)	34,799,468	113,496,377
International Fund (11.3%)	40,850,393	30,519,614
Mid-Cap Equity Index Fund (19.5%)	27,110,831	52,857,418
Small Cap Growth Fund (5.7%)	11,783,016	15,560,698
Small Cap Value Fund (5.8%)	11,002,079	15,827,470

TOTAL INVESTMENTS (Cost: $247,992,868) 100.0%		271,315,585

OTHER NET ASSETS -0.0% (2)		(892)

NET ASSETS 100.0%		$271,314,693

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.1%)	18,984,202	26,755,253
Equity Index Fund (37.1%)	25,261,816	82,389,895
International Fund (13.1%)	39,039,319	29,166,549
Mid-Cap Equity Index Fund (22.2%)	25,223,636	49,177,993
Small Cap Growth Fund (7.7%)	12,916,762	17,057,928
Small Cap Value Fund (7.8%)	12,065,635	17,357,490

TOTAL INVESTMENTS (Cost: $201,712,329) 100.0%		221,905,108

OTHER NET ASSETS -0.0% (2)		(757)

NET ASSETS 100.0%		$221,904,351

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.0%)	18,723,518	26,387,858
Equity Index Fund (36.8%)	29,926,899	97,604,785
International Fund (15.0%)	53,106,823	39,676,479
Mid-Cap Equity Index Fund (20.7%)	28,047,796	54,684,199
Small Cap Growth Fund (8.7%)	17,339,348	22,898,412
Small Cap Value Fund (8.8%)	16,195,940	23,299,301

TOTAL INVESTMENTS (Cost: $237,318,763) 100.0%		264,551,034

OTHER NET ASSETS -0.0% (2)		(859)

NET ASSETS 100.0%		$264,550,175

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.1%)	5,389,459	7,595,596
Equity Index Fund (36.3%)	10,466,010	34,134,263
International Fund (15.8%)	19,797,781	14,791,061
Mid-Cap Equity Index Fund (20.3%)	9,775,616	19,059,314
Small Cap Growth Fund (9.7%)	6,860,142	9,059,531
Small Cap Value Fund (9.8%)	6,423,040	9,240,114

TOTAL INVESTMENTS (Cost: $97,369,903) 100.0%		93,879,879

OTHER NET ASSETS 0.0% (2)		14,729

NET ASSETS 100.0%		$93,894,608

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.9%)	27,142,001	38,252,389
Equity Index Fund (25.4%)	9,941,204	32,422,641
International Fund (4.8%)	8,253,701	6,166,398
Mid-Cap Equity Index Fund (4.8%)	3,121,379	6,085,687
Mid-Term Bond Fund (35.1%)	43,368,965	44,835,833

TOTAL INVESTMENTS (Cost: $124,979,210) 100.0%		127,762,948

OTHER NET ASSETS -0.0% (2)		(15)

NET ASSETS 100.0%		$127,762,933

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.1%)	56,245,872	79,269,726
Equity Index Fund (35.7%)	34,636,690	112,965,487
International Fund (9.7%)	41,093,242	30,701,048
Mid-Cap Equity Index Fund (14.4%)	23,299,246	45,426,051
Mid-Term Bond Fund (15.1%)	46,224,574	47,788,028

TOTAL INVESTMENTS (Cost: $282,067,972) 100.0%		316,150,340

OTHER NET ASSETS 0.0% (2)		194

NET ASSETS 100.0%		$316,150,534

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (20.2%)	35,718,143	50,339,115
Equity Index Fund (36.1%)	27,515,370	89,739,728
International Fund (14.7%)	48,967,255	36,583,779
Mid-Cap Equity Index Fund (19.3%)	24,668,343	48,095,351
Small Cap Growth Fund (4.8%)	8,993,307	11,876,597
Small Cap Value Fund (4.9%)	8,402,489	12,087,729

TOTAL INVESTMENTS (Cost: $207,806,548) 100.0%		248,722,299

OTHER NET ASSETS 0.0% (2)		332

NET ASSETS 100.0%		$248,722,631

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (10.5%)
U.S. Treasury Bill	A-1+	0.17	03/24/16	5,000,000	4,998,248
U.S. Treasury Bill	A-1+	0.21	01/14/16	1,000,000	999,924
U.S. Treasury Bill	A-1+	0.32	04/28/16	1,000,000	999,194

					6,997,366

U.S. GOVERNMENT AGENCIES (46.4%)
FHLB	A-1+	0.12	01/08/16	3,000,000	2,999,927
FHLB	A-1+	0.14	01/14/16	250,000	249,987
FHLB	A-1+	0.14	01/15/16	450,000	449,976
FHLB	A-1+	0.15	01/15/16	800,000	799,953
FHLB	A-1+	0.17	01/20/16	3,000,000	2,999,731
FHLB	A-1+	0.20	02/05/16	2,300,000	2,299,553
FHLB	A-1+	0.24	01/27/16	5,000,000	4,999,131
FHLB	A-1+	0.24	02/12/16	4,000,000	3,998,880
FHLB	A-1+	0.30	02/08/16	1,500,000	1,499,525
FHLB	A-1+	0.32	03/07/16	2,000,000	1,998,854
FHLB	A-1+	0.38	02/16/16	3,600,000	3,598,252
FHLMC	A-1+	0.21	02/24/16	940,000	939,704
FHLMC	A-1+	0.30	02/10/16	3,400,000	3,398,866
FNMA	A-1+	0.30	02/02/16	700,000	699,813

					30,932,152

COMMERCIAL PAPER (43.1%)
Air Products & Chemicals†	A-1	0.18	01/13/16	2,000,000	1,999,880
Apple, Inc.†	A-1+	0.15	01/11/16	2,000,000	1,999,917
Coca-Cola Co.†	A-1+	0.40	02/09/16	1,000,000	999,567
Disney (Walt) Co.†	A-1	0.32	01/20/16	1,400,000	1,399,764
Emerson Electric Co.†	A-1	0.25	02/02/16	2,100,000	2,099,533
Intel Corp.†	A-1+	0.40	02/25/16	2,500,000	2,498,472
Intercontinental Exchange, Inc.†	A-1	0.60	01/04/16	2,600,000	2,599,870
J.P. Morgan Securities LLC	A-1	0.40	02/16/16	545,000	544,721
National Oilwell Varco, Inc.†	A-1	0.28	01/19/16	500,000	499,930
National Oilwell Varco, Inc.†	A-1	0.40	02/08/16	2,200,000	2,199,071
New Jersey Natural Gas	A-1	0.43	01/14/16	2,600,000	2,599,596
Private Export Funding Corp.†	A-1	0.38	01/26/16	1,900,000	1,899,498
Simon Ppty. Group LP†	A-1	0.22	01/04/16	2,800,000	2,799,949
Toyota Motor Credit Corp.	A-1+	0.53	03/03/16	1,900,000	1,898,812
Wisconsin Gas Co.	A-1	0.50	01/05/16	2,700,000	2,699,850

					28,738,430

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $66,666,863) 100.0%					66,667,948

TOTAL INVESTMENTS (Cost: $66,666,863) 100.0%					66,667,948

OTHER NET ASSETS 0.0% (2)					12,469

NET ASSETS 100.0%					$66,680,417

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (28.7%)
U.S. Treasury Note	AA+	0.88	11/30/17	2,500,000	2,492,773
U.S. Treasury Note	AA+	1.00	08/15/18	4,000,000	3,974,064
U.S. Treasury Note	AA+	1.38	12/31/18	10,750,000	10,757,977
U.S. Treasury Note	AA+	1.50	10/31/19	4,500,000	4,485,938
U.S. Treasury Note	AA+	1.63	06/30/20	8,000,000	7,967,184
U.S. Treasury Note	AA+	1.75	09/30/19	5,000,000	5,033,790
U.S. Treasury Note	AA+	1.75	12/31/20	3,500,000	3,496,171
U.S. Treasury Note	AA+	1.75	02/28/22	15,000,000	14,786,711
U.S. Treasury Note	AA+	1.88	05/31/22	11,000,000	10,893,432
U.S. Treasury Note	AA+	2.00	11/30/20	7,500,000	7,575,878
U.S. Treasury Strip	AA+	0.00	11/15/17	5,000,000	4,901,460
U.S. Treasury Strip	AA+	0.00	08/15/18	55,000,000	53,258,695

					129,624,073

U.S. GOVERNMENT AGENCIES (7.6%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (2)
FHLMC	AA+	7.50	03/15/21	3,402	3,719
FHLMC	AA+	8.00	09/01/18	150	151
FHLMC	AA+	8.50	09/01/17	1	1

					3,871

NON-MORTGAGE-BACKED OBLIGATIONS (7.6%)
FHLMC	AA+	0.00	11/29/19	13,500,000	12,432,137
FNMA	AA+	0.00	10/09/19	23,000,000	21,298,363
Tennessee Valley Auth. Strip	AA+	0.00	11/01/20	900,000	814,858

					34,545,358

CORPORATE DEBT (63.0%)
CONSUMER DISCRETIONARY (9.8%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	500,000	514,638
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	250,000	254,907
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	1,500,000	1,626,678
AutoZone, Inc.	BBB	3.70	04/15/22	300,000	305,211
AutoZone, Inc.	BBB	4.00	11/15/20	700,000	735,021
Brinker International, Inc.	BBB-	2.60	05/15/18	2,000,000	1,992,122
Carnival Corp.	BBB+	1.88	12/15/17	2,000,000	1,997,158
Dollar General Corp.	BBB	3.25	04/15/23	1,047,000	997,091
Dollar General Corp.	BBB	4.13	07/15/17	962,000	987,865
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,182,228
Family Dollar Stores, Inc.	BB+	5.00	02/01/21	2,000,000	2,047,650
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	2,000,000	1,916,806
Home Depot, Inc.	A	5.40	03/01/16	250,000	251,758
Hyatt Hotels Corp.	BBB	3.88	08/15/16	1,525,000	1,547,337
Hyatt Hotels Corp.	BBB	5.38	08/15/21	50,000	54,917
Kohl’s Corp.	BBB	3.25	02/01/23	700,000	665,333
Kohl’s Corp.	BBB	4.00	11/01/21	1,325,000	1,359,995
Marriott International, Inc.	BBB	3.00	03/01/19	1,200,000	1,216,327
Marriott International, Inc.	BBB	3.38	10/15/20	800,000	814,322
Mattel, Inc.	BBB	1.70	03/15/18	2,000,000	1,973,434
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	525,000	539,081
NVR, Inc.	BBB+	3.95	09/15/22	2,000,000	2,017,360
O’Reilly Automotive, Inc.	BBB+	4.63	09/15/21	281,000	299,362
Omnicom Group, Inc.	BBB+	3.63	05/01/22	2,000,000	2,018,880
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	2,000,000	1,924,326
Staples, Inc.	BBB-	2.75	01/12/18	2,000,000	1,987,482
Starwood Hotels & Resorts	BBB	3.13	02/15/23	2,000,000	1,954,468
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,040,034
Viacom, Inc.	BBB-	3.25	03/15/23	2,000,000	1,826,116
Whirlpool Corp.	BBB	2.40	03/01/19	1,445,000	1,439,252
Whirlpool Corp.	BBB	6.50	06/15/16	500,000	510,743

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Wyndham Worldwide Corp.	BBB-	2.95	03/01/17	2,160,000	2,173,135
Wynn Las Vegas LLC	BB+	5.38	03/15/22	2,000,000	1,900,460

					44,071,497

CONSUMER STAPLES (4.3%)
Avon Products, Inc.	B+	4.60	03/15/20	1,800,000	1,386,000
Beam Suntory, Inc.	BBB	1.75	06/15/18	2,000,000	1,969,894
ConAgra Foods, Inc.	BBB-	1.90	01/25/18	2,000,000	1,988,906
CVS Health Corp.	BBB+	6.13	08/15/16	500,000	514,283
Dr. Pepper Snapple Group, Inc.	BBB+	2.60	01/15/19	150,000	150,839
Edgewell Personal Care Co.	BB+	4.70	05/19/21	2,000,000	2,018,022
Flowers Foods, Inc.	BBB	4.38	04/01/22	2,000,000	2,078,664
General Mills, Inc.	BBB+	2.20	10/21/19	775,000	775,172
Ingredion, Inc.	BBB	4.63	11/01/20	275,000	289,155
Kroger Co.	BBB	2.95	11/01/21	2,000,000	1,979,564
Mead Johnson Nutrition Co.	BBB-	4.90	11/01/19	3,075,000	3,306,867
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	1,000,000	1,005,498
Sysco Corp.	A-	2.60	10/01/20	2,000,000	2,003,164

					19,466,028

ENERGY (4.7%)
Cameron International Corp.	BBB+	3.60	04/30/22	214,000	211,644
Diamond Offshore Drilling, Inc.	BBB+	3.45	11/01/23	1,500,000	1,239,312
Energen Corp.	BB	4.63	09/01/21	2,000,000	1,780,000
EQT Corp.	BBB	4.88	11/15/21	1,250,000	1,190,086
FMC Technologies, Inc.	BBB	2.00	10/01/17	2,000,000	1,968,818
Kinder Morgan, Inc.	BBB-	3.05	12/01/19	2,000,000	1,851,026
Marathon Oil Corp.	BBB	2.80	11/01/22	2,000,000	1,594,220
Marathon Petroleum Corp.	BBB	3.50	03/01/16	1,500,000	1,504,227
Murphy Oil Corp.	BBB	2.50	12/01/17	2,000,000	1,834,318
Noble Energy, Inc.	BBB	4.15	12/15/21	2,000,000	1,938,282
Pioneer Natural Resources Co.	BBB-	6.65	03/15/17	2,000,000	2,064,924
Rowan Companies PLC	BBB-	4.88	06/01/22	2,000,000	1,470,836
SESI LLC	BBB-	7.13	12/15/21	2,150,000	1,913,500
Sunoco, Inc.	BBB-	5.75	01/15/17	290,000	291,494
Weatherford Int’l. Ltd.	BB+	5.50	02/15/16	500,000	497,500

					21,350,187

FINANCIALS (16.8%)
Aflac, Inc.	A-	2.65	02/15/17	1,500,000	1,519,751
Aflac, Inc.	A-	3.63	06/15/23	500,000	517,631
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,143,036
American Express Credit Corp.	A-	2.25	08/15/19	2,000,000	2,000,350
American Tower Corp.	BBB-	4.50	01/15/18	2,000,000	2,085,786
Bank of America Corp.	BBB+	2.65	04/01/19	1,250,000	1,253,049
Bank of America Corp.	BBB	5.75	08/15/16	500,000	512,256
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	2,000,000	1,795,862
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,112,022
Block Financial LLC	BBB	5.50	11/01/22	2,472,000	2,610,145
Boston Properties LP	A-	3.70	11/15/18	1,970,000	2,040,774
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,166,314
Citigroup, Inc.	BBB+	2.55	04/08/19	1,850,000	1,857,511
CNA Financial Corp.	BBB	6.50	08/15/16	1,000,000	1,029,659
Erac USA Finance Co.†	BBB+	2.75	03/15/17	1,000,000	1,012,167
Erac USA Finance LLC†	BBB+	2.35	10/15/19	1,000,000	985,721
ERP Operating LP	A-	5.38	08/01/16	500,000	511,426
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,274,000	1,348,876
Fifth Third Bancorp	BBB	4.30	01/16/24	2,000,000	2,048,700
First Republic Bank	A-	2.38	06/17/19	2,000,000	1,995,774
First Tennessee Bank	BBB-	2.95	12/01/19	2,200,000	2,183,265
Ford Motor Credit Co. LLC	BBB-	3.00	06/12/17	2,000,000	2,019,444
General Electric Capital Corp.	AA+	5.00	01/08/16	500,000	500,120
Government Pptys. Income Trust	BBB-	3.75	08/15/19	2,000,000	2,009,140
Harley-Davidson Financial Svcs.†	A-	3.88	03/15/16	500,000	503,323

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

HCP, Inc.	BBB+	3.15	08/01/22	750,000	716,318
HCP, Inc.	BBB+	6.00	01/30/17	1,250,000	1,302,124
Healthcare Realty Trust	BBB-	5.75	01/15/21	2,000,000	2,206,050
Hospitality Properties Trust	BBB-	5.00	08/15/22	1,300,000	1,335,361
Hospitality Properties Trust	BBB-	5.63	03/15/17	566,000	585,370
Huntington National Bank	BBB+	1.35	08/02/16	1,995,000	1,995,126
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	1,410,000	1,445,727
JPMorgan Chase & Co.	A-	2.00	08/15/17	2,000,000	2,006,780
Kemper Corp.	BBB-	6.00	05/15/17	500,000	519,434
Mack-Cali Realty LP	BBB-	4.50	04/18/22	1,000,000	961,404
Mack-Cali Realty LP	BBB-	5.80	01/15/16	1,000,000	1,000,971
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,203,852
Morgan Stanley	BBB+	4.75	03/22/17	1,000,000	1,035,819
Nasdaq, Inc.	BBB	5.55	01/15/20	2,150,000	2,357,163
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	1,300,000	1,320,537
Penske Truck Leasing Co. LP†	BBB-	3.75	05/11/17	490,000	499,891
Raymond James Financial, Inc.	BBB	4.25	04/15/16	1,600,000	1,612,162
Reckson Operating Partnership	BBB-	6.00	03/31/16	1,700,000	1,715,856
Reinsurance Grp. of America, Inc.	A-	5.63	03/15/17	1,500,000	1,563,245
Simon Property Group LP	A	2.80	01/30/17	1,500,000	1,519,691
Synchrony Financial	BBB-	2.70	02/03/20	1,000,000	980,825
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	1,700,000	1,767,250
Vornado Realty LP	BBB	2.50	06/30/19	500,000	492,420
Vornado Realty LP	BBB	5.00	01/15/22	1,500,000	1,591,625
Wells Fargo & Co.	A	2.13	04/22/19	2,000,000	2,002,420
Welltower, Inc.	BBB	3.63	03/15/16	2,000,000	2,008,692
Zions Bancorporation	BBB-	4.50	03/27/17	400,000	407,973

					75,916,188

HEALTH CARE (7.2%)
AbbVie, Inc.	A	1.75	11/06/17	2,000,000	1,996,118
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,148,692
Allergan, Inc.	BBB-	5.75	04/01/16	500,000	504,055
Anthem, Inc.	A	3.13	05/15/22	2,000,000	1,962,862
Becton, Dickinson & Co.	BBB+	1.45	05/15/17	2,000,000	1,997,074
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,134,980
Biogen Idec, Inc.	A-	6.88	03/01/18	1,250,000	1,369,274
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	2,000,000	2,023,204
Express Scripts Hldg. Co.	BBB+	2.25	06/15/19	2,000,000	1,988,212
Laboratory Corp. of America	BBB	3.13	05/15/16	500,000	503,169
Laboratory Corp. of America	BBB	3.75	08/23/22	600,000	603,879
Laboratory Corp. of America	BBB	4.63	11/15/20	400,000	421,237
Lilly (Eli) & Co.	AA-	5.20	03/15/17	500,000	523,618
Mylan, Inc.	BBB-	1.35	11/29/16	2,000,000	1,983,230
Owens & Minor, Inc.	BBB	3.88	09/15/21	2,000,000	1,991,372
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,111,940
Pfizer, Inc.	AA	6.05	03/30/17	2,000,000	2,120,164
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,119,974
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	400,000	406,177
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	1,600,000	1,695,306
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	2,000,000	1,966,160

					32,570,697

INDUSTRIALS (5.7%)
Crane Co.	BBB	2.75	12/15/18	2,000,000	1,993,786
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	2,000,000	2,015,554
Equifax, Inc.	BBB+	3.30	12/15/22	2,000,000	1,993,352
Flowserve Corp.	BBB	3.50	09/15/22	2,000,000	1,942,548
GATX Corp.	BBB	6.00	02/15/18	2,050,000	2,196,538
Harsco Corp.	BB	5.75	05/15/18	2,250,000	1,996,875
Hunt (J.B.) Transport Svcs., Inc.	BBB+	3.30	08/15/22	2,000,000	1,980,708
Kennametal, Inc.	BBB	2.65	11/01/19	2,000,000	1,946,228
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,117,730

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Pitney Bowes, Inc.	BBB	5.25	01/15/37	1,500,000	1,514,852
Southwest Airlines Co.	BBB	5.75	12/15/16	735,000	763,922
Textron, Inc.	BBB	4.63	09/21/16	750,000	766,073
Valmont Industries, Inc.	BBB+	6.63	04/20/20	2,000,000	2,215,906
Verisk Analytics, Inc.	BBB-	4.13	09/12/22	2,000,000	2,015,128

					25,459,200

INFORMATION TECHNOLOGY (7.8%)
Adobe Systems, Inc.	A-	4.75	02/01/20	2,000,000	2,166,062
Amphenol Corp.	BBB+	2.55	01/30/19	2,000,000	2,000,348
Arrow Electronics, Inc.	BBB-	3.00	03/01/18	1,250,000	1,248,994
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	50,000	50,514
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	700,000	762,143
Avnet, Inc.	BBB-	5.88	06/15/20	950,000	1,030,862
eBay, Inc.	BBB+	2.88	08/01/21	2,100,000	2,066,425
Fidelity Nat’l. Information	BBB	1.45	06/05/17	2,000,000	1,972,934
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	2,029,052
FLIR Systems, Inc.	BBB	3.75	09/01/16	2,000,000	2,028,872
Ingram Micro, Inc.	BBB-	5.25	09/01/17	1,500,000	1,566,968
Jabil Circuit, Inc.	BBB-	4.70	09/15/22	1,976,000	1,916,720
Juniper Networks, Inc.	BBB	4.50	03/15/24	1,500,000	1,492,598
Juniper Networks, Inc.	BBB	4.60	03/15/21	600,000	622,225
Lam Research Corp.	BBB	2.75	03/15/20	2,000,000	1,934,134
Lender Processing Svcs., Inc.	BBB	5.75	04/15/23	1,311,000	1,350,330
Lexmark International, Inc.	BBB-	6.65	06/01/18	2,000,000	2,153,956
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	2,000,000	1,832,344
Symantec Corp.	BBB	4.20	09/15/20	2,000,000	2,065,292
Tech Data Corp.	BBB-	3.75	09/21/17	2,000,000	2,023,888
Total System Services, Inc.	BBB+	3.75	06/01/23	950,000	921,699
Western Union Co.	BBB	5.93	10/01/16	2,000,000	2,063,506

					35,299,866

MATERIALS (4.2%)
Albemarle Corp.	BBB-	4.50	12/15/20	1,065,000	1,100,486
Alcoa, Inc.	BBB-	6.75	07/15/18	2,000,000	2,147,400
Domtar Corp.	BBB-	4.40	04/01/22	2,000,000	2,033,656
Eastman Chemical Co.	BBB	2.40	06/01/17	2,000,000	2,010,914
Freeport-McMoRan Copper & Gold	BBB-	3.10	03/15/20	1,750,000	1,120,000
Freeport-McMoRan Copper & Gold	BBB-	3.55	03/01/22	250,000	145,000
Goldcorp, Inc.	BBB+	2.13	03/15/18	2,000,000	1,938,294
Kinross Gold Corp.	BBB-	3.63	09/01/16	2,000,000	1,940,652
Kinross Gold Corp.	BBB-	5.13	09/01/21	750,000	487,500
Methanex Corp.	BB+	3.25	12/15/19	2,000,000	1,908,606
Newmont Mining Corp.	BBB	3.50	03/15/22	2,000,000	1,782,614
Southern Copper Corp.	BBB	3.50	11/08/22	2,000,000	1,847,074
WestRock Co.	BBB	3.50	03/01/20	622,000	628,235

					19,090,431

TELECOMMUNICATION SERVICES (0.9%)
AT&T, Inc.	BBB+	3.00	02/15/22	2,000,000	1,960,556
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,148,814

					4,109,370

UTILITIES (1.6%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	513,010
Constellation Energy	BBB-	5.15	12/01/20	1,500,000	1,628,618
Entergy Corp.	BBB-	4.70	01/15/17	600,000	615,258
Entergy Corp.	BBB-	5.13	09/15/20	1,400,000	1,504,385
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,013,195
SCANA Corp.	BBB	4.75	05/15/21	1,165,000	1,207,724
Talen Energy Supply LLC	B+	4.60	12/15/21	1,400,000	860,566

					7,342,756

TOTAL LONG-TERM DEBT SECURITIES (Cost: $451,483,801) 99.3%					448,849,522

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

TOTAL INVESTMENTS (Cost: $451,483,801) 99.3%	448,849,522

OTHER NET ASSETS 0.7%	3,236,820

NET ASSETS 100.0%	$452,086,342

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (8.2%)
U.S. Treasury Note	AA+	1.75	12/31/20	1,500,000	1,498,359
U.S. Treasury Note	AA+	2.25	11/15/25	14,000,000	13,968,822
U.S. Treasury Strip	AA+	0.00	08/15/24	10,000,000	8,143,370
U.S. Treasury Strip	AA+	0.00	08/15/25	20,000,000	15,778,135
U.S. Treasury Strip	AA+	0.00	08/15/26	20,000,000	15,287,635
U.S. Treasury Strip	AA+	0.00	08/15/28	20,000,000	14,262,236
U.S. Treasury Strip	AA+	0.00	08/15/29	20,000,000	13,784,680

					82,723,237

U.S. GOVERNMENT AGENCIES (28.7%)
MORTGAGE-BACKED OBLIGATIONS (26.5%)
FHARM	AA+	2.36	02/01/36	135,568	143,688
FHARM	AA+	2.40	04/01/37	340,759	358,927
FHARM	AA+	2.42	04/01/37	243,672	259,070
FHARM	AA+	2.43	05/01/37	117,267	122,941
FHARM	AA+	3.34	04/01/42	596,284	617,712
FHARM	AA+	4.54	09/01/39	294,384	307,561
FHARM	AA+	5.84	03/01/37	50,466	53,087
FHLMC	AA+	2.50	09/01/27	1,925,368	1,957,606
FHLMC	AA+	2.50	12/01/27	2,072,816	2,107,549
FHLMC	AA+	2.50	04/01/28	2,522,061	2,564,366
FHLMC	AA+	3.00	06/01/27	974,053	1,005,641
FHLMC	AA+	3.00	08/01/27	626,324	646,091
FHLMC	AA+	3.00	10/15/37	1,934,117	1,968,001
FHLMC	AA+	3.00	12/15/40	2,234,472	2,247,193
FHLMC	AA+	3.00	07/01/42	1,042,696	1,065,443
FHLMC	AA+	3.00	10/01/42	2,750,501	2,752,360
FHLMC	AA+	3.00	11/01/42	2,912,123	2,912,848
FHLMC	AA+	3.00	11/01/42	1,210,880	1,210,364
FHLMC	AA+	3.00	11/01/42	1,245,839	1,246,428
FHLMC	AA+	3.00	02/01/43	2,588,568	2,590,150
FHLMC	AA+	3.00	04/01/43	1,273,673	1,273,381
FHLMC	AA+	3.00	04/01/43	1,830,530	1,831,766
FHLMC	AA+	3.50	07/01/42	2,693,419	2,783,503
FHLMC	AA+	3.50	10/01/42	2,501,519	2,578,223
FHLMC	AA+	3.50	01/01/43	2,117,963	2,182,910
FHLMC	AA+	3.50	01/01/43	1,507,188	1,552,744
FHLMC	AA+	3.50	05/01/43	3,177,907	3,275,491
FHLMC	AA+	3.50	07/01/43	1,076,158	1,108,900
FHLMC	AA+	3.50	01/01/44	3,626,891	3,737,867
FHLMC	AA+	3.50	04/01/45	2,797,082	2,885,425
FHLMC	AA+	3.50	07/01/45	2,859,958	2,956,144
FHLMC	AA+	3.50	09/01/45	2,441,374	2,518,189
FHLMC	AA+	4.00	02/01/25	399,653	422,066
FHLMC	AA+	4.00	05/01/25	154,696	163,335
FHLMC	AA+	4.00	05/01/26	502,118	529,445
FHLMC	AA+	4.00	12/01/33	1,512,202	1,605,491
FHLMC	AA+	4.00	12/15/38	500,000	534,981
FHLMC	AA+	4.00	07/01/41	1,512,305	1,610,225
FHLMC	AA+	4.00	12/01/41	830,370	879,807
FHLMC	AA+	4.00	07/01/42	3,009,298	3,218,095
FHLMC	AA+	4.00	08/01/42	2,238,850	2,372,973
FHLMC	AA+	4.00	09/01/42	1,565,532	1,659,306
FHLMC	AA+	4.00	11/01/42	1,865,505	1,982,435
FHLMC	AA+	4.00	12/01/42	1,658,401	1,777,965
FHLMC	AA+	4.00	01/01/43	2,498,313	2,659,555
FHLMC	AA+	4.00	01/01/44	2,261,042	2,402,622

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

FHLMC	AA+	4.00	10/01/44	2,708,225	2,865,278
FHLMC	AA+	4.50	03/01/34	659,838	713,625
FHLMC	AA+	4.50	08/01/34	386,132	417,605
FHLMC	AA+	4.50	08/15/35	145,207	154,016
FHLMC	AA+	4.50	12/01/39	982,875	1,062,140
FHLMC	AA+	4.50	03/01/41	785,899	857,762
FHLMC	AA+	5.00	02/01/26	106,743	116,477
FHLMC	AA+	5.00	08/01/35	1,310,863	1,446,939
FHLMC	AA+	5.00	10/01/40	1,500,636	1,638,701
FHLMC	AA+	5.50	03/01/21	139,165	148,963
FHLMC	AA+	5.50	07/01/32	291,815	323,445
FHLMC	AA+	5.50	01/15/33	307,264	341,114
FHLMC	AA+	5.50	05/01/33	481,144	531,775
FHLMC	AA+	5.50	01/15/35	107,558	111,281
FHLMC	AA+	5.50	06/01/37	1,178,375	1,322,389
FHLMC	AA+	6.00	07/15/29	206,238	234,523
FHLMC	AA+	6.00	03/15/32	227,150	250,168
FHLMC Strip	AA+	3.00	01/15/43	2,445,267	2,426,964
FNMA	AA+	2.25	01/01/28	1,687,734	1,674,588
FNMA	AA+	2.42	05/01/43	2,100,985	2,119,123
FNMA	AA+	3.00	09/01/29	2,145,670	2,216,168
FNMA	AA+	3.00	06/01/33	1,791,736	1,839,634
FNMA	AA+	3.00	07/01/33	3,311,523	3,400,132
FNMA	AA+	3.00	09/01/33	3,419,500	3,510,961
FNMA	AA+	3.00	10/01/42	1,047,246	1,053,237
FNMA	AA+	3.00	12/01/42	1,398,468	1,400,847
FNMA	AA+	3.00	12/01/42	2,292,315	2,273,502
FNMA	AA+	3.00	01/01/43	2,606,516	2,614,437
FNMA	AA+	3.00	02/01/43	2,182,055	2,183,949
FNMA	AA+	3.00	03/01/43	2,702,785	2,719,972
FNMA	AA+	3.00	02/01/45	2,396,518	2,401,337
FNMA	AA+	3.50	02/01/26	296,727	311,331
FNMA	AA+	3.50	03/01/32	1,443,184	1,508,965
FNMA	AA+	3.50	08/01/38	2,544,087	2,643,920
FNMA	AA+	3.50	03/01/41	2,132,617	2,208,707
FNMA	AA+	3.50	10/01/41	1,197,555	1,239,862
FNMA	AA+	3.50	12/01/41	1,528,441	1,584,853
FNMA	AA+	3.50	04/01/42	1,667,672	1,729,663
FNMA	AA+	3.50	04/01/42	1,462,941	1,512,658
FNMA	AA+	3.50	07/01/42	2,741,317	2,833,453
FNMA	AA+	3.50	08/01/42	2,316,293	2,391,538
FNMA	AA+	3.50	10/01/42	2,426,029	2,507,551
FNMA	AA+	3.50	12/01/42	2,936,678	3,062,741
FNMA	AA+	3.50	03/01/43	2,385,799	2,465,199
FNMA	AA+	3.50	10/01/43	1,990,408	2,075,756
FNMA	AA+	3.50	01/01/44	1,525,614	1,555,615
FNMA	AA+	3.50	04/01/45	4,718,725	4,883,361
FNMA	AA+	3.50	05/01/45	5,578,587	5,764,616
FNMA	AA+	4.00	05/01/19	254,820	265,646
FNMA	AA+	4.00	07/25/26	2,121,880	2,315,489
FNMA	AA+	4.00	01/01/31	179,557	191,650
FNMA	AA+	4.00	12/01/33	1,660,634	1,762,921
FNMA	AA+	4.00	03/01/35	490,927	520,362
FNMA	AA+	4.00	11/01/38	2,211,224	2,345,279
FNMA	AA+	4.00	11/01/40	1,294,422	1,372,927
FNMA	AA+	4.00	05/01/41	1,466,805	1,550,016
FNMA	AA+	4.00	08/01/42	2,758,347	2,925,200
FNMA	AA+	4.00	05/01/43	2,069,305	2,197,869
FNMA	AA+	4.50	05/01/18	101,642	105,028
FNMA	AA+	4.50	05/01/19	31,154	32,430
FNMA	AA+	4.50	06/01/19	103,453	107,328

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

FNMA	AA+	4.50	05/01/30	488,692	530,807
FNMA	AA+	4.50	04/01/31	775,450	844,167
FNMA	AA+	4.50	08/01/33	186,099	201,646
FNMA	AA+	4.50	08/01/33	180,254	195,132
FNMA	AA+	4.50	09/01/33	503,031	545,329
FNMA	AA+	4.50	10/01/33	170,628	184,310
FNMA	AA+	4.50	10/01/33	473,039	515,009
FNMA	AA+	4.50	05/01/34	182,953	198,489
FNMA	AA+	4.50	06/01/34	272,654	294,473
FNMA	AA+	4.50	07/01/34	288,526	312,525
FNMA	AA+	4.50	01/01/35	845,010	916,349
FNMA	AA+	4.50	08/01/35	316,096	343,284
FNMA	AA+	4.50	09/01/35	89,177	92,791
FNMA	AA+	4.50	12/01/35	352,378	382,345
FNMA	AA+	4.50	05/01/39	1,399,418	1,528,015
FNMA	AA+	4.50	05/01/39	1,157,718	1,266,390
FNMA	AA+	4.50	05/01/40	652,930	706,128
FNMA	AA+	4.50	11/01/40	655,330	707,873
FNMA	AA+	4.50	06/01/41	698,300	756,000
FNMA	AA+	4.50	10/01/41	1,239,140	1,345,368
FNMA	AA+	4.50	11/01/41	1,290,950	1,396,574
FNMA	AA+	4.50	01/01/42	162,223	175,262
FNMA	AA+	4.50	07/01/42	2,829,973	3,095,812
FNMA	AA+	4.50	03/01/44	1,968,718	2,134,466
FNMA	AA+	4.50	05/01/44	2,380,509	2,571,213
FNMA	AA+	5.00	04/01/18	27,559	28,618
FNMA	AA+	5.00	09/01/18	165,496	172,976
FNMA	AA+	5.00	09/01/20	113,281	119,590
FNMA	AA+	5.00	10/01/20	180,679	188,860
FNMA	AA+	5.00	10/01/25	170,227	187,226
FNMA	AA+	5.00	09/01/33	942,719	1,042,824
FNMA	AA+	5.00	10/01/33	605,996	675,354
FNMA	AA+	5.00	11/01/33	668,105	736,923
FNMA	AA+	5.00	03/01/34	154,986	171,419
FNMA	AA+	5.00	04/01/34	77,507	85,412
FNMA	AA+	5.00	04/01/34	327,633	365,056
FNMA	AA+	5.00	04/01/35	278,415	310,359
FNMA	AA+	5.00	06/01/35	180,112	198,703
FNMA	AA+	5.00	09/01/35	159,264	175,167
FNMA	AA+	5.00	09/01/35	424,008	467,654
FNMA	AA+	5.00	11/25/35	1,096,730	1,197,612
FNMA	AA+	5.00	08/01/37	1,275,325	1,404,201
FNMA	AA+	5.00	05/01/39	801,811	876,721
FNMA	AA+	5.00	09/25/40	1,478,323	1,633,693
FNMA	AA+	5.50	04/01/17	8,012	8,148
FNMA	AA+	5.50	05/01/17	6,126	6,161
FNMA	AA+	5.50	01/01/24	203,882	227,003
FNMA	AA+	5.50	03/01/24	424,608	472,760
FNMA	AA+	5.50	09/01/25	180,450	202,107
FNMA	AA+	5.50	11/01/26	131,306	146,196
FNMA	AA+	5.50	01/01/27	75,177	83,702
FNMA	AA+	5.50	03/01/33	346,797	380,969
FNMA	AA+	5.50	09/01/33	362,334	411,723
FNMA	AA+	5.50	10/01/33	552,892	628,200
FNMA	AA+	5.50	03/01/34	69,448	77,894
FNMA	AA+	5.50	03/01/34	343,548	390,265
FNMA	AA+	5.50	07/01/34	225,215	253,487
FNMA	AA+	5.50	09/01/34	63,798	71,225
FNMA	AA+	5.50	09/01/34	126,917	141,310
FNMA	AA+	5.50	09/01/34	256,958	288,826
FNMA	AA+	5.50	10/01/34	561,109	632,307

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

FNMA	AA+	5.50	02/01/35	306,023	345,380
FNMA	AA+	5.50	02/01/35	169,343	190,473
FNMA	AA+	5.50	04/01/35	271,443	303,716
FNMA	AA+	5.50	08/01/35	563,741	634,540
FNMA	AA+	5.50	02/25/37	143,801	154,960
FNMA	AA+	5.50	05/01/38	613,147	682,680
FNMA	AA+	5.50	11/01/38	125,823	133,983
FNMA	AA+	5.50	06/01/48	182,957	197,907
FNMA	AA+	6.00	03/01/17	12,183	12,418
FNMA	AA+	6.00	05/01/23	271,844	308,206
FNMA	AA+	6.00	01/01/25	172,242	194,370
FNMA	AA+	6.00	03/01/28	211,312	238,459
FNMA	AA+	6.00	04/01/32	66,262	75,190
FNMA	AA+	6.00	05/01/32	244,670	278,866
FNMA	AA+	6.00	04/01/33	625,790	717,448
FNMA	AA+	6.00	11/01/34	68,036	76,778
FNMA	AA+	6.00	03/01/36	54,893	60,080
FNMA	AA+	6.00	12/01/36	203,369	231,615
FNMA	AA+	6.00	01/01/37	269,280	307,179
FNMA	AA+	6.00	03/01/37	177,722	194,728
FNMA	AA+	6.00	04/01/37	96,101	105,424
FNMA	AA+	6.00	05/01/37	62,013	68,064
FNMA	AA+	6.00	06/01/37	117,451	128,853
FNMA	AA+	6.00	07/01/37	111,165	125,447
FNMA	AA+	6.00	08/01/37	160,365	181,231
FNMA	AA+	6.00	12/01/37	62,051	70,023
FNMA	AA+	6.00	10/25/44	553,504	638,759
FNMA	AA+	6.00	02/25/47	1,260,545	1,411,312
FNMA	AA+	6.00	12/25/49	673,576	772,479
FNMA	AA+	6.50	09/01/16	1,632	1,639
FNMA	AA+	6.50	03/01/17	31,270	31,767
FNMA	AA+	6.50	05/01/17	3,871	3,897
FNMA	AA+	6.50	05/01/32	159,270	182,021
FNMA	AA+	6.50	05/01/32	100,410	114,754
FNMA	AA+	6.50	09/01/36	71,074	78,917
FNMA	AA+	6.50	05/01/37	327,094	373,891
FNMA	AA+	6.50	07/01/37	39,466	46,100
FNMA	AA+	6.50	09/01/37	99,397	117,115
FNMA	AA+	6.50	05/01/38	105,976	121,114
FNMA	AA+	7.00	09/01/31	61,797	69,228
FNMA	AA+	7.00	01/25/44	450,996	506,810
FNMA	AA+	7.50	06/01/32	89,316	108,808
FNMA	AA+	8.00	04/01/32	20,904	22,292
FNMA Strip	AA+	3.00	08/25/42	1,924,522	1,913,617
GNMA (3)	AA+	2.68	10/16/47	2,000,000	1,990,322
GNMA (3)	AA+	3.00	07/16/36	1,910,047	1,966,546
GNMA (3)	AA+	3.50	11/20/32	2,445,942	2,552,754
GNMA (3)	AA+	3.50	09/20/33	405,614	409,883
GNMA (3)	AA+	3.50	07/15/42	1,785,743	1,863,801
GNMA (3)	AA+	3.50	11/15/42	1,302,640	1,356,478
GNMA (3)	AA+	3.50	05/20/45	2,745,735	2,881,564
GNMA (3)	AA+	3.70	05/15/42	1,113,334	1,171,213
GNMA (3)	AA+	4.00	04/15/24	344,324	366,204
GNMA (3)	AA+	4.00	01/20/41	2,364,064	2,519,352
GNMA (3)	AA+	4.00	03/15/41	1,033,067	1,107,658
GNMA (3)	AA+	4.00	08/15/41	1,664,470	1,784,858
GNMA (3)	AA+	4.00	11/15/41	1,039,162	1,125,341
GNMA (3)	AA+	4.00	12/15/41	1,729,470	1,846,671
GNMA (3)	AA+	4.00	01/15/42	608,134	646,790
GNMA (3)	AA+	4.00	03/20/42	943,330	1,002,276
GNMA (3)	AA+	4.00	08/20/42	1,483,350	1,580,398

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

GNMA (3)	AA+	4.25	06/20/36	895,151	963,161
GNMA (3)	AA+	4.25	04/20/41	1,056,023	1,136,354
GNMA (3)	AA+	4.29	04/15/41	642,761	692,916
GNMA (3)	AA+	4.50	02/20/21	8,496	8,494
GNMA (3)	AA+	4.50	06/20/30	139,276	152,383
GNMA (3)	AA+	4.50	09/15/30	598,521	650,946
GNMA (3)	AA+	4.50	06/20/34	628,847	681,477
GNMA (3)	AA+	4.50	09/15/40	1,201,791	1,300,668
GNMA (3)	AA+	4.50	10/15/40	1,699,946	1,867,964
GNMA (3)	AA+	4.50	10/15/40	542,518	584,770
GNMA (3)	AA+	5.00	04/15/39	1,427,971	1,603,135
GNMA (3)	AA+	5.00	06/20/39	2,219,172	2,410,092
GNMA (3)	AA+	5.00	11/15/39	726,239	803,970
GNMA (3)	AA+	5.00	05/15/40	294,375	326,952
GNMA (3)	AA+	5.00	06/20/40	424,858	457,800
GNMA (3)	AA+	5.00	06/20/40	477,537	517,195
GNMA (3)	AA+	5.50	01/15/36	170,939	191,051
GNMA (3)	AA+	6.50	04/15/31	14,807	16,941
GNMA (3)	AA+	6.50	12/15/31	28,985	33,163
GNMA (3)	AA+	6.50	05/15/32	29,664	33,939
GNMA (3)	AA+	7.00	05/15/32	2,820	2,879
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	1,116,018	1,221,094

					267,045,255

NON-MORTGAGE-BACKED OBLIGATIONS (2.2%)
FHLMC	AA+	0.00	11/29/19	11,000,000	10,129,889
FNMA	AA+	0.00	10/09/19	13,050,000	12,084,509

					22,214,398

CORPORATE DEBT (61.9%)
CONSUMER DISCRETIONARY (9.7%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	1,000,000	1,029,276
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	1,000,000	1,019,626
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	3,000,000	3,253,356
AutoZone, Inc.	BBB	3.25	04/15/25	2,000,000	1,933,768
AutoZone, Inc.	BBB	3.70	04/15/22	700,000	712,159
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,150,090
Brinker International, Inc.	BBB-	3.88	05/15/23	4,000,000	3,857,592
Dollar General Corp.	BBB	3.25	04/15/23	4,000,000	3,809,324
Expedia, Inc.	BBB-	5.95	08/15/20	4,000,000	4,364,456
Family Dollar Stores, Inc.	BB+	5.00	02/01/21	4,000,000	4,095,300
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	5,000,000	4,792,015
Home Depot, Inc.	A	5.40	03/01/16	2,000,000	2,014,064
Hyatt Hotels Corp.	BBB	3.88	08/15/16	2,800,000	2,841,012
Hyatt Hotels Corp.	BBB	5.38	08/15/21	200,000	219,668
Kohl’s Corp.	BBB	3.25	02/01/23	1,804,000	1,714,657
Kohl’s Corp.	BBB	4.00	11/01/21	2,620,000	2,689,197
Lowe’s Cos., Inc.	A-	3.12	04/15/22	2,000,000	2,045,302
Marriott International, Inc.	BBB	3.00	03/01/19	1,000,000	1,013,606
Marriott International, Inc.	BBB	3.38	10/15/20	3,000,000	3,053,706
Mattel, Inc.	BBB	3.15	03/15/23	2,000,000	1,907,032
Mattel, Inc.	BBB	4.35	10/01/20	1,000,000	1,040,098
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	3,000,000	3,080,460
NVR, Inc.	BBB+	3.95	09/15/22	4,000,000	4,034,720
O’Reilly Automotive, Inc.	BBB+	3.80	09/01/22	3,250,000	3,289,367
Omnicom Group, Inc.	BBB+	3.63	05/01/22	1,000,000	1,009,440
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,199,353
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	5,000,000	4,810,815
Staples, Inc.	BBB-	4.38	01/12/23	3,700,000	3,535,946
Starwood Hotels & Resorts	BBB	3.13	02/15/23	3,000,000	2,931,702
Tupperware Brands Corp.	BBB-	4.75	06/01/21	4,000,000	4,080,068
Viacom, Inc.	BBB-	3.25	03/15/23	5,000,000	4,565,290
Whirlpool Corp.	BBB	3.70	05/01/25	2,000,000	1,980,360

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Whirlpool Corp.	BBB	4.85	06/15/21	1,000,000	1,070,460
Whirlpool Corp.	BBB	6.50	06/15/16	2,000,000	2,042,970
Wyndham Worldwide Corp.	BBB-	3.90	03/01/23	4,000,000	3,891,928
Wynn Las Vegas LLC	BB+	5.38	03/15/22	4,000,000	3,800,920

					97,879,103

CONSUMER STAPLES (3.6%)
Avon Products, Inc.	B+	4.20	07/15/18	900,000	729,000
Avon Products, Inc.	B+	4.60	03/15/20	2,100,000	1,617,000
Beam, Inc.	BBB	5.38	01/15/16	344,000	344,359
ConAgra Foods, Inc.	BBB-	4.95	08/15/20	1,500,000	1,603,856
CVS Health Corp.	BBB+	6.13	08/15/16	2,000,000	2,057,130
Edgewell Personal Care Co.	BB+	4.70	05/19/21	4,000,000	4,036,044
Flowers Foods, Inc.	BBB	4.38	04/01/22	4,000,000	4,157,328
Ingredion, Inc.	BBB	4.63	11/01/20	3,225,000	3,390,994
Kroger Co.	BBB	2.95	11/01/21	4,800,000	4,750,954
Mead Johnson Nutrition Co.	BBB-	4.13	11/15/25	1,950,000	1,964,662
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	3,000,000	3,016,494
Sysco Corp.	A-	3.75	10/01/25	3,575,000	3,624,035
Whole Foods Market, Inc.†	BBB-	5.20	12/03/25	5,000,000	4,992,600

					36,284,456

ENERGY (4.7%)
Cameron International Corp.	BBB+	4.50	06/01/21	3,000,000	3,127,518
Diamond Offshore Drilling, Inc.	BBB+	3.45	11/01/23	3,000,000	2,478,624
Energen Corp.	BB	4.63	09/01/21	4,000,000	3,560,000
EQT Corp.	BBB	4.88	11/15/21	4,000,000	3,808,276
FMC Technologies, Inc.	BBB	2.00	10/01/17	4,500,000	4,429,841
Kinder Morgan Energy Partners	BBB-	4.30	05/01/24	5,000,000	4,299,060
Marathon Oil Corp.	BBB	2.80	11/01/22	4,000,000	3,188,440
Marathon Petroleum Corp.	BBB	5.13	03/01/21	3,300,000	3,463,631
Murphy Oil Corp.	BBB	2.50	12/01/17	1,250,000	1,146,449
Murphy Oil Corp.	BBB	3.70	12/01/22	3,525,000	2,696,696
Noble Corp.	BBB	7.50	03/15/19	2,000,000	1,962,788
Rowan Companies PLC	BBB-	4.88	06/01/22	4,000,000	2,941,672
Seacor Hldgs., Inc.	B+	7.38	10/01/19	2,775,000	2,594,625
SESI LLC	BBB-	7.13	12/15/21	4,500,000	4,005,000
Sunoco, Inc.	BBB-	5.75	01/15/17	2,000,000	2,010,302
Weatherford Int’l. Ltd.	BB+	5.50	02/15/16	1,500,000	1,492,500

					47,205,422

FINANCIALS (16.4%)
Aflac, Inc.	A-	4.00	02/15/22	3,000,000	3,170,085
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,143,036
Alleghany Corp.	BBB+	5.63	09/15/20	3,000,000	3,258,450
American Express Co.	BBB	3.63	12/05/24	5,000,000	4,893,400
American Int’l. Group, Inc.	A-	3.75	07/10/25	1,000,000	991,060
American Tower Corp.	BBB-	4.50	01/15/18	5,000,000	5,214,465
Bank of America Corp.	BBB	3.95	04/21/25	5,000,000	4,868,845
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	4,000,000	3,591,724
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,112,022
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	2,000,000	2,319,172
Block Financial LLC	BBB	5.25	10/01/25	3,000,000	3,068,124
Block Financial LLC	BBB	5.50	11/01/22	2,250,000	2,375,739
Boston Properties LP	A-	3.70	11/15/18	1,000,000	1,035,926
Boston Properties LP	A-	3.85	02/01/23	3,000,000	3,061,416
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,332,628
Citigroup, Inc.	BBB	3.88	03/26/25	5,000,000	4,866,440
CNA Financial Corp.	BBB	6.50	08/15/16	2,000,000	2,059,318
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,500,000	1,588,158
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	1,000,000	971,093
Fifth Third Bancorp	BBB	4.30	01/16/24	5,000,000	5,121,750
First Republic Bank	A-	2.38	06/17/19	2,000,000	1,995,774
First Tennessee Bank	BBB-	2.95	12/01/19	5,000,000	4,961,965

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Genworth Financial, Inc.	BB-	7.20	02/15/21	1,750,000	1,458,153
Genworth Financial, Inc.	BB-	7.63	09/24/21	1,300,000	1,079,585
Government Pptys. Income Trust	BBB-	3.75	08/15/19	4,000,000	4,018,280
Harley-Davidson Financial Svcs.†	A-	3.88	03/15/16	2,678,000	2,695,798
Hartford Financial Svcs.	BBB+	5.50	03/30/20	1,000,000	1,106,993
HCP, Inc.	BBB+	3.40	02/01/25	3,750,000	3,493,058
HCP, Inc.	BBB+	6.00	01/30/17	1,250,000	1,302,124
Healthcare Realty Trust	BBB-	3.75	04/15/23	4,000,000	3,912,768
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,550,000	4,673,765
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	4,000,000	4,101,352
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	5,000,000	4,973,720
JPMorgan Chase Bank NA	A-	6.00	10/01/17	2,000,000	2,138,320
Kemper Corp.	BBB-	4.35	02/15/25	2,000,000	1,986,744
Kemper Corp.	BBB-	6.00	05/15/17	1,091,000	1,133,404
Lincoln National Corp.	A-	4.85	06/24/21	1,000,000	1,076,927
Mack-Cali Realty LP	BBB-	4.50	04/18/22	5,000,000	4,807,020
Markel Corp.	BBB+	5.35	06/01/21	1,200,000	1,317,822
Marsh & McLennan Cos., Inc.	A-	4.80	07/15/21	3,000,000	3,265,485
Moody’s Corp.	BBB+	4.50	09/01/22	4,000,000	4,239,272
Nasdaq, Inc.	BBB	5.55	01/15/20	2,500,000	2,740,888
National Retail Pptys., Inc.	BBB+	3.30	04/15/23	1,000,000	962,131
National Retail Pptys., Inc.	BBB+	3.80	10/15/22	3,000,000	3,008,739
Pacific LifeCorp.†	BBB+	6.00	02/10/20	3,000,000	3,336,381
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	3,000,000	3,047,394
Prudential Financial, Inc.	A	4.50	11/16/21	1,000,000	1,079,764
Raymond James Financial, Inc.	BBB	4.25	04/15/16	3,150,000	3,173,943
Reckson Operating Partnership	BBB-	6.00	03/31/16	3,200,000	3,229,846
Reinsurance Grp. of America, Inc.	A-	4.70	09/15/23	1,000,000	1,054,429
Reinsurance Grp. of America, Inc.	A-	5.00	06/01/21	3,000,000	3,234,411
Synchrony Financial	BBB-	2.70	02/03/20	2,250,000	2,206,856
Travelers Cos., Inc.	A	3.90	11/01/20	2,500,000	2,655,863
Ventas Realty LP/Capital Corp.	BBB+	3.25	08/15/22	500,000	486,746
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	3,000,000	3,195,033
Vornado Realty LP	BBB	2.50	06/30/19	1,000,000	984,840
Wells Fargo & Co.	A-	3.45	02/13/23	4,000,000	4,009,424
Wells Fargo & Co.	A-	4.13	08/15/23	1,000,000	1,038,571
Welltower, Inc.	BBB	3.63	03/15/16	750,000	753,260
Welltower, Inc.	BBB	3.75	03/15/23	750,000	736,482
Welltower, Inc.	BBB	6.13	04/15/20	2,500,000	2,800,170
Zions Bancorporation	BBB-	4.50	03/27/17	1,000,000	1,019,932

					165,536,283

HEALTH CARE (6.9%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	4,000,000	4,297,384
Allergan, Inc.	BBB-	5.75	04/01/16	2,000,000	2,016,220
AmerisourceBergen Corp.	A-	4.88	11/15/19	2,500,000	2,688,675
Anthem, Inc.	A	3.30	01/15/23	3,539,000	3,439,271
Anthem, Inc.	A	4.35	08/15/20	2,000,000	2,118,306
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	4,000,000	4,269,960
Biogen Idec, Inc.	A-	6.88	03/01/18	2,500,000	2,738,548
CIGNA Corp.	A	5.38	03/15/17	2,000,000	2,084,252
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	4,500,000	4,552,209
Express Scripts Hldg. Co.	BBB+	3.50	06/15/24	2,000,000	1,970,382
Humana, Inc.	BBB+	3.85	10/01/24	3,000,000	3,019,590
Humana, Inc.	BBB+	7.20	06/15/18	2,000,000	2,237,836
Laboratory Corp. of America	BBB	3.75	08/23/22	2,000,000	2,012,930
Laboratory Corp. of America	BBB	4.63	11/15/20	1,000,000	1,053,092
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	3,000,000	3,147,297
Owens & Minor, Inc.	BBB	3.88	09/15/21	2,200,000	2,190,509
Owens & Minor, Inc.	BBB	4.38	12/15/24	2,800,000	2,776,612
PerkinElmer, Inc.	BBB	5.00	11/15/21	4,000,000	4,223,880
Pfizer, Inc.	AA	6.05	03/30/17	4,000,000	4,240,328

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Quest Diagnostics, Inc.	BBB+	3.50	03/30/25	700,000	676,281
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	4,000,000	4,239,948
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	1,000,000	1,015,443
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	3,000,000	3,178,698
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	5,000,000	4,915,400

					69,103,051

INDUSTRIALS (4.6%)
Crane Co.	BBB	2.75	12/15/18	4,000,000	3,987,572
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	3,000,000	3,023,331
Dun & Bradstreet Corp.	BBB-	4.38	12/01/22	1,000,000	978,858
Equifax, Inc.	BBB+	3.30	12/15/22	4,000,000	3,986,704
Flowserve Corp.	BBB	3.50	09/15/22	4,000,000	3,885,096
Harsco Corp.	BB	5.75	05/15/18	4,000,000	3,550,000
Hexcel Corp.	BBB-	4.70	08/15/25	3,900,000	3,862,037
Kennametal, Inc.	BBB	2.65	11/01/19	4,000,000	3,892,456
L-3 Communications Corp.	BBB-	4.75	07/15/20	3,000,000	3,120,966
L-3 Communications Corp.	BBB-	5.20	10/15/19	1,000,000	1,058,865
Pentair PLC	BBB	5.00	05/15/21	3,000,000	3,127,587
Pitney Bowes, Inc.	BBB	5.25	01/15/37	3,000,000	3,029,703
Textron, Inc.	BBB	4.63	09/21/16	2,900,000	2,962,150
Valmont Industries, Inc.	BBB+	6.63	04/20/20	750,000	830,965
Verisk Analytics, Inc.	BBB-	4.00	06/15/25	5,000,000	4,856,510

					46,152,800

INFORMATION TECHNOLOGY (7.6%)
Adobe Systems, Inc.	A-	4.75	02/01/20	4,000,000	4,332,124
Applied Materials, Inc.	A-	3.90	10/01/25	5,000,000	5,026,920
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	1,000,000	960,637
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	1,100,000	1,111,314
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	2,900,000	3,157,450
Avnet, Inc.	BBB-	4.88	12/01/22	270,000	276,442
Avnet, Inc.	BBB-	5.88	06/15/20	1,100,000	1,193,630
eBay, Inc.	BBB+	2.88	08/01/21	5,000,000	4,920,060
Fidelity Nat’l. Information	BBB	3.88	06/05/24	5,000,000	4,826,015
Fiserv, Inc.	BBB	4.63	10/01/20	2,800,000	2,990,103
Fiserv, Inc.	BBB	4.75	06/15/21	1,000,000	1,067,922
Ingram Micro, Inc.	BBB-	4.95	12/15/24	750,000	747,236
Ingram Micro, Inc.	BBB-	5.00	08/10/22	1,000,000	1,008,987
Ingram Micro, Inc.	BBB-	5.25	09/01/17	3,000,000	3,133,935
Juniper Networks, Inc.	BBB	4.50	03/15/24	3,000,000	2,985,195
Juniper Networks, Inc.	BBB	4.60	03/15/21	2,000,000	2,074,084
Keysight Technologies, Inc.†	BBB-	4.55	10/30/24	5,000,000	4,806,580
Lam Research Corp.	BBB	2.75	03/15/20	5,000,000	4,835,335
Lender Processing Svcs., Inc.	BBB	5.75	04/15/23	2,948,000	3,036,440
Lexmark International, Inc.	BBB-	6.65	06/01/18	4,000,000	4,307,912
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	4,000,000	3,664,688
Symantec Corp.	BBB	4.20	09/15/20	4,000,000	4,130,584
Tech Data Corp.	BBB-	3.75	09/21/17	4,000,000	4,047,776
Total System Services, Inc.	BBB+	3.75	06/01/23	4,000,000	3,880,836
Western Union Co.	BBB	5.93	10/01/16	4,000,000	4,127,012

					76,649,217

MATERIALS (5.5%)
Albemarle Corp.	BBB-	4.50	12/15/20	2,000,000	2,066,640
Alcoa, Inc.	BBB-	6.75	07/15/18	4,000,000	4,294,800
Carpenter Technology Corp.	BBB	4.45	03/01/23	3,600,000	3,458,729
Domtar Corp.	BBB-	4.40	04/01/22	5,000,000	5,084,140
Dow Chemical Co.	BBB	3.50	10/01/24	4,800,000	4,654,075
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,635,788
Freeport-McMoRan Copper & Gold	BBB-	3.55	03/01/22	4,000,000	2,320,000
Goldcorp, Inc.	BBB+	2.13	03/15/18	4,000,000	3,876,588
Kinross Gold Corp.	BBB-	5.13	09/01/21	4,000,000	2,600,000
Methanex Corp.	BB+	3.25	12/15/19	3,400,000	3,244,630

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2015

Methanex Corp.	BB+	5.25	03/01/22	600,000	590,773
Newmont Mining Corp.	BBB	3.50	03/15/22	4,000,000	3,565,228
Packaging Corp. of America	BBB	3.90	06/15/22	2,000,000	2,033,814
Packaging Corp. of America	BBB	4.50	11/01/23	2,000,000	2,100,050
Southern Copper Corp.	BBB	3.50	11/08/22	4,000,000	3,694,148
Teck Resources Ltd.	BB	3.75	02/01/23	1,000,000	462,500
Teck Resources Ltd.	BB	4.75	01/15/22	3,000,000	1,455,000
Valspar Corp.	BBB	3.95	01/15/26	5,000,000	4,966,990
Vulcan Materials Co.	BB+	7.00	06/15/18	2,000,000	2,220,000

					55,323,893

TELECOMMUNICATION SERVICES (0.7%)
AT&T, Inc.	BBB+	3.00	02/15/22	4,000,000	3,921,112
AT&T, Inc.	BBB+	3.00	06/30/22	1,000,000	976,019
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,148,814

					7,045,945

UTILITIES (2.2%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	513,010
Constellation Energy	BBB-	5.15	12/01/20	3,000,000	3,257,235
Entergy Corp.	BBB-	4.70	01/15/17	1,500,000	1,538,145
Entergy Corp.	BBB-	5.13	09/15/20	2,500,000	2,686,403
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,013,195
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,080,826
National Fuel Gas Co.	BBB	5.20	07/15/25	2,000,000	1,834,598
SCANA Corp.	BBB	4.13	02/01/22	4,000,000	3,918,752
Talen Energy Supply LLC	B+	4.60	12/15/21	2,000,000	1,229,380
UIL Hldgs. Corp.	BBB-	4.63	10/01/20	2,725,000	2,868,558

					21,940,102

SOVEREIGN DEBT (0.4%) Sri Lanka AID	NR	6.59	09/15/28	3,135,072	3,798,327

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,001,539,747) 99.2%					998,901,489

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.8%) FHLMC	A-1+	0.20	02/12/16	8,000,000	7,998,133

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,998,133) 0.8%					7,998,133

TOTAL INVESTMENTS (Cost: $1,009,537,880) 100.0%					1,006,899,622

OTHER NET ASSETS -0.0% (2)					(262,720)

NET ASSETS 100.0%					$1,006,636,902

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2015

Abbreviations:	FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

*	Non-income producing security.
**	Ratings as per Standard & Poor’s Corporation (unaudited).
†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$21,796,509	1.2%
SMALL CAP VALUE FUND	$4,699,832	1.2%
SMALL CAP GROWTH FUND	$6,999,630	1.7%
MID-CAP EQUITY INDEX FUND	$3,299,680	0.3%
COMPOSITE FUND	$1,215,452	0.7%
MONEY MARKET FUND	$20,995,451	31.5%
MID-TERM BOND FUND	$5,670,515	1.3%
BOND FUND	$21,438,004	2.1%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

Information on futures contracts outstanding in the Funds as of December 31, 2015, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	755	E-mini S&P 500 Stock Index	P	March 2016	$76,836,350	($178,766)	4.1%
ALL AMERICA FUND	42	E-mini S&P 500 Stock Index	P	March 2016	$4,274,340	($32,594)	1.5%
MID-CAP EQUITY INDEX FUND	330	E-mini S&P MidCap 400 Stock Index	P	March 2016	$45,985,500	($326,927)	4.7%

(a)	Includes the cumulative appreciation(depreciation) of futures contracts.
(2)	Percentage is less than 0.05%.
(3)	U.S. Government guaranteed security.

Fair Value—The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2015

As of December 31, 2015, management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded were considered Level 3; however, there were no such securities as of December 31, 2015. Fair value inputs for all debt securities were considered Level 2. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2015:

Fund	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investments at Fair Value:
(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$1,777,453,435	—	—	$1,777,453,435
Short-Term Debt Securities	—	$75,276,159	—	$75,276,159

	$1,777,453,435	$75,276,159	—	$1,852,729,594

All America Fund
Common Stock - Indexed	$155,317,754	—	—	$155,317,754
Common Stock - Active	$132,917,793	—	—	$132,917,793
Short-Term Debt Securities - Indexed	—	$4,098,532	—	$4,098,532
Short-Term Debt Securities - Active	—	$1,749,610	—	$1,749,610

	$288,235,547	$5,848,142	—	$294,083,689

Small Cap Value Fund
Common Stock	$362,050,296	—	—	$362,050,296
Short-Term Debt Securities	—	$14,096,697	—	$14,096,697

	$362,050,296	$14,096,697	—	$376,146,993

Small Cap Growth Fund
Common Stock	$391,367,143	—	—	$391,367,143
Short-Term Debt Securities	—	$9,999,000	—	$9,999,000

	$391,367,143	$9,999,000	—	$401,366,143

Mid Cap Value Fund
Common Stock	$76,916,018	—	—	$76,916,018
Short-Term Debt Securities	—	$4,448,388	—	$4,448,388

	$76,916,018	$4,448,388	—	$81,364,406

Mid-Cap Equity Index Fund
Common Stock	$931,484,936	—	—	$931,484,936
Short-Term Debt Securities	—	$44,890,144	—	$44,890,144

	$931,484,936	$44,890,144	—	$976,375,080

International Fund
Common Stock	$304,363,411	—	—	$304,363,411
Short-Term Debt Securities	—	$14,995,012	—	$14,995,012

	$304,363,411	$14,995,012	—	$319,358,423

Composite Fund
Common Stock	$103,238,490	—	—	$103,238,490
U.S. Government Debt	—	$20,321,875	—	$20,321,875
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$21,274,605	—	$21,274,605
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$460,450	—	$460,450
Long-Term Corporate Debt	—	$30,381,369	—	$30,381,369
Short-Term Debt Securities	—	$3,399,237	—	$3,399,237

	$103,238,490	$75,837,536	—	$179,076,026

Retirement Income Fund
Common Stock	$63,476,010	—	—	$63,476,010

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2015

2010 Retirement Fund
Common Stock	$25,562,124	—	—	$25,562,124

2015 Retirement Fund
Common Stock	$148,762,380	—	—	$148,762,380

2020 Retirement Fund
Common Stock	$363,599,502	—	—	$363,599,502

2025 Retirement Fund
Common Stock	$395,959,613	—	—	$395,959,613

2030 Retirement Fund
Common Stock	$328,048,413	—	—	$328,048,413

2035 Retirement Fund
Common Stock	$271,315,585	—	—	$271,315,585

2040 Retirement Fund
Common Stock	$221,905,108	—	—	$221,905,108

2045 Retirement Fund
Common Stock	$264,551,034	—	—	$264,551,034

2050 Retirement Fund
Common Stock	$93,879,879	—	—	$93,879,879

Conservative Allocation Fund
Common Stock	$127,762,948	—	—	$127,762,948

Moderate Allocation Fund
Common Stock	$316,150,340	—	—	$316,150,340

Aggressive Allocation Fund
Common Stock	$248,722,299	—	—	$248,722,299

Money Market Fund
U.S. Government Debt	—	$6,997,366	—	$6,997,366
U.S. Government Agency Short-Term Debt	—	$30,932,152	—	$30,932,152
Commercial Paper	—	$28,738,430	—	$28,738,430

	—	$66,667,948	—	$66,667,948

Mid-Term Bond Fund
U.S. Government Debt	—	$129,624,073	—	$129,624,073
U.S. Government Agency Residential
Mortgage-Backed Obligations	—	$3,871	—	$3,871
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$34,545,358	—	$34,545,358
Long-Term Corporate Debt	—	$284,676,220	—	$284,676,220

	—	$448,849,522	—	$448,849,522

Bond Fund
U.S. Government Debt	—	$82,723,237	—	$82,723,237
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$267,045,255	—	$267,045,255
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$22,214,398	—	$22,214,398
Long-Term Corporate Debt	—	$623,120,272	—	$623,120,272
Sovereign Debt	—	$3,798,327	—	$3,798,327
Short-Term Debt Securities	—	$7,998,133	—	$7,998,133

	—	$1,006,899,622	—	$1,006,899,622

Other Financial Instruments:*

Equity Index Fund	($178,766)	—	—	($178,766)
All America Fund	($32,594)	—	—	($32,594)
Mid-Cap Equity Index Fund	($326,927)	—	—	($326,927)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2015

During the year ended December 31, 2015, there were no transfers of securities between Level 1, Level 2 or Level 3.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used to calculate fair value.

Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gain and loss on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts - The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities.

Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding. The “Underlying Face Amount at Value” (appearing in the “Notes to the Portfolios of Investments in Securities”), representing the aggregate of outstanding contractual amounts under futures contracts, reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

Attached hereto:

(a)	(1)	Not applicable.

	(2)	Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(3)	Not applicable.

(b)		Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

		Exhibit 99.REPT	Report of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 7, 2016

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: March 7, 2016